                                                                   Exhibit 10(d)


                           FRANCHISE OFFERING CIRCULAR
                           FOR FULL-SERVICE RESTAURANT


[Logo]                                                  Pizzeria Uno Corporation
                                                                     Suite L-100
                                                            32 Loockerman Square
                                                           Dover, Delaware 19901

                                                           100 Charles Park Road
                                          West Roxbury, Massachusetts 02132-4985
                                                                  (617) 323-9200


         The franchise will operate a casual theme pizza restaurant.

         The initial unit franchise fee is $30,000 and the initial development fee is $10,000 for each restaurant to be developed. You must pay both of these fees. The estimated initial investment (3 months) for a single restaurant ranges from $923,500 to $1,929,500.

         Risk factors:

         1. THE FRANCHISE AGREEMENT PERMITS THE FRANCHISEE TO ARBITRATE ONLY AT A MUTUALLY AGREED LOCATION. OUT OF STATE ARBITRATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO ARBITRATE WITH US IN OTHER THAN YOUR HOME STATE. STATE FRANCHISE REGISTRATION AND RELATIONSHIP LAWS MAY AFFECT THE ENFORCEABILITY OF CHOICE OF VENUE PROVISIONS (SEE UNIFORM UFOC ADDENDUM AND STATE AMENDMENTS TO THE FRANCHISE AGREEMENT).

         2. THE FRANCHISE AGREEMENT AND DEVELOPMENT AGREEMENT STATE THAT MASSACHUSETTS LAW GOVERNS THE AGREEMENTS, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS. STATE FRANCHISE REGISTRATION AND RELATIONSHIP LAWS OFTEN PROVIDE THAT CHOICE OF LAW PROVISIONS ARE VOID OR SUPERSEDED TO THE EXTENT THAT CHOICE OF A DIFFERENT STATE'S LAW WOULD DENY A FRANCHISEE OR DEVELOPER THE PROTECTIONS IT WOULD BE ENTITLED TO UNDER LOCAL LAW. YOU SHOULD INVESTIGATE WHETHER YOUR PURCHASE OF THE FRANCHISE FALLS UNDER THE JURISDICTION OF A STATE FRANCHISE REGISTRATION OR RELATIONSHIP LAW (SEE UNIFORM UFOC ADDENDUM AND STATE AMENDMENTS TO THE FRANCHISE AGREEMENT AND THE DEVELOPMENT AGREEMENT).

         3.       THERE MAY BE OTHER RISKS CONCERNING THIS FRANCHISE.

         Information comparing franchisors is available. Call the state administrators listed in Attachment E or your public library for sources of information.

         Registration of this franchise by a state does not mean that the state recommends it or has verified the information in this offering circular. If you learn that anything in the offering circular is untrue, contact the Federal Trade Commission and the applicable state authority listed in Attachment E.

         Effective Date: December 22, 1995. This Offering Circular may be registered in certain states which require the pre-sale registration of franchise offerings. The effective date in those states in which this offering is registered is listed on a Uniform Franchise Offering Circular Addendum following this page.

                            PIZZERIA UNO CORPORATION

                INFORMATION FOR PROSPECTIVE FRANCHISEES REQUIRED
                         BY THE FEDERAL TRADE COMMISSION


To protect you, we've required your Franchisor to give you this information. We haven't checked it and don't know if it's correct. It should help you make up your mind. Study it carefully. While it includes some information about your contract, don't rely on it alone to understand your contract. Read all of your contract carefully. Buying a franchise is a complicated investment. Take your time to decide. If possible, show your contract and this information to an advisor, like a lawyer or an accountant. If you find anything you think may be wrong or anything important that has been left out, you should let us know about it. It may be against the law.

There may also be laws about franchising in your state. Ask your state agencies about them.


                                FEDERAL TRADE COMMISSION
                                  WASHINGTON, D.C. 20580




Date of Issuance:  December 22, 1995
Control No.____________________

                            PIZZERIA UNO CORPORATION
                              UNIFORM UFOC ADDENDUM


         The following states have statutes which may supersede the Franchise Agreement, the Development Agreement, and other related agreements in your relationship with us. These statutes may affect the enforceability of provisions in the agreements relating to termination; transfer; renewal; covenants not to compete; choice of law; jurisdiction; venue selection; execution of waivers and releases of claims under the statutes; injunctive relief; waiver of rights to jury trial; punitive and liquidated damages, and other remedies; arbitration; and discrimination between franchisees: Ark. Code Ann. Section 4-72-201 Michie
1993); Cal. Corp. code Sections 31000 - 31516 (West 1994); Cal. Bus. & Prof. Code Sections 20000 - 20043 (West 1994); Conn. Gen. Stat. Section 42-133e
(1994); Del. Code Ann. tit. 6 Section 2552 (1993) Haw. Rev. Stat. Section 482E-1
- 482E-12 (1993); Ill. Rev. Stat. ch. 815 para. 705/1 - 705/44 (1994); Ind. Code
Sections 1 - 51 (1994); Ind. Code Ann. Section 23-2-2.7 (West. 1994); Iowa Code
Section 523H.1 - 523H.17 (1994); Md. Code Ann., Bus. Reg. Sections 14-201 - 14-233 (1994); Mich. Comp. Laws Sections 445.1501 - 445.1545 (1994); Minn. Stat.
Sections 8OC.01 - 8OC.22 (1994); Minn. Stat. Sections 80C.01 - 80C.14 (1994);
Miss. Code Ann. Section 75-24-51 (1993) Mo. Ann. Stat. Section 407.400 (Vernon
1994); Neb. Rev. Stat. Section 87-401 (1993); N.J. Stat. Ann. Section 56:10-1 (West 1994); N.Y. Gen. Bus. Law Sections 680 - 695 (1994); N.D. Cent. Code
Section 51-19-01 (1993); Or. Rev. Stat. Sections 650.005 - 650.085; R.I. Gen.
Laws Sections 19-28.1-1 - 19-28.1-34 (1993); S.D. Codified Laws Ann. Sections 37-5A-1 - 37-5A-87 (1994); Tex. Rev. Civ. Stat. Ann. art. 16.01 (1994); Va. Code
Ann. Sections 13.1-557 - 13.1-574; Wa. Rev. Code Sections 19.100.010 -
19.100.940 (1994); Wis. Stat. Sections 553.01 - 553.78 (1994); Wis. Stat.
Sections 135.01 - 135.07 (1984). These and other states may have fair practice laws and other civil statutes affecting contracts. There may also be state and federal court decisions that affect the enforcement of provisions in the Franchise Agreement, the Development Agreement, and other related agreements.

         A provision in the Franchise Agreement and the Development Agreement which terminates these agreements upon your bankruptcy may not be enforceable under Title 11, United States Code Section 101.

         This Offering Circular is registered, on file or exempt from registration in the following states with franchise registration and disclosure laws:

         California        Effective date:  March 28, 1995, as amended
         Hawaii            Effective date:  October 2, 1995, as amended
         Indiana           Effective date:  February 15, 1995, as amended
         Maryland          Effective date:  April 4, 1995, as amended
         Michigan          Effective date:  March 16, 1995, as amended October 25, 1995
         Minnesota         Effective date:  March 30, 1995, as amended
         New York          Effective date:  April 12, 1995, as amended
         North Dakota      Effective date:  March 29, 1995, as amended
         Rhode Island      Effective date:  April 17, 1995, as amended
         South Dakota      Effective date:  May 11, 1995, as amended
         Texas             Effective date:  January 3, 1989, as amended
         Virginia          Effective date:  May 8, 1995, as amended November 9, 1995
         Washington        Effective date:  March 11, 1995, as amended
         Wisconsin         Effective date:  April 7, 1995, as amended

                ADDENDUM FOR THE STATE OF HAWAII

THESE FRANCHISES WILL BE/HAVE BEEN FILED UNDER THE FRANCHISE INVESTMENT LAW OF THE STATE OF HAWAII. FILING DOES NOT CONSTITUTE APPROVAL, RECOMMENDATION OR ENDORSEMENT BY THE DIRECTOR OF COMMERCE AND CONSUMER AFFAIRS OR A FINDING BY THE DIRECTOR OF COMMERCE AND CONSUMER AFFAIRS THAT THE INFORMATION PROVIDED HEREIN IS TRUE, COMPLETE AND NOT MISLEADING.

THE FRANCHISE INVESTMENT LAW MAKES IT UNLAWFUL TO OFFER OR SELL ANY FRANCHISE IN THIS STATE WITHOUT FIRST PROVIDING TO THE PROSPECTIVE FRANCHISEE, OR SUBFRANCHISOR, AT LEAST SEVEN DAYS PRIOR TO THE EXECUTION BY THE PROSPECTIVE FRANCHISEE, OF ANY BINDING FRANCHISE OR OTHER AGREEMENT, OR AT LEAST SEVEN DAYS PRIOR TO THE PAYMENT OF ANY CONSIDERATION BY THE FRANCHISE, OR SUBFRANCHISOR, WHICHEVER OCCURS FIRST, A COPY OF THE OFFERING CIRCULAR, TOGETHER WITH A COPY OF ALL PROPOSED AGREEMENTS RELATING TO THE SALE OF THE FRANCHISE.

THIS OFFERING CIRCULAR CONTAINS A SUMMARY ONLY OF CERTAIN MATERIAL PROVISIONS OF THE FRANCHISE AGREEMENT. THE CONTRACT OR AGREEMENT SHOULD BE REFERRED TO FOR A STATEMENT OF ALL RIGHTS, CONDITIONS RESTRICTIONS AND OBLIGATIONS OF BOTH THE FRANCHISOR AND THE FRANCHISEE.

       Registered agent in the state authorized to receive service of process is listed in Attachment A.

                        SUPPLEMENTAL INFORMATION PAGE FOR
                            PIZZERIA UNO CORPORATION
                             REQUIRED BY THIS STATE

1.             Registration Information

               A. This proposed filing is not effective or exempt from registration in any state.

               B. This proposed filing is or will shortly be on file in California, Hawaii, Illinois, Indiana, Maryland, Michigan, Minnesota, New York, North Dakota, Rhode Island, South Dakota, Virginia, Washington and Wisconsin.

               C. No states have refused, by order or otherwise, to register these franchises.

               D. No states have revoked or suspended the right to offer these franchises.

               E. The registration of these franchises has not been withdrawn in any state.

 2.     Source of Funds for Establishing New Franchises

        Franchisor estimates that it costs approximately $25,000 to perform its obligations in connection with establishing each franchisee. These expenses are covered by general operating revenues which include income from royalties and franchise fees. Production of advertising materials, menus and certain marketing expenses are covered by the Business Coop Fee.

                      ADDENDUM TO PIZZERIA UNO CORPORATION
                                OFFERING CIRCULAR
                            FOR THE STATE OF MICHIGAN

       THE STATE OF MICHIGAN PROHIBITS CERTAIN UNFAIR PROVISIONS THAT ARE SOMETIMES IN FRANCHISE DOCUMENTS. IF ANY OF THE FOLLOWING PROVISIONS ARE IN THESE FRANCHISE DOCUMENTS, THE PROVISIONS ARE VOID AND CANNOT BE ENFORCED AGAINST YOU:

         (A) A PROHIBITION ON THE RIGHT OF A FRANCHISEE TO JOIN AN ASSOCIATION OF FRANCHISEES.

         (B) A REQUIREMENT THAT A FRANCHISEE ASSENT TO A RELEASE, ASSIGNMENT, NOVATION, WAIVER, OR ESTOPPEL WHICH DEPRIVES A FRANCHISEE OF RIGHT AND PROTECTIONS PROVIDED IN THIS ACT. THIS SHALL NOT PRECLUDE A FRANCHISEE, AFTER ENTERING INTO A FRANCHISE AGREEMENT, FROM SETTLING ANY AND ALL CLAIMS.

         (C) A PROVISION THAT PERMITS A FRANCHISOR TO TERMINATE A FRANCHISE PRIOR TO THE EXPIRATION OF ITS TERM EXCEPT FOR GOOD CAUSE. GOOD CAUSE SHALL INCLUDE THE FAILURE OF THE FRANCHISEE TO COMPLY WITH ANY LAWFUL PROVISION OF THE FRANCHISE AGREEMENT AND TO CURE SUCH FAILURE AFTER BEING GIVEN WRITTEN NOTICE THEREOF AND A REASONABLE OPPORTUNITY, WHICH IN NO EVENT NEED BE MORE THAN 30 DAYS, TO CURE SUCH FAILURE.

         (D) A PROVISION THAT PERMITS A FRANCHISOR TO REFUSE TO RENEW A FRANCHISE WITHOUT FAIRLY COMPENSATING THE FRANCHISEE BY REPURCHASE OR OTHER MEANS FOR THE FAIR MARKET VALUE AT THE TIME OF EXPIRATION, OF THE FRANCHISEE'S INVENTORY, SUPPLIES, EQUIPMENT, FIXTURES, AND FURNISHINGS. PERSONALIZED MATERIALS WHICH HAVE NO VALUE TO THE FRANCHISOR AND INVENTORY, SUPPLIES, EQUIPMENT, FIXTURES, AND FURNISHINGS NOT REASONABLY REQUIRED IN THE CONDUCT OF THE FRANCHISE BUSINESS ARE NOT SUBJECT TO COMPENSATION. THIS SUBSECTION APPLIES ONLY IF: (i) THE TERM OF THE FRANCHISE IS LESS THAN 5 YEARS; AND (ii) THE FRANCHISEE IS PROHIBITED BY THE FRANCHISE OR OTHER AGREEMENT FROM CONTINUING TO CONDUCT SUBSTANTIALLY THE SAME BUSINESS UNDER ANOTHER TRADEMARK, SERVICE MARK, TRADE NAME, LOGOTYPE, ADVERTISING, OR OTHER COMMERCIAL SYMBOL IN THE SAME AREA SUBSEQUENT TO THE EXPIRATION OF THE FRANCHISE OR THE FRANCHISEE DOES NOT RECEIVE AT LEAST 6 MONTHS ADVANCE NOTICE OF THE FRANCHISOR'S INTENT NOT TO RENEW THE FRANCHISE.

         (E) A PROVISION THAT PERMITS THE FRANCHISOR TO REFUSE TO RENEW A FRANCHISE ON TERMS GENERALLY AVAILABLE TO OTHER FRANCHISEES OF THE SAME CLASS OR TYPE UNDER SIMILAR CIRCUMSTANCES. THIS SECTION DOES NOT REQUIRE A RENEWAL PROVISION.

         (F) A PROVISION REQUIRING THAT ARBITRATION OR LITIGATION BE CONDUCTED OUTSIDE THIS STATE. THIS SHALL NOT PRECLUDE THE FRANCHISEE FROM ENTERING INTO AN AGREEMENT, AT THE TIME OF ARBITRATION, TO CONDUCT ARBITRATION AT A LOCATION OUTSIDE THIS STATE.

         (G) A PROVISION WHICH PERMITS A FRANCHISOR TO REFUSE TO PERMIT A TRANSFER OF OWNERSHIP OF A FRANCHISE, EXCEPT FOR GOOD CAUSE. THIS SUBDIVISION DOES NOT PREVENT A FRANCHISOR FROM EXERCISING A RIGHT OF FIRST REFUSAL TO PURCHASE THE FRANCHISE. GOOD CAUSE SHALL INCLUDE, BUT IS NOT LIMITED TO:

             (i) THE FAILURE OF THE PROPOSED TRANSFEREE TO MEET THE FRANCHISOR'S THEN CURRENT REASONABLE QUALIFICATIONS OR STANDARDS.

             (ii) THE FACT THAT THE PROPOSED TRANSFEREE IS A COMPETITOR OF THE FRANCHISOR OR SUBFRANCHISOR.

             (iii) THE UNWILLINGNESS OF THE PROPOSED TRANSFEREE TO AGREE IN WRITING TO COMPLY WITH ALL LAWFUL OBLIGATIONS.

             (iv) THE FAILURE OF THE FRANCHISEE OR PROPOSED TRANSFEREE TO PAY ANY SUMS OWING TO THE FRANCHISOR OR TO CURE ANY DEFAULT IN THE FRANCHISE AGREEMENT EXISTING AT THE TIME OF THE PROPOSED TRANSFER.

         (H) A PROVISION THAT REQUIRES THE FRANCHISEE TO RESELL TO THE FRANCHISOR ITEMS THAT ARE NOT UNIQUELY IDENTIFIED WITH THE FRANCHISOR. THIS SUBDIVISION DOES NOT PROHIBIT A PROVISION THAT GRANTS TO A FRANCHISOR A RIGHT OF FIRST REFUSAL TO PURCHASE THE ASSETS OF A FRANCHISE ON THE SAME TERMS AND CONDITIONS AS A BONA FIDE THIRD PARTY WILLING AND ABLE TO PURCHASE THOSE ASSETS, NOR DOES THIS SUBDIVISION PROHIBIT A PROVISION THAT GRANTS THE FRANCHISOR THE RIGHT TO ACQUIRE THE ASSETS OF A FRANCHISE FOR THE MARKET OR APPRAISED VALUE OF SUCH ASSETS IF THE FRANCHISEE HAS BREACHED THE LAWFUL PROVISIONS OF THE FRANCHISE AGREEMENT AND HAS FAILED TO CURE THE BREACH IN THE MANNER PROVIDED IN SUBDIVISION (C).

         (I) A PROVISION WHICH PERMITS THE FRANCHISOR TO DIRECTLY OR INDIRECTLY CONVEY, ASSIGN, OR OTHERWISE TRANSFER ITS OBLIGATIONS TO FULFILL CONTRACTUAL OBLIGATIONS TO THE FRANCHISEE UNLESS PROVISION HAS BEEN MADE FOR PROVIDING THE REQUIRED CONTRACTUAL SERVICES.

         THE FACT THAT THERE IS A NOTICE OF THIS OFFERING ON FILE WITH THE ATTORNEY GENERAL DOES NOT CONSTITUTE APPROVAL, RECOMMENDATION, OR ENDORSEMENT BY THE ATTORNEY GENERAL.

                            PIZZERIA UNO CORPORATION
                                OFFERING CIRCULAR
                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

ITEM 1          THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES............  1

ITEM 2          BUSINESS EXPERIENCE........................................  3

ITEM 3          LITIGATION.................................................  5

ITEM 4          BANKRUPTCY.................................................  6

ITEM 5          INITIAL FRANCHISE FEE......................................  6

ITEM 6          OTHER FEES.................................................  7

ITEM 7          INITIAL INVESTMENT.........................................  9

ITEM 8          RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES........... 11

ITEM 9          FRANCHISEE'S OBLIGATIONS................................... 14

ITEM 10         FINANCING.................................................. 15

ITEM 11         FRANCHISOR'S OBLIGATIONS................................... 16

ITEM 12         TERRITORY.................................................. 24

ITEM 13         TRADEMARKS................................................. 27

ITEM 14         PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION............ 29

ITEM 15         OBLIGATIONS TO PARTICIPATE IN THE
                ACTUAL OPERATION OF THE FRANCHISE BUSINESS................. 31

ITEM 16         RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL............... 32

ITEM 17         RENEWAL, TERMINATION, TRANSFER AND DISPUTE
                RESOLUTION................................................. 33

ITEM 18         PUBLIC FIGURES............................................. 34

ITEM 19         EARNINGS CLAIMS............................................ 34

ITEM 20         FRANCHISED OUTLETS......................................... 40

ITEM 21         FINANCIAL STATEMENTS....................................... 49

ITEM 22         CONTRACTS.................................................. 50

ITEM 23         RECEIPT.................................................... 51



ATTACHMENTS

A.       Agents for Service of Process
B.       Table of Contents for Manuals
C.       Financial Statements
D.       Contracts
E.       State Administrators

                                     ITEM 1

                 THE FRANCHISOR, ITS PREDECESSORS AND AFFILIATES

The Franchisor

         Pizzeria Uno Corporation ("we" or "us") was incorporated in the State of Delaware on September 29, 1989 and maintains its principal place of business at Suite L-100, 32 Loockerman Square, Dover, Delaware 19901, and an administrative office at 100 Charles Park Road, West Roxbury, Massachusetts 02132-4985. We conduct business under our corporate name only.

         Since our incorporation, we have offered franchises for the establishment and operation of casual theme pizza restaurants. Although we do not own or operate these restaurants, as described below, our affiliates do so. We have not offered franchises in any other line of business, but we do offer franchises for "Takeries" which are smaller quick-service versions of Pizzeria Uno restaurants. Our agents for service of process are listed in Attachment A.

Our Predecessors and Affiliates

         From October 3, 1979 until our incorporation in Delaware on September 29, 1989, Pizzeria Uno Corporation operated as a Massachusetts corporation ("our Predecessor"). For the purpose of changing its state of incorporation, our Predecessor formed a wholly owned Delaware subsidiary on September 29, 1989, called Pizzeria Uno Delaware Corporation ("Uno Delaware"). On that same date, our Predecessor merged into Uno Delaware and Uno Delaware changed its name to Pizzeria Uno Corporation. Until the merger, when it ceased to exist, our Predecessor maintained its offices at 100 Charles Park Road, West Roxbury, Massachusetts 02132-4985. Our Predecessor has not conducted a casual theme pizza restaurant business.

         We are a wholly owned subsidiary of URC Holding Company, Inc., a Delaware corporation. URC Holding Company, Inc. is the sole, wholly owned subsidiary of Uno Restaurant Corporation, a Delaware corporation.

         From January 1980 through September 29, 1989, our Predecessor offered franchises for the establishment and operation of casual theme pizza restaurants. As of September 30, 1995, our affiliates and our Predecessor's affiliates operate 78 casual theme pizza restaurants (see Item 20). 77 of these restaurants operate under the mark "Uno" and one operates under the mark "Due." In addition, some of these restaurants are smaller, limited-service versions of Uno Restaurants, known as "Takeries." The Takeries are further described in Item
12. Our affiliates have offered licenses for the establishment of Uno bakeries located in supermarkets (17 units) and movie theaters (16 units), and we have offered a license for one Uno slice shop (an abridged version of an Uno Restaurant which is designed to operate in airport terminals and within food courts for tollways and major thoroughfares). Our affiliates also own restaurants that operate under concepts other than the System (as defined below), and sell refrigerated and frozen consumer foods to commercial customers. (See Item 12.) Our Predecessor and affiliates do not offer franchises or licenses in any other line of business or provide products or services to our franchisees. Our Predecessor has not offered franchises in any other line of business and has not owned or operated casual theme pizza restaurants.

The Franchise Offered

         We will offer to individuals, partnerships and corporations ("you") a franchise agreement (the "Franchise Agreement") which grants you the right to establish and operate one casual theme pizza restaurant (the "Franchised Business") at a location approved by us (the "Outlet Location"). We do not engage in any other business activities.

         As a result of the expenditure of time, skill, effort, and money, we have developed a distinctive system (the "System") relating to the establishment, operation, marketing and promotion of food service facilities featuring "Chicago Style" deep dish pizza and other products. The distinguishing characteristics of the System include distinctive exterior and interior designs, decors, color schemes, and furnishings, secret recipes and special menu items, uniform standards, specifications, procedures and inspections for operations; quality and uniformity of products and services offered; procedures for inventory, management and financial control; training and assistance; and advertising and promotional programs; all of which we may change, improve, and further develop. The Franchised Business must also utilize certain of our trademarks, service marks, trade names, trade secrets, logotypes, commercial symbols, patents, copyrights, and all related practices, procedures, methods, devices, techniques, designs, and trade dress now or later adopted by us for use in connection with the System, as they may be modified by us (the "Intellectual Properties").

          The Franchised Business will offer food and beverage items primarily for on-premises consumption. The restaurant will occupy approximately 5,000 to 7,000 square feet and seat approximately 150-205 customers. It will offer alcoholic and non-alcoholic beverages and a full line of menu items.

         We will also offer to you a development agreement (the "Development Agreement") which grants you the right to establish and operate one or more Franchised Businesses, in accordance with a development schedule (the "Development Schedule"). You must sign the Development Agreement regardless of the number of Franchised Businesses you wish to establish and operate. Each Franchised Business developed under a Development Agreement must be located within a geographic area described in the Development Agreement (the "Development Area") and at an Outlet Location, and must be established and operated under a separate Franchise Agreement.

         The services and products offered by you will be sold primarily, although not exclusively, to the general public. The market for restaurant services is highly developed. Uno brand restaurants will be in competition with other businesses providing similar pizza products and casual theme services, including a large number of national, regional, and local restaurants.

Industry-Specific Regulations

         The restaurant/bar industry is regulated on the Federal, state, and local levels. The preparation and handling of food is federally regulated by the Pure Food and Drugs Act of 1906; the Federal Food, Drug, and Cosmetic Act; and by rules and policies of the Food and Drug Administration. State requirements relating to food safety typically pertain to sanitation and handling. Local inspectors may also enforce sanitation and handling rules created on the state and/or local level. Many state and local authorities also regulate the sale of alcoholic beverages, and all restaurants must be licensed for such sale. The location of a restaurant/bar may also be affected by a variety of state and local zoning, use and planning regulations.

         There may be other laws, rules, or regulations which affect the Franchised Business, including zoning, minimum wage, and labor laws. We recommend that you consult with your attorney for an understanding of them.

                                     ITEM 2

                               BUSINESS EXPERIENCE

For purposes of this Item 2 only, references to "us" and "we" refer to our Predecessor for periods prior to September 29, 1989.

Robert M. Brown: Senior Vice President - Finance, Treasurer, and Director

Mr. Brown has served as our Senior Vice President - Finance since February 1990, and our Treasurer since October 1988, and Director since March 1987. From March 1987 to February 1990, he served as our Vice President-Finance. Mr. Brown has also served as Senior Vice President - Finance, Chief Financial Officer, Treasurer, and Director of Uno Restaurant Corporation since October 1988.

John O. Cunningham: Vice President, General Counsel, and Secretary

Mr. Cunningham has served as our and our Predecessor's Vice President since June 1994. Since February 1994 he has also served as our and our Predecessor's General Counsel and Secretary. From January 1993 to January 1994, he was a self-employed attorney in Dallas, Texas and Boston, Massachusetts. From June 1988 to January 1993, Mr. Cunningham served as General Counsel and Secretary of Chief Auto Parts, Inc., located in Dallas, Texas.

Alan Fox: President (Uno Foods Inc.); Senior Vice President, Purchasing (Uno Restaurant Corporation)

Since May 1990, Mr. Fox has served as President of Uno Foods Inc. (a wholly-owned subsidiary of URC Holding Company) and since October 1990, he has served as Senior Vice President - Purchasing, of Uno Restaurant Corporation. Mr. Fox served as Senior Vice President - Purchasing and Development of Uno Restaurant Corporation from August 1989 to October 1990.

Donald H. Friedman: Vice President - Franchise Operations

Mr. Friedman has served as our Vice President - Franchise Operations for both us and Uno Restaurant Corporation since December 1993. From October 1992 to December 1993 he served as our Director - Franchise Operations. From November 1991 to September 1992, he was our Franchise Field Services Representative. From April 1988 to October 1991, Mr. Friedman served as Area Supervisor for Uno Restaurant Corporation.

William A. Gallucci: Senior Vice President - Franchising

Mr. Gallucci has served as Senior Vice President - Franchising since October 1994. From August 1988 to September 1994 he was Senior Vice President Operations of Uno Restaurant Corporation. Prior thereto, he served as Vice
President-Operations of Uno Restaurant Corporation, beginning October 1986.

Thomas W. Gathers: Senior Vice President - Human Resources and Training (Uno Restaurant Corporation)

Mr. Gathers has served as Uno Restaurant Corporation's Senior Vice President - Human Resources and Training since August 1990. From June 1981 to August 1990, he was Manager of Training and Development for General Mills Restaurant Group, Inc., located in Orlando, Florida.

Alan LaBatte: Vice President - Information Systems (Uno Restaurant Corporation)

Mr. LaBatte has served as Uno Restaurant Corporation's Vice President - Information Systems since March 1994. From March 1991 to March 1994, Mr. LaBatte was Director Information Services of Uno Restaurant Corporation. From February 1984 to March 1991, Mr. LaBatte served as Project Manager - Information Systems for DeMoulas Supermarkets, Inc., located in Tewksbury, Massachusetts.

Eugene I. Lee:  Senior Vice President-Operations

Mr. Lee has served as Senior Vice President of Operations for Uno Restaurant Corporation since October 1994, when he assumed responsibility for all company store operations. From September 1992 to September 1994, Mr. Lee was Vice President-Company Operations. From June 1991 to August 1992, Mr. Lee was Regional Director of Operations for Uno Restaurant Corporation, responsible for the New York City, Washington, D.C. and Baltimore markets. From July 1990 to May 1991, Mr. Lee was the General Manager of Pizzeria Uno restaurant in Framingham, Massachusetts.

Damon M. Liever: Senior Vice President - Marketing and Business Development

Mr. Liever has served as our Senior Vice President - Marketing and Business Development since January 1994. Since March 1993, he has also served as Vice President-Marketing of Uno Restaurant Corporation From March 1993 to January 1994, Mr. Liever was our Vice President. From September 1991 to February 1993, he served as Vice President-Marketing for Unigate Restaurants, located in Dallas, Texas. From June 1982 to September 1991, Mr. Liever served in various marketing positions with the Pepsico system, including positions with Frito-Lay, from June 1982 to June 1988, and Taco Bell, from June 1988 to September 1991.

Craig S. Miller: President and Director

Mr. Miller joined us in June 1984, was elected a Vice President in February 1985, has been a Director since October 1, 1985, and has been our President since October 1, 1986. Mr. Miller also has been President, Chief Operating Officer, and a Director of Uno Restaurant Corporation since October 1986.

Diane Schupak: Senior Vice President-Sales and Director of Purchasing (Uno Foods Inc.)

Ms. Schupak has served as Vice President-Sales and Director of Purchasing for Uno Foods Inc., our affiliate, since May 1993. From August 1985 to May 1993, she was National Sales/Operations Manager for Kraft Food Service, located in Deerfield, Illinois.

Aaron D. Spencer: Director

Mr. Spencer has been a member of our Board of Directors since 1979. From 1979 to October 1986, Mr. Spencer also served as our President. Mr. Spencer has also served as Chairman and Chief Executive Officer of Uno Restaurant Corporation since October 1986.

                                     ITEM 3

                                   LITIGATION

         Our Predecessor was named as a defendant in an action entitled Pizzeria Uno of Madison, Inc. v. Pizzeria Uno Corporation, brought in United States District Court for the Western District of Wisconsin on August 10, 1989 (Case No. 89-C-07395). The plaintiff alleged that our Predecessor, among other things, violated the Wisconsin Fair Dealership Law by (a) substantially changing the competitive circumstances of a dealership which it claims to have entered into with our Predecessor and (b) our Predecessor's alleged failure to provide notice of the change. The plaintiff sought compensation in an amount that was not definitively alleged in the lawsuit. Our Predecessor denied the existence of an agreement and filed a counterclaim against the plaintiff for contractual interference. The case was settled by an agreement dated November 29, 1989. The settlement agreement provided for, among other things, a mutual release of all claims and dismissal of the suit. In accordance with the settlement agreement, the plaintiff subsequently applied for and was granted an area franchise agreement for a limited area in Wisconsin.

         Other than this one action, no litigation is required to be disclosed in the Offering Circular.

                                     ITEM 4

                                   BANKRUPTCY

         No person previously identified in Items 1 or 2 of this offering circular has been involved as a debtor in proceedings under the U.S. Bankruptcy Code, or a comparable foreign bankruptcy law, required to be disclosed in this Item.

                                     ITEM 5

                              INITIAL FRANCHISE FEE

         You must pay to us a unit franchise fee of $30,000, at the time you sign the Franchise Agreement. The unit franchise fee is not refundable, and is uniform for all franchisees.

         You must also sign a Development Agreement and pay to us, when you sign the Agreement, an amount equal to $10,000 for each Uno restaurant described in the Development Schedule. This fee is not refundable, and is uniform for all developers. Signing a Development Agreement will not alter your payment obligations under any Franchise Agreement (i.e., the development fee will not be applied to any unit franchise fees).

         We may also offer to purchase on your behalf equipment, fixtures, lighting, or furnishings in order to enable you to capture certain volume discounts which we have negotiated or are able to negotiate, before you open the Franchised Business. We are not obligated to do so. We have offered an initial equipment package which includes furniture, fixtures, and decor/memorabilia for approximately $250,000 to $400,000, and we impose an administrative mark-up of 5% on ovens and 10% on all other furniture, fixtures and equipment items. We have also offered design services for a fee of approximately $3,000 to $8,000. Since franchisees are not required to purchase these items from us, the minimum total payments made to us for these items by a franchisee is $0. Except as described above, we cannot estimate the range of these charges to pre-operational franchisees during our last fiscal year.

                                     ITEM 6

                                   OTHER FEES


NAME OF FEE                         AMOUNT                         DUE DATE                   REMARKS
=======================================================================================================================

Continuing License                  5% of Gross Revenues           Payable monthly            Gross Revenues
Fee                                 or (during the first five      on or before the           includes all monies
                                    years) a percentage            25th day of the            and receipts derived
                                    determined by our              next month.                from products or
                                    variable royalty plan                                     services sold at the
                                    (whichever is lower),                                     Franchised Business
                                    but not less than                                         or at special events.
                                    $1,000 per month.(1)                                      It does not include
                                                                                              sales taxes, certain
                                                                                              other taxes, and
                                                                                              certain other items.
-----------------------------------------------------------------------------------------------------------------------
Business Coop Fee(2)                Up to 1% of Gross              Same as
                                    Revenues.                      Continuing
                                                                   License Fee.
-----------------------------------------------------------------------------------------------------------------------
Minimum Local                       2% of Gross                    Annually                   You must spend at
Advertising Expense                 Revenues.                                                 least 2% of Gross
-----------------------------------------------------------------------------------------------------------------------
                                                                                              Revenues annually on
                                                                                              local advertising,
                                                                                              public relations,
                                                                                              and promotions of
                                                                                              your choice.
-----------------------------------------------------------------------------------------------------------------------
Transfer Fee                        $2,000                         Upon Assignment
-----------------------------------------------------------------------------------------------------------------------
System Wide Media                   Up to 1% of Gross              Same as                    Contributions will
Fund Fee(3)                         Revenue                        Continuing                 offset minimum local
                                                                   License Fee                advertising expense
                                                                                              requirements.  See
                                                                                              Item 11.
-----------------------------------------------------------------------------------------------------------------------
Advertising Association             As determined by               As determined by           Contributions will
Fees                                Association                    Association                offset minimum local
                                                                                              advertising expense
                                                                                              requirements. See
                                                                                              Item 11.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Audit                               Cost of the audit and          Upon demand                Payable only if audit
                                    the next follow-up                                        shows
                                    audit.                                                    understatement of at
                                                                                              least 2%.
-----------------------------------------------------------------------------------------------------------------------
Late Payment Fee                    Up to 1/2% of amount Upon demand
                                    overdue, per month.
=======================================================================================================================

(1) The variable royalty plan enables an eligible franchisee to lower the percentage rate of the Continuing License Fee during the first five years following the opening of its business. The plan accomplishes this by identifying the franchisee's total investment in the Franchised Business, then dividing the Franchised Business' annual gross sales by the total investment, and then multiplying that result by the royalty rate required under the Franchise Agreement. For a detailed description of the formula, see Exhibit C of the Franchise Agreement, which is attached to this Offering Circular.

         In those states which require the payment of minimum wages to servers (without allowing for a tip credit that would enable the employer to pay wages below the minimum wage) we allow our franchisees, through an internal policy statement (which may be amended or revoked without prior notice), to pay a continuing license fee of only 4% of Gross Revenues.

(2) The Business Coop Fee covers your share of advertising, marketing, training and inspection costs that we incur for the benefit of the System. These costs include the following: salaries for people who are dedicated to ad development, marketing and production support; assessments for administrative costs and overhead for such people; costs for marketing, advertising, and production activities; training films; inspections; and related functions. (See Section 8.1 of the Franchise Agreement)

(3) The System Wide Media Fund has not yet been implemented, but is designed to facilitate media market spending in a way that benefits the System on a local, regional or national basis through cooperative purchasing of print, radio or television media. (See Section 8.8 of the Franchise Agreement and Item 11 of this Offering Circular).

                                      *  *  *

         All fees, except certain Minimum Local Advertising Expenses, are imposed, collected by, and paid to us. All fees are non-refundable.

         The chart above applies to the Franchise Agreement only. There are no other fees required by the Development Agreement. As of the date of this Offering Circular, there are no advertising cooperatives or associations, and we have not established a system wide media fund.

                                     ITEM 7

                               INITIAL INVESTMENT



                                                    METHOD OF                                        TO WHOM
 COST OR EXPENSE               AMOUNT                PAYMENT                 WHEN DUE                 PAID
-----------------------------------------------------------------------------------------------------------------------

Unit Franchise Fee        $30,000                   Lump Sum                 At Signing of           Us
                                                                             Franchise
                                                                             Agreement
-----------------------------------------------------------------------------------------------------------------------
Initial Development       $10,000                   Lump Sum                 At Signing of           Us
Fee                                                                          Development
                                                                             Agreement
-----------------------------------------------------------------------------------------------------------------------
Leasehold                 $400,000 to               As Arranged              As Arranged             Contractor
Improvements              $900,000
-----------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures       $275,000 to               As Arranged              As Arranged             Suppliers
and Equipment (1)         $400,000
-----------------------------------------------------------------------------------------------------------------------
Initial Inventory         $15,000 to $25,000        As Arranged              As Arranged             Suppliers
(Food, Paper,
Beverages)
-----------------------------------------------------------------------------------------------------------------------
Point of Sale             $41,000 to $49,000        As Arranged              As Arranged             Suppliers
Computer Hardware
and Software
-----------------------------------------------------------------------------------------------------------------------
Pre-Opening Salaries      $10,000 to $25,000        As Arranged              As Arranged             Suppliers
Travel, Lodging,
Meals
-----------------------------------------------------------------------------------------------------------------------
Supplies (stationery,     $10,000 to $20,000        As Arranged              As Arranged             Suppliers
business cards, etc.)
(for 3 months)
-----------------------------------------------------------------------------------------------------------------------
Business Permits          $7,000 to                 Lump Sum                 As Arranged             Licensing
                          $15,000                                                                    Authorities
-----------------------------------------------------------------------------------------------------------------------
Liquor License(2)         $1,500 to $200,000        Lump Sum                 As Arranged             Licensing
                                                                                                     Authorities
-----------------------------------------------------------------------------------------------------------------------
Insurance deposits        $12,000 to                Lump Sum                 As Arranged             Insurers
and Premiums (for         $30,000
first year)
-----------------------------------------------------------------------------------------------------------------------
Architect Fees            $10,000 to $40,000        As Arranged              As Arranged             Architect
-----------------------------------------------------------------------------------------------------------------------
Other Professional        $2,500 to $8,000          As Arranged              As Arranged             Attorneys,
Fees                                                                                                 Accountants, etc.
-----------------------------------------------------------------------------------------------------------------------
Land Lease(3)             $15,000 to $40,000        Lump Sum                 Monthly                 Landlord
-----------------------------------------------------------------------------------------------------------------------

                                                    METHOD OF                                        TO WHOM
 COST OR EXPENSE               AMOUNT                PAYMENT                 WHEN DUE                 PAID
-----------------------------------------------------------------------------------------------------------------------
Utility Deposits          $500 to $7,500            Lump Sum                 Monthly                 Utility Companies
-----------------------------------------------------------------------------------------------------------------------
Advertising and           $4,000 to $10,000         As Arranged              As Arranged             Suppliers,
Promotion                                                                                            Media, etc.
-----------------------------------------------------------------------------------------------------------------------
Additional Funds  (3      $80,000 to $120,000       As Incurred              As Incurred             Employees,
months)(4)                                                                                           Suppliers
-----------------------------------------------------------------------------------------------------------------------
Total                     $923,500 to
                          $1,929,500
=======================================================================================================================

         Note #1. The furniture, fixtures and equipment will vary, depending upon the size and seating capacity of the Franchised Business, and your decor preferences. We reserve the right to require a standard interior decor style, but prefer that the Franchised Business reflect the location, market, and your tastes within certain parameters prescribed and approved by us. We recommend our prototype design for "pad locations" that do not have a building already on them. We may charge an administrative mark-up for furniture, fixtures and equipment ordered through us (see Item 8). The range of fees we might earn (i.e., our mark-up) for such ordering would range from zero, if no items are ordered through us, up to $40,000 if all items were ordered from us for a very large restaurant with all new equipment.

         Note #2. Liquor licenses range widely in cost. This variation reflects the fact that some states issue only a limited number of new liquor licenses each year, or none at all, and it may therefore be necessary to purchase an existing license at its fair market value, which amount may be substantial.

         Note #3. If you do not already own suitable restaurant space, the premises must be purchased or leased. We anticipate that most franchisees will lease the premises. We require a restaurant space of from 5,500 to 6,350 square feet. We prefer that you lease or purchase a lot of approximately 1 1/2 acres that is 150 feet or more wide. The cost of purchasing land will vary, depending upon location and other factors, and cannot be accurately projected by us.

         Note #4. This represents your initial start up expenses. These expenses include payroll costs. These figures are estimates and we cannot guarantee that you will not have additional expenses starting the business. Your costs will depend on factors such as: how much you follow our methods and procedures; your management skill, experience and business acumen; local economic conditions; the prevailing wage rate; competition and the sales level reached during the initial period.

         To our knowledge, the costs or expenses described above are not refundable.

         As described in Item 10, we have arranged for STI Credit Corporation a/k/a Sun Trust Credit, as successor to Stephens Diversified Leasing, Inc. ("STI") to offer financing for the establishment of Uno restaurants. STI will offer financing for up to 75% of the total cost of a qualified franchisee's assets in the Franchised Business, exclusive of the unit franchise fee. The annual percentage rate of interest, which may be subject to change, is currently 3% over the New York Prime, as quoted by the Wall Street Journal, and the term of the financing is five to eight years.

         We anticipate that your expenses under the Development Agreement will be primarily as described in the chart above, multiplied by the number of units in the Development Schedule.

                                     ITEM 8

                             RESTRICTIONS ON SOURCES
                            OF PRODUCTS AND SERVICES

         In order to facilitate preparation, accuracy and inspection of records, as well as customer service, you must purchase and fully utilize our designated computer hardware and software systems for point of sale information and controls. A description of these systems appears at Item 11.

         You must install and, at all times during the term of the Franchise Agreement, maintain an outdoor sign in a prominent location in accordance with our sign specifications, or as approved, in writing, by us, unless prohibited from doing so by applicable laws and regulations. You must also advertise, at all times, in the classified or yellow pages of the local telephone directory under the listing of "Restaurants" or "Pizza" using mats approved, in advance, by us. Advertising programs and requirements are further described in Item 11.

         You must remodel or upgrade your Franchised Business in accordance with our standards for restaurants operating within the System. You will bear the entire cost of doing so, and of adding equipment and altering the premises. Procedures and restrictions regarding site selection, leases, and construction appear at Item 11.

         Only signs and menuboards, advertising and promotional material, equipment, supplies, uniforms, paper goods, packaging, furnishings, fixtures, food items, recipes, and food ingredients which meet our standards and specifications (as established from time to time) for the System may be used at or in connection with the Franchised Business.

         Equipment, signs, menuboards, supplies, and other items must be added, eliminated, substituted, and/or modified at the Franchised Business as soon as practicable, in accordance with changes in our specifications and requirements.

         No alterations to the premises of the Franchised Business materially affecting the image of the Franchised Business may be made, except at our written request or with our prior written approval, and any such alterations must strictly conform to specifications and requirements established or approved by us.

         You may purchase directly, from any approved manufacturer, the equipment, paper goods, and other products required for the Franchised Business. As to certain proprietary food and seasoning products, we reserve the right to approve only one manufacturer, not affiliated with us, and have done so for manufacturers of tomato sauce and dough. We have also designated certain beverage brands.

         We will promptly furnish to you, upon your written request, the then current standards and specifications applicable to any equipment, supplies, trademarked paper goods, or other products required by us, provided that we will not be obligated to disclose any of our trade secrets. In addition, we will promptly furnish to you, upon your written request, the names and addresses of all manufacturers, currently approved by us, from whom such equipment, supplies, trademarked paper goods, and other products may be purchased.

         If you desire to purchase the required products from a manufacturer not then approved by us, you must provide us with all information regarding the manufacturer which we reasonably request, and, upon our request, the manufacturer must provide us with samples of its products. Any tests required by us to determine whether the products meet our standards and specifications will be performed by or under our direction or supervision, but at the cost of the manufacturer. Upon the completion of any tests and any other procedures required by us, we will determine whether the goods are of sufficient quality, and whether the manufacturer possesses adequate capacity and facilities to supply your needs in the quantities, at the times, and with the reliability requisite to an efficient operation. We then will advise you and the manufacturer promptly as to whether the manufacturer has been approved as a source of supply of the products involved, and of the basis for our decision. We will not be required to approve sources of equipment, paper goods, or other products which do not meet our standards and specifications.

         We may review the quality of the equipment, supplies, paper goods, and other products produced or supplied by approved manufacturers (and their capacity and facilities), and will have the right to monitor the production, use, and ultimate disposition of items bearing our Intellectual Properties. On the basis of this review and monitoring, we may remove manufacturers from the list of approved sources. If we do so, we will promptly advise you.

         Our specifications for products are generally issued through written communications and are available to franchisees and approved suppliers. To obtain approval of a product, you must submit a written request and provide additional information which we may request. We often test products at restaurants owned by our affiliates as part of our evaluation. We do not impose a fee for product approval requests and generally process requests from between one day to three months after we receive them.

         We may offer to purchase kitchen equipment, fixtures, lighting, and furnishings on your behalf in order to enable you to capture certain volume discounts which we have negotiated or are able to negotiate. We impose a 5% to 10% administrative mark-up on these items if they are ordered through us. We are an approved distributor of ovens. Otherwise, neither we nor our affiliates are approved suppliers of goods or services.

         Throughout the term of the Franchise Agreement, you must maintain:

         (a)    Workmen's Compensation insurance, in amounts prescribed by law;

         (b) Fire, lightning, extended coverage, vandalism and malicious mischief, and sprinkler leakage insurance on the premises of the Franchised Business and all fixtures, equipment, supplies, and other property used in the operation of the Franchised Business, for not less than 80% of cash value, except that an appropriate deductible clause will be permitted;

         (c) Comprehensive general liability (including liability relating to the serving of alcoholic beverages) insurance and product liability insurance coverage in amounts and upon terms as may be customary for restaurant businesses located in the Territory (as defined in Item 12), these amounts not to be less than one million dollars per occurrence, insuring both you and us (as an additional insured party) against all claims, suits, obligations, liabilities, and damages, including attorneys' fees, based upon or arising out of actual or alleged personal injuries and/or property damage relating to the use or condition of the premises of the Franchised Business;

         (d) Additional insurance as may be required by the terms of any lease for the premises of the Franchised Business; and

         (e) Business interruption insurance sufficient to pay rent and other monthly obligations, such as the Continuing License Fee, in the event of a catastrophe.

         The obligations described above will not be limited in any way by reason of any insurance which we may maintain.

         All required insurance policies must be with responsible companies with a rating by Moody's or A.M. Best of A grade or better qualified to do business and in good standing in the state where the Franchised Business is located, and must be in a form reasonably satisfactory to us. Prior to opening for business, you must furnish to us certificates, issued by each of your insurers, indicating that all premiums due have been paid, that all required insurance is in full force and effect, and that the insurance will not be terminated or changed without at least 30 days prior written notice from the insurer to us. These insurance policies must also name us as additional insured. New certificates evidencing renewal must be furnished at least 30 days prior to the date of expiration of each policy. Within five business days of any request by us, you must deliver a complete copy of each insurance policy to us.

         If you fail to obtain or maintain adequate insurance, we, at our election, may obtain and maintain insurance for you and in your name. Within five business days of our written request, you must furnish all information necessary to obtain and maintain the insurance, and must pay all costs of the insurance.

         During our last fiscal year our revenues for all required purchases and leases (i.e., the 5%-10% mark-up described above) were approximately $20,000. This represents .0002% of our total revenues and does not appear as a separate revenue line on our most recent profit and loss statement. Except as described above, we do not derive any revenue from our franchisees' purchases or leases from third parties. To the extent we are offered rebates from suppliers, these rebates are remitted to our franchisees.

         We estimate that the required purchases described above will represent 20% of all the purchases necessary to establish an Uno restaurant, and 20% of all purchases necessary to operate an Uno restaurant.

         As of the date of this Offering Circular, there are no purchasing or distribution cooperatives. However, as described above, we offer franchisees the benefit of our volume purchasing abilities.

         We do not provide material benefits to franchisees based upon their use of designated or approved sources.


                                     ITEM 9

                            FRANCHISEE'S OBLIGATIONS

         THIS TABLE LISTS YOUR PRINCIPAL OBLIGATIONS UNDER THE FRANCHISE AND OTHER AGREEMENTS. IT WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR OBLIGATIONS IN THESE AGREEMENTS AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.

=======================================================================================================================
                                                                                               ITEM IN OFFERING
                OBLIGATION                                SECTION IN AGREEMENT                     CIRCULAR
-----------------------------------------------------------------------------------------------------------------------

Site selection and acquisition/lease              Section 10 of Franchise Agreement,          Items 6 and 11
                                                  Section B of Development Agreement
-----------------------------------------------------------------------------------------------------------------------
Pre-opening purchases/leases                      Section 14 of Franchise Agreement           Item 8
-----------------------------------------------------------------------------------------------------------------------
Site development and other pre-opening            Section 10 of Franchise Agreement,          Items 6, 7 and 11
requirements                                      Section B of Development Agreement
-----------------------------------------------------------------------------------------------------------------------
Initial and ongoing training                      Section 13.2(b) of Franchise Agreement      Items 6, 7 and 11
-----------------------------------------------------------------------------------------------------------------------
Opening                                           Section 10 of Franchise Agreement,          Item 11
                                                  Section B of Development Agreement
-----------------------------------------------------------------------------------------------------------------------
Fees                                              Sections 5, 7 and 8 of Franchise            Items 5 and 6
                                                  Agreement, Section C of the Development
                                                  Agreement
-----------------------------------------------------------------------------------------------------------------------
Compliance with standards and                     Sections 12 and 13 of Franchise             Item 11
policies/Manuals                                  Agreement
-----------------------------------------------------------------------------------------------------------------------
Trademarks and proprietary information            Section 16 of Franchise Agreement           Items 13 and 14
-----------------------------------------------------------------------------------------------------------------------
Restrictions on products/services offered         Section 13.2 of Franchise Agreement         Item 16
-----------------------------------------------------------------------------------------------------------------------
Warranty and customer service requirements        Section 13.2(r) of Franchise Agreement      Item 16
-----------------------------------------------------------------------------------------------------------------------
Territorial development and sales quotas          Section B of Development Agreement          Item 12
-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================
                                                                                               ITEM IN OFFERING
                OBLIGATION                                SECTION IN AGREEMENT                     CIRCULAR
-----------------------------------------------------------------------------------------------------------------------
Ongoing product/service purchases                 Section 14 of Franchise Agreement           Item 8
-----------------------------------------------------------------------------------------------------------------------
Maintenance, appearance and remodeling            Sections 11 and 13 of Franchise             N/A
requirements                                      Agreement
-----------------------------------------------------------------------------------------------------------------------
Insurance                                         Section 15 of Franchise Agreement           Items 6 and 8
-----------------------------------------------------------------------------------------------------------------------
Advertising                                       Section 8 of Franchise Agreement            Items 6 and 11
-----------------------------------------------------------------------------------------------------------------------
Indemnification                                   Section 15 of Franchise Agreement           Items 6
-----------------------------------------------------------------------------------------------------------------------
Owner's participation/management/staffing         Section 13 of Franchise Agreement           Items 11 and 15
-----------------------------------------------------------------------------------------------------------------------
Records and reports                               Sections 7 of Franchise Agreement           Item 6
-----------------------------------------------------------------------------------------------------------------------
Inspections and audits                            Sections 13.4 and 7.2 of Franchise          Items 6 and 11
                                                  Agreement
-----------------------------------------------------------------------------------------------------------------------
Transfer                                          Section 20 of Franchise Agreement,          Item 17
                                                  Section D(1)(d) of the Development
                                                  Agreement
-----------------------------------------------------------------------------------------------------------------------
Renewal or Extension of Rights                    Section 4 of Franchise Agreement            Item 17
-----------------------------------------------------------------------------------------------------------------------
Post-termination obligations                      Section 19 of Franchise Agreement,          Item 17
                                                  Section D(2) of the Development
                                                  Agreement
-----------------------------------------------------------------------------------------------------------------------
Noncompetition covenants                          Section 18 of Franchise Agreement           Item 17
-----------------------------------------------------------------------------------------------------------------------
Dispute resolution                                Sections 24.7 and 24.8 of Franchise         Item 17
                                                  Agreement
=======================================================================================================================


                                     ITEM 10

                                    FINANCING

         Except as described below, we do not offer direct or indirect financing for franchisees or developers, nor do we guarantee notes, leases, or other obligations for franchisees or developers.

         We have arranged for STI Credit Corporation a/k/a Sun Trust Credit, as successor to Stephens Diversified Leasing, Inc., a third party lender which is not affiliated with us ("STI") to offer financing for the establishment of Pizzeria Uno restaurants. STI offers financing for up to 75% of the total cost of a qualified franchisee's assets in the Franchised Business, exclusive of the unit franchisee fee. STI currently charges an annual percentage rate as of December 31, 1995, of interest of 3% over New York Prime, as quoted by the Wall Street Journal. This rate is subject to change. The loan will be secured by a first priority security interest in all accounts receivable, contract rights, inventory, machinery, equipment, furniture, fixtures, and certain other assets. The term of the financing is five to eight years. STI will require that you (or if a corporation or partnership will execute the Franchise Agreement, that the shareholders and partners) guarantee the financing. The financing may be prepaid, but you will be required to pay a prepayment fee of 2.5% of the remaining principal balance. Your potential liabilities upon default of the financing include an accelerated obligation to pay the entire amount due and an obligation to pay all costs of collection, including attorney's fees. These terms are included in the Promissory Note, which is attached, along with other financing documents, to
Item 22 of this Offering Circular. You will note that the attached financing documents reflect STI's predecessor's name of Stephens Diversified Leasing, Inc.. They will soon be updated by STI. We may guarantee the financing with STI.

         We do not have any past or present practice or intent to sell, assign, or discount to a third party, all or part of the financing arrangement, but reserve the right to do so. Neither we nor our affiliates receive payments for the placement of financing with STI or any other lender.

                                     ITEM 11

                            FRANCHISOR'S OBLIGATIONS

         Except as listed below, we need not provide any assistance to you.

Pre-Opening Obligations

         Prior to the opening of the Franchised Business to the public, we are required by the Franchise Agreement to provide the following services to you. The Development Agreement does not require us to provide any services to you:

         We will offer to you such initial services as we deem necessary or advisable in connection with furthering your business and the System, and in connection with protecting our Intellectual Properties and goodwill, all within our sole and absolute discretion. The initial services may include assistance in restaurant layout, design, and equipment specification; on-site assistance with respect to pre-opening activities; furnishing the Manuals, as defined in Item 14; providing operating advice and training at our designated location (which may be an operating outlet); and recommending accounting and business procedures which we believe may be of value. We may, upon advance notice, make reasonable charges for services provided to any franchisee or group of franchisees on an optional basis. We may offer certain products for sale to you for use in your operations, but are not bound to do so, except for ensuring (subject to causes or conditions beyond our control) a source for items which incorporate our trade secrets and are essential for the operation of the Franchised Business.
         (Franchise Agreement Section 9)

Continuing Obligations

         After the opening of the Franchised Business to the public, we are required by the Franchise Agreement to provide the following services to you. The Development Agreement does not require us to provide any services to you:

         We will offer to you such continuing services as we deem necessary or advisable in connection with furthering your business and the System, and in connection with protecting our Intellectual Properties and goodwill, all within our sole and absolute discretion. The continuing services may include on-site assistance with respect to opening activities; furnishing updates to the Manual and recipes; providing operating advice and training on a continuing basis through our representatives; further refinement of products and equipment, and engineering research and development which, in our opinion, may be beneficial to your operations; recommending accounting and business procedures which we believe may be of value; and scheduling and holding local, regional, and national meetings and seminars for the advancement and dissemination of methods in processing and marketing Approved Products. We may, upon advance notice, make reasonable charges for services provided to any franchisee or group of franchisees on an optional basis. We may offer certain products for sale to you for use in your operations, but are not bound to do so, except for ensuring (subject to causes or conditions beyond our control) a source for items which incorporate our trade secrets and are essential for the operation of the Franchised Business. (Franchise Agreement Section 9)


                                      * * *

Advertising Programs

         Advertising Associations (Franchise Agreement Section 8.2)

         We have the right, in our discretion, to designate any geographical area (e.g., an area of dominant influence or "ADI") as a region for purposes of establishing an advertising association ("Association"). An Association may be composed of one or more Uno restaurants operated by us and/or one or more Uno restaurants operated by you or another of our franchisees. If an Association has been established for the geographic area in which the Franchised Business is located at the time you commence business, you must immediately execute the documentation we require and become a member of the Association. If an Association applicable to the Franchised Business is established at any later time, you must execute the documentation we require (no specific form of governing documents currently exists) and become a member of the Association no later than 30 days after the date on which the Association commences operation as provided below:

                  (a) Each Association must be organized and governed in a form and manner, and must commence operation on a date we approve in advance and in writing.

                           (i) Each Association must be organized for the
purposes of, and all contributions to the Association and any earnings on those contributions must be used exclusively to meet any and all costs for, maintaining, directing and preparing advertising and/or promotional activities (including, among other things, the cost of preparing and conducting television, radio, magazine and newspaper advertising campaigns, direct mail and outdoor billboard advertising; marketing surveys and other public relations activities; employing advertising agencies; and providing promotional brochures and other marketing materials to the outlets operated under the System) in connection with regional advertising. These monies may also be used to defray our reasonable administrative costs and overhead as we may incur in activities reasonably related to the administration or direction of the Association or related to any advertising program conducted by or on behalf of the Association. The Association is operated solely as a conduit for the collection and expenditure of advertising contributions for the purposes stated in the Franchise Agreement.

                           (ii) No advertising or promotional plans or materials
may be used by an Association or furnished to its members without our prior approval. All such plans and materials must be submitted to us in accordance with the procedures in the Franchise Agreement.

                           (iii) You must contribute to the Association an
amount prescribed by the Association, at the times and in the manner prescribed by the Association, and must submit to the Association and to us other statements or reports as may be required by us or by the Association with our prior written approval.

                  (b) We, in our sole discretion, may grant to any franchisee, an exemption for any length of time from the requirement of membership in an Association, upon written request from the franchisee stating reasons supporting the exemption. Our decision concerning the request for exemption will be final.

         At present there are no local advertising associations. Member franchisees' required contributions to the associations will be determined by a vote of the members. We or someone we designate will be responsible for administration of the associations. The associations must prepare annual or periodic financial statements, which will be available for your review. We have the power to require associations to be formed (subject to the above), changed, dissolved, or merged.

         Any action or advertising programs undertaken by any Association will not diminish your obligations to pay the Business Coop Fee, but any expenditures for these actions or programs will count toward Minimum Local Advertising Expense obligations described in Item 6, above. (Franchise Agreement Section 8.3)

         System Wide Media Fund (Franchise Agreement Section 8.8)

         We also reserve the right to assess you for contributions to a system wide media fund which will be designed to facilitate media market spending in a way that benefits the System through cooperative purchasing of media (the "System Wide Media Fund"). The System Wide Media Fund can be implemented on either a local, regional, or national basis. This assessment, if made, will be included in the calculation of your Minimum Local Advertising Expense. We have not, as of the date of this offering, circular established this Fund. Advertising for the System Wide Media Fund may be prepared by our in-house advertising department or an advertising agency. Upon our establishment of the System Wide Media Fund, your obligations will be as follows:

                  (a) On the 25th day of each month during the term of the Agreement, you must contribute an amount we designate, but not more than 1% of your Gross Revenues for the preceding month.

                  (b) We, or our designee, will maintain and administer the System Wide Media Fund as follows:

                           (i) We will oversee all advertising and promotional
programs with sole discretion to approve or disapprove the creative concepts, materials and media used in these programs, and the placement and allocation of them. The System Wide Media Fund is intended to maximize general public recognition and acceptance of the Intellectual Properties for the benefit of the System on a local, regional or national basis.

                           (ii) The System Wide Media Fund, all contribution to
it, and any earnings on it will be used exclusively by us to purchase radio, television or print media on a local, regional or national basis.

                           (iii) You must contribute to the System Wide Media
Fund by separate check made payable to the System Wide Media Fund. All sums paid by you to the System Wide Media Fund will be maintained in an account separate from our other monies and will not be used to defray any of our expenses, except for costs incurred for media that benefits any part of the System. The System Wide Media Fund and its earnings will not otherwise inure to our benefit. We or our designee will maintain separate bookkeeping accounts for the System Wide Media Fund.

                           (iv) It is anticipated that all contributions to and
earnings of the System Wide Media Fund will be expended for advertising and/or promotional purposes during the taxable year within which the contributions and earnings are received. If, however, excess amounts remain in the System Wide Media Fund at the end of the taxable year, all expenditures in the following taxable year(s) will be made first out of accumulated earnings from previous years, next out of earnings in the current year, and finally from contributions.

                           (v) The System Wide Media Fund will not be our or our
designee's asset. The System Wide Media Fund is operated solely as a conduit for the collection and expenditure of advertising contributions. A statement of the operations of the System Wide Media Fund as shown on our or our designee's books will be prepared annually and will by made available to you upon your request.

                           (vi) Although the System Wide Media Fund is intended
to be of perpetual duration, we maintain the right to terminate the System Wide Media Fund. The System Wide Media Fund will not be terminated, however, until all monies in the System Wide Media Fund have been expended for advertising and/or promotional purposes.

         Business Coop, Minimum Advertising Expenses, and Other Advertising Programs

         The Business Coop program, the Minimum Advertising Expense, signage requirements, and telephone directory requirements are described in Items 6, 8 and 9.

         The Business Coop program (and any voluntary advertising program) may place advertising in print, audio, television, or other media. The coverage of Business Coop advertising may be local, regional, or national in scope. There are also voluntary promotional programs developed for use by all restaurants, but participation is optional. Advertising for these programs is developed both internally by us, and by an outside advertising agency.

         The Business Coop Program is administered by us, it is audited annually, and the annual audited financial statements are available for review by franchisees. In the most recently concluded fiscal year the Business Coop program spent its funds in the following percentages: 49.7% on production; 11.7% on media placement; 25.9% on administrative expenses; and 12.7% on other (including menu production, secret shopping services, sanitation inspections and research and development). Neither we or our affiliates receive payment for providing goods or services to the Business Coop program.

         For the Business Coop program, we are not obligated to spend any amount on advertising in the area or territory where you are located. If fees are not spent in the fiscal year in which they accrue, the fees will be carried forward into the following fiscal year. Except as described above, franchisees will receive a periodic accounting of how advertising fees are spent. No funds are used for advertising that is principally a solicitation for the sale of franchises. There is no advertising council composed of franchisees, but there is a Franchise Advisory Board (the "FAB"), through which you may make comments on advertising policy or programs. The FAB acts in an advisory capacity only. Members are selected by a vote of franchisees (one vote per franchisee), and we reserve the right to change, reform or dissolve the FAB.

                                      * * *

         Both franchised and company-owned Uno restaurants contribute to the advertising programs described above. Company-owned Uno restaurants contribute on the same basis as franchisees. The amount which you must contribute is described in Item 6, and is the same for all franchisees.

         You must submit a sample of each type of advertising material to us prior to use, and, upon receipt of the material, we will have 10 working days to approve or disapprove the material. If we take no action within 10 days, you may use the material submitted. We may disapprove if, in our sole discretion, the material is offensive, inaccurate, strategically inappropriate, potentially harmful to the Intellectual Properties or otherwise injurious to us or franchisees. Any expenditures for advertising that we have not approved will not be counted toward satisfaction of your Minimum Local Advertising Expense, as described in Item 6. (Franchise Agreement Section 8.4)

Electronic Cash Register and Computer Programs

         You must fully utilize our designated computer hardware and software systems for point of sale information and controls, and must allow us access to these systems. (Franchise Agreement Section 7.4) We may designate new or upgraded systems. There is no contractual limitation on the frequency or cost of your obligation of purchased new systems or to upgrade your existing systems.

         As of the date of this Offering Circular, we have designated the NCR 7450 POS System (the "POS System") for use by our franchisees. The POS System is a combined hardware and software system, which is manufactured by AT&T Global Information Solutions and is commonly used in the restaurant industry. AT&T Global Information Solutions is located at 1700 South Patterson Blvd., Dayton, Ohio 45479. Its telephone number is (513) 297-5700. The POS System has been in continuous use by us and our franchisees since February of 1995. The POS System controls sales transactions and is capable of generating a wide variety of reports including: terminal totals listings, cashier totals listings, server totals listings, and menu item sales analysis.

         The POS System is the proprietary property of AT&T Global Information Solutions, of which we are not affiliated. You may purchase the POS System from any approved supplier. Neither we, our affiliates, or a third party has the contractual right or obligation to provide ongoing maintenance, repairs, upgrades or updates. The annual cost of any optional maintenance and support contracts, upgrades and updates is dependent upon the number of terminals in the restaurant. It is anticipated that such costs will be under $3,500 per year.

Operating Manuals

         The table of contents of our Manuals are attached to this Offering Circular as Attachment B. The attachment describes the number of pages devoted to each subject. The total number of pages in each of the Manuals appears in the tables of contents of Attachment B.

Site Selection

         If no location is specified for the Franchised Business in the Franchise Agreement, you, at your sole cost and expense, will be responsible for locating and designating a site for the Franchised Business within a trade area specified in the Franchise Agreement, and for constructing and equipping an Uno restaurant at the location in accordance with our standards. Request for approval of the site along with a complete site package, including demographic information, pro forma business plan and any other information we designate, must be submitted, in writing prior to starting negotiations or making expenditures for the site, to our applicable Vice President for acceptance, which will be deemed given if we do not specify our objections, in writing, within 20 working days. You are solely responsible for taking all steps necessary to obtain approval of and open the Franchised Business in a timely fashion in accord with any applicable development schedule agreed to in writing by us and you. We may reject any location at our discretion if the location does not meet our criteria for site selection. We make no representations or warranties with respect to the availability of appropriate locations, or the suitability or potential of locations which we approve. Our approval of a location merely reflects our bona fide belief that the proposed location appears to be suitable for the development of an Uno restaurant. You must provide us with the information and data as we may reasonably request in connection with our evaluation of the location, including, the cost of acquisition, development, and construction and, if you are to lease the property, a copy of the lease. Any location inspection will be made solely at our option, and will not be deemed to impose any liability, obligation, or responsibility on us for the construction of the restaurant or otherwise. (Franchise Agreement Section 10.1)

         In addition to the information described above, we will consider the following criteria when deciding whether to approve a proposed location: the general location and neighborhood, traffic patterns, parking, size, layout, physical characteristics, competition and demographics.

         If you will lease your Uno restaurant, the lease will be subject to our reasonable approval and must provide: (i) that upon termination of the Franchise Agreement, we, or our designee will have the option, for 30 days, to assume your remaining obligations under the lease without responsibility for any liability resulting under the lease before the effective date of the assignment, or to execute a new lease for the remaining term on the same or more favorable terms and conditions that existed between the landlord and you; (ii) that copies of all notices of default under the lease must be sent to us; (iii) that if you default under the lease, we or our designee will have an opportunity to cure the default and assume your remaining obligations under the lease, but will not have any obligation to do so; and (iv) that all signs, advertising, logos, or other forms or insignia indicative of the System or products, be removed from the premises if you, us or our designee are not the tenant under the lease, or upon termination of the Franchise Agreement. (Franchise Agreement Section 10.2)

         You must construct (or renovate) and equip the Franchised Business at your expense, in a good and workmanlike manner, in conformity with all applicable laws, rules, regulations, and requirements, and in accordance with the plans our guidelines, or, subject to our prior written approval, your plans and specifications. All plans, specifications, or modifications which you propose must be submitted to us within a reasonable time before you commence construction, and must be modified as we reasonable request. You must make the changes we recommend for periodic improvement of equipment or facilities whenever feasible within the space and configuration of the premises. (Franchise Agreement Section 10.3)

         You must immediately cause any mechanics' liens, materialmen's liens, or other liens which may be recorded or perfected, or which may otherwise attach to all or any portion of your premises, as a result of work done by or for you, to be discharged or released of record or fully bonded. If the Franchised Business is not open for business on or before a date set forth in the Franchise Agreement, other than as a result of a "force majeure" or our acts or omission, we may terminate the Franchise Agreement by 30 days prior written notice unless you open the Franchised Business within the 30 day period. "Force majeure" means certain events including, but limited to, acts of God, unforeseen unavailability of raw materials or supplies, inability or unavoidable delay in obtaining necessary equipment, approvals, permits, or licenses, and unavoidable labor disputes. (Franchise Agreement Section 10.4)

         You may not open the Franchised Business until we reasonably agree that all construction has been completed satisfactorily, that the designated manager and all employees have been duly trained, that the Franchised Business is ready for opening in all other respects (including menus, signboards, inventory, uniforms, furniture, fixtures, and equipment), that the Initial Franchise Fee has been paid in full, that certificates of insurance have been furnished, that you are in compliance with all of the terms of the Franchise Agreement, and that all items contained in our Opening Checklist (contained in the latest version of the Manual) have been completed to our satisfaction. (Franchise Agreement Section 10.5)

         The typical length of time between the signing of the Franchise Agreement and the opening of an Uno restaurant is estimated to be approximately 10 to 12 months. Factors which may affect this time period include your ability to identify a proper location, obtain a lease, obtain necessary zoning and building permits, and obtain financing, as well as the availability of your contractor.

Training Program

         You or your designated Control Person(s), and all employees at the Franchised Business must attend and complete such courses, programs, and seminars at such locations as we reasonable may require, both before and after you open the Franchised Business, and you must pay all salary, travel, hotel, meal, and other expenses of persons attending. The training materials will be provided free of charge. Initial training is required for a minimum of three management employees of your choice, which will include training at our headquarters and at a company restaurant outlet. The training must be completed satisfactorily at least four weeks before you open the Franchised Business. (Franchise Agreement Section 13.2(b))

         During the training period, there are 40 hours of classroom instruction. The classroom instruction includes certification of each trainee by the National Restaurant Association in Serving Safe Food.

         The initial training program will be conducted on an as-needed basis. Instructional materials include the Manuals, videos, slides, checklists, and tests. The training also features some role playing demonstrations. The program is available to all recently hired or promoted restaurant managers. The instructors include:

         Mr. Thomas Gathers, Senior Vice President - Human Resources and Training (Uno Restaurant Corporation) oversees all training programs with the assistance of a staff of training managers. His employment experience is described in Item 2.

         Other instructors include General Managers of affiliate-owned restaurants, as well as corporate human resource specialists and various other company executives.

         The subjects in the initial training program are described below:

                              Hours of            Hours of
                              Classroom          on the Job                               How Often
             Subject          Training            Training          Location                Held
             -------          --------            --------          --------                ----

Restaurant Operations             0              8-11 weeks        Co. Outlet             As Needed

Employee Supervision             10                0             Corp. Headquarters       As Needed

Quality Food                      8                0             Corp. Headquarters       As Needed
Management and Cost
Control

Employment Law                    4                0             Corp. Headquarters       As Needed

Guest Relations                   3                0             Corp. Headquarters       As Needed

Serving Safe Food                 5                0             Corp. Headquarters       As Needed

Employee Selection,               8                0             Corp. Headquarters       As Needed
Performance Appraisals
& Training


                                     ITEM 12

                                    TERRITORY

Franchise Agreement

         The Franchise Agreement grants you the right to (i) establish and operate the Franchised Business under the System and the Intellectual Properties, in accordance with the Franchise Agreement, (ii) prepare and market only Approved Products (as defined below) at the Outlet Location only in connection with products and services meeting our quality standards, and (iii) such additional activities as are specified in the Franchise Agreement.

         If, at the time you sign the Franchise Agreement, you have not obtained and we have not approved a location for the Franchised Business, the Franchise Agreement will designate a trade area within which you must locate the Franchised Business. You must lease or acquire a location subject to our approval, as described in the Franchise Agreement.

         If the premises of the Franchised Business or a substantial part of the premises is to be taken by eminent domain, the premises may be relocated within the trade area described above, or elsewhere, with our prior written approval and in accordance with our relocation procedures. You must open a new premises at another location, in accordance with our specifications within one year of the closing of the old premises.

         During the term of the Franchise Agreement, we will not use or license others to use any of the Intellectual Properties within the "Territory", except as described below. The Territory will be the circular geographic area having as its center the Outlet Location and (a) a radius of three (3) miles, or (b) within which 100,000 people live and/or work, whichever area contains fewer square miles. We and our affiliates may sell or license others to sell, within the Territory, regardless of the impact on the Franchised Business:

         (a) through quick-service restaurants or otherwise, food products which bear different trade names, trademarks, and service marks from those licensed under the Franchise Agreement;

         (b) any food products sold through grocery or convenience stores or through other outlets that are primarily for retail goods, or products sold through mail order or catalogue, including products which bear our trade names, trademarks, and service marks;

         (c) any food products of any trade name within hotels, theaters or other outlets that serve a primary target market residing or working within the four walls of one facility;

         (d) any food products which bear the trade names, trademarks, and service marks at special events. We will provide you with thirty days notice of any special event sale, and you will have ten days following your receipt of notice to elect to participate in the special event; or

         (e) any goods or services, other than food products, which are identified by any marks, including the Intellectual Properties, through any method of distribution.

         We may franchise, license, or allow the use of any of the Intellectual Properties anywhere outside the Territory, regardless of the impact on the Franchised Business.

         You may not sell any product for resale, sell any product at or from any place except the Outlet Location or a delivery vehicle originating from the Outlet Location, nor may you prepare any Approved Product at any place other than the premises of the Franchised Business. You may not deliver products beyond the Territory unless delivery is to a point outside of the protected territory of any other franchisees and is approved by us.

         Continuation of your territorial exclusivity is not dependent upon achievement of any specific sales volume, market penetration or other contingency.

         You are not granted any options, rights of first-refusal or similar rights to acquire additional franchises within the Territory or contiguous territories.

Area Development Agreement

         The Area Development Agreement grants to you the exclusive right to construct and operate a designated number of Franchised Businesses in a specific geographic area ("Area Development Territory"). The Area Development Territory will be negotiated with us and will be bounded by streets, political boundaries, and/or geographic features, or will be a radius from a specific location. You must sign a separate, then current (i.e., most recently revised form of) Franchise Agreement for each Franchised Business opened pursuant to the Area Development Agreement.

         If you fail to meet the Development Schedule, we may, among other things, terminate the Area Development Agreement as it applies to any one or more Franchised Businesses which, at the time of the default, have not been opened for business. If you fail to meet the Development Schedule, we may also grant rights for the construction and operation of casual theme pizza restaurants or other facilities within the Area Development Territory to any other person or entity, or we may elect to develop and construct food service facilities within the Area Development Territory.

         If, during the term of any Franchise Agreement under which you open a Franchised Business in the Area Development Territory, and following your full compliance with the Development Schedule, we determine that it is desirable to operate one or more additional Pizzeria Uno casual theme restaurants within the Area Development Territory, and provided that you are in full compliance with all Franchise Agreements, we may create, operate or permit creation and operation of additional food service facilities within the Area Development Territory, but you will have a right of first refusal to obtain the development rights to all such additional Pizzeria Uno Restaurants upon the terms and conditions we then determine. We will advise you, in writing, of the terms and conditions for the acquisition of the development rights for additional Pizzeria Uno restaurants. You must notify us, in writing, within 30 days of the receipt of the notice, if you wish to acquire these development rights. If you do not exercise this right of first refusal, we, within 90 days from the expiration of the 30 day period, may grant development rights to others under the same terms and conditions, or we may elect to develop and construct any one or more of the additional Uno restaurants within the Area Development Territory; provided, however, that no person, other than you, will be permitted to construct, own or operate a Uno restaurant within the "Territory" (as defined in the Franchise Agreement) of any of your Pizzeria Uno restaurants.


                                      * * *


We or our affiliates currently sell and plan to sell refrigerated and frozen consumer foods to commercial customers. These foods include Uno brand and private label pizza and other products. They are sold or will be sold to grocery stores, hotels, movie theatres, air carriers (for in-flight meals) and other outlets which are not owned or operated by us or our affiliates and which may be located in the Territory or the Area Development Territory. These products are sold under the Intellectual Properties and private label brands, such as "North End" and "Autentico". We have not established a timetable for further future development of these plans, and do not anticipate that these plans will conflict with your rights under the Franchise Agreement.

         We are currently testing two concepts known respectively as an "Uno's Takery," and an "Uno's Slice Shop". Uno's Takeries and Uno's Slice shops are smaller-sized Uno restaurants which are identified by the Intellectual Properties. Takeries are designed to fill markets in which the System already maintains a significance presence. Slice Shops are designed to operate in airport terminals and within food courts for tollways and major thoroughfares. Both offer a limited line of menu items and only non-alcoholic beverages. Our affiliates currently operate three Takeries and we have licensed one Slice Shop. Depending upon the test results and other factors, we may, in the future, choose to offer franchises for Takeries and Slice Shops. We have not yet established a timetable for the plan. If we offer these franchises, we do not anticipate that there will be conflict with full-services franchises regarding territory, customers, or franchisor support.

         Our affiliates have offered licenses for the establishment of businesses which offer food items similar to those to be offered by the Franchised Business. The businesses utilize the Intellectual Properties and are located in grocery stores and movie theaters.

         Our affiliates also operate seafood restaurants (under the mark "Bay Street Grill") and a Mexican restaurant. We do not believe that the products or services offered by these restaurants are part of the same product or service market.


                                     ITEM 13

                                   TRADEMARKS

         We have registered the following principal marks on the Principal Register of the United States Patent and Trademark Office:

=======================================================================================================================
                NAME                              REGISTRATION DATE                      REGISTRATION NUMBER
                ----                              -----------------                      -------------------

            PIZZERIA UNO                              4/11/78                                1,089,458
                 UNO                                   4/2/85                                1,329,014
                UNO'S                                  3/6/90                                1,586,246
                 UNO                                  10/2/90                                1,615,917
                 UNO                                   3/9/93                                1,757,093
                 UNO                                 12/28/93                                1,814,299
            UNO & DESIGN                              7/19/94                                1,846,019
=======================================================================================================================

         We have filed all required affidavits in relation to the marks described above. We have not renewed any of the registrations described above as none are due for renewal until 1998.

         We have filed applications of the following marks, with the United States Patent and Trademark Office. As of the date of this Offering Circular, these applications are pending:


=======================================================================================================================
                NAME                              APPLICATION DATE                          SERIAL NUMBER
                ----                              ----------------                          -------------

         UNO (for clothing)                      2/6/90 (actual use)                         74/026,477
         UNO (for bakeware)                   12/22/92 (intent to use)                       74/342,188
=======================================================================================================================

         There are no currently effective determinations of the United States Patent and Trademark Office, the Trademark Trial and Appeal Board, the trademark administrator of this state or any court, any pending interference, opposition or cancellation proceeding and any pending material litigation involving the marks described above which are relevant to their use in the state.

         Except as described below, there are no agreements currently in effect which significantly limit our rights to use or license the use of the marks in any manner material to the franchise. There is an independent chain of pizza restaurants, Numero Uno, Inc., doing business in the state of California under the name "Numero Uno." That chain has agreed not to use the names "Numero Uno" or "Uno" in the United States, outside California. Under the same agreement, dated June 24, 1981, we have agreed not to use the name "Numero Uno" in California in our advertising or printed materials (except as a description of a menu item), or as the name of a restaurant. The agreement is of perpetual duration and may not be unilaterally canceled or modified. Additionally, under an agreement dated October 2, 1990, between us and our affiliates and Uno's Pizza, Inc. and its principals ("Uno's Pizza, Inc."), Uno's Pizza, Inc. (an unaffiliated third party) retains the right to use the mark "UNO's" in a small non-exclusive area in West Seneca, New York. Uno's Pizza, Inc. has agreed not to expand the use of the name to other sites and not to transfer the name to any third party. The agreement is a perpetual duration and may not be unilaterally canceled or modified. Also, on May 22, 1995, we entered into an agreement with International Games, Inc. whereby our superior right to the marketing of clothing in our restaurants has been acknowledged and we allowed International Games, Inc. to market game-related clothing bearing the mark "UNO" within their channels of trade. The agreement is of perpetual duration and may not be canceled or modified.

         We are aware of a pizza restaurant in Platteville, Wisconsin operating under the name "Pizzeria Uno"; a restaurant in Lagrangeville, New York, using the name "Numero Uno"; a restaurant in Oak Forest, Illinois, using the name "Pizzeria Numero Uno"; a restaurant in San Juan, Puerto Rico, using the name "Restaurant Uno"; and a restaurant in Astoria, New York, using the name "Gyro-Uno." There are no other infringing uses actually known to us which could materially affect your use of marks.

         Except as described above, we know of no superior prior rights or infringing use which could materially affect your use of the marks except as noted above.

         You must immediately notify us of any possible infringement or challenge to the marks. We are not obligated by the Franchise Agreement, the Development Agreement or otherwise to protect any rights which you have to use the marks and are not obligated to have the right to control all administrative proceedings or litigation relating to the marks. You must also assist us in taking any action that we deem necessary for the protection of the marks. If, at any time, we choose to modify or discontinue the use of any mark, you must comply with our directions at your expense.

                                     ITEM 14

                 PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

Patents, Copyrights and Intellectual Properties

         Except as described below, we do not own any registered patents that are material to the franchise. Although we have not filed applications for copyright registration, we claim copyrights on all our menus, point of purchase materials and all like materials used in the System. Item 11 describes limitations on your use of this material.

         Aaron Spencer, our Director, has obtained, and permits us and our affiliates to use, a patent for a unique take-out box. The box has a cup and lid retainer and is utilized by Uno restaurants. The patent was granted on February 28, 1986 and assigned patent number 4,572,423. The patent runs for 17 years from the date it was granted. Although you will not be granted the right to use the patent, the Franchised Business will utilize the take-out box. There are no currently effective determinations of the U.S. Patent and Trademark Office or any court; pending infringement, opposition, or cancellation proceeding; or pending material litigation involving this patent.

         All goodwill associated with or which becomes associated with the Intellectual Properties is our property.

         You must not directly or indirectly contest or help in contesting, either during the term of the Franchise Agreement or following its termination, the validity or ownership of the Intellectual Properties, or take any action against our claimed rights.

         You must use only our existing or future Intellectual Properties in connection with the promotion and conduct of the Franchised Business, only in accordance with our instructions, rules, and procedures.

         You must cause our trademarks, service marks, trade names, logotypes, commercial symbols, and copyrighted materials to be reproduced exactly and accurately and, when required by us, must mark all these materials with the appropriate symbols (i.e., (TM), (C), (R) or (sm)).

         You must not use the trademarks, service marks, trade names, logotypes, commercial symbols, or copyrighted materials in your own corporate or other entity name, but must take such steps approved in writing by us, to register the name "Uno Restaurant" so as to be able to operate the Franchised Business under the name "Uno Restaurant." With the exception of the registration of a d/b/a or an assumed name certificate in connection with the operation of the Franchised Business, you must not register or attempt to register our names or marks in your own name or in the name of any other entity.

         You must immediately provide us with all information you obtain about the source and dissemination of any suspected or known libel, defamation, infringement or threatened infringement or piracy of or challenge to the Intellectual Properties, and you must assist and cooperate with us in taking action, at our cost and expense, that we deem appropriate to protect the System.

         Immediately upon the expiration or sooner termination of the Franchise Agreement, you must: (i) cease and forever abstain from using any of the Intellectual Properties; (ii) take all actions necessary or cancel any d/b/a or assumed name registration containing any of the Intellectual Properties; and
(iii) furnish us with satisfactory evidence of compliance with these obligations within 30 days after the expiration or sooner termination.

         All materials loaned or otherwise made available to you by us must be kept confidential by you and remain our property. You must not disclose, exhibit, or reproduce any confidential element of the System, except to your employees to whom disclosure must be made to enable you to operate the Franchised Business and certain other persons identified in the Franchise Agreement. After expiration or termination of the Franchise Agreement, neither you nor your officers, directors, shareholders, employees, trustees, beneficiaries, principals, or joint venturers may disclose, exhibit, or reproduce any confidential information or trade secrets. If we request, you must cause your employees and such other persons identified in the Franchise Agreement, as may be appropriate, to execute proprietary information agreements.

         If, at any time, in our reasonable judgment, we require you to notify or discontinue the use of any mark or any of the Intellectual Properties, and/or use one or more additional or substitute trademarks, service marks, or logos, you must comply, at your expense, with our directions to modify or otherwise discontinue the use of these marks, and/or to use one or more additional or substitute marks after reasonable notice.

Confidential Manuals

         We will loan to you a copy of the Pizzeria Uno Recipe Manual, the Bar Manual, the Host Manual, the Server Manual, the Dish and Kitchen Maintenance Manual, the Prep Manual, the Cook's Manual, the Manager In Training Manual, the Quality Assurance Manual, the HazMat Manual, the Facilities Management Manual, and the Confidential Operating Manual, also known as the Management Operations Manual, (together, known as the "Manuals"). The Manuals are our sole property. You must return the Manuals to us immediately at the expiration or sooner termination of the Franchise Agreement.

         You must treat the contents of the Manuals as confidential at all times, and must never reproduce the Manuals, or otherwise make them available to any person, other than your employees to whom disclosure is necessary to enable you to operate the Franchised Business, and you must not permit any prohibited act from being done by another.

         We may revise the Manuals to reflect the changing needs of customers, employees, governmental entities or other pertinent people or entities. The periodic revisions may include changes to advertising and promotions, Intellectual Properties, equipment and supplies, employee uniforms, internal and external design and layout of the outlet, accounting and reporting systems and forms, insurance requirements, operating procedures and menu changes.


                                     ITEM 15

                        OBLIGATIONS TO PARTICIPATE IN THE
                   ACTUAL OPERATION OF THE FRANCHISE BUSINESS

Franchise Agreement

         You or an individual(s) you designate (the "Control Person") must have direct responsibility for all operations of the Franchised Business on a day-to-day basis. Each Control Person must be a supervisor who is not a single unit manager and must be approved by us. If you have, in our sole judgment, insufficient Uno or other food service experience, then, at our request, you must designate, as Control Person, a person having such experience. Any change in the Control Person(s) will be subject to our approval. You or the Control Person(s) must attend and complete the courses, programs, and seminars at locations as we require, from time to time. The Control Person(s) is not required to have an equity interest in corporate or partnership franchisees.

         The Control Person(s) may be required to sign an agreement which prohibits him/her from disclosing, exhibiting, or reproducing any confidential element of the System.

Development Agreement

         The Development Agreement does not require you to participate personally in the direct operation of your business or to hire a manager or Control Person, however, the Franchise Agreement, which must be signed in accordance with the Development Agreement, imposes the obligations described above. We recommend that you personally participate in the operation of your business.

                                     ITEM 16

                  RESTRICTIONS ON WHAT THE FRANCHISEE MAY SELL

         No product, except Approved Products, may be prepared, offered for sale, or sold at or from the Franchised Business. The Approved Products consist of Required Products and Optional Products. Required Products are the initial products required to be sold and other products (as periodically dictated by us in writing) incorporated into the System in accordance with the Franchise Agreement. Optional Products are products which are authorized for sale under trademarks, but are not required to be sold. As we introduce additional Optional Products, we will give notice of the time and manner of introduction. You must seek our written approval for additional Optional Products. If we approve in writing, at our sole discretion and upon review of your specifications, you may also sell at the Franchised Business high quality food items for which we do not presently have specifications.

         All Approved Products offered for sale at the Franchised Business must be prepared at the Franchised Business for sale to customers at the Franchised Business, except that beverages or "side items," as authorized by us, may be prepared elsewhere, but any authorization will be subject to our change or termination. Each additional Required Product introduced into the Franchised Business must be offered for sale on a continuing basis at the Franchised Business at the time and in the manner we require.

         When an Optional Product is sold in the United States by 90% of all full-service Uno restaurants operated by us, or one-half of the full-service restaurants operating under the System, then, on advance notice of at least three months, we may specify the Optional Product as a Required Product. The Optional Product will not be deemed a Required Product if you demonstrate to our reasonable satisfaction that (1) a substantial capital improvement is required that would result in a material hardship to you, and (2) a material reduction in sales or profitability would result.

         Required Products include alcoholic beverages, including beer, wine and liquors. You must be authorized legally to sell alcoholic beverages at all times permitted by law that the Franchised Business is open for business. You must obtain and maintain, in full force and effect, all permits, licenses, and authorizations necessary for the sale of alcoholic beverages which are, from time to time, in the Required Products for consumption at the Franchised Business.

         Except as described in Item 12, above, and to the extent prohibited by applicable law, you are not limited in the customers to whom you may sell goods and services.

                                     ITEM 17

              RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION


===================================================================================================================================
               Category                           Section in Agreement                              Summary
               --------                           --------------------                              -------

Length of the term of the franchise          Section 1(g) of the Franchise          Initial period is twenty years.  The Developmen
                                             Agreement                              Agreement will expire at the conclusion of the
                                                                                    Development Schedule.  (This period is
                                                                                    expected to range from 6 to 12 months for each
                                                                                    unit to be developed.)
-----------------------------------------------------------------------------------------------------------------------------------
Renewal or extension of the term             Sections 1(h) and 4 of the Franchise   Maximum of three successive periods of 10
                                             Agreement                              years each for the Franchise Agreement.  None
                                                                                    for the Development Agreement.
-----------------------------------------------------------------------------------------------------------------------------------
Requirements for you to renew or extend      Section 4 of the Franchise Agreement   You must be in good standing, modernize, sign
                                                                                    new agreement, pay a fee (as described in
                                                                                    Item 6) and others.
-----------------------------------------------------------------------------------------------------------------------------------
Termination by Franchisee                    Section 19.1 of Franchise Agreement    You must give us sixty days written notice and
                                                                                    must meet certain conditions under the
                                                                                    Franchise Agreement.  You have no right to
                                                                                    terminate the Development Agreement.
-----------------------------------------------------------------------------------------------------------------------------------
Termination by Franchisor without cause      N/A                                    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Termination by Franchisor with "cause"       Section 19.2 and 19.3 of Franchise     If you breach the Franchise Agreement or fail to
                                             Agreement, Section D of the            to comply with the Manuals; or if you fail to
                                             Development Agreement                  meet the development schedule
-----------------------------------------------------------------------------------------------------------------------------------
"Cause" defined - curable defaults           Section 19.3 of Franchise Agreement,   Includes breaches of Franchise Agreement and
                                             Section D(1) of Development Agreement  non-conformity with the Manuals
-----------------------------------------------------------------------------------------------------------------------------------
"Cause" defined - defaults which cannot be   Section 19.2 of Franchise Agreement    Includes: failure to designate site; receiver
cured                                                                               appointed for Franchised Business;
                                                                                    assignment for the benefit of creditors and
                                                                                    under-reporting of royalties by more than 2%
-----------------------------------------------------------------------------------------------------------------------------------
Your obligations on termination/non-renewal  Section 19.4 of Franchise Agreement    You must pay us past due amounts, stop using
                                                                                    our marks, return our materials, transfer your
                                                                                    phone number to us and stop representing that
                                                                                    you are still associated with us
-----------------------------------------------------------------------------------------------------------------------------------
Assignment of contract by Franchisor         Section 20.6 of Franchise Agreement    We have the right to transfer and assign
-----------------------------------------------------------------------------------------------------------------------------------
"Transfer" by Franchisee - defined           Section 20 of Franchise Agreement      Includes transfer, assignment, pledge, lien and
                                                                                    attachment of your rights under the Franchise
                                                                                    Agreement, a controlling interest in your stock
                                                                                    or partnership rights, or all or substantially
                                                                                    all of the assets of the Franchised Business.
-----------------------------------------------------------------------------------------------------------------------------------
Our approval of transfer by Franchisee       Section 21.4 of Franchise Agreement    Within 60 days after receipt of notice of the
                                                                                    proposed transfer
-----------------------------------------------------------------------------------------------------------------------------------
Conditions for our approval of transfer      Section 20 of Franchise Agreement      You must be in good standing.  You, as
                                                                                    transferor, must pay a transfer fee, sign an
                                                                                    agreement, execute a personal guarantee and
                                                                                    others
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
               Category                           Section in Agreement                              Summary
               --------                           --------------------                              -------

Our right of first refusal to acquire        Section 21 of Franchise Agreement      We have 60 days after receipt of notice of
your business                                                                       proposed transfer to purchase your business
                                                                                    on similar terms
-----------------------------------------------------------------------------------------------------------------------------------
Our option to purchase your business         Section 21 of Franchise Agreement      We have the right to purchase your business
                                                                                    following termination
-----------------------------------------------------------------------------------------------------------------------------------
Death or disability of Franchisee            Section 20.4 of Franchise Agreement    Rights under the Franchise Agreement may pass
                                                                                    to your next of kin or heir with an approved
                                                                                    application, submitted within 120 days of your
                                                                                    death
-----------------------------------------------------------------------------------------------------------------------------------
Non-competition covenants during the term    Section 18 of Franchise Agreement      You must not be associated with a competing
of the franchise                                                                    business located within 3 miles of restaurants
                                                                                    or facilities operating under the System
-----------------------------------------------------------------------------------------------------------------------------------
Non-competition covenants after the          Section 18.1 of Franchise Agreement    Applicable for 2 years after termination
franchise is terminated or expires
-----------------------------------------------------------------------------------------------------------------------------------
Modification of the agreement                Sections 12.3 and 24.5 of Franchise    We may change the Operating Manual
                                             Agreement, Section G(5) of
                                             Development Agreement
-----------------------------------------------------------------------------------------------------------------------------------
Integration/merger clause                    Section 24.5 of Franchise Agreement,   Only the terms of the Franchise Agreement and
                                             Section G(5)of Development Agreement   Development Agreement are binding
-----------------------------------------------------------------------------------------------------------------------------------
Dispute resolution by arbitration or         Section 24.8 of Franchise Agreement    The parties may agree to arbitration in a
mediation                                                                           mutually acceptable location
-----------------------------------------------------------------------------------------------------------------------------------
Choice of forum                              Section 24.7 of Franchise Agreement,   Non-exclusive jurisdiction in Suffolk County,
                                             Section G(6) of Development Agreement  Massachusetts
                                             (See Uniform UFOC Addendum and State
                                             Amendments to these Agreements)
-----------------------------------------------------------------------------------------------------------------------------------
Choice of law                                Section 24.7 of Franchise Agreement,   State of Massachusetts and any applicable
                                             Section G(6) of Development Agreement  federal and state franchise laws federal and state franchise laws (See
                                             Uniform UFOC Addendum and State
                                             Amendments to these Agreements)
===================================================================================================================================



                                    ITEM 18

                                 PUBLIC FIGURES

         We do not use any public figure to promote our franchise.


                                     ITEM 19

                                 EARNINGS CLAIMS

         Except as described below, no representations or statements of actual, average, projected, or forecasted sales, profits, or earnings are made to franchisees or developers. We do not furnish or authorize our salespersons to furnish any oral or written information concerning the actual, average, projected, forecasted, or potential sales, costs, income or profits of your business.

         We specifically instruct our sales personnel, agents, employees, and officers that they are not permitted to make such claims or statements as to the earnings, sales or profits, or prospects or chances of success, nor are they authorized to represent or estimate dollar figures as to a franchisee's or developer's operation. We will not be bound by allegations of any unauthorized representations as to earnings, sales, profits, or prospects or chances for success.

         Actual results vary from franchise to franchise, and we cannot estimate the results of a particular franchise. We recommend that prospective franchisees and developers make their own independent investigation to determine whether or not the franchise may be profitable, and consult with an attorney and other advisors prior to executing the Franchise Agreement or the Development Agreement.

                     ANALYSIS OF AVERAGE SALES AND EXPENSES
              FOR FRANCHISOR-OPERATED FULL-SERVICE UNO RESTAURANTS

Bases and Assumptions

         The sales information which follows was aggregated from affiliate-owned and franchised restaurants open for the entire fiscal year ended October 1, 1995. The expense information which follows was aggregated from affiliate-owned restaurants only, since expense data is not available for franchised restaurants. The Table included in the analysis contains the number and percentage of affiliate-owned Uno restaurants which, during the period October 2, 1994 to October 1, 1995 reported annual gross sales within the following ranges: under $1,400,000; $1,401,000 to $1,700,000; $1,701,000 to $2,000,000;
and over $2,000,000. This analysis was constructed using the arithmetic mean (average) annual sales and expenses of all 62 restaurants that were open and operated by us during the entire aforementioned period. However, certain charges which you will be required to pay to us under the Franchise Agreement (See Items 5 and 6) and other differences in the expenses of a franchised Uno restaurant are included in the table, as noted below.

         The affiliate-owned restaurants used in this analysis are substantially similar to the franchised Uno restaurants. However, the amount of sales and expenses incurred will vary from restaurant to restaurant. In particular, the sales and expenses of your Uno restaurant will be directly affected by factors which include the restaurant's geographic location; competition in the market; presence of other Uno restaurants; the quality of both management and service at the restaurant; contractual relationships with lessors and vendors; the extent to which you finance the operation of a restaurant; your legal, accounting and other professional fees; federal, state and local income taxes, gross profits taxes or other taxes; cost of any automobile used in the business; other discretionary expenditures; accounting methods used and certain benefits and economics of scale which we may derive as a result of operating Uno restaurants on a consolidated basis. A NEW FRANCHISEE'S INDIVIDUAL FINANCIAL RESULTS ARE LIKELY TO DIFFER FROM THE RESULTS DESCRIBED BELOW.

         As of the 1995 fiscal year end, the average time in operation of the affiliate-owned restaurants included in this analysis is 6.9 years. The restaurants included in this analysis are located in the following states:

                                Number of Restaurants
                                ---------------------

         Connecticut                     4
         Florida                         1
         Illinois                        2
         Maine                           1
         Maryland                        3
         Massachusetts                  20
         Missouri                        1
         New Hampshire                   3
         New Jersey                      1
         New York                       16
         Ohio                            1
         Pennsylvania                    1
         Rhode Island                    1
         Virginia                        5
         Washington, D.C.                2
                                        --

                  Total                 62



                    Statement of Average Sales (in thousands)
                      for all Full-Service Restaurants for
                      the Fiscal Year ended October 1, 1995

                                                     (1)                   (2)                   (3)                   (4)

1) Annual Sales Range                            Under $1,400         $1,401-$1,700         $1,701-$2,000          Over $2,001

2) Number of Restaurants within the                11/17.7%             14/22.6%               13/21%               24/38.7%
range/% of total affiliate-owned
restaurants within the range

3) Number of franchised restaurants                17/33.3%             17/33.3%               8/15.7%               9/17.7%
within the range/% of total franchised
restaurants within the range

                           Uno Restaurant Corporation
                     Statement of Average Sales and Expenses
                         of Affiliate-Owned Full Service
       Pizzeria Uno Restaurants for the Fiscal Year Ended October 1, 1995

-----------------------------------------------------------------------------------------------------------------------------------
Profit & Loss
Period 12 ended 10-01-95
Consolidated Earnings Claims Disclosure
Pro Forma Per Store Estimates
-----------------------------------------------------------------------------------------------------------------------------------
($s in Thousands)
Gross Sales Level                                        Under $1,400     $1,401 to $1,700     $1,701 to $2,000     $2,001 and Up
-----------------------------------------------------------------------------------------------------------------------------------
                                                        $           %       $           %       $           %       $           %
SALES
(1) Net Sales                                        1,163.5      100.0  1,484.7      100.0  1,819.4      100.0  2,543.5      100.0

(2) TOTAL COST OF SALES                                301.6       25.9    385.3       26.0    455.3       25.0    626.9       24.6
 (Food and Beverage Costs)

LABOR
(3) Direct Labor                                       239.7       20.6    290.8       19.6    334.2       18.3    453.7       17.8
(4) Management Salary                                   98.2        8.4    106.0        7.1    115.6        6.3    136.7        5.4
(5) Payroll Taxes & Benefits                            78.2        6.7     91.7        6.2    105.3        6.0    138.8        5.5
-----------------------------------------------------------------------------------------------------------------------------------
         Total Labor                                   416.1       35.8    488.5       32.9    555.1       30.6    729.2       28.7

GROSS PROFIT                                           445.8       38.3    610.9       41.1    809.0       44.4  1,187.4       46.7

CONTROLLABLES
(6) Paper Goods                                         16.1        1.3     18.9        1.3     23.1        1.3     32.9        1.3
(7) Smallwares                                           8.2         .7     11.1         .7     12.0         .7     19.6         .8
(8) Other Controllables                                 25.9        2.2     29.5        2.0     31.5        1.7     41.1        1.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CONTROLLABLES                                     50.2        4.3     59.5        4.0     66.6        3.7     93.6        3.7

INCOME AFTER                                           395.6       34.0    551.4       37.1    742.4       40.8  1,093.8       43.0
CONTROLLABLES

OTHER EXPENSES
(9) Advertising & Business Co-op                        34.9        3.0     44.5        3.0     54.6        3.0     76.3        3.0
(10) Royalties                                          58.2        5.0     74.2        5.0     91.0        5.0    127.2        5.0
(11) Legal and Accounting                                5.0         .4      5.0         .4      5.0         .3      5.0         .2
(12) Repairs & Maintenance                              36.8        3.2     40.9        2.7     45.9        2.5     54.0        2.1
(13) Utilities                                          53.3        4.6     64.8        4.4     66.7        3.7     67.6        2.6
(14) Other Noncontrollables                             19.6        1.7     31.3        2.1     27.0        1.5     30.6        1.2
(15) Occ Costs excl Rent & Taxes                        27.1        2.3     29.7        2.0     33.0        1.8     40.4        1.6
-----------------------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                              234.9       20.2    290.4       19.6    323.2       17.8    401.1       15.8

(16) Earnings before rent, depr                        160.7       13.8    261.0       17.5    419.2       23.0    692.7       27.2
and interest
-----------------------------------------------------------------------------------------------------------------------------------

Each of the 62 affiliate-owned Uno restaurants utilized a uniform accounting system and the data pertaining to such restaurants was prepared on a basis consistent with generally accepted accounting principles during the covered period. The information contained in this analysis has generally not been audited. The following notes should assist in interpretation of the foregoing table of results.

1. Net Sales (Line 1). The net sales are based on the average volume of the restaurants that fall into each revenue range.

2. Total Cost of Sales (Line 2). You will have the opportunity to take advantage of volume discounts on particular items negotiated by us; however, availability of such volume discounts is generally limited to geographic areas in which our affiliates currently operate Uno restaurants. The cost of items such as produce, which are often purchased locally, may vary according to the location of the restaurant. Additionally, freight and shipping costs and the amount of mark-up imposed by suppliers will also vary.

3. Direct Labor (line 3). Labor for a full-service restaurant generally necessitates a range of 40-80 employees, including both full-time and part-time workers.

4. Management Salary (line 4). This category assumes one designated general manager, 1 manager and 1 assistant manager and includes an amount for bonuses.

5. Payroll Taxes and Benefits (line 5). This category includes amounts for worker's compensation, group insurance expenses, payroll taxes, and vacation pay. The amounts stated reflect administrative costs incurred by Uno restaurants and exclude all other general and administrative costs incurred for payroll matters which are handled by our corporate or regional office. The costs of labor and related payroll expenses may vary substantially depending on the geographic location of the restaurant.

6. Other Controllables (line 8). Other controllable expenses include the following costs: janitorial service; office supplies; entertainment; laundry; telephone; cash shortages; and miscellaneous.

7. Advertising and Business Coop (line 9). These expenses represent the advertising and business coop contributions you are required to pay to us as described in Item 6. Specifically, you are required to pay a monthly fee of up to one percent (1.0%) of Gross Revenues, for business coop services. This fee includes your share of costs that are incurred by us for the benefit of the System. Article 8 of the Franchise Agreement further details and explains this expense. You are also required to expend a minimum of two percent (2.0%) of Gross Revenues on local marketing as described in Item 6. We have not accounted for the impact of a Systemwide Media Fund Fee of up to one percent (1.0%) of Gross Revenues, because the fee has never yet been actually implemented.

8. Royalties (line 10). You will be required to pay a continuing license fee of five percent (5.0%) of Gross Revenues as described in Item 6.

9. Other Non-Controllables (line 14). This category of expenses includes amounts for bank processing charges, dues, licenses, subscriptions, menus, guest checks, and recruitment.

10. Occupancy Costs excluding Rent and Taxes (line 15). This category includes insurance, security, trash services, and extermination. We may have derived a benefit in the form of lower premiums for insurance based upon the number of Uno restaurants owned by our affiliates and our loss control programs. You should inquire about the cost of insurance, which may vary substantially depending on the geographic location of its restaurant.

11. Other Information. We are also presenting in the following paragraphs a comparison of certain financial information received from our franchisees along with the average financial results of the 53 affiliate-owned Uno restaurants. However, while we suggest that our franchisees utilize a uniform accounting system in reporting, which is consistent with generally accepted accounting principles, it should be expressly noted that we cannot attest to (i) the accuracy of the information received from our franchisees or (ii) whether such information was actually prepared in accordance with generally accepted accounting principles.

         The numbers and percents indicated in the first table in lines (2) and
(3) relate to the 62 affiliate- owned restaurants and 51 franchised restaurants open during all of fiscal year 1995 (October 2, 1994 to October 1, 1995). In addition, the average annual sales volume for all affiliate-owned restaurants as described above was $1,935,029. This sales volume was attained or surpassed by 23 (or 37.0%) of the affiliate-owned restaurants and 11 (or 21.5%) of the franchised restaurants.

         The highest annual sales volume of an affiliate-owned restaurant was $3,399,732.00. The lowest annual sales volume of an affiliate-owned restaurant was $1,190,459.00. The highest annual sales volume of a franchised restaurant was $3,497,617.00. The lowest annual sales volume of a franchised restaurant was $800,768.00.

         Substantiation of the data used in preparing the earnings claim described above will be made available to you on reasonable request.

                                     ITEM 20
                               FRANCHISED OUTLETS

                             FRANCHISED FULL SERVICE
                              STORE STATUS SUMMARY
                         FOR FISCAL YEARS 1995/1994/1993


                                                                                                         Total From    Franchised
                                                                                                            the 5          Uno
                                                   Closed,                Reacquired by us    Left the    immediate    Restaurants
                Sold/Not                         Canceled or      Not     or our affiliates    System    Left Columns  Operating at
    STATE       Open F'95   Opened   Transfers    Terminated    Renewed                         Other                    Year End
    -----       ---------   ------   ---------   -----------    -------   -----------------   --------   ------------  ------------

Arizona                     0/1/0     1/0/0         0/0/0                                                   1/0/0         2/2/1
California                  0/1/0                                                                                         9/9/8
Connecticut                 0/0/1                   0/0/1                      0/3/0                        0/3/1         0/0/3
District of                                                                                                               1/1/1
Columbia
Florida                     0/1/0                   1/0/0                                                   1/0/0         4/5/4
Hawaii                                              1/0/0                                                   1/0/0         0/1/1
Illinois                                                                                                                  1/1/1
Indiana                     0/1/0                                                                                         2/2/1
Kentucky                                                                                                                  1/1/1
Maryland                                                                                                                  1/1/1
Massachusetts                                                                                                             3/3/3
Michigan                                                                                                                  2/2/2
Minnesota                                                                                                                 2/2/2
Nevada                                                                                                                    1/1/1
New Jersey                                                                                                                4/4/4
New York                    0/0/1     1/0/0         2/1/0                                                   3/1/0         2/4/5
Ohio                        2/0/0                   0/1/0                      0/1/0                        0/2/0         6/4/5

Oklahoma                                                                                                                  1/1/1
Pennsylvania                1/0/1                                                                                         6/5/5
Texas                                 0/0/1         1/0/0                                                   1/0/1         4/5/5
Wisconsin                   1/0/0                                                                                         4/3/3
                 -----      -----     -----         -----        -----         -----           -----        -----       --------
  SUBTOTALS                 4/4/3     2/0/1         5/2/1                      0/4/0                        7/6/2       56/57/58
San Juan, PR                1/0/0                                                                                         2/1/1
Toronto, Ont.                                                                                                             1/1/1
  TOTAL                     5/4/3     2/0/1         5/2/1                      0/4/0                        7/6/2       59/59/60
                 =====      =====     =====         =====        =====         =====           =====        =====       ========


Note: The numbers in the "Total" column may exceed the number of restaurants affected because several events may have affected the same restaurant. For example, the same restaurant may have had multiple owners.

          AFFILIATE-OWNED FULL SERVICE AND TAKERY STORES STATUS SUMMARY
                            FOR YEARS 1995/1994/1993




                            Stores Closed          Stores Opened               Total Stores
         STATE               During Year            During Year            Operating at Year End
         -----              -------------          -------------           ---------------------
Colorado                                               2/0/0                       2/0/0
Connecticut                                            1/3/0                       5/4/1
District of Columbia                                   0/0/1                       2/2/2
Florida                                                3/0/1                       4/1/1
Illinois                        1/0/0                  2/0/0                       4/3/3
Maine                                                                              1/1/1
Maryland                                               1/1/0                       5/4/3
Massachusetts                                          4/1/4                     25/21/18
Missouri                        0/0/1                                              1/1/1
New Hampshire                                          0/1/0                       3/3/2
New Jersey                                                                         1/1/1
New York                        0/1/0                  2/2/2                     18/16/15
Ohio                                                   0/1/0                       1/1/0
Pennsylvania                                           2/0/0                       3/1/1
Rhode Island                                                                       1/1/1
Virginia                                               3/2/0                       7/4/2
  TOTAL                         1/1/1                 20/11/8                    83/64/52
                                =====                 =======                    ========

Note: As described in Item 1, we do not own or operate any restaurants. All "company-owned" restaurants are owned by our affiliates. As of September 30, 1995, only five of the above-referenced "company-owned" restaurants were Takeries.

                     PROJECTED OPENINGS DURING THE ONE YEAR
                          PERIOD ENDING OCTOBER 1, 1996


                                                                                                        Projected
                               Franchise Agreements Signed            Projected Franchised          Company/Affiliate
  State or Territory             But Restaurant Not Open                New Restaurants              Owned Openings
  ------------------           ---------------------------            --------------------          -----------------

California                                  1                                  1
Indiana                                     1                                  1
Kentucky                                    1                                  1
Michigan                                    1                                  1
Minnesota                                   1                                  1
Ohio                                        2                                  2
Oregon                                      1                                  1
Pennsylvania                                2                                  2
Puerto Rico                                 2                                  2
Wisconsin                                   1                                  1
  TOTAL                                    13                                  13                          12*
                                           ==                                  ==                          ==

* We have not yet selected the markets in which these restaurants will be established.

                       PIZZERIA UNO FRANCHISED RESTAURANTS
                             (As of October 2, 1995)


         The restaurants identified by an asterisk ("*") are owned by persons listed in Item 2, or members of their immediate families, by business entities owned by them, or by others closely related to us, or our affiliates.

ARIZONA                                     Glenn Miller*
                                            Pizzeria Uno
The Nicpon Group                            4465 Mission Boulevard
Pizzeria Uno                                San Diego, CA  92109
Arizona Center                              (619) 483-4143
455 N. 3rd St. - Suite 2154
Phoenix, AZ  85004                          Glenn Miller*
(602) 253-3355                              Pizzeria Uno
                                            356 Fashion Valley
The Nicpon Group                            San Diego, CA  92108-1282
Pizzeria Uno                                (619) 298-1866
690 South Mill Avenue, Suite 101
Tempe, AZ  85284                            Glenn Miller*
(602) 968-1300                              Pizzeria Uno
                                            Northridge Fashion Center
                                            Space 129
CALIFORNIA                                  9301 Tampa Avenue
                                            Northridge, CA  91324
Gunther Restaurant Group                    (818) 882-8667
Pizzeria Uno
19930 Stevens Creek Boulevard               Herb Turetzky
Cupertino, CA  95014                        Pizzeria Uno
(408) 973-1466                              2200 Lombard Street
                                            San Francisco, CA  94123
Gunther Restaurant Group                    (415) 563-3144
Pizzeria Uno
3720 Mowry Avenue                           Herb Turetzky
Fremont, CA  94538                          Pizzeria Uno
(510) 794-3595                              2323 Powell Street
                                            San Francisco, CA 94133
Gunther Restaurant Group                    (415) 788-4055
Pizzeria Uno
2570 El Camino Real                         Herb Turetzky
Santa Clara, CA  94538                      Pizzeria Uno
(408) 241-5152                              Podium Level
                                            Two Embarcadero Center
                                            San Francisco, CA  94111
                                            (415) 397-8667

CANADA                                       INDIANA

John/Leone Schram                            Bob Woodburn/Earl Richter
Pizzeria Uno                                 Pizzeria Uno
73A Front Street, East                       2385 Southlake Mall
Toronto, Ontario                             Merrillville, IN  46410
Canada, M5E1B8                               (219) 736-4885
(416) 866-7473
                                             Bob Woodburn/Earl Richter
                                             Pizzeria Uno
FLORIDA                                      Clearwater Crossing
                                             3716 East 82nd Street
Ergo Gonzales/Tom Williams                   Indianapolis, IN  46240
Pizzeria Uno                                 (317) 594-4865
8202 Mills Drive
Miami, FL  33183
(305) 274-2424                               KENTUCKY

Grayborn Buena Vista, Inc.                   Jim & Tita Arnold
Pizzeria Uno                                 Pizzeria Uno
55 W. Church Street, Suite 248               2547 Richmond Road
Orlando, FL  32801                           Lexington, KY 40509
(407) 839-1800                               (606) 266-8667

Grayborn Buena Vista, Inc.
Pizzeria Uno                                 MARYLAND
303 E. Altamonte Drive, Suite 1350
Altamonte Springs, FL  32701                 Arrowhead, Inc./Greig Johnson
(407) 339-3300                               Pizzeria Uno
                                             Route 4, Box 5241
Grayborn Buena Vista, Inc.                   Oakland, MD  21550
Pizzeria Uno                                 (301) 387-4866
Crossroads Shopping Center
12553 State Road, #535
Orlando, FL  32819                           MASSACHUSETTS
(407) 827-1212
                                             Steven Hurwitz
                                             Mike Hurwitz
ILLINOIS                                     Stuart Hurwitz
                                             Pizzeria Uno
Debbie & Karim Abdel-Haq                     150 Bridge Street, Columbus Center
Pizzeria Uno                                 Springfield, MA  01103
1903 Convenience Place                       (413) 733-1300
(No. 1-74 at Neil Street), North
Champaign, IL  61820
(217) 398-4242

Steven Hurwitz                             NEVADA
Mike Hurwitz
Stuart Hurwitz                             Paul Fleming*
Pizzeria Uno                               Jeff Offenbach
Holyoke Mall at Ingleside                  Pizzeria Uno
Holyoke, MA  01040                         Sahara Pavilion
(413) 534-3000                             2540 South Decatur Boulevard, Suite J
                                           Las Vegas, NV  89102
Richard Bloom                              (702) 876-8667/8267
Pizzeria Uno
33 Main Street
Marlboro, MA  01752                        NEW JERSEY
(508) 460-0637
                                           Grill Concepts, Inc.
                                           Pizzeria Uno
MICHIGAN                                   4905 Stelton Road
                                           South Plainfield, NJ  07080
Richard Roberts                            (908) 561-6053
Dean Friedman
William Everal                             Grill Concepts, Inc.
Pizzeria Uno                               Pizzeria Uno
1321 South University Avenue               1854 Marlton Pike
Ann Arbor, MI  48104                       Cherry Hill, NJ 08003
(313) 769-1744                             (609) 424-8844

Richard Roberts                            Lou Viola
Dean Friedman                              Pizzeria Uno
William Everal                             700 Plaza Drive
Pizzeria Uno                               Secaucus, NJ  07094
6745 Orchard Lake Road                     (201) 392-9090
West Bloomfield, MI  48322
(810) 737-7242                             Lou Viola
                                           Pizzeria Uno
                                           West Belt Plaza
MINNESOTA                                  Building #13, Rt. 23
                                           Wayne, NJ  07470
Unoco Restaurant, Inc.                     (201) 256-0700
Pizzeria Uno
12649 Wayzata Boulevard, #235
Minnetonka, MN  55343                      NEW YORK
(612) 544-2777
                                           The B Group
Unoco Restaurant, Inc.                     Pizzeria Uno
Pizzeria Uno                               842 Main Street
6740 France Avenue, South                  Poughkeepsie, NY  12603
Edina, MN  55435                           (914) 452-4930
(612) 925-5005

Greg Keenan                           Tom DiBenedetto
Pizzeria Uno                          Gary Rogalski
4 Martine Avenue                      Pizzeria Uno
White Plains, NY  10606               5433 Mayfield Road
(914) 684-7036                        Lyndhurst, OH  44124
                                      (216) 460-1910

OHIO                                  OKLAHOMA

Bob Williams                          Jim & Linda DeWinter
Pizzeria Uno (Dayton)                 Michael Johnstone
8361 Old Troy Pike                    Pizzeria Uno
Huber Heights, OH  45424              8221 E. 61st Street, South
(513) 236-2884                        Tulsa, OK  74133
                                      (918) 254-6611
Jim "Turtle" Young
Stan Silverman
Pizzeria Uno                          PENNSYLVANIA
P.O. Box 20243
342 Ludlow Avenue                     Robert Donaldson
Cincinnati, OH  45220                 Pizzeria Uno
(513) 281-8667                        509-511 South 2nd Street
                                      Philadelphia, PA  19147
Jim "Turtle" Young                    (215) 592-0400
Stan Silverman
Pizzeria Uno                          Robert Donaldson
7500 Beechmont Avenue                 Pizzeria Uno
Cincinnati, OH  45230                 826 West Dekalb Pike
(513) 231-8667                        King of Prussia, PA  19406
                                      (215) 337-4060
Tom Di Benedetto
Gary Rogalski                         Robert Donaldson
Pizzeria Uno                          Pizzeria Uno
470 Great Northern Mall               229 South 18th Street
N. Olmsted, OH  44070                 Rittenhouse Square
(216) 734-1800                        Philadelphia, PA  19103
                                      (215) 790-9669
Tom Di Benedetto
Gary Rogalski                         Tom Bock
Pizzeria Uno                          U.E.I. Inc.
3750 Orange Place                     Pizzeria Uno
Beachwood, OH  44122                  Grant Plaza II
(216) 831-0031                        16-19 Grant Avenue
                                      Philadelphia, PA  19115
                                      (215) 677-3370

Tom Bock                                   Southwest Uno's
U.E.I., Inc.                               Pizzeria Uno
Pizzeria Uno                               300 Houston Street
198 North Bucks Town Road                  Sundance West
Langhorne, PA  19047                       Fort Worth, TX  76102
(215) 741-6100                             (817) 885-8667

Grill Concepts, Inc.                       Al Ciaglia
Pizzeria Uno                               Pizzeria Uno
1145 West Baltimore Turnpike               4002 Beltline Road, Suite 100
Media, PA  19063                           Dallas, TX  75244
(215) 565-7450                             (214) 991-8181

                                           Robert N. Landauer
PUERTO RICO                                Pizzeria Uno
                                           3401 Kirby Drive
Federico F. Sanchez                        Houston, TX  77098
Pizzeria Uno                               (713) 520-0040
Centro Europa
Avenue Ponce DeLeon 1492
Local #106                                 WASHINGTON, DC
Santurce, PR  00907
(809) 725-8667                             Joseph & Ann Natoli
                                           Potomac Restaurant Associates
Federico F. Sanchez                        Pizzeria Uno
Pizzeria Uno                               3211 M. Street, N.W.
Galleria San Patricio                      Washington, DC  20007
B5 Tabonuco St.                            (202) 965-6333
Caparra Hills
Guaynabo, PR  00963
(809) 749-8667                             WISCONSIN

                                           Thomas Beach
TEXAS                                      TMB Development Company
                                           Pizzeria Uno
Southwest Uno's                            222 Gorham Street
Pizzeria Uno                               Madison, WI  53708
Village at Six Flags                       (608) 255-7722
1301 N. Collins, Suite 201
Arlington, TX  76011                       Thomas Beach
(817) 265-9130                             TMB Development Company
                                           Pizzeria Uno
                                           7601 Mineral Point Road
                                           Madison, WI  53717
                                           (608) 833-7200

Thomas Beach
TMD Development Company
Pizzeria Uno
15280 West Bluemound
Elm Grove, WI 53122
(414) 821-1755

Thomas Beach
TMD Development Company
Pizzeria Uno
2701 Milton Ave.
Janesville, WI  53545
608-754-1900

         The following is a listing of the name and last known home address and telephone number of every franchisee who has had an outlet terminated, canceled, not renewed, or otherwise voluntarily or involuntarily ceased to do business under the franchise agreement during the most recently completed fiscal year or who has not communicated with us within 10 weeks of the date of this Offering Circular.

          George Banta (Kingston, NY)        James Leonard (Dallas, TX)
          842 Main Street                    2811 McKinney Ave., Suite 10
          Poughkeepsie, NY  12603            Dallas, Texas 75204
          (914) 452-2226

          Gary Rogalski (Tampa, FL)          Rick Ryan (White Plains, NY)
          3750 Orange Place                  4 Martine Avenue
          Beachwood, OH  44122               White Plains, NY  10606
          216-831-0031                       (914) 948-8191

          Tozo Shiota (Honolulu, HI)
          2256 Kuhio Ave.
          Honolulu, HI  96815


                                     ITEM 21

                              FINANCIAL STATEMENTS

          The separate financial statements, respectively entitled "Audited Financial Statements, Uno Restaurant Corporation, October 1, 1995," and "Audited Financial Statements, Pizzeria Uno Corporation, Fiscal year ended October 1, 1995," (each for the fiscal years 1993, 1994, and 1995), are attached hereto as Attachment C.

                                     ITEM 22

                                    CONTRACTS

          The following contracts are attached to this Offering Circular as Attachment D. These are the only contracts which we will require you to enter into:

          1.      Franchise Agreement (with Guarantee and exhibits)

          2.      Development Agreement

          3.      Financing Agreements

                  a.       letter agreement
                  b.       guarantee
                  c.       corporate resolution
                  d.       collateral assignment, acceptance and consent
                  e.       promissory note (60 months)
                  f.       promissory note (72 and 84 month)
                  g.       interim funding promissory note
                  h.       security agreement
                  i.       assignment of lease
                  j.       consent to assignment as collateral security
                  k.       landlord disclaimer and waiver of interest
                  l.       affidavit of identity
                  m.       pledge agreement
                  n.       financing statement
                  o.       certificate of acceptance of property

                                     ITEM 23

                                     RECEIPT

     THIS OFFERING CIRCULAR SUMMARIZES CERTAIN PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

     IF WE OFFER YOU A FRANCHISE, WE MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

     (1) THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR

     (2) TEN BUSINESS DAYS BEFORE THE SIGNING OF A BINDING AGREEMENT; OR

     (3) TEN DAYS BEFORE A PAYMENT TO US.

     YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST 5 BUSINESS DAYS BEFORE YOU SIGN A FRANCHISE AGREEMENT.

     IF WE DO NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE APPLICABLE STATE AGENCY LISTED IN ATTACHMENT E.

     I have received a Pizzeria Uno Corporation Uniform Franchise Offering Circular dated December 22, 1995. This Offering Circular includes the following Attachments:

     A. Agents for Service of Process
     B. Table of Contents for Manuals
     C. Financial Statements
     D. Contracts
        1. Franchise Agreement (with Guarantee and exhibits)
        2. Development Agreement
        3. Financing Agreements
           (a)    letter agreement
           (b)    guarantee
           (c)    corporate resolution
           (d)    collateral assignment, acceptance and consent
           (e)    promissory note (60 months)
           (f)    promissory note (72 and 84 month)
           (g)    interim funding promissory note
           (h)    security agreement
           (i)    assignment of lease
           (j)    consent to assignment as collateral security
           (k)    landlord disclaimer and waiver of interest
           (l)    affidavit of identity
           (m)    pledge agreement
           (n)    financing statement
           (o)    certificate of acceptance of property
     E. List of Administrators

-------------------              -------------------------------------------
Date                             Franchisee
                                 [RETURN THIS COPY TO US]

                                  ATTACHMENT A
                          AGENTS FOR SERVICE OF PROCESS


CALIFORNIA                                MICHIGAN

Commissioner of Corporations              Michigan Department of Commerce,
3700 Wilshire Blvd., 6th Floor            Corporations and Securities Bureau
Los Angeles, CA 90010                     670 Law Building
                                          Lansing, Michigan 48913

HAWAII
                                          MINNESOTA
Director,
Hawaii Department of Commerce             Commissioner of Commerce
  and Consumer Affairs                    133 East Seventh Street
1010 Richards Street                      St. Paul, Minnesota 55101
Honolulu, Hawaii 96813

                                          NEW YORK
ILLINOIS
                                          Secretary of State of
Illinois Attorney General                   the State of New York
500 South Second Street                   162 Washington Avenue
Springfield, Illinois 62706               Albany, New York 12231


INDIANA                                   NORTH DAKOTA

Indiana Secretary of State                Securities Commissioner
302 West Washington, Room E-111           State of North Dakota
Indianapolis, Indiana 46204               600 East Boulevard, Fifth Floor
                                          Bismarck, North Dakota 58505

MARYLAND
                                          RHODE ISLAND
Maryland Securities Commissioner
Office of the Attorney General            Director of Department
200 St. Paul Place                          of Business Regulation
20th Floor                                Suite 232
Baltimore, Maryland 21202-2020            233 Richmond Street
                                          Providence, Rhode Island 02903-4232


ATTACHMENT A - 1

SOUTH DAKOTA

Director of Division of Securities
c/o 118 West Capital Avenue
Pierre, South Dakota 57501-2017


VIRGINIA

Clerk of the State
  Corporation Commission
1300 East Main Street, 9th Floor
Richmond, Virginia 23219


WASHINGTON

Director of Financial Institutions
Securities Division
210 - 11th Street SW
3rd Floor West
Olympia, Washington 98504

WISCONSIN

Commissioner of Securities
Fourth Floor
111 East Wilson Street
Madison, Wisconsin 53702


ATTACHMENT A - 2

                                  ATTACHMENT B


Pizzeria Uno Manuals Pertinent to Restaurant Operations          Min Total Pages

1.       Management Operations Manual                                   127

2.       Recipe Manual                                                  400

3.       Bar Manual                                                      59

4.       Host Manual                                                     45

5.       Server Manual                                                   44

6.       Dish and Kitchen Manual                                         31

7.       Prep Manual                                                     67

8.       Cook's Manual                                                   74

9.       Manager in Training Manual                                     136

10.      Quality Assurance Manual                                        16

11.      HazMat Manual                                                   10

12.      Facilities Management Manual                                    83

MANAGEMENT OPERATIONS MANUAL
                    PIZZERIA UNO MANAGEMENT OPERATIONS MANUAL

                                TABLE OF CONTENTS

1.    INTRODUCTION                                                             5

                 About the manual                                              5
                 The History of Uno's                                          5
                 Uno Restaurant Corporation                                    5
                 Directory of Company Restaurants                              6
                 Directory of Franchise Restaurants                            8

2.    THE UNO MANAGER                                                         10

                 Mission Statement                                            10
                 Core Values                                                  10
                 Restaurant Management Organizational Structure               11
                 Personal Appearance                                          12
                 Conduct Guidelines                                           13
                 Personal Conduct                                             13
                 Attendance at Employee Functions                             14
                 Personal finances                                            14
                 Performance Reviews                                          15
                 Manager Responsibilities                                     17
                 Execution of Lunch                                           21
                 Store Meetings                                               22
                 Expense Reports                                              22
                 Subscription and Dues                                        25
                 Uno and the Community                                        26
                 Talking to the Media                                         27
                 Handling Mail                                                27
                 Marks and Graphic Standards                                  28
                 Soliciting                                                   32
                 Gifts, Gratuities and Conflicts of Interest                  33

3.    MANAGEMENT BENEFITS                                                     35

                 Employee Assistance Program                                  35
                 Leaves of Absence                                            37
                 Bereavement                                                  40
                 Jury Duty                                                    40
                 Pension Plans                                                40
                 ESOP                                                         40
                 401K                                                         40
                 Vacation                                                     41
                 Holidays                                                     41
                 Service Pins                                                 42
                 Tuition Reimbursement                                        42
                 Relocation                                                   42

MANAGEMENT OPERATIONS MANUAL


4.    THE MANAGER AND THE GUEST                                               44

                     Standard Restaurant Hours                                44
                     Guest Comments and Complaints                            44
                     Guest Dress Code                                         45
                     Smooth Operation in the Dining Room                      45
                     Smooth Operation at the Bar                              46
                     Advanced Seating                                         46
                     The Waiting List                                         48
                     Staging Guests                                           49
                     Advanced Ordering                                        49
                     Complimentary Meals                                      50
                     Walk-outs                                                50
                     Customers who can't pay                                  50
                     Guest Ejection Guidelines                                51
                     Lost and Found                                           51
                     Dry Cleaning                                             52
                     Break-in of Guest Automobiles                            52

5.    GUIDELINES FOR RESTAURANT EMPLOYEES                                     53

                     Employee Appearance                                      53
                     Standards of Dress                                       53
                     Introduction to Front of House Positions                 54
                     Front of House Positions                                 54
                     Introduction to Back of House Positions                  55
                     Back of House Positions                                  55
                     Staffing and Scheduling                                  57
                     Attendance                                               57
                     Absences                                                 58
                     Sickness                                                 58
                     Breaks                                                   58
                     Employee Parking                                         58
                     Personal Phone Calls                                     59
                     Visitors                                                 59
                     Employee Purchases                                       59

6.    HIRING PRACTICES                                                        60

                     Employee Turnover                                        60
                     Placing the Help Wanted Ads                              60
                     Management Applicants                                    60
                     Applicants for Hourly Positions                          61
                     Employment of Minors                                     61
                     EEO Policy                                               62
                     The Interview                                            63
                     Rehires                                                  63
                     Processing New Employees                                 64
                     TJTC                                                     66
                     1-9 Form                                                 66
                     Introducing the New Employee to the Job                  68
                     Training the New Employee                                68
                     Responsible Alcohol Service Program                      73

MANAGEMENT OPERATIONS MANUAL

7.    HOURLY EMPLOYEE BENEFITS                                                74

               Leaves of Absence                                              75
               Vacation                                                       76
               Holidays                                                       76
               Bereavement                                                    77
               Meals                                                          77

8.    EMPLOYEE RELATIONS                                                      78

               Labor Laws                                                     78
               Sexual Harassment                                              79
               Labor Relations Guidelines                                     80
               Handling Employee Complaints                                   81
               Polygraph Examinations                                         82
               Salary Garnishments                                            82

9.    MANAGEMENT ADMINISTRATIVE SYSTEM                                        83

               Planning                                                       83
               Controlling                                                    85
               Organizing                                                     87

10.   PAYROLL                                                                 88

               The Payroll Department                                         88
               Paychecks                                                      88
               Paycheck Distribution                                          89
               Paycheck Problem Solving                                       90
               Declaring Tips                                                 92
               Tipped Employee Paychecks                                      94
               Requests for Employment & Wage Data                            95
               Managers-in-Training                                           96
               Unemployment Compensation                                      96

11.   ACCOUNTING                                                              99

              Invoice Procedure                                               99
              Statements and Credits                                          99
              Alcoholic Beverages                                            100
              Advertising                                                    100
              Daily Sales Report                                             101
              Register Funds                                                 101
              Petty Cash                                                     102
              Bank Deposits                                                  102
              Credit Cards                                                   103
              Personal Checks                                                105
              Travelers Checks                                               106
              Gift Certificates                                              106

MANAGEMENT OPERATIONS MANUAL

12.   PURCHASING AND INVENTORY                                               108

                  Purchasing Guidelines                                      108
                  Receiving Requirements                                     108
                  Produce                                                    108
                  Produce Specifications                                     109
                  Liquor                                                     109
                  Smallwares                                                 109
                  Returns and Shortages                                      109
                  Health Department Inspections                              110
                  Product Recall                                             110
                  Suspect Foodborne Illness Procedures                       110
                  Inventory Control                                          111

13.   RESTAURANT MAINTENANCE                                                 113

                  Facilities Department                                      113
                  Preventive Maintenance                                     113
                  Contract Maintenance                                       115

14.   FOOD HANDLING                                                          117

                 Introduction                                                117
                 Types of Food Contamination                                 117
                 Five Fundamentals of Safe Food Service                      118
                 Receiving and Storage                                       119
                 Proper Rotation                                             120
                 Equipment Sanitation                                        120
                 Preparation for Exterminators                               121

15.   SAFETY, SECURITY AND EMERGENCY                                         122

                 Safety                                                      122
                 Security                                                    122
                 Emergency                                                   124

      INDEX                                                                  127

RECIPE MANUAL                                                      OCT. 12, 1995
1 PAGE OF THE RECIPE MANUAL IS                             INDEX
DEVOTED TO EACH RECIPE.

          CATEGORY                                              CODE
          --------                                              ----
          LUNCH SPECIALS

                 PASTA OF THE DAY                              940-03A
                 PRIORITY CHICAGO CLASSIC                      940-05
                 PRIORITY LIGHT LUNCH - THINZETTA              940-07
                 PRIORITY LIGHT LUNCH                          940-02
                 PRIORITY LUNCH                                940-01A
                 SOUP & SALAD                                  940-06
                 TODAY'S SANDWICH                              940-04A

          APPETIZERS

                 BACON CHEDDAR FRIES                           941-15A
                 BUFFALO WINGS - FRY                           941-01D
                 BUFFALO WINGS - JUMBO - FRY                   941-02D
                 BUFFALO WINGS - JUMBO - OVEN                  941-02*
                 BUFFALO WINGS - OVEN                          941-01*
                 CHEESE STICKS                                 941-03C
                 CHICKEN THUMBS                                941-04C
                 CHIPS & DIP                                   941-05
                 GARLIC BREAD/CHEESE BREAD                     941-07C
                 MUCHOS NACHOS                                 941-08C
                 ONION RINGS                                   941-17
                 PIZZA SKINS                                   941-09D
                 QUESADILLA                                    941-14B
                 SAMPLER PLATTER                               941-18
                 SPINACH & ARTICHOKE DIP                       941-13A
                 TUSCANY BREAD                                 941-11B
                 VEGGIE DIP PLATTER                            941-16

          SOUPS\SALADS

                 ANTIPASTO                                     942-01A
                 BBQ CHICKEN SALAD                             942-17
                 CAESAR                                        942-02B
                 CHEESE & MINESTRONE                           942-12A
                 CHICAGO CHICKEN SALAD                         942-10
                 CHICKEN CAESAR                                942-03D
                 CHICKEN FAJITA SALAD                          942-16
                 CREAM OF BROCCOLI                             942-11A
                 GREEK                                         942-04C
                 GRILLED CHICKEN                               942-05D
                 HOUSE/PRIORITY                                942-06C
                 NEW ENGLAND CLAM CHOWDER                      942-14A
                 SOMETIMES SOUP                                942-20
                 SPINACH & TORTELLINI                          942-09B
                 SPINACH SALAD                                 942-08
                 TOMATO GARDEN VEGETABLE SOUP                  942-19
                 UNO LOW FAT PASTA SALAD                       942-15A
                 WINDY CITY CHILI                              942-13

RECIPE MANUAL                                                      OCT. 12, 1995


          CATEGORY                                                      CODE
          --------                                                      ----

          DEEP DISH PIZZAS
                 BACON LETTUCE AND TOMATO PIZZA                        943-22
                 BIANCO                                                943-01B
                 CHEESE & TOMATO                                       943-03A
                 CHEESE PREBAKE                                        943-02A
                 CHICAGO CLASSIC                                       943-05A
                 CHICKEN FAJITA                                        943-09
                 CHICKEN SPINOCCOLI                                    943-25
                 EGGPLANT ARTICHOKE                                    943-08
                 FOUR CHEESE PIZZA                                     943-10A
                 FROZEN PIZZA                                          943-11A
                 HAND CUT PEPPERONI CLASSIC                            943-23A
                 NUMERO UNO                                            943-12A
                 PRIMA PEPPERONI                                       943-13A
                 PRIORITY LUNCH                                        943-14A
                 ROASTED RED PEPPER & CHICKEN                          943-26
                 SAUSAGE PREBAKE                                       943-16A
                 SEA DELICO                                            943-17A
                 SHROOM PIZZA                                          943-18A
                 SPINOCCOLI                                            943-19A
                 TACO PIZZA                                            943-20
                 TOPPINGS                                              943-04C
                 VEGGIE                                                943-21A
                 WHITE PIZZA                                           943-24

          SPECIALTIES/PASTA

                 BABY BACK RIBS                                        944-01D
                 BAKED CHICKEN SPINNOCOLLI                             944-31B
                 BROCCOLI & CHICKEN FETTUCCINE                         944-02C
                 CHICAGO RIBEYE STEAK (12 oz.)                         944-04B
                 CHICKEN AND MUSHROOM MARSALA                          944-36
                 CHICKEN FAJITA (OVEN)                                 944-22A
                 CHICKEN FAJITA                                        944-21E
                 CHICKEN FROMMAGGI                                     944-03D
                 FARM STAND CHICKEN                                    944-05C
                 FETTUCCINE ALFREDO                                    944-06A
                 FULL RACK RIBS                                        944-14A
                 GRILLED CHICKEN BREAST                                944-39
                 GRILLED CHICKEN/GRILLED VEGETABLES(PASTA)             944-11D
                 GRILLED ONIONS                                        944-28
                 GRILLED TUNA STEAK                                    944-16
                 GRILLED VEGETABLE PRIMAVERA                           944-35
                 LASAGNA MAMIA                                         944-07B
                 LOW FAT CHICKEN FAJITA                                944-38
                 PENNE WITH MEATBALLS                                  944-26A
                 PENNE WITH MEATSAUCE                                  944-25
                 PENNE WITH SAUSAGE AND PEPPERS                        944-27
                 PICK-A-PASTA                                          944-37
                 RIBS & WINGS                                          944-08F
                 SAUTEED VEGETABLES                                    944-09B
                 SHRIMP PRIMAVERA                                      944-10A
                 SIRLOIN TIPS                                          944-12C
                 STEAK & PASTA                                         944-23C
                 TOMATO BASIL MARINARA PASTA                           944-33
                 TOP SIRLOIN STEAK                                     944-32A
                 TRI-COLORED TORTELLINI                                944-15B
                 UNO SAUSAGE AND ZITI                                  944-34

RECIPE MANUAL                                                    OCT. 12, 1995

          CATEGORY                                                     CODE:
          --------                                                     -----
          SPECIALTIES CONT.

                      VEGETABLE & PASTA STIR FRY                       944-18NS
                      VEGETABLE FETTUCCINI                             944-24C
                      WILD MUSHROOM RAVIOLI                            944-17A
                      WINGS AND THUMBS                                 944-40
                      ZITI WITH MARINARA                               944-29
                      ZlTI WITH MEAT SAUCE                             944-13A
                      ZITI WITH MEATBALLS                              944-19
                      ZITI WITH PESTO CREME                            944-30
                      ZITI WITH SAUSAGE AND PEPPERS                    944-20A

          KID'S MEALS

                      BRUNO'S PASTA                                    945-11A
                      CHILD'S MACARONI AND CHEESE                      945-06
                      CHILD'S MACARONI AND CHEESE PIZZA                945-07
                      CHILD'S SPAGHETTI                                945-08
                      CHILDREN'S TORTELLINIS                           945-04A
                      CHIX & STIX                                      945-01C
                      CHILDREN'S PASTA AND PASTA SIDE ORDER            945-02B
                      KID'S BEVERAGES                                  945-12
                      KID'S MUG OF ICE CREAM                           945-09A
                      PIZZA-CHEESE                                     945-05C
                      PIZZA-PEPPERONI                                  945-10B
                      TATERS & FRATERS                                 945-03B

          SANDWICHES

                     BBQ BEEF SANDWICH (NON-SAUTE)                     946-19
                     BBQ BEEF SANDWICH                                 946-08B
                     BUFFALO CHICKEN SANDWICH                          946-22
                     CHICAGO CHICKEN SALAD SANDWICH                    946-17
                     CRUNCHY VEGGIE CALZONE                            946-18A
                     DELUXE CHICKEN BREAST                             946-02E
                     FRENCH FRIES                                      946-13A
                     GRILLED CHICKEN BREAST SANDWICH                   946-25
                     GRILLED EGGPLANT BURGER                           946-21A
                     HAM AND CHEESE                                    946-14
                     HAMBURGER TOPPINGS                                946-10C
                     HOT CHICKEN FAJITA SANDWICH                       946-16
                     HOT ITALIAN SUB                                   946-15
                     JUMBO HOT DOG                                     946-03
                     MEATBALL SUB                                      946-05
                     OPEN FACED STEAK                                  946-04A
                     ROASTED RED PEPPER AND CHICKEN SANDWICH           946-23
                     ROLL TOASTING PROCEDURE                           946-09C
                     SAUSAGE, PEPPER, AND ONION                        946-06
                     STEAK N' CHEESE                                   946-01C
                     STOCKYARD BURGER                                  946-11B
                     STOCKARD BURGER(OVEN)                             946-12A
                     TURKEY CLUB                                       946-07C
                     TURKEY SUPREME                                    946-20
                     VEGGIE BURGER                                     946-24

RECIPE MANUAL                                                      OCT. 12, 1995

          CATEGORY                                                     CODE
          --------                                                     ----

          DESSERTS

                   ALL AMERICAN                                        947-01A
                   BROWNIE BOWL                                        947-02B
                   BROWNIE HANDLING                                    947-03
                   CAPPUCCINO CAKE                                     947-10
                   CARROT CAKE                                         947-11
                   CHEESECAKE                                          947-05B
                   DUMB MONKEY                                         947-06
                   ICE CREAM MUG/WORKS                                 947-07A
                   MUG OF ICE CREAM                                    947-12
                   SMART COOKIE                                        947-08A
                   TIRAMISU                                            947-09A

         BULK RECIPES

                   ARTICHOKE HEARTS                                    948-73
                   BACON CHEDDAR SAUCE                                 948-82
                   BAJA BEANS                                          948-95
                   BBQ CHICKEN PORTIONS                                948-86
                   BULK CHICAGO CHICKEN SALAD                          948-62
                   CAESAR SALAD DRESSING                               948-01
                   CARAMELIZED ONIONS                                  948-02
                   CHEESE & MINESTRONE (1 STEP)                        948-04
                   CHEESE & MINESTRONE                                 948-03A
                   CHICKEN FAJITAS MEAT                                948-05B
                   CHICKEN SPINOCCOLI - ROULADE                        948-101
                   CHOPPED PARSLEY                                     948-07
                   CHOPPED SPINACH                                     948-59A
                   CLAM CHOWDER                                        948-100
                   CORN SALSA                                          948-92
                   COUNTRY MUSTARD SAUCE                               948-67
                   CREAM OF BROCCOLI                                   948-08A
                   CROUTONS                                            948-09A
                   CRUNCHY VEGGIE CALZONE MIX                          948-66
                   CUCUMBER SLICES                                     948-71
                   DICED RED ONIONS                                    948-68
                   DOUGH                                               948-10*
                   FAJITA VEGETABLE MIX                                948-12
                   FETA/MOZZARELLA MIX                                 948-13
                   GARLIC                                              948-14
                   GARLIC BREAD                                        948-16
                   GARLIC SPREAD MIX                                   948-17
                   GRILLED EGGPLANT                                    948-18A
                   HAM AND SWISS                                       948-53
                   HONEY MUSTARD DRESSING                              948-20A
                   IKE'S SALAD DRESSING                                948-21
                   JULIENNE RED PEPPERS                                948-74
                   JULIENNED RED SWISS CHARD                           948-23
                   JULIENNED PLUM TOMATOES                             948-22
                   LEMON-LIME CHICKEN MIX                              948-64A
                   LETTUCE MIX                                         948-24A
                   LIGHT TARRAGON MAYONNAISE                           948-93
                   LOW FAT CHEESE MIXTURE                              948-83
                   LOW FAT SPICY RANCH                                 948-96
                   MARINATED MUSHROOMS                                 948-30
                   MARSALA MUSHROOMS                                   948-90
                   MASHED POTATO MIX (PIZZA SKINS)                     948-25B
                   MEAT SAUCE                                          948-27A

RECIPE MANUAL                                                      OCT. 12, 1995

               CATEGORY                                                 CODE
               --------                                                 ----
                     MEATBALLS                                         948-28
                     MOZZARELLA/CHEDDAR MIX                            948-29
                     MUSHROOM PROCEDURE                                948-31
                     NO FAT 90/10                                      948-84
                     OREGANO/ROMANO MIX                                948-32A
                     PARMESAN CHEESE GRATING PROCEDURE                 948-80
                     PEPPERED OIL                                      948-36
                     PIZZA BROCCOLI                                    948-57
                     PIZZA ONIONS                                      948-76
                     PIZZA MUSHROOMS                                   948-75
                     PIZZA PEPPERS                                     948-77
                     PIZZA VEGETABLES                                  948-37A
                     PRIMAVERA GRILLED VEGETABLES                      948-88
                     RED ONION RINGS                                   948-52A
                     RED ONION SLICES                                  948-78
                     ROASTED RED PEPPERS                               948-79
                     ROMAINE LETTUCE                                   948-51
                     SALSA (TACO SAUCE)                                948-39B
                     SAUSAGE LINK COOKING PROCEDURE                    948-40
                     SAUTE ONIONS                                      948-69
                     SCALLIONS                                         948-41
                     SEA DELICO PORTIONS                               948-56
                     SHREDDED BASIL PROCEDURE                          948-70
                     SHREDDED MOZZARELLA                               948-42
                     SEASONED PLUM TOMATOES                            948-91
                     SHRIMP COOKING PROCEDURE                          948-19
                     SLICE SALAMI                                      948-60
                     SLICE SWISS                                       948-61
                     SLICED HAM                                        948-55
                     SLICED MOZZARELLA                                 948-43
                     SLICED PICKLES - QUARTERED                        948-103
                     SLICED POTATOES                                   948-44
                     SLICED TURKEY                                     948-54A
                     SOUR CREAM AND CHIVES                             948-45
                     STIR FRY SAUCE                                    948-26
                     SUNTAN PEPPER RINGS                               948-72
                     TACO PIZZA FILLING                                948-63
                     SPINACH & ARTICHOKE DIP MIX                       948-65
                     SPINACH                                           948-58B
                     STEAMED VEGETABLES                                948-102
                     TOMATO BASIL MARINARA SAUCE                       948-87
                     TOMATO GARDEN VEGETABLE SOUP                      948-98
                     TOMATO WEDGES                                     948-46
                     TORTELLINI SALAD PORTION                          948-35A
                     TORTILLA CRISPS                                   948-94
                     UNO CHICKEN STOCK                                 948-89
                     UNO CHILI                                         948-83
                     UNO LOW FAT PASTA SALAD                           948-99
                     UNO NO FAT THINZETTA DOUGH                        948-85
                     UNO-BURGER                                        948-47
                     VEGETABLE MARINADE                                948-81B
                     VEGETABLE MIX                                     948-48
                     VEGGIE DIP MIX                                    948-49A
                     VEGGIE DIP VEGETABLES                             948-50C

RECIPE MANUAL                                                      OCT. 12, 1995

          CATEGORY                                                      CODE
          --------                                                      ----
          PROCEDURES AND FORMS
                   CLAM CHOWDER HOLDING PROCEDURE                      949-25
                   CONVERSIONS & ABBREVIATIONS                         949-23
                   COOK PROCEDURES (4 PAGES)
                     AM LINE PROCEDURES GUIDE                          949-01B
                     PM PROCEDURES GUIDE                               949-02A
                     LINE PREP SHEET                                   949-03
                     DAILY PREP LIST                                   949-05
                   DOUGH MAKING/OPTIMUM PROPERTIES (PG. l)             949-13
                   DOUGH MAKING/OPTIMUM PROPERTIES (PG. 2)             949-14
                   DOUGH PROCEDURE                                     949-16C
                   DOUGH/QUALITY IDENTIFIERS                           949-17
                   GRILLING CHICKEN PROCEDURE                          949-19A
                   FRESH PASTA HANDLING PROCEDURE                      949-29
                   FRY PROCEDURE                                       949-06B
                   PASTA COOKING                                       949-18C
                   PASTA RETHERMALIZATION                              949-07
                   FRYER FILTERING PROCEDURE                           949-26
                   FRYER TIPS/BOILING OUT                              949-27
                   OVEN CUTTING / GARNISH CHART                        949-08A
                   PIZZA SKIN PREBAKE                                  949-24A
                   PLIZZETTA PREBAKE PROCEDURE                         949-15A
                   PORTIONING UTENSIL CHART                            949-11A
                   PREBAKE PROCEDURE (PAGE 1 )                         949-09
                   PREBAKE PROCEDURE-KEY POINTS                        949-10
                   SALAD WASHING PROCEDURE                             949-21
                   SAUTE PROCEDURE                                     949-12A
                   SUNDRIED TOMATO PIECES - RECONSTITUTING             949-22A
                   TEC SEARMASTER BROILER PROCEDURE                    949-20
                   THINZETTA DISCS                                     949-28

                   TAKE-OUT SERVICE

                   TO-GO PACKAGING - APPETIZERS                        951-02
                     "       "       "                                 951-03
                     "       "     - BEVERAGES                         951-10
                     "       "     - DESSERTS                          951-09
                     "       "     - KID'S MENU                        951-11
                     "       "     - PIZZA                             951-06
                     "       "     - SALADS                            951-05
                     "       "     - SANDWICHES/SIDES                  951-08
                     "       "     - SOUPS                             951-04
                     "       "     - SPECIALTIES                       951-07

          TRAINING CHARTS - (ENGLISH VERSION) - AS OF 9/14/95

                   APPETIZERS                    PLIZZETTAS
                   DEEP DISH                     SANDWICHES
                   DESSERTS                      SOUPS/SALADS
                   KIDS'                         SPECIALTIES/PASTA
                   LUNCH SPECIALS                PREP

          4 PER PAGE TRAINING CHARTS - NEW MENU - AS OF 10/12/95

RECIPE MANUAL                                                      OCT. 12, 1995

          CATEGORY                                                     CODE
          --------                                                     ----
          THINZETTAS
                     ARTIPEGGIO THINZETTA                              952-01
                     BBQ CHICKEN THINZETTA                             952-02
                     CHEESE AND TOMATO THINZETTA                       952-03
                     FANCY CHEESE THINZETTA                            952-04
                     HARVEST THINZETTA                                 952-05
                     LEMON-LIME CHICKEN THINZETTA                      952-06
                     QUESADILLA THINZETTA                              952-07
                     SAUSAGE THINZETTA                                 952-08
                     SUPERONI THINZETTA                                952-09

          PLIZZETTAS

                     ARTIPEGGIO                                        953-01B
                     BBQ CHICKEN                                       953-14B
                     CHEESE AND TOMATO                                 953-18
                     CHEESELESS                                        953-02A
                     CHICKEN CORDON BLEU                               953-03B
                     CHICKEN HONEY MUSTARD                             953-12
                     DELUXE CHEESE                                     953-04B
                     HARVEST                                           953-05C
                     LEMON LIME CHICKEN                                953-16
                     MEXICAN                                           953-13B
                     PESTO, PLUM TOMATO                                953-10B
                     PLIZZETTA PREBAKE PROCEDURE                       953-06C
                     QUESADILLA (SEE APPETIZERS)                       941-14
                     SAUSAGE                                           953-07C
                     SHRIMP SCAMPI                                     953-17
                     SUPERONI                                          953-08C

             BEVERAGES

                     ALMOND JOY                                        954-37
                     APPLE CIDER (HOT OR COLD)                         954-51
                     BANANA FROST                                      954-06
                     BEVERAGE PRESENTATION                             954-22
                     CAFE FRANCES/ROYAL                                954-07
                     CAFE UNO                                          954-08
                     CAPPUCCINO                                        954-09B
                     CHOCO-CAPPUCCINO                                  954-10
                     CHOCOLATE CHIP (OR MINTED CHIP)                   954-01
                     CINNAMON MARTINI                                  954-43
                     CLASSIC BLOODY MARY                               954-46
                     CLASSIC MARTINI                                   954-42
                     COFFEE                                            954-11A
                     CRANBERRY JUICE & SODA                            954-53
                     DEVIOUS DAIQUIRIS                                 954-12
                     DUTCH COFFEE                                      954-13
                     ESPRESSO                                          954-14A
                     HOT TEA                                           954-15A
                     FROZEN CANDY CANE                                 954-36
                     FROZEN CAPPUCCINO                                 954-39
                     FROZEN STRAWBERRY SHORTCAKE                       954-03
                     FULL BOTTLE WINE PRESENTATION                     954-54
                     GIANT CAPPUCCINO MUDSLIDE                         954-40

RECIPE MANUAL                                                     OCT. 12, 1995

          CATEGORY                                                     CODE
          --------                                                     ----
          BEVERAGES CONTINUED

                    GODIVA CHOCOLATE CAPPUCCINO                        954-41
                    GODIVA HOT CHOCOLATE                               954-33
                    GODIVA HOT CHOCOLATE COFFEE                        954-31
                    HOT NUTTY BROWNIE                                  954-32
                    ICED TEA                                           954-16A
                    IBC ROOT BEER                                      954-57
                    IRISH COFFEE                                       954-17A
                    KEOKE COFFEE                                       954-18
                    KEY LIME FREEZE                                    954-19
                    LONG ISLAND ICED TEA                               954-20
                    MARGERITA                                          954-21
                    MELONBALL                                          954-50
                    MILK                                               954-55
                    MINERAL WATER                                      954-58
                    MOCHA FROST                                        954-23
                    MUG OF MARGERITA                                   954-24
                    NON-ALCOHOLIC BEERS                                954-59
                    OREO COOKIE MONSTER                                954-35A
                    PINA COLADA                                        954-25
                    RASPBERRY COOLER                                   954-26
                    ROOT BEER FLOAT                                    954-27B
                    SANGRIA (BULK, GLASS, PITCHER)                     954-28
                    SNAPPLE LEMONADE                                   954-56
                    SNOWMELTER                                         954-34
                    SOFT DRINKS                                        954-29A
                    THE DIRTY BANANA                                   954-02
                    UNO APPLE CRISP (HOT OR COLD)                      954-52
                    UNO BLUE WAVE                                      954-04
                    UNO CRANBERRY MARGARITA                            954-47
                    UNO GOLD MARGARITA                                 954-48
                    UNO PINEAPPLE MARTINI                              954-45
                    UNO PINK LEMONADE                                  954-05
                    UNO SUNSET                                         954-49
                    UNO TOASTED MUDSLIDE                               954-38
                    UNO WINTERTIME BLASTER                             954-30
                    WHITE CHOCOLATE MARTINI                            954-44

          TABLE OF CONTENTS
          BAR MANUAL
          ----------

          Welcome                                                             1
          Uno Information                                                     2
          Job Description                                                   3-9
          Opening Bar Duties                                              10-11
          Closing AM Procedures                                              12
          Closing Bar Duties                                                 13
          Service                                                         14-19
          Teamwork                                                        20-24
          Food Preparation and Knowledge                                  25-34
          Beverage Preparation and Knowledge                              35-52
          Cash Handling Procedures and Controls                           53-58
          Guest Complaints and Problems                                      59

HOSTING REFERENCE MANUAL

TABLE OF CONTENTS

Some Notes ..............................................................      1
UNO Information .........................................................      2
Job Description .........................................................      4
Mission Statement .......................................................      5

Hosting Service Standards ................................................     7
           Station Plan and Seating Rotation ............................      8
           Pivot Point Seating ..........................................      9
           Wait List ....................................................      9
           Administering the Wait .......................................     l0
           Calculating a time for Wait Listing ..........................     11
           Advanced Seating .............................................     11
           Procedures for Handling Advanced Seating Requests ............     11
           Advanced Ordering ............................................     12
           Paging .......................................................     13
           Lost and Found ...............................................     13

Welcome to Uno's ........................................................     14
           Safety Policies ..............................................     15
           Heimlich Maneuver ............................................     16
           Hazard Communication .........................................     17

An Overview of the Menu .................................................     18
           Liquor, Beer, and Wine .......................................     20
           Creating a Masterpiece .......................................     21

Take Out Packaging ......................................................     22
            Handling Take out Orders ....................................     23

Guests with Kids ........................................................     25
Smallwares ..............................................................     27
Safe Food Handling/Sanitation ...........................................     29
Controlling Food Cost ...................................................     30

NCR 2760 Instructions ...................................................     31
                 NCR 7450 Touch Screen ..................................     32

Guest Service and Teamwork ..............................................     35
           Teamwork .....................................................     35
           Great Beginnings .............................................     35
           Payment and Farewell .........................................     35
           Types of Payment .............................................     36
           Bussing and Resetting ........................................     36
           Steps to Bussing Tables ......................................     37

Guest Complaints and Problems ...........................................     37
Answering the Telephone .................................................     38

Sidework ................................................................     39
Cashing Out .............................................................     40
           Collecting Other Cashouts ....................................     41
Opening Host Duties .....................................................     42
Closing Host Duties .....................................................     43

Questions and Answers ...................................................     44
Exercises ...............................................................     45

SERVER REFERENCE MANUAL

 TABLE OF CONTENTS
 Welcome
           Some Notes ...................................................      1
           UNO Information ..............................................      2
           Job Description ..............................................      3
           Mission Statement ............................................      4
           Welcome to Uno's .............................................      6
           Your Job as a Server .........................................      7
           Safety Policies ..............................................      8
           Heimlich Maneuver ............................................      9
           Hazard Communication .........................................     10

 An Overview of the Menu ................................................     11
           Liquor, Beer, and Wine .......................................     13
           Creating a Masterpiece .......................................     14
           Take Out Packaging ...........................................     15

 Guests with Kids .......................................................     16

 Glassware ..............................................................     17
           Smallwares ...................................................     18

Safe Food Handling/Sanitation ...........................................     20
Controlling Food Cost ...................................................     20

NCR 2760 Instructions ...................................................     21
           NCR 7450 Touch Screen ........................................     22

Serving Guests ..........................................................     25
           Great Beginnings .............................................     25
             Acceptable IDs .............................................     25
           Selling the Meal .............................................     26
           The Meal .....................................................     28
             Changing Ashtrays ..........................................     28
           Payment & Farewell ...........................................     29
             Types of Payment ...........................................     30
             Bussing and Resetting ......................................     31
           Teamwork .....................................................     32
           Suggestive Selling ...........................................     33

Steps for Effective Merchandising .......................................     34
           Opportunities for Suggestive Selling .........................     36

The Server as a Greeter .................................................     38
           Answering the Telephone ......................................     39

Sidework ................................................................     40

Cashing Out .............................................................     41
           Tip Reporting ................................................     42
           Collecting Other Cashouts ....................................     43

Exercises ...............................................................     44

DISH/MAINTENANCE REFERENCE MANUAL

TABLE OF CONTENTS
UNO Information .........................................................      3
Job Description .........................................................      4
Training Tools ..........................................................      5
UNO Lingo ...............................................................      6

Safety Policies .........................................................      9
       Guidelines .......................................................      9
       Using a Fire Extinguisher ........................................     10
       Heimlich Maneuver ................................................     11
       Chemicals in the workplace .......................................     12

Sanitation ..............................................................     13
       Maintaining a Sanitary Kitchen ...................................     13
       Fundamentals of Safe Food Service ................................     13

Dish Washing ............................................................     16
       Washing By Hand ..................................................     16
       Washing by Machine ...............................................     17
       Handling Utensils, Dishware and Glassware ........................     18
       Silverware .......................................................     19
       Dishware .........................................................     19
       Glassware ........................................................     19
       Garbage Disposal .................................................     20
       Maintaining the Dishmachine ......................................     21
       Recycling ........................................................     22

Maintenance .............................................................     23
       Trash Removal ....................................................     23
       Cleaning Floors ..................................................     23
       Heavy Duty Cleaning of Floors ....................................     24
       Cleaning Dirty Mop Heads .........................................     25
       Cleaning Walls and Door Surfaces .................................     26
       Clean Floor Drains and Covers ....................................     26
       Cleaning Filters and Screens .....................................     27
       Cleaning Exhaust Hood ............................................     27
       Cleaning Cooler Ceiling, Walls, and Racks ........................     28
       Cleaning Restrooms ...............................................     28
       Cleaning and Sanitizing Counters, Tables, and Fixed Equipment ....     29
       Cleaning Outside Windows .........................................     30
       Cleaning Schedule ................................................     31

PREP REFERENCE MANUAL

    TABLE OF CONTENTS
    UNO Information .......................................................     5

    Job Description .......................................................     6

    Training Tools ........................................................     8

    UNO Lingo .............................................................     9

    Safety Policies .......................................................    11
           Guidelines .....................................................    11
           Using a Fire Extinguisher ......................................    12
           Heimlich Maneuver ..............................................    14
           Chemicals in the workplace .....................................    14

    Sanitation and Food Safety ............................................    15
           Maintaining a Sanitary Kitchen .................................    15
           Fundamentals of Safe Food Service ..............................    15

    General Cleaning ......................................................    21
           Sanitizing .....................................................    21
           Trash Removal ..................................................    21
           Cleaning Floors ................................................    22
           Cleaning Walls and Door Surfaces ...............................    23
           Cleaning Cooler Ceiling, Walls, and Racks ......................    24
           Cleaning and Sanitizing Counters, Tables and Fixed Equipment ...    24

     Daily Prep List ......................................................    26
           Reading the Prep List ..........................................    26
           Completing the Daily Prep List .................................    27

    Equipment .............................................................    31
           Correct Usage of Equipment .....................................    3l
           Knives .........................................................    33
           The Steel ......................................................    34
           Cutting Board ..................................................    35
           Measurement Tools ..............................................    35
           Tilting Kettle .................................................    36
           Hobart (Dough) Mixer ...........................................    38
           Slicer .........................................................    40
           Greens Machine .................................................    42
           Electronic Scale ...............................................    44
           Tomato Slicer ..................................................    46

PREP REFERENCE MANUAL

        Lettuce Cutter....................................................    48
        Can Opener .......................................................    49

Produce ..................................................................    50
        Handling .........................................................    50
        Storing ..........................................................    50
        Quality Indicators ...............................................    50

Chicken...................................................................    55
Cheese....................................................................    55
Dry Pasta ................................................................    55
Canned Goods .............................................................    56

Dough ....................................................................    57
        Dough Troubleshooting ............................................    59
        Dough Portion Chart ..............................................    60

Parbaking ................................................................    61
        Parbake Troubleshooting ..........................................    67

COOK REFERENCE MANNUAL

Cook Training Manual                                                     7/31/95
--------------------------------------------------------------------------------
Training Tools ...........................................................     2
Introduction .............................................................     3
        Objectives .......................................................     3
        UNO Information ..................................................     4
        UNO Factual Highlights ...........................................     5
        Job Description ..................................................     6
        Cook Work Stations ...............................................     8
        Uniform and Personal Hygiene .....................................     9
        Teamwork .........................................................    10
Safety and Sanitation ....................................................    11
        Objectives .......................................................    11
        Safety Policies ..................................................    12
        Hazard Communication .............................................    14
        Hazard Communication .............................................    14
        Sanitation and Food Safety .......................................    15
        General Cleaning Procedures ......................................    19
Kitchen Basics ...........................................................    21
        Objectives .......................................................    21
        Kitchen Equipment (Settings, Usages and Cleaning) ................    22
        Uno Lingo ........................................................    29
        Food Preparation .................................................    32
        Reading Recipes ..................................................    35
        Using A Knife ....................................................    36
        Measurement Tools ................................................    36
        Line Set-Up ......................................................    37
        Reading A Food Order Ticket ......................................    38
        Freezer Pull (or Pull-Thaw) ......................................    40
Dough Making and Parbaking ...............................................    41
        Objectives .......................................................    41
        The Pizza (Parbake) Projection ...................................    42
        Dough Making .....................................................    45
        Deep Dish Parbaking ..............................................    47
        Plizzetta Parbaking ..............................................    50
Pizza Station ............................................................    53
        Pizza / Plizzetta Checklist ......................................    54
        Creating A Masterpiece ...........................................    58
        Building Pizzas ..................................................    59
        Building Plizzettas ..............................................    61
        Cutting Station ..................................................    62
Saute Station ............................................................    63
        Saute Checklist ..................................................    64
        Fry Procedure ....................................................    68
        Grill Procedure ..................................................    72
        Saute Procedure ..................................................    74


--------------------------------------------------------------------------------
Table of Contents

MANAGEMENT TRAINING PROGRAM
TABLE OF CONTENTS

Manager-In-Training Orientation                                           1-12

Kitchen Training
       Objectives                                                        13-29
       Accomplishment Recap                                              30-43
       Projects                                                          44-45
       Workbook                                                          46-57
       Certification                                                        58
Hosting Training
       Objectives                                                        59-72
       Accomplishment Recap                                              73-75
       Projects                                                             76
       Workbook                                                          77-81
       Certification                                                        82
Bar Training
       Objectives                                                        83-89
       Accomplishment Recap                                              90-93
       Projects                                                             94
       Workbook                                                          95-98
       Certification                                                        99
Server Training
       Objectives                                                      100-105
       Accomplishment Recap                                            106-107
       Projects                                                            108
       Workbook                                                        109-111
       Certification                                                       112
MOD Training
       Objectives                                                      113-115
       Accomplishment Recap                                            116-127
       Workbook                                                        128-135
       Certification                                                       136

QUALITY ASSURANCE MANUAL

                                TABLE OF CONTENTS

ISSUE                         TOPIC                                             DATE                       PAGE
 #1        DOUGH HANDLING AND PREBAKE PRODUCTION                                JUNE, 1994                  1

 #2        MENU ITEM PRESENTATION                                               JUNE, 1994                  2

 #3        PLIZZETTAS                                                           JUNE, 1994                  3

 #4        "THE RIGHT QUALITY - PRODUCE"                                        AUGUST, 1994                4


 #5        "MENU ITEMS" (QUALITY)                                               APRIL, 1995                 5

 #6        HANDLING REPORTS OF FOODBORNE ILLNESS                                AUGUST, 1994                6

 #7        KITCHEN SANITATION GUIDE                                             SEPTEMBER, 1994             7

 #8        KITCHEN WALK-THROUGH "CHECKLIST"                                     APRIL, 1995                 8

 #9        KITCHEN, PIZZA/SANDWICH TABLES                                       SEPTEMBER, 1994             9

#10        FOOD HANDLING - REFRIGERATED  RAILS                                  OCTOBER, 1994               10
              "PASTA COOKING PROCEDURES"                                        (REVISED)

#11        SANITATION AND MAINTENANCE SCHEDULES                                 OCTOBER, 1994               11
                                                                                (REVISED)

#12        EQUIPMENT SANITATION CHARTS                                          OCTOBER, 1994               12
                AND SCHEDULES                                                   {REVISED)

#13        DOUGH MAKING - OPTIMUM PROPERTIES                                    JANUARY, 1995               13

#14        DEEP DISH PREBAKING - OPTIMUM PROPERTIES                             JANUARY, 1995               14

#15        PREBAKING - PLIZZETTA - OPTIMUM PROPERTIES                           JANUARY, 1995               15

#16        "WHEN THE INSPECTOR VISITS"                                          MARCH, 1990                 16

HAZARD COMMUNICATION PROGRAM

                           UNO RESTAURANT CORPORATION

                          HAZARD COMMUNICATION PROGRAM

                                TABLE OF CONTENTS

                                                                              PAGE
            - Notice to Employees                                              1

            - Introduction                                                     2

            - Requirements of the Hazard Communication Standard                3

            - Container Labeling                                               4

            - Material Safety Data Sheets (MSDS) Explanation                   5

            - Employee Information and Training                                6

            - Hazardous Substances and Non-Routine Tasks                       7

            - Master Chemical Inventory List                                   8

            - MSDS                                                             9

            - Hazard Communication Training Quiz                               10

FACILITIES MANAGEMENT PROGRAM

                                TABLE OF CONTENTS
       INTRODUCTION ...................................................................................2
                 Cleaning Products Safety .............................................................2
                 Overview .............................................................................3
                 Recommended Products Preview ......................................................4-13
                 Recommended Unit Cleaning Equipment ................................................ 14
       GENERAL INSIDE CLEANING .......................................................................15
                 General Floor Cleaning Guidelines ...................................................15
                 Damp Mopping Procedures (Quarry Tile/Unwaxed Floors) .............................16-17
                 Wet Mopping Procedures ...........................................................18-19
                 Deck Brushing Procedures..........................................................20-22
                 Cleaning Mop Heads ...............................................................23-24
                 Floor Drains .....................................................................25-26
                 Walls, Doors ......................................................................27-28
                 Damp Mopping Procedures (Waxed Tile) .............................................29-30
                 Exhaust Filters and Screens ......................................................31-32
                 Exhaust Hood .....................................................................33-34
                 Cooler Ceiling, Walls, and Racks ..................................................35-36
                 Inside Spot Cleaning with Glass Cleaner .............................................37
                 Inside Spot Cleaning with Joy Cleaning Solution......................................38
                 Stainless Steel Polishing ...........................................................39
       FOODSERVICE CLEANING AND SANITATION ...........................................................40
                 3 Compartment Cleaning Sink ......................................................40-43
                 In-Place Equipment
                    Counters, and Tabletops ........................................................44-46
                 Fryer Boil Out Procedures ........................................................47-51
                 Heavy Grease Spot Cleaning .......................................................52-53
                 Milk Shake/Yogurt Machine ...........................................................54
       RESTROOM CLEANING .............................................................................55
                 Toilet Bowls/Urinal Cleaning .....................................................55-56
                 Toilet Bowls/Urinal Disinfecting .................................................57-58
                 Sinks/Vanities ......................................................................59
                 Spot Cleaning Restroom Mirrors
                 Dispensers, Walls, with Glass Cleaner ...............................................60
                 Spot Cleaning with Joy Cleaning Solution ............................................61
       GENERAL OUTSIDE CLEANING ......................................................................62
                 General Concrete and Blacktop Cleaning ...........................................62-63
                 Heavy Grease/Outside Concrete Cleaning ...........................................64-65
                 Outside Windows ..................................................................66-67
                 Dumpsters/Trash Containers ..........................................................68
       MISCELLANEOUS .................................................................................69
                 Preparation of 2 - 1/2 Gallon Jug ................................................69-70
                 Preparation of All Purpose Joy Solution ..........................................71-72
                 Preparation of 2 - 1/2 Gallon Jug ...................................................73
                 Preparation of Clean Quick Glass Cleaner ............................................74
                 Installation of a Joy Proportioner ...............................................75-77
                 Joy 1 Gallon Bottle Wall Rack installation .......................................78-79
                 Clean Quick Quarternary Sanitizer Bottle Wall Rack Installation ..................80-91
                 Preparation of Restroom Caddy .......................................................82
       INDEX BY TASK, BY PRODUCT .....................................................................83
       APPENDIX
                 Material Safety Data Sheets

                                  ATTACHMENT C

                                   FINANCIALS

                            Pizzeria Uno Corporation
                          Audited Financial Statements

                  Years ended October 1, 1995, October 2, 1994
                               and October 3, 1993

                                    CONTENTS

Report of Independent Auditors .................................................1

Audited Financial Statements

Balance Sheets .................................................................2
Statements of Income and Retained Earnings .....................................3
Statements of Cash Flows .......................................................4
Notes to Financial Statements ..................................................5

                         [ERNST & YOUNG LLP LETTERHEAD]

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholder
Pizzeria Uno Corporation

We have audited the accompanying balance sheets of Pizzeria Uno Corporation (the Company), a wholly-owned subsidiary of URC Holding Company, Inc., which is a wholly-owned subsidiary of Uno Restaurant Corporation, as of October 1, 1995 and October 2, 1994, and the related statements of income and retained earnings, and cash flows for each of the three years in the period ended October 1, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pizzeria Uno Corporation at October 1, 1995 and October 2, 1994, and the results of its operations and its cash flows for each of the three years in the period ended October 1, 1995, in conformity with generally accepted accounting principles.


                             /s/ Ernst & Young LLP

November 1, 1995

                            Pizzeria Uno Corporation

                                 Balance Sheets

                                                             OCTOBER 1         OCTOBER 2
                                                               1995              1994
                                                           -----------------------------
ASSETS
Current assets:
  Royalties receivable, net of allowances of $271,112
   in 1995 and $210,945 in 1994                            $   724,616       $   553,452
  Other accounts receivable                                    355,756           304,812
  Deferred income taxes                                        199,432           188,152
                                                           -----------------------------
Total current assets                                         1,279,804         1,046,416
                                                           -----------------------------

Other assets:
  Due from Uno Restaurant Corporation                       15,847,296         9,418,266
  Royalty fee, net                                             405,459           488,404
                                                           -----------------------------
                                                           $17,532,559       $10,953,086
                                                           =============================
LIABILITIES AND SHAREHOLDER'S EQUITY
Franchise fee deposits-current                             $   257,500       $   264,809

Deferred income taxes                                           60,499            75,039

Shareholder's equity:
  Common stock, $.01 par value per share, 3,000 shares
    authorized, 196 shares issued and outstanding                    2                 2
  Retained earnings                                         17,214,558        10,613,236
                                                           -----------------------------
                                                            17,214,560        10,613,238
                                                           -----------------------------
                                                           $17,532,559       $10,953,086
                                                           =============================

See accompanying notes.

                            Pizzeria Uno Corporation

                   Statements of Income and Retained Earnings

                                                                  YEAR ENDED
                                               -----------------------------------------------
                                                   OCTOBER 1      OCTOBER 2         OCTOBER 3
                                                     1995           1994              1993
                                               -----------------------------------------------
                                                                                  (53 weeks)
Revenues:
  Royalty income:
    Franchisee-owned units                     $ 4,036,405       $ 3,823,260        $3,490,738
    Parent-owned units                           7,312,680         5,926,945
Franchise fees                                     125,000           150,000           147,500
                                               -----------------------------------------------
                                                11,474,085         9,900,205         3,638,238

Costs and expenses:
  General and administrative                     1,888,849         1,427,363         1,209,614
                                               -----------------------------------------------
Operating income                                 9,585,236         8,472,842         2,428,624

Interest income                                  1,176,620                 0                 0
                                               -----------------------------------------------
Income before income taxes                      10,761,856         8,472,842         2,428,624

Provision for income taxes                       4,160,534         3,399,064           991,000
                                               -----------------------------------------------
Net income                                       6,601,322         5,073,778         1,437,624

Retained earnings at beginning of period        10,613,236         5,539,458         4,101,834
                                               -----------------------------------------------
Retained earnings at end of period             $17,214,558       $10,613,236        $5,539,458
                                               ===============================================

See accompanying notes.

                            Pizzeria Uno Corporation

                            Statements of Cash Flows

                                                                      YEAR ENDED
                                                 -------------------------------------------------
                                                   OCTOBER 1          OCTOBER 2         OCTOBER 3
                                                     1995                1994              1993
                                                     ----                ----              ----
                                                                                       (53 weeks)
OPERATING ACTIVITIES
Net income                                       $ 6,601,322        $ 5,073,778        $ 1,437,624
Adjustments to reconcile net income to net
  cash provided by operating activities:
    Amortization                                      82,945             81,380             81,380
    Deferred income taxes                            (25,820)           (52,113)          (103,000)
    Changes in operating assets and
      liabilities:
       Royalties receivable                         (171,164)           (78,037)           (54,204)
       Other accounts receivable                     (50,944)           (85,400)          (151,623)
       Franchise fee deposits                         (7,309)            22,309            102,500
       Accrued expenses                                                                    (14,079)
                                                 -------------------------------------------------
Net cash provided by operating activities          6,429,030          4,961,917          1,298,598

INVESTING ACTIVITY
Increase in due from Uno Restaurant
  Corporation                                     (6,429,030)        (4,961,917)        (1,298,598)
                                                 -------------------------------------------------
Change in cash                                             0                  0                  0
Cash at beginning of period                                0                  0                  0
                                                 -------------------------------------------------
Cash at end of period                            $         0        $         0        $         0
                                                 =================================================

See accompanying notes.

                            Pizzeria Uno Corporation

                          Notes to Financial Statements

                                 October 1, 1995

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements include the accounts of Pizzeria Uno Corporation (the Company), a wholly-owned subsidiary of URC Holding Company, Inc., which is a wholly-owned subsidiary of Uno Restaurant Corporation (the Parent).

REVENUE RECOGNITION

The Company defers franchise fee deposits until the franchisee opens the restaurant and all services have been substantially performed; at that time, the entire amount of the fee is recorded as income.

Effective October 4, 1993, the Company entered into agreements with all Parent-owned units for royalty payments, consistent with those paid by franchised-owned units. Royalty income for all Parent-owned and franchised stores is accrued as earned based on rates provided by the respective franchise agreements.

A summary of full-service franchise unit activity is as follows:

                                                    YEAR ENDED
                                         --------------------------------
                                         OCTOBER 1  OCTOBER 2   OCTOBER 3
                                            1995       1994       1994
                                         --------------------------------
Units operating at beginning of year         59         58         59
Units opened                                  5          5          3
Units closed                                 (5)        (1)        (2)
Units converted to Parent-owned units         0         (3)        (2)
                                         --------------------------------
Units operating at end of year               59         59         58
                                         ================================

                            Pizzeria Uno Corporation

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONCENTRATIONS OF CREDIT RISK

Concentrations of credit risk with respect to royalties receivable are limited due to the large number of franchisees comprising the Company's franchise base and their dispersion across many different geographic areas. At October 1, 1995, the Company had no significant concentrations of credit risk.

DUE FROM UNO RESTAURANT CORPORATION

Effective October 3, 1994, the Company began to charge the Parent interest (approximately 9% at October 1, 1995) on the amount due from Uno Restaurant Corporation. The amount due from the Parent has been classified as non-current because the Company has no current intention to demand payment.

INCOME TAXES

The Company is part of a group that files a consolidated tax return for federal purposes and in certain states. The Parent's policy is to allocate tax expense to members of the group based on the Parent's overall federal and state income tax rate. Any computed income taxes payable are charged to the intercompany account.

In fiscal year 1994 and 1995, deferred income taxes are recognized for temporary differences between financial statement and income tax bases of assets and liabilities for which income tax benefits and obligations will be realized in future years. In fiscal year 1993, the provision for deferred income taxes represents the tax effect of differences in the timing of income and expense recognition for tax and financial statement purposes.

FISCAL YEAR

The Company's fiscal year ends at the close of business on the Sunday closest to September 30 in each year. The fiscal year ended October 3, 1993 included 53 weeks of operations.

RECLASSIFICATIONS

Certain amounts in the accompanying 1993 financial statements have been reclassified to permit comparison with 1994 and 1995.

                            Pizzeria Uno Corporation

2. FRANCHISE AND ROYALTY FEE AGREEMENTS

The Company has an agreement which provides for, among other things, the assignment of the trademark "Pizzeria Uno." The fee is being amortized over the 14-year life of the original agreement. Accumulated amortization amounted to $734,006 and $651,061 at October 1, 1995 and October 2, 1994, respectively. Royalty expense was $82,945 in 1995 and $81,380 in 1994 and 1993.

The Company grants to qualified licensees a nontransferable interest to use the trademarks and trade names for (1) a fee upon execution of the franchise agreement, (2) a fee upon the opening of the restaurant and (3) royalties and advertising fees based on gross sales.

3. RELATED-PARTY TRANSACTIONS

The Parent provides certain management and administrative services for the Company. Amounts charged for these services in 1995, 1994 and 1993 amounted to $1,680,905, $1,245,987 and $1,217,942, respectively, based on specific expenses related to the Company and paid for by the Parent plus an allocation of general corporate overhead based on relative revenues.

The Company's President and his brother own and operate three franchised restaurants. Additionally, the Chairman of the Company owns a 50% interest in a franchised pizza take-out unit, and one of the directors of the Company has a partnership interest in a franchised restaurant. These franchisees pay royalties to the Parent under standard franchise agreements, with the exception of the pizza bakery, which is being operated as a test concept, and as a result, is not currently being charged royalties.

4. CONTINGENT LIABILITIES

The Company and Parent have jointly guaranteed a $50 million unsecured revolving credit and note agreement between Uno Restaurants, Inc. (URI), another subsidiary, and its primary commercial bank. At October 1, 1995, URI's borrowings were $21,750,000 at interest rates ranging from 6.87% to 8.75%. The note agreements contain certain financial and operating covenants, including maintenance of certain levels of net worth and income.

                            Pizzeria Uno Corporation

 5. INCOME TAXES

 Effective October 4, 1993, the Company adopted Financial Accounting Standards Board Statement No. 109 (Statement 109). As permitted by Statement 109, the Company elected not to restate the financial statements of any prior years. The effect of the change on net income for fiscal 1994, as well as the cumulative effect, was not material.

 Deferred taxes are attributable to the following temporary differences:

                                                        OCTOBER 1        OCTOBER 2
                                                           1995             1994
                                                        --------------------------
DEFERRED TAX ASSETS:
 Franchise fees                                         $ 99,507         $103,251
 Allowance for doubtful accounts                          99,925           84,901
                                                        -------------------------
                                                         199,432          188,152
DEFERRED TAX LIABILITY:
 Royalty fee                                              60,499           75,039
                                                        -------------------------
NET DEFERRED TAX ASSETS                                 $138,933         $113,113
                                                        =========================

The provision (credit) for income taxes consisted of the following:

                                                                                   DEFERRED
                                                     LIABILITY METHOD               METHOD
                                               ---------------------------------------------
                                                                 YEAR ENDED
                                               ---------------------------------------------
                                                 OCTOBER 1        OCTOBER 2        OCTOBER 3
                                                   1995             1994             1993
                                               ---------------------------------------------
Current:
 Federal                                       $3,427,290       $2,653,779       $  820,000
 State                                            759,064          797,398          274,000
                                               --------------------------------------------
                                                4,186,354        3,451,177        1,094,000
Deferred:
 Federal                                          (19,881)         (40,127)         (79,000)
 State                                             (5,939)         (11,986)         (24,000)
                                               --------------------------------------------
                                                  (25,820)         (52,113)        (103,000)
                                               --------------------------------------------

Income tax expense                             $4,160,534       $3,399,064       $  991,000
                                               ============================================

                            Pizzeria Uno Corporation

5. INCOME TAXES (CONTINUED)

A reconciliation of the effective tax rates with the federal statutory rates is as follows:

                                                                               DEFERRED
                                                    LIABILITY METHOD            METHOD
                                                 ---------------------------------------
                                                               YEAR ENDED
                                                 --------------------------------------
                                                 OCTOBER 1    OCTOBER 2       OCTOBER 3
                                                   1995          1994             1993
                                                 --------------------------------------
Federal statutory rate                            34.1%          34.0%           34.0%
State income taxes, net of federal income
  tax benefit                                      4.6            6.1             6.8
                                                  -----------------------------------
Effective income tax rate                         38.7%          40.1%           40.8%
                                                  ===================================

                                                  AUDITED CONSOLIDATED FINANCIAL
                                                                      STATEMENTS

                                                      UNO RESTAURANT CORPORATION
                                                                AND SUBSIDIARIES

                                             Fiscal years ended October 1, 1995,
                                             October 2, 1994 and October 3, 1993

                   Uno Restaurant Corporation and Subsidiaries

                    Audited Consolidated Financial Statements

               Fiscal years ended October 1, 1995, October 2, 1994
                              and October 3, 1993

                                    CONTENTS

Report of Independent Auditors ............................................1

Audited Consolidated Financial Statements

Consolidated Balance Sheets ...............................................2
Consolidated Statements of Income .........................................3
Consolidated Statements of Shareholders' Equity ...........................4
Consolidated Statements of Cash Flows .....................................5
Notes to Consolidated Financial Statements ................................6

                         [ERNST & YOUNG LLP LETTERHEAD]

                         Report of Independent Auditors

The Board of Directors
Uno Restaurant Corporation

We have audited the accompanying consolidated balance sheets of Uno Restaurant Corporation and subsidiaries (the Company) as of October 1, 1995 and October 2, 1994, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended October 1, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Uno Restaurant Corporation and subsidiaries at October 1, 1995 and October 2, 1994, and the consolidated results of their operations and their cash flows for each of the three years in the period ended October 1, 1995, in conformity with generally accepted accounting principles.



                             /s/ Ernst & Young LLP


November 1, 1995

                  Uno Restaurant Corporation and Subsidiaries

                          Consolidated Balance Sheets

                                                        October 1    October 2
                                                           1995         1994
                                                        ---------    ---------
                                                            (in thousands)
Assets
Current assets:
  Cash                                                   $  1,305      $   961
  Royalties receivable                                        725          553
  Consumer product receivable                                 567          473
  Inventory                                                 2,226        1,744
  Deferred pre-opening costs                                1,253          568
  Prepaid expenses and other assets                         2,221        1,532
                                                         --------      -------
Total current assets                                        8,297        5,831

Property, equipment and leasehold improvements, net        112,498       80,057

Deferred income taxes                                       1,151        1,442

Other assets:
  Liquor licenses and other assets                          3,314        1,823
  Deposit                                                                3,000
                                                         --------      -------
                                                            3,314        4,823
                                                         --------      -------



                                                         $125,260      $92,153
                                                         ========      =======



                                                        October 1    October 2
                                                           1995         1994
                                                        ---------    ---------
                                                            (Dollar amounts
                                                             in thousands,
                                                        except per share data)

Liabilities and shareholders' equity
Current liabilities:
  Accounts payable                                       $  6,238      $ 5,006
  Accrued expenses                                          3,913        3,996
  Accrued compensation and taxes                            2,231        2,357
  Income taxes payable                                        126          654
  Current portions of long-term debt and capital
    lease obligations                                       3,404        3,400
                                                         --------      -------
Total current liabilities                                  15,912       15,413

Long-term debt, net of current portion                     21,750       17,303
Capital lease obligations, net of current portion             749          820
Other liabilities                                           3,722        2,659

Commitments and contingencies

Shareholders' equity:
  Preferred Stock, $1.00 par value, 1,000,000 shares
    authorized, no shares issued or outstanding
  Common Stock, $.01 par value, 25,000,000 shares
    authorized, 13,682,270 shares in 1995 and 9,072,499
    shares in 1994 issued                                     137           91
  Additional paid-in capital                               53,433       30,613
  Retained earnings                                        32,457       25,254
                                                         --------      -------
                                                           86,027       55,958
  Treasury Stock (358,100 shares, at cost)                 (2,900)
                                                         --------      -------
Total shareholders' equity                                 83,127       55,958
                                                         --------      -------
                                                         $125,260      $92,153
                                                         ========      =======

                            See accompanying notes.

                   Uno Restaurant Corporation and Subsidiaries
                        Consolidated Statements of Income

                                                         YEAR ENDED
                                        --------------------------------------------
                                        OCTOBER 1        OCTOBER 2         OCTOBER 3
                                          1995              1994             1993
                                        --------------------------------------------
                                                                           (53 WEEKS)
                                                (Amounts in thousands, except
                                                       per share data)
Revenues:
 Restaurant sales                       $ 146,100        $ 112,674        $  98,234
 Consumer product sales                     8,477            7,418            7,073
 Franchise income                           4,129            3,973            3,638
                                        -------------------------------------------
                                          158,706          124,065          108,945

Costs and expenses:
 Cost of food and beverages                39,420           30,177           26,024
 Labor and benefits                        47,377           36,935           32,990
 Occupancy costs                           22,925           18,979           17,295
 Other operating costs                     13,583           10,751            9,166
 General and administrative                11,229            9,277            8,233
 Depreciation and amortization             10,795            7,655            7,152
                                        -------------------------------------------
                                          145,329          113,774          100,860
                                        -------------------------------------------
Operating income                           13,377           10,291            8,085

Other income (expense):
 Interest expense                          (1,924)          (1,147)          (1,077)
 Other income (expense)                       (20)             302               (8)
                                        -------------------------------------------
                                           (1,944)            (845)          (1,085)
                                        -------------------------------------------
Income before income taxes                 11,433            9,446            7,000

Provision for income taxes                  4,230            3,690            2,837
                                        -------------------------------------------
Net income                              $   7,203        $   5,756        $   4,163
                                        ===========================================
Earnings per common share               $     .58        $     .51        $     .37
                                        ===========================================
Weighted-average number of common
  shares                                   12,364           11,360           11,291
                                        ===========================================

See accompanying notes.

                   Uno Restaurant Corporation and Subsidiaries

                 Consolidated Statements of Shareholders' Equity


                                           COMMON STOCK            ADDITIONAL
                                      ----------------------         PAID-IN        RETAINED       TREASURY
                                      SHARES          AMOUNT         CAPITAL        EARNINGS         STOCK           TOTAL
                                      -------------------------------------------------------------------------------------
                                                               (Amounts in thousands)
Balance at September 27, 1992          8,964        $     90        $ 29,744        $ 15,335       $    (79)       $ 45,090
  Net income (53 weeks)                                                                4,163                          4,163
  Exercise of stock options               12                              20                             79              99
  Tax benefit from exercise of
    nonqualified stock options                                            23                                             23
                                      -------------------------------------------------------------------------------------
Balance at October 3, 1993             8,976              90          29,787          19,498                         49,375
  Net income                                                                           5,756                          5,756
  Exercise of stock options               96               1             712                                            713
  Tax benefit from exercise of
    nonqualified stock options                                           114                                            114
                                      -------------------------------------------------------------------------------------
Balance at October 2, 1994             9,072              91          30,613          25,254                         55,958
  Net income                                                                           7,203                          7,203
  5-for-4 stock split                  2,275              23             (23)
  Sale of Common Stock, net of
    offering costs                     2,300              23          22,541                                         22,564
Exercise of stock options                 35                             226                                            226
Purchase of Treasury Stock                                                                           (2,900)         (2,900)
Tax benefit from exercise of
  nonqualified stock options                                              76                                             76
                                      -------------------------------------------------------------------------------------
Balance at October 1, 1995            13,682        $    137        $ 53,433        $ 32,457       $ (2,900)       $ 83,127
                                      =====================================================================================

See accompanying notes.

                   Uno Restaurant Corporation and Subsidiaries

                      Consolidated Statements of Cash Flows

                                                                        YEAR ENDED
                                                       -----------------------------------------
                                                       OCTOBER 1       OCTOBER 2       OCTOBER 3
                                                         1995            1994              1993
                                                       -----------------------------------------
                                                                                       (53 WEEKS)
                                                                      (In thousands)
OPERATING ACTIVITIES
Net income                                            $  7,203        $  5,756        $  4,163
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                       10,896           7,765           7,235
    Deferred income taxes                                  291             547            (424)
    Provision for deferred rent                            637             462             735
    Gain on disposal of equipment                          (28)           (321)            (82)
    Changes in operating assets and liabilities,
      net of effects from business
      acquisitions:
        Royalties receivable                              (172)            (77)            (55)
        Inventory                                         (482)           (429)           (127)
        Prepaid expenses and other assets               (3,736)           (960)         (1,629)
        Accounts payable and other liabilities           2,055           1,948             794
        Income taxes payable                              (528)           (229)            377
                                                       ---------------------------------------
Net cash provided by operating activities               16,136          14,462          10,987

INVESTING ACTIVITIES
Additions to property, equipment and leasehold
  improvements                                         (39,864)        (22,170)        (12,460)
Proceeds from sale of fixed assets                          42           2,529             483
Increase in deposit                                                     (3,000)
Purchase of business, net of cash acquired                (316)         (1,800)            108
                                                       ---------------------------------------
Net cash used in investing activities                  (40,138)        (24,441)        (11,869)

FINANCING ACTIVITIES
Proceeds from revolving line of credit                  60,950          39,895          31,735
Principal payments on debt and capital lease
  obligations                                          (56,570)        (30,780)        (30,417)
Issuance of Common Stock                                22,564
Purchase of Treasury Stock                              (2,900)
Exercise of stock options                                  302             827             122
                                                       ---------------------------------------
Net cash provided by financing activities               24,346           9,942           1,440
                                                       ---------------------------------------
Increase (decrease) in cash                                344             (37)            558
Cash at beginning of year                                  961             998             440
                                                       ---------------------------------------
Cash at end of year                                   $  1,305        $    961        $    998
                                                       =======================================

See accompanying notes.

                   Uno Restaurant Corporation and Subsidiaries

                   Notes to Consolidated Financial Statements

                                October 1, 1995

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Uno Restaurant Corporation and its wholly-owned subsidiaries (the Company). All intercompany accounts and transactions have been eliminated in consolidation. Company-owned restaurants are located predominately in the Northeast and Mid-Atlantic states and franchised restaurants are located throughout the United States.

FISCAL YEAR

The Company's fiscal year ends on the close of business on the Sunday closest to September 30 in each year. The fiscal year ended October 3, 1993 included 53 weeks of operations.

INVENTORY

Inventory, which consists of food, beverages and store supplies, is stated at the lower of cost (first-in, first-out method) or market.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements are recorded at cost. The Company provides for depreciation of buildings and equipment over their estimated useful lives using the straight-line method. Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the lease using the straight-line method.

REVENUE RECOGNITION-FRANCHISE FEES

The Company defers franchise fees until the franchisee opens the restaurant and all services have been substantially performed; at that time, the entire amount of the fee is recorded as income. Royalty income is recorded as earned based on rates provided by the

                   Uno Restaurant Corporation and Subsidiaries

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

respective franchise agreements. Expenses related to franchise activities amounted to approximately $1,889,000, $1,427,000 and $1,210,000 in fiscal years 1995, 1994 and 1993, respectively.

A summary of full-service franchise unit activity is as follows:

                                                                 YEAR ENDED
                                                 -----------------------------------------
                                                 OCTOBER 1       OCTOBER 2       OCTOBER 3
                                                   1995           1994              1993
                                                 -----------------------------------------
Units operating at beginning of year                59             58                59
Units opened                                         5              5                 3
Units closed                                        (5)            (1)               (2)
Units converted to Company-owned units                             (3)               (2)
                                                 -----------------------------------------
Units operating at end of year                      59             59                58
                                                 =========================================

PRE-OPENING COSTS

Costs relating to the opening of new restaurants are deferred until the restaurants open and are amortized over 12 months from that point using the straight-line method.

INCOME TAXES

In fiscal years 1995 and 1994, deferred income taxes are recognized for temporary differences between financial statement and income tax bases of assets and liabilities for which income tax benefits and obligations will be realized in future years. In fiscal year 1993, the provision for deferred income taxes represents the tax effect of differences in the timing of income and expense recognition for tax and financial statement purposes.

                   Uno Restaurant Corporation and Subsidiaries

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EARNINGS PER COMMON SHARE

Earnings per common share amounts are calculated based upon the weighted-average number of shares outstanding, giving effect to the dilutive effect of stock options. Average shares outstanding and all per share amounts included in the accompanying consolidated financial statements and notes thereto are based on the increased number of shares, giving retroactive effect to the five-for-four stock split in fiscal year 1995 (see Note 7).

RECLASSIFICATIONS

Certain amounts in the accompanying 1994 and 1993 financial statements have been reclassified to permit comparison with 1995.

2. BUSINESS ACQUISITIONS AND DISPOSITIONS

In December 1994, the Company completed an agreement with Bay Street Restaurants, Inc. to purchase the net assets of three restaurants located in Illinois, New Jersey and Pennsylvania. In December 1993, the Company acquired the leasehold improvements and equipment of three franchised restaurants in Connecticut. These acquisitions have been accounted for under the purchase method of accounting. The results of operations of the acquired companies prior to the dates of acquisition would not have a material impact on the consolidated results of operations in fiscal years 1995, 1994 and 1993.

During 1995, the Company assigned its leasehold interest in its Fairview Heights, Illinois restaurant to an unaffiliated party in exchange for the leasehold interest in that unaffiliated party's restaurant located in Orlando, Florida. The Company recorded the transaction at fair market value, and wrote off the net book value of equipment no longer usable.

On November 8, 1993, the Company sold to a franchisee for $2,500,000 a Pizzeria Uno restaurant in Lake Buena Vista, Florida and recorded a gain of $312,000, which has been included in other income in fiscal year 1994.

                   Uno Restaurant Corporation and Subsidiaries

3. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements consist of the following:

                                                            OCTOBER 1        OCTOBER 2
                                                              1995             1994
                                                            --------------------------
                                                                   (In thousands)
Land                                                         $ 11,093         $  7,601
Buildings                                                      18,056            9,729
Equipment                                                      42,430           31,797
Leasehold improvements                                         74,011           55,657
Construction in progress                                        3,263            2,870
                                                             -------------------------
                                                              148,853          107,654
Less allowances for depreciation and amortization              36,355           27,597
                                                             -------------------------
                                                             $112,498         $ 80,057
                                                             =========================

4. RELATED-PARTY TRANSACTIONS

The Company leases three buildings from its principal shareholder for a restaurant and for corporate office space. Rent expense in the amount of approximately $442,000 was charged to operations in each of the fiscal years presented. The Company believes that the terms of these leases approximate fair rental value.

The Company's President and his brother own and operate three franchised restaurants. Additionally, the Chairman of the Company owns a 50% interest in a franchised pizza takery, and one of the directors of the Company has a partnership interest in a franchised restaurant. These franchisees pay royalties to the Company under standard franchise agreements, with the exception of the pizza takery, which is being operated as a test concept and, as a result, is not currently being charged royalties.

5. LEASES

The Company conducts the majority of its operations in leased facilities, which are accounted for as capital or operating leases. The leases typically provide for a base rent plus real estate taxes, insurance and other expenses, plus additional contingent rent based

                   Uno Restaurant Corporation and Subsidiaries

 5. LEASES (CONTINUED)

 upon revenues of the restaurant. Contingent rent amounted to $1,017,000, $981,000 and $842,000 in fiscal years 1995, 1994 and 1993, respectively. At October 1, 1995, the minimum rental commitments under all noncancelable capital and operating leases with initial or remaining terms of more than one year are as follows:

                                                               OPERATING           CAPITAL
FISCAL YEAR                                                      LEASES            LEASES
                                                              -----------------------------
                                                                        (In thousands)
1996                                                          $  8,334            $  130
1997                                                             8,741               130
1998                                                             8,647               130
1999                                                             8,457               130
2000                                                             8,398                93
Thereafter                                                      83,869             1,293
                                                              -----------------------------
                                                              $126,446             1,906
                                                              ============
Less amount representing interest                                                  1,086
                                                                                --------
Present value of net minimum lease payments                                          820
Less current portion of obligation under capital leases                               71
                                                                                --------
Long-term obligation under capital leases                                         $  749
                                                                                ========

Total expenses for all leases were as follows:

                                                                CAPITAL
                                              CAPITAL LEASE   LEASE ASSET     OPERATING
FISCAL YEAR                                      INTEREST    AMORTIZATION   LEASE RENTALS
                                              -------------------------------------------
                                                             (In thousands)
1995                                                $63            $71         $11,509
1994                                                 51             58          10,193
1993                                                 41             44           9,337

Certain operating lease agreements contain free rent inducements and scheduled rent increases which are being amortized over the terms of the agreements, ranging from 15 to 20 years, using the straight-line method. The deferred rent liability, included in other liabilities, amounted to $3,296,000 at October 1, 1995 and $2,659,000 at October 2, 1994.

                   Uno Restaurant Corporation and Subsidiaries

6. FINANCING ARRANGEMENTS

Long-term debt consists of the following:

                                                  OCTOBER 1    OCTOBER 2
                                                    1995         1994
                                                  ----------------------
                                                      (In thousands)
Revolving credit and note agreement                $21,750      $13,969

10.22% senior notes payable to Cigna Insurance
  Company                                            3,333        6,667
                                                  ---------------------
                                                    25,083       20,636
Less current portion                                 3,333        3,333
                                                  ---------------------
                                                   $21,750      $17,303
                                                  =====================

The Company has a $50,000,000 unsecured revolving line of credit which converts to a three-year term loan in December 1997. The Company is entitled to borrow at its discretion amounts which accrue interest at variable rates based on either the LIBOR or prime rate. At October 1, 1995, interest on outstanding borrowings ranged from 6.87% to 8.75%. A commitment fee of approximately .33% is accrued on unused borrowings under the credit agreement. The note agreements contain certain financial and operating covenants, including maintenance of certain levels of net worth and income.

The Company made cash payments of interest of $2,445,000, $1,465,000 and $1,219,000 during fiscal years 1995, 1994 and 1993, respectively. The Company capitalized interest during the construction period of newly constructed restaurants amounting to $509,000 in fiscal year 1995, $228,000 in fiscal year 1994 and $186,000 in fiscal year 1993 and included those amounts in leasehold improvements.

                   Uno Restaurant Corporation and Subsidiaries

6. FINANCING ARRANGEMENTS (CONTINUED)

The Company provides certain limited lease financing to qualified franchisees through an agreement with an unaffiliated finance company. The Company's maximum guarantee under the agreement was $1,993,000 at October 1, 1995. The Company has also guaranteed up to a maximum of $431,000 of future lease payments in the event of default by specific franchisees.

The Company has an outstanding letter of credit in the amount of $150,000 at October 1, 1995, which expires in December 1996.

7. COMMON STOCK TRANSACTIONS

On November 15, 1994, the Board of Directors of the Company declared a five-for-four stock split payable to shareholders on February 28, 1995. In the third quarter of fiscal 1995, the Company obtained $22.6 million in exchange for
2.3 million shares of common stock in connection with a secondary common stock offering.

In July 1995, the Board of Directors authorized the purchase of up to 500,000 shares of the Company's common stock in the open market. Under this arrangement, the Company purchased 358,100 shares as treasury stock during fiscal year 1995. Subsequent to year end, the Board of Directors increased its authorization to purchase up to a total of 1.5 million shares of the Company's common stock in the open market.

8. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

                                           OCTOBER 1       OCTOBER 2
                                              1995           1994
                                           -------------------------
                                                (In thousands)

Prepaid insurance                            $  821         $  621
Prepaid rent                                    359            202
Prepaid other                                   233            100
Other accounts receivable                       808            609
                                             ---------------------
                                             $2,221         $1,532
                                             =====================

                   Uno Restaurant Corporation and Subsidiaries

9. ACCRUED EXPENSES

Accrued expenses consist of the following:

                                               OCTOBER 1        OCTOBER 2
                                                  1995             1994
                                               --------------------------
                                                       (In thousands)
Accrued rent                                     $1,290           $1,380
Accrued insurance                                   778              459
Accrued utilities                                   616              539
Accrued vacation                                    330              175
Accrued interest                                    210              282
Other                                               689            1,161
                                                 -----------------------
                                                 $3,913           $3,996
                                                 =======================

10. EMPLOYEE BENEFIT PLANS

The Company maintains a 401(k) Savings and Employee Stock Ownership Retirement Plan (the Plan) for all of its eligible employees. The Plan is maintained in accordance with the provisions of Section 401(k) of the Internal Revenue Code and allows all employees with at least six months of service to make annual tax-deferred voluntary contributions up to 15% of their salary. Under the Plan, the Company matches a specified percentage of the employees' contributions, subject to certain limitations, and makes annual discretionary contributions of the Company's Common Stock. Total contributions made to the plans were $153,000, $110,000 and $25,000 in fiscal years 1995, 1994 and 1993, respectively.

The Company sponsors a Deferred Compensation Plan which allows officers to defer up to 20% of their annual compensation. These assets are placed in a rabbi trust and are presented as assets of the Company in the accompanying balance sheet as they are available to the general creditors of the Company in the event of the Company's insolvency. The related liability of $426,000 at October 1, 1995 is included in other liabilities in the accompanying balance sheet. Deferred compensation expense in the amounts of $173,000 and $265,000 were recorded in fiscal year 1995 and 1994, respectively.

                   Uno Restaurant Corporation and Subsidiaries

11. INCOME TAXES

Effective October 4, 1993, the Company adopted Financial Accounting Standards Board (FASB) Statement No. 109 (Statement 109). As permitted by Statement 109, the Company has elected not to restate the financial statements of any prior years. The effect of the change on net income for fiscal 1994, as well as the cumulative effect, was not material.

Deferred taxes are attributable to the following temporary differences:

                                             OCTOBER 1       OCTOBER 2
                                                1995            1994
                                             -------------------------
                                                    (In thousands)
DEFERRED TAX ASSETS:
  Deferred rent                                 $1,337         $1,087
  Accrued expenses                                 204            277
  Franchise fees                                   100            101
  Depreciation                                      38            350
  Other                                            267            473
                                                ---------------------
Total deferred tax assets                        1,946          2,288

DEFERRED TAX LIABILITIES:
  Deferred pre-opening costs                       484            313
  Prepaid insurance                                232            172
  Royalty fee                                       76             92
  Other                                              3            269
                                                ---------------------
Total deferred tax liabilities                     795            846
                                                ---------------------
NET DEFERRED TAX ASSETS                         $1,151         $1,442
                                                =====================

                   Uno Restaurant Corporation and Subsidiaries

11. INCOME TAXES (CONTINUED)

The provision (credit) for income taxes consisted of the following:

                                                                                 DEFERRED
                                                     LIABILITY METHOD             METHOD
                                                ------------------------------------------
                                                                YEAR ENDED
                                                ------------------------------------------
                                                OCTOBER 1      OCTOBER 2         OCTOBER 3
                                                   1995           1994              1993
                                                ------------------------------------------
                                                              (In thousands)
Current:
  Federal                                        $3,098          $2,536            $2,490
  State                                             841             607               771
                                                 ----------------------------------------
                                                  3,939           3,143             3,261
Deferred:
  Federal                                           228             243              (370)
  State                                              63             304               (54)
                                                 ----------------------------------------
                                                    291             547              (424)
                                                 ----------------------------------------
Income tax expense                               $4,230          $3,690            $2,837
                                                 ========================================

A reconciliation of the effective tax rates with the federal statutory rates is as follows:

                                                                                 DEFERRED
                                                     LIABILITY METHOD             METHOD
                                                 ------------------------------------------
                                                               YEAR ENDED
                                                 ------------------------------------------
                                                 OCTOBER 1       OCTOBER 2        OCTOBER 3
                                                    1995          1994             1993
                                                 ------------------------------------------
Federal statutory rate                             34.1%          34.0%           34.0%
State income taxes, net of federal income
  tax benefit                                       4.9            6.0             6.7
Tax credits                                        (2.6)          (1.8)
Other                                                .6             .9             (.2)
                                                   -----------------------------------
Effective income tax rate                          37.0 %         39.1%           40.5%
                                                   ===================================

                   Uno Restaurant Corporation and Subsidiaries

11. INCOME TAXES (CONTINUED)

The Company made income tax payments of $3,667,000, $3,779,000 and $2,826,000 during fiscal years 1995, 1994 and 1993, respectively.

12. STOCK OPTION PLANS

The 1987 Employee Stock Option Plan (the Plan) provides for up to 1,875,000 shares of common stock issuable upon exercise of options granted under the Plan. Options may be granted at an exercise price not less than fair market value on the date of grant. All options vest at a rate of 20% per year beginning one year after the date of grant, with the exception of 93,750 and 62,500 options granted to the President and Chairman of the Company, respectively, which vest immediately at the date of grant. All options terminate ten years after the date of grant, with the exception of the 175,000 options granted to the Chairman, which terminate five years after the date of grant. Options outstanding at October 1, 1995 are non-qualified stock options.

The 1989 and 1993 Non-Qualified Stock Option Plans for Non-Employee Directors (the Directors Plans) provide for up to 101,563 shares of Common Stock issuable upon exercise of options granted under the Directors Plans. The 1989 and 1993 Directors Plans terminate on November 10, 1999 and August 17, 2002, respectively, but such termination shall not affect the validity of options granted prior to the dates of termination. Options are to be granted at an exercise price equal to the fair market value of the shares of Common Stock at the date of grant. Options granted under the Directors Plans may be exercised commencing one year after the date of grant and ending ten years from the date of grant.

                   Uno Restaurant Corporation and Subsidiaries

12. STOCK OPTION PLANS (CONTINUED)

Information regarding the Company's stock option plans, updated to reflect the five-for-four stock split described in Note 7, is summarized below:

                                                                        YEAR ENDED
                                                      ----------------------------------------------
                                                       OCTOBER 1         OCTOBER 2         OCTOBER 3
                                                         1995               1994              1993
                                                      ----------------------------------------------
Options outstanding at beginning of period            1,043,735           960,483           713,013
Granted                                                 277,489           257,298           334,966
Exercised (at $4.07 to $8.64 per share)                 (41,400)         (120,101)          (24,313)
Canceled                                                (79,537)          (53,945)          (63,183)
                                                      ---------------------------------------------
Options outstanding at close of period                1,200,287         1,043,735           960,483
                                                      =============================================
Option price range at close                               $4.07             $4.07             $4.07
  of fiscal year                                      to $11.80         to $11.40         to $11.40
Options exercisable at close of period                  538,932           430,249           444,126
Options available for grant at close of period          481,496           679,448

13. QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                    QUARTER ENDED
                                ---------------------------------------------------
                                JANUARY 1       APRIL 2       JULY 2      OCTOBER 1
                                   1995          1995          1995          1995
                                ---------------------------------------------------
                                (Amounts in thousands, except per share information.)
Revenues                         $35,976       $37,151       $41,536       $44,043
Gross profit (1)                   7,773         7,771         9,466        10,519
Operating income                   2,786         2,555         3,527         4,509
Income before income taxes         2,415         1,972         2,940         4,106
Net income                         1,520         1,243         1,852         2,588
Earnings per common share            .13           .11           .15           .19

                   Uno Restaurant Corporation and Subsidiaries

13. QUARTERLY FINANCIAL DATA (UNAUDITED) (CONTINUED)

                                                     QUARTER ENDED
                                ------------------------------------------------------
                                 JANUARY 2       APRIL 3        JULY 3       OCTOBER 2
                                   1994           1994          1994           1994
                                ------------------------------------------------------
                                (Amounts in thousands, except per share information.)
Revenues                         $27,567        $28,028        $32,259        $36,211
Gross profit (1)                   5,501          5,575          6,903          8,512
Operating income                   1,755          1,771          2,639          4,126
Income before income taxes         1,780          1,483          2,362          3,821
Net income                         1,059            882          1,490          2,325
Earnings per common share            .09            .08            .13            .20

(1) Restaurant and consumer product sales, less cost of food and beverages, labor and benefits, occupancy, and other operating expenses, excluding advertising expenses.

14. SUBSEQUENT EVENT

On October 26, 1995, the Company entered into a five year interest rate swap agreement involving the exchange of floating rate interest payment obligations for fixed rate interest payment obligations. The notional amount of this interest rate swap agreement was $20 million. The Company entered into this agreement in order to manage interest costs and risks associated with fluctuating interest rates. In the event that a counterparty fails to meet the terms of the interest rate swap agreement, the Company's exposure is limited to the interest rate differential. The Company has executed this agreement with a creditworthy institution and considers the risk of nonperformance to be remote.

                                  ATTACHMENT D

                                   CONTRACTS

                         Revised as of December 22, 1995





                                  PIZZERIA UNO

                            UNIT FRANCHISE AGREEMENT

                                     BETWEEN

                            PIZZERIA UNO CORPORATION

                                       AND


                        --------------------------------

                                       FOR

                             FULL-SERVICE RESTAURANT




THE SUCCESS OF THE BUSINESS VENTURE CONTEMPLATED HEREIN INVOLVES SUBSTANTIAL RISKS AND DEPENDS UPON THE ABILITY OF FRANCHISEE AS AN INDEPENDENT BUSINESS PERSON AND THE ACTIVE PARTICIPATION OF FRANCHISEE IN THE DAILY AFFAIRS OF THE BUSINESS. NO ASSURANCE OR WARRANTY, EXPRESS OR IMPLIED, CAN BE GIVEN AS TO THE POTENTIAL SUCCESS OF SUCH BUSINESS VENTURE OR THE GROSS REVENUES, VOLUME, OR EARNINGS LIKELY TO BE ACHIEVED. NO STATEMENT, REPRESENTATION, OR OTHER ACT, EVENT, OR COMMUNICATION, EXCEPT AS SET FORTH HEREIN, IS BINDING ON FRANCHISOR IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT.

BEFORE SIGNING THIS AGREEMENT, THE FRANCHISEE SHOULD READ IT CAREFULLY WITH THE ASSISTANCE OF LEGAL COUNSEL.

                                TABLE OF CONTENTS



ARTICLE                                                                                                        PAGE



1.       Certain Definitions....................................................................................  1

2.       Franchisor's System....................................................................................  2

3.       Grant of License; Approved, Required, and Optional Products............................................  3

4.       License Term and Extension Periods.....................................................................  4

5.       License Fee............................................................................................  5

6.       Gross Revenues.........................................................................................  5

7.       Records, Information Systems  and Audits; Late Payment Charge..........................................  6

8.       Advertising............................................................................................  7

9.       Services by Franchisor................................................................................. 11

10.      Location of Outlet; Lease; Construction; Opening for Business.......................................... 11

11.      Maintenance and Upgrading of Outlet.................................................................... 13

12.      Confidential Manuals................................................................................... 13

13.      Compliance with Standards.............................................................................. 14

14.      Purchase of Equipment and Supplies..................................................................... 17

15.      Insurance and Indemnification.......................................................................... 18

16.      Intellectual Properties................................................................................ 19

17.      Lease Termination, Condemnation, and Casualty.......................................................... 21

18.      Restrictions on Competition............................................................................ 22

19.      Termination of License................................................................................. 23

20.      Assignment............................................................................................. 25

21.      Option to Purchase..................................................................................... 28

22.      Bankruptcy or Insolvency............................................................................... 29

23.      Security Interest...................................................................................... 32

24.      Miscellaneous.......................................................................................... 32


Ancillary Agreement: Guarantee (to be provided if Franchisee does not meet certain standards of Franchisor regarding financial status and operating history)

Exhibit A:                       Approved Product List

Exhibit B:                       Registered Trademarks and Service Marks

Exhibit C:                       Pizzeria Uno Variable Royalty Plan

          In consideration of the mutual promises contained herein, and intending to be legally bound, Franchisor and Franchisee hereby agree as follows:

1.        Certain Definitions.

          As used herein, the following terms shall have the meanings set forth below unless the context otherwise requires:

                  (a) Franchisor: Pizzeria Uno Corporation, a Delaware corporation.

                  (b) Franchisor's Address: 100 Charles Park Road, West Roxbury, Massachusetts 02132-4985.

                  (c)      Franchisee:__________________________________
                                      __________________________________
                                      __________________________________

                           Control Person(s):___________________________
                           (See Article 13)_____________________________

                  (d)      Franchisee's Address:________________________
                                                ________________________


                  (e) Territory: Franchisee is granted limited exclusive rights as described in Article 3 of this Agreement within the circular geographic area which has as its center the Outlet Location and either (i) has a radius of three
(3) miles, or (ii) within which 100,000 people reside and/or work, whichever area contains fewer square miles.

                  (f) Outlet Location: Each Unit Franchise Agreement is limited to a specific place of business (referred to as an "Outlet") in a defined trade area. "Outlets", as a group, refer to Pizzeria Uno full-service restaurants, whether or not operated by Franchisee or Franchisor or its affiliates.

                  (g) The premises located on the real property at the following
address:              __________________________________________________
                      __________________________________________________;

                                        ;

                      or,

                      (i)  A location to be designated in the following trade
                           area:
                      __________________________________________________
                      __________________________________________________;

                  (h) License Term: Twenty (20) Years commencing on the Franchise Agreement Date plus any extension(s) thereof pursuant to Article 4.

                  (i) Extension Periods: Three (3) successive periods of Ten
(10) years each; see Article 4.

                  (j) Unit Franchise Fee: Thirty Thousand Dollars ($30,000), payable upon execution hereof for one Outlet. This fee is non-refundable.

                  (k) Continuing License Fee: Five (5%) percent of Gross Revenues (as defined in Article 6) or a percentage of Gross Revenues determined in accordance with the Pizzeria Uno Variable Royalty Plan (Exhibit C to this Agreement), but in either instance not less than the Minimum Continuing License Fee, payable on or prior to the 25th day of each month in respect of the previous month's Gross Revenues; see Article 5.

                  (l) Minimum Continuing License Fee: One Thousand Dollars ($1,000.00) per month (or a pro-rata portion thereof for any partial month of operation) commencing in the month the Outlet first opens for business.

                  (m) Business Co-op Fee: Up to, but not more than, one (1%) percent of Gross Revenues; as defined in Article 8.

                  (n) Minimum Local Advertising Expense: A minimum of two (2%) percent of Gross Revenues; as described in Article 8.

                  (o) System Wide Media Fund Fee: Up to, but not more than, one percent (1%) of Gross Revenues; as described in Article 8.

                  (p) Outlet Open for Business Date: __________________. See
Article 10.

                  (q) Unit Franchise Agreement Date: __________________.

                  (r) Intellectual Properties: Certain trademarks, service marks, trade names, trade secrets, logotypes, commercial symbols, patents, copyrights, and all related practices, procedures, methods, devices, techniques, designs, and trade dress now or hereafter adopted by Franchisor for use in identifying the System, as they may be modified by Franchisor from time to time, including without limitation the marks set forth on Exhibit B. See Article 16.

                  (s) Related Agreements and Exhibits: (i) Franchise Offering Circular Revised as of: December 30, 1995; (ii) Area Development Agreement, if applicable; and

                      (iii) Personal Guarantee of:___________________________.

                  (t) Transfer Fee: Two Thousand Dollars ($2,000), payable upon assignment of the franchise by Franchisee; see Article 20.

2.        Franchisor's System.

          As a result of the expenditure of time, skill, effort, and money, Franchisor has developed a distinctive system (the "System") relating to the establishment, operation, and marketing of food service facilities featuring "Chicago Style" deep dish pizza and other products. The distinguishing characteristics of the System include, without limitation, distinctive exterior and interior designs, decors, color schemes, and furnishings; secret recipes and special menu items, uniform standards, specifications, and procedures for operations;

quality and uniformity of products and services offered; procedures for inventory, management and financial control; training and assistance; and advertising and promotional programs; all of which may be changed, improved, and further developed by Franchisor from time to time. Franchisor has also developed and owns the rights to the Intellectual Properties. Franchisee recognizes the value of the System, the Intellectual Properties and continued uniformity of image to itself, to Franchisor, and to other franchisees of Franchisor. In order to enhance the value of the System and the food service facilities operating under the System, as well as the Intellectual Properties, and goodwill associated therewith, this Agreement places detailed and substantial obligations on Franchisee, including strict adherence to Franchisor's reasonable present and future requirements regarding menu items, advertising, physical facilities, and related matters. Future improvements may be required in the Outlet, and certain provisions of this Agreement apply to other Uno outlets under common control with the Outlet. The rights granted to Franchisee are for a limited time. Their value derives principally from certain of Franchisor's Intellectual Properties and associated goodwill, designs, systems, and processes developed at considerable expense and effort.

3.        Grant of License; Approved, Required, and Optional Products.

          3.1 Subject to the limitations contained in this Agreement, Franchisor hereby grants to Franchisee during the License Term the right and license (the "License") and Franchisee hereby accepts the right and obligation, to (i) establish and operate an Outlet under the System and the Intellectual Properties in accordance with this Agreement, (ii) to prepare and market only Approved Products at the Outlet only in connection with products and services meeting Franchisor's quality standards, and (iii) such additional activities as are specified in Article 3.3.

          3.2 The Approved Products consist of Required Products and Optional Products. Required Products are the initial Required Products and other products (as periodically dictated by Franchisor in writing) incorporated into the System in accordance with Article 13.5. Optional Products are products which are authorized for sale under trademarks, but are not required to be sold. As additional Optional Products are introduced by Franchisor, Franchisor will give notice of the time and manner of introduction. Franchisee must seek the written approval of Franchisor for additional Optional Products. If Franchisor approves in writing, at its sole discretion, upon review of Franchisee's specifications, Franchisee may also sell at the Outlet high quality food items for which Franchisor does not presently have specifications. The Approved Products and the Intellectual Properties presently authorized for use are shown on Exhibit A and Exhibit B, respectively.

          3.3 The License does not include the right to sell any product for resale, the right to sell any product at or from any place except the Outlet, or the right to prepare any Approved Product at any place other than the Outlet. This License also does not include the right to deliver products beyond the Territory. Provided, that Franchisee may engage in catering and special event sales in strict accordance with Franchisor's catering and special event procedures, which procedures are subject to change from time to time by Franchisor. Franchisee shall give Franchisor at least thirty (30) days (or such shorter period as may be reasonable under the circumstances) advance notice of any special event sale (such as fairs, athletic events, and conventions). Provided further, that Franchisee may engage in delivery sales in accordance with procedures and standards established by Franchisor.

         3.4 During the License Term, Franchisor shall not use or license others to use any of the Intellectual Properties within the Territory (as defined in Article 1) except as elsewhere specified in this Article 3.

         3.5 Franchisor and its affiliates reserve the right to sell or license others to sell, within the Territory, the following regardless of any impact on the Outlet:

                  (a) through quick-service restaurants or otherwise, food products which bear different trade names, trademarks, and service marks from those licensed hereunder; or

                  (b) any food products sold through grocery or convenience stores, or through other outlets that are primarily for retail goods, or products sold through mail order or catalogue, including products which bear the trade names, trademarks, and service marks; or

                  (c) any food products of any trade name within hotels, theaters or other outlets that serve a primary target market residing or working within the four walls of one facility; or

                  (d) any food products which bear the trade names, trademarks, and service marks at special events; Franchisor must provide Franchisee with thirty (30) days notice of any special event sale, and Franchisee shall have ten
(10) days following its receipt of such notice to elect to participate in that special event; or

                  (e) any goods or services, other than food products, which are identified by any marks, including the Intellectual Properties, through any method of distribution.

         3.6 Franchisor may franchise, license, or allow the use of any of the Intellectual Properties anywhere outside of the Territory regardless of any impact on the Outlet.

4.        License Term and Extension Periods.

          This Agreement shall be in effect for the License Term set forth in
Article 1 hereof. At the expiration of the License Term or any extension thereof, Franchisee may, by written notice to Franchisor at least six (6) months, but not more than twelve (12) months, prior to the expiration of the License Term or any extension thereof, extend the License Term for the Extension Periods up to a maximum aggregate period of fifty (50) years, provided that at the time of such expiration:

                  (a) Franchisee shall not have failed to remedy any breach specified by Franchisor in any notice hereunder;

                  (b) Subject to the terms of Articles 11.2 and 11.3, Franchisee shall agree to make such capital expenditures as may be reasonably required to renovate and modernize the Outlet, its signs, and its equipment so as to reflect the image of Uno outlets;

                  (c) Subject to the terms of Articles 11.2 and 11.3, if renovation and modernization of the Outlet are not possible or feasible, Franchisee shall relocate the Outlet within the Territory or such other area as may be approved by Franchisor, in writing;



                  (d) Franchisee shall execute a new Unit Franchise Agreement in the form then being used by Franchisor, but without payment of any Unit Franchise Fee, any increase in the Continuing License Fee, or any change in renewal or assignment provisions;

                  (e) All monetary obligations owed to Franchisor, its subsidiaries, and its affiliates, to all trade creditors of Franchisee, and to Franchisee's landlord (if any) must be current; and

                  (f) Franchisee shall not have committed two or more breaches of this Agreement of a substantial nature within the twenty four (24) months preceding the extension.

5.        License Fee.

         5.1 Upon the execution hereof, Franchisee shall pay to Franchisor the non-refundable Unit Franchise Fee.

         5.2 In the event no site is designated and approved pursuant to Article 10, and a lease or purchase agreement is not executed with respect to the Outlet premises within six (6) months after the Unit Franchise Agreement Date, then Franchisee or Franchisor may terminate this Agreement in accord with the provisions of Article 10.1, in which event the Unit Franchise Fee will not be refunded, and this Agreement shall be null and void.

         5.3 Upon the opening of the Outlet for business, on or before the 25th day of each month, Franchisee shall, with or without notice from Franchisor, pay to Franchisor the non-refundable Continuing License Fee for the immediately preceding month or partial month, but not less than the non-refundable Minimum Continuing License Fee. Each such payment shall be accompanied by a statement as to the relevant Gross Revenues, and the statement shall be in such form and detail as may be requested by Franchisor from time to time.

6.        Gross Revenues.

         6.1 No mention of products or services in this Article is intended to mean or imply that such products or services are approved for sale at the Outlet.

         6.2 For purposes of this Agreement, Gross Revenues includes the total of all monies and receipts derived from products prepared or sold, and services performed, at the Outlet, at special events, or from catering, from all sales and orders made, solicited, or received at the Outlet or at special events, and from all other business whatsoever conducted at or from the Outlet, whether such revenues are evidenced by cash, credit, checks, gift certificates, scrip, food stamps, coupons (but see Subarticle 6.3(b) below), services, property, or other means of barter or exchange, and whether such sales are of food, beverages, tobacco products, vending machine items, services, merchandise, or products of any nature whatsoever.

         6.3 Gross Revenues shall not include: (a) sales taxes or other taxes measured on the basis of the gross revenues of the business, imposed by governmental authorities directly on sales and collected from customers, provided, such taxes are in fact, paid by Franchisee to the appropriate governmental authorities, (b) promotional or discount coupons, but only to the extent that Franchisee realizes no revenue therefrom, (c) tips collected and paid by Franchisee to employees, or (d) employee meals, to the extent not paid for by an employee. Cash refunded and credit given to customers (not including receivables uncollectible from customers) shall be deducted in computing Gross Revenues, to the extent that such cash, credit, or receivables represent amounts previously included in Gross Revenues on which a Continuing License Fee was paid. However, Franchisee is not permitted to reduce gross revenues by netting out associated expenses, e.g., if a Franchisee sells products to a delivery service for a discounted price, and the delivery service collects the full price from the customer, Franchisee must include the full price in gross revenues. Similarly, credit card fees may not be deducted either. Franchisor views these items as an expense or cost of doing business, rather than a "discount," and gross revenues may not be reduced by expenses or costs of doing business.

         6.4 Gross Revenues shall be deemed received by Franchisee at the time the products, merchandise, or services from which they derive are delivered or rendered, or at the time the relevant sale takes place, whichever occurs first. Gross Revenues consisting of property or services shall be valued at the retail prices applicable and in effect at the time such Gross Revenues are received.

7.        Records, Information Systems  and Audits; Late Payment Charge.

         7.1 Franchisee shall, in a manner and form satisfactory to Franchisor, prepare, on a current basis, complete and accurate records concerning Gross Revenues and all financial, operating, marketing, and other aspects of the Outlet and the business conducted under this Agreement, and maintain an accounting system which fully and accurately reflects all aspects of the Outlet and such business, including such uniform standards and reports as may be required by Franchisor. Such records shall include, but not be limited to, books of account, tax returns, daily reports, statements of Gross Revenues (to be prepared each month for the preceding month), profit and loss statements (to be prepared at least quarterly), and balance sheets (to be prepared at least annually), cash register reports, including the electronic journal and used guest checks. Franchisee also shall submit to Franchisor current financial statements and such other reports as Franchisor reasonably may request in order to evaluate or compile research data on any aspect of the Outlet or its business. All financial data, with respect to Franchisee's business, required to be submitted to Franchisor shall be for Franchisor's use, and shall be kept confidential by Franchisor and not distributed or otherwise made available to other Franchisees, prospective Franchisees, or third parties, except as necessary for generating financial information to be used among franchisees and company personnel in analyzing and comparing area restaurant performances without identifying individual restaurants, or to support earnings claims in Franchisor's then current Uniform Franchise Offering Circular. The records required under this Article 7.1 pertain only to Franchisee's operations of "Uno" restaurants. Franchisor has no right to inspect, audit, or copy the records of Franchisee or of Franchisee's affiliates that pertain to business activities unrelated to the Outlet or the Intellectual Properties.

         7.2 From the date hereof until three (3) years after the end of the License Term, Franchisor or its authorized agent shall have the right to request, receive, inspect, and audit, at all reasonable times, any or all of the records referred to above, wherever they may be located. Franchisee agrees to keep all records and reports for three (3) years from the date when made. If any such inspection or audit discloses a deficiency in the payment of any royalty, advertising fee, or other amount required to be paid under this Agreement, Franchisee shall immediately pay the deficiency to Franchisor, provided the deficiency exceeds $50.00, without prejudice to any other remedy of Franchisor hereunder. In addition, if the deficiency for any audit period equals or exceeds two (2%) percent of the correct amount of royalties or advertising fee due, Franchisee shall also immediately pay to Franchisor the entire cost of such inspection or audit (including but not limited to travel, lodging, meals, salaries, and other expenses of the inspecting or auditing personnel), as well as the costs of the next follow-up audit that Franchisor may perform. For the purposes of this Article 7.2, an audit period shall be each full fiscal year of Franchisor and, in the case of the fiscal year at the time of any audit, the audit period shall commence at the beginning of that fiscal year and extend through the most recently completed fiscal period (four or five weeks) of Franchisor. If the audit discloses an overpayment of royalties, Franchisor will promptly pay the amount of such overpayment to Franchisee, provided that the amount exceeds $50.00.

          7.3 To encourage prompt payment and to cover the costs and expenses involved in handling and processing late payments, Franchisee also shall pay, upon demand, a late payment charge at the rate of up to one and one-half (1-1/2%) percent per month of all payments due to Franchisor pursuant to any provision of this Franchise Agreement which are unpaid, but not more than the highest rate permitted by law. Notwithstanding the foregoing, each failure to pay license fees, advertising fees, and other amounts payable to Franchisor when due may result in material breach of this Agreement pursuant to Article 19.3..

          7.4 In order to facilitate preparation, accuracy and inspection of records, as well as customer service, Franchisee shall fully utilize Franchisor's designated computer hardware and software systems for point of sale information and controls. Furthermore, Franchisee shall allow Franchisor access to such systems for the purpose of sourcing information on operation of the Outlet.

8.        Advertising.

          8.1 Upon the opening of the Outlet for business, and during the entire License Term, Franchisee shall pay the non-refundable Business Co-op Fee to Franchisor. This fee shall cover Franchisee's share of advertising, marketing, training and inspection costs that are incurred by Franchisor for the benefit of the System. These costs shall include, without limitation, the following: salaries for people who are dedicated to ad development, marketing and production support; assessments for administrative costs and overhead for such people; costs for marketing, advertising, and production activities; training films; inspections and related functions. Such payments will be made on or before the 25th day of each month for the immediately preceding month. Franchisee recognizes that Franchisor is under no obligation to ensure that expenditures to benefit the System are proportionate to contributions of Franchisee for any given market and that the manner in which these funds are spent shall be at the sole discretion of Franchisor.

         8.2 Franchisee agrees that Franchisor shall have the right, in its discretion, to designate any geographical area (e.g., an area of dominant influence or "ADI") as a region for purposes of establishing an advertising association ("Association"). An Association may be composed of one or more Uno restaurants operated by Franchisor and/or one or more Uno restaurants operated by Franchisee or another franchisee of Franchisor. If an Association has been established for the geographic area in which Franchisee's Outlet is located at the time Franchisee commences business hereunder, Franchisee shall immediately execute such documentation as required by Franchisor and become a member of such Association. If an Association applicable to the Franchisee's Outlet is established at any later time during the term of this Agreement, Franchisee shall execute such documentation as required by Franchisor and become a member of the Association no later than thirty (30) days after the date on which the Association commences operation as provided below:

                  (a) Each Association shall be organized and governed in a form and manner, and shall commence operation on a date, approved in advance by Franchisor in writing.

                           (i) Each Association shall be organized for the
purposes of, and all contributions pursuant to Article 8.2(a)(iii) and any earnings thereon shall be used exclusively to meet any and all costs for, maintaining, directing and preparing advertising and/or promotional activities (including, among other things, the cost of preparing and conducting television, radio, magazine and newspaper advertising campaigns, direct mail and outdoor billboard advertising; marketing surveys and other public relations activities; employing advertising agencies to assist therein; and providing promotional brochures and other marketing materials to the Outlet operated under the System) in connection with regional advertising. Such monies shall also be used to defray Franchisor's reasonable administrative costs and overhead as Franchisor may incur in activities reasonably related to the administration or direction of the Association or related to any advertising program conducted by or on behalf of the Association. The Association is operated solely as a conduit for the collection and expenditure of advertising contributions for the purposes stated herein.

                           (ii) No advertising or promotional plans or materials
may be used by an Association or furnished to its members without the prior approval of Franchisor. All such plans and materials shall be submitted to Franchisor in accordance with the procedure set forth in Article 8.4 hereof.

                           (iii) Franchisee shall contribute to the Association
such amount as prescribed by the Association, at such times and in such manner as prescribed by the Association, and shall submit to the Association and to Franchisor such other statements or reports as may be required by Franchisor or by the Association with Franchisor's prior written approval. Franchisee's obligation to provide such statements or reports shall be subject to Article 7.

                  (b) Franchisor, in its sole discretion, may grant to any franchisee an exemption for any length of time from the requirement of membership in an Association, upon written request of such franchisee stating reasons supporting such exemption. Franchisor's decision concerning such request for exemption shall be final.

          8.3 No action taken by any Association shall diminish Franchisee's obligations to pay the Business Co-op Fee or any other fee due to Franchisor hereunder, but shall count toward Franchisee's Minimum Local Advertising Expense obligations.

          8.4 Franchisee shall submit a sample of each type of advertising material to Franchisor prior to use, and, upon receipt of such material, Franchisor shall have ten (10) working days to approve or disapprove the material. If Franchisor takes no action within said ten (10) days, Franchisee may use the material submitted. Franchisor may disapprove if, in its sole discretion, the material is offensive, inaccurate, strategically inappropriate, potentially harmful to the Intellectual Properties or otherwise injurious to the Franchisor or Franchisees. Any expenditures for advertising that Franchisor has not approved shall not be counted toward satisfaction of Franchisee's Minimum Local Advertising Expense.

          8.5 Franchisee shall install and, at all times during the term of this Agreement, maintain an outdoor sign in a prominent location in accordance with Franchisor's sign specifications in effect from time to time, or as approved, in writing, by Franchisor, unless prohibited from doing so by applicable laws and regulations. Franchisee shall use Franchisee's best efforts to obtain any permit or variance required in order to allow the installation and maintenance of an outdoor sign, as described herein.

          8.6 During the License Term, Franchisee shall advertise, at all times, in the classified or yellow pages of the local telephone directory under the listings of "Restaurants" or "Pizza," using mats approved, in advance, by Franchisor, and such advertising shall count toward Franchisee's Minimum Local Advertising Expense obligations.

          8.7 During the License Term, Franchisee shall, in addition to the other requirements of this Article 8, expend, each year, an amount at least equal to the Minimum Local Advertising Expense, on local advertising, public relations, and promotion, subject to the requirements of Article 8.4. The food discount cost of coupons or gift certificates shall not be counted in calculating dollars spent to satisfy Minimum Local Advertising Expense. At the request of Franchisor, Franchisee shall furnish, to Franchisor, an accurate accounting of the previous month's expenditure on local advertising, public relations, and promotion, in form and content satisfactory to Franchisor. Franchisor, at its option, may make available to Franchisee all advertising and promotional materials for other Outlets which are used by it, its affiliates, or other franchisees on a regular basis.

          8.8 Franchisor also reserves the right to assess the Franchisee for contributions to a system wide media fund which shall be designed to facilitate media market spending in a way that benefits the System through cooperative purchasing of media, (the "System Wide Media Fund"). The System Wide Media Fund can be implemented on a National, local or regional basis. Such assessment, if made, shall be included in the calculation of Franchisee's Minimum Local Advertising Expense. Upon establishment of the System Wide Media Fund by Franchisor, Franchisee's obligations shall be as follows:

                  (a) On the twenty-fifth (25th) day of each month during the term of this Agreement, Franchisee shall contribute an amount designated by Franchisor, but not to exceed one percent (1%) of Franchisee's Gross Revenues for the preceding month for advertising and promotional purposes in the manner provided in Article 6.

                  (b) Franchisee agrees that the System Wide Media Fund shall be maintained and administered by Franchisor or its designee, as follows:

                           (i) Franchisor shall oversee all advertising and
promotional programs with sole discretion to approve or disapprove the creative concepts, materials and media used in such programs, and the placement and allocation thereof. Franchisee agrees and acknowledges that the System Wide Media Fund is intended to maximize general public recognition and acceptance of the Intellectual Properties for the benefit of the System.

                           (ii) The System Wide Media Fund, all contributions
thereto, and any earnings thereon shall be used exclusively by Franchisor to purchase radio, television or print media on a local, regional or national basis.

                           (iii) Franchisee shall contribute to the System Wide
Media Fund by separate check made payable to the System Wide Media Fund. All sums paid by the Franchisee to the System Wide Media Fund shall be maintained in an account separate from the other monies of Franchisor and shall not be used to defray any of Franchisor's expenses, except for such reasonable administrative costs and overhead as Franchisor may incur in activities reasonably related to the administration or direction of the System Wide Media Fund and advertising programs for franchisees and the System as set forth in Article 8.8(b)(ii) hereof. The System Wide Media Fund and its earnings shall not otherwise inure to the benefit of Franchisor. Franchisor or its designee shall maintain separate bookkeeping accounts for the System Wide Media Fund.

                           (iv) It is anticipated that all contributions to and
earnings of the System Wide Media Fund shall be expended for advertising and/or promotional purposes as described herein during the taxable year within which the contributions and earnings are received. If, however, excess amounts remain in the System Wide Media Fund at the end of such taxable year, all expenditures in the following taxable year(s) shall be made first out of accumulated earnings from previous years, next out of earnings in the current year, and finally from contributions.

                           (v) The System Wide Media Fund shall not be an asset
of Franchisor or its designee. The System Wide Media Fund is operated solely as a conduit for the collection and expenditure of advertising contributions for the purposes stated herein. A statement of the operations of the System Wide Media Fund as shown on the books of Franchisor or its designee shall be prepared annually by Franchisor and shall be made available to Franchisee upon Franchisee's request.

                           (vi) Although the System Wide Media Fund is intended
to be of perpetual duration, Franchisor maintains the right to terminate the System Wide Media Fund. The System Wide Media Fund shall not be terminated, however, until all monies in the System Wide Media Fund have been expended for advertising and/or promotional purposes.

9.        Services by Franchisor.

         The Unit Franchise Fee and the Continuing License Fee are paid for the License and not for services rendered by Franchisor, and any failure by Franchisor to provide services shall not excuse Franchisee from paying the Unit Franchise Fee or the Continuing License Fee. Franchisor shall offer to Franchisee such initial and continuing services as Franchisor deems necessary or advisable in connection with furthering the business of Franchisee and the System, and in connection with protecting the Intellectual Properties and goodwill of Franchisor, all within the sole and absolute discretion of Licensor. Such initial and continuing services may include assistance in restaurant layout, design, and equipment specification; on-site assistance with respect to pre-opening and opening activities; the furnishing of the Confidential Operating Manual and recipes, and updates thereto; the provision of operating advice and training, pursuant to Article 13., at Franchisor's designated location (which may be an operating outlet), or otherwise on a continuing basis through its representatives; further refinement of products and equipment, and engineering research and development which, in Franchisor's opinion, may be beneficial to Franchisee's operations; recommending such accounting and business procedures which Franchisor believes may be of value; and scheduling and holding, from time to time, local, regional, and national meetings and seminars for the advancement and dissemination of its methods in processing and marketing Approved Products. Franchisor may, upon advance notice, make reasonable charges for services provided to any Franchisee or group of Franchisees on an optional basis. Franchisor may offer certain products for sale to its franchisees for use in their operations, but is not bound to do so, except for ensuring (subject to causes or conditions beyond Franchisor's control) a source for items which incorporate Franchisor's trade secrets and are essential for the operation of the Outlet.

10.       Location of Outlet; Lease; Construction; Opening for Business.

          10.1 If no location is specified for the Outlet in Article 1, Franchisee, at its sole cost and expense, shall be responsible for locating and designating a site for the Outlet within the area specified in Article 1, and for constructing and equipping an Uno outlet at such location in accordance with Franchisor's standards. Request for approval of such site along with a complete site package, including demographic information, pro forma business plan and any other information designated by Franchisor, shall be submitted, in writing prior to commencement of negotiations or expenditures for such site, to Franchisor's applicable Vice President for acceptance, which shall be deemed given if Franchisor does not specify its objections, in writing, within twenty (20) working days. Franchisee is solely responsible for taking all steps necessary to obtain approval of and open the Outlet in timely fashion in accord with any applicable development schedule agreed to in writing by Franchisor and Franchisee. Franchisee and Franchisor acknowledge that the location of the Outlet is a major factor in the Outlet's potential for success, and Franchisor may reject any location in its discretion if the location does not meet Franchisor's criteria for site selection. Franchisor makes no representations or warranties with respect to the availability of appropriate locations, or the suitability or potential of locations which it approves. Franchisor's approval of a location merely reflects its bonafide belief that the proposed location appears to be suitable for the development of an Uno restaurant. Franchisee shall provide Franchisor with such information and data as Franchisor may reasonably request in connection with its evaluation of the location, including, without limitation, the cost of acquisition, development, and construction and, if the property is to be leased by Franchisee, a copy of such lease. Any location inspection shall be made solely at the option of Franchisor, and shall not be deemed to impose any liability, obligation, or responsibility on Franchisor for the construction of the Outlet or otherwise.

          10.2 If the Outlet is to be leased by Franchisee, such lease shall be subject to Franchisor's reasonable approval and shall provide: (i) that upon termination of this Agreement for any reason provided in this Agreement, Franchisor or its designee shall have the option, for thirty (30) days, to assume the remaining obligations of Franchisee under the lease without responsibility for any liability accruing pursuant to the lease prior to the effective date of the assignment, or to execute a new lease for the remaining term on the same or more favorable terms and conditions that existed between landlord and Franchisee; (ii) that copies of all notices of default under the lease shall be sent to Franchisor; (iii) that, in the event of Franchisee's default under the lease, Franchisor or its designee shall have an opportunity to cure such default and assume the remaining obligations of Franchisee under the lease, but shall not have any obligation to do so; and (iv) that all signs, advertising, logos, or other forms or insignia indicative of the System or products, be removed from the premises demised under the lease in the event that Franchisee, Franchisor, or its designee is not the tenant under the lease, or upon termination of this Agreement.

          10.3 Franchisee agrees to construct (or renovate) and equip the Outlet, at Franchisee's expense, in a good and workmanlike manner, in conformity with all applicable laws, rules, regulations, and requirements, and in accordance with the guidelines of Franchisor, or, subject to Franchisor's prior written approval, the plans and specifications of Franchisee. All plans, specifications, or modifications proposed by Franchisee shall be submitted to Franchisor within a reasonable time prior to the commencement of construction, and shall be modified as reasonably requested by Franchisor. Franchisee agrees to make such changes as recommended by Franchisor for periodic improvement of equipment or facilities whenever feasible within the space and configuration of the Outlet.

          10.4 Franchisee will forthwith cause any mechanics' liens, materialmen's liens, or other liens which may be recorded or perfected, or which may otherwise attach to all or any portion of the Outlet, as a result of work done by or for Franchisee, to be discharged or released of record, or fully bonded. In the event that the Outlet is not open for business on or before the Outlet Open for Business Date (see Subarticle 1(p) of this Agreement), other than as a result of a "force majeure" or acts or omissions of Franchisor, Franchisor may terminate this Agreement by thirty (30) days prior written notice unless the Outlet shall open for business pursuant to the terms of this Agreement within such thirty (30)-day period. For purposes of this Agreement, "force majeure" shall mean certain events including, but not limited to, acts of God, unforeseen unavailability of raw materials or supplies, inability or unavoidable delay in obtaining necessary equipment, approvals, permits, or licenses, and unavoidable labor disputes.

          10.5 No Outlet may be opened until such time as Franchisor reasonably agrees that all construction has been completed satisfactorily, that the designated managers and all employees of Franchisee have been duly trained, that the Outlet is ready for opening in all other respects (including, without limitation, menus, signboards, inventory, uniforms, furniture, fixtures, and equipment), that the Unit Franchise Fee has been paid in full, that certificates of insurance have been furnished in accordance with Article 15, that Franchisee is in compliance with all of the terms of this Agreement, including, without limitation, those set forth in Article 13, and that all items contained in Franchisor's Opening Checklist (contained in the latest version of the Confidential Operating Manual) have been completed to Franchisor's satisfaction. Franchisee acknowledges that any opening for business prior to satisfaction of all of the foregoing conditions will be seriously detrimental to the financial prospects of the Outlet and will irreparably damage the goodwill and reputation of Franchisor.

11.       Maintenance and Upgrading of Outlet.

          11.1 Subject to the terms of this Article 11, as well as the terms of
Article 12, and particularly Articles 11.2, 11.3, and 12.4, Franchisee shall, at all times, comply, and cause the Outlet to comply, with all standards, specifications, processes, procedures, requirements, and instructions of Franchisor regarding the Outlet's physical facilities, including the layout of furnishings and fixtures, and facilities at which, or by means of which, Franchisee is permitted, by Franchisor, to store, handle, prepare, or transport Approved Products or ingredients. Franchisee shall maintain the Outlet and any parking areas in good condition, and such parking areas shall be kept free of snow and other obstructions.

          11.2 Franchisee, from time to time, shall remodel or upgrade the Outlet in accordance with Franchisor's standards for Outlets in the System. Franchisee shall bear the entire cost thereof, and of adding equipment and altering the Outlet.

12.       Confidential Manuals.

          12.1 Franchisee hereby acknowledges receipt and loan of a copy of the Pizzeria Uno Recipe Manual, the Bar Manual, the Host Manual, the Server Manual, the Dish and Kitchen Maintenance Manual, the Prep Manual, the Cook's Manual, the Manager In Training Manual, the Quality Assurance Manual, the HazMat Manual, the Facilities Management Manual, and the Confidential Operating Manual, also known as the Management Operations Manual, (together, known as the "Manuals"). The Manuals shall remain the sole property of Franchisor at all times; Franchisee agrees to return the Manuals to Franchisor immediately at the expiration or sooner termination of this Agreement.

          12.2 Franchisee shall treat the contents of the Manuals as confidential at all times, and shall never copy, duplicate, record, or otherwise reproduce the Manuals, in whole or in part, or otherwise make the contents of the Manuals available to any person, other than those persons employed by Franchisee to whom disclosure is necessary to enable Franchisee to operate the Outlet under the terms of this Agreement, and Franchisee shall not permit any such prohibited act from being done by another.

          12.3 Franchisor, from time to time, may revise the Manuals to reflect changing needs of customers, employees, governmental entities or other pertinent people or entities. The periodic revisions may include, but are not limited to, changes with respect to:

                  (a) Advertising and promotions;

                  (b) Intellectual Properties;

                  (c) Equipment and supplies;

                  (d) Employee uniforms;

                  (e) Internal and external design and layout of the Outlet;

                  (f) Accounting and reporting systems and forms;

                  (g) Insurance requirements;

                  (h) Operating procedures; and

                  (i) Menu changes.

          12.4 Franchisee agrees to operate the Outlet in accordance with the Manuals and to be responsible for ensuring strict compliance with the standards, specifications, requirements, and instructions presently set forth therein, and with any and all subsequent amendments and supplements thereto. Failure to comply with the standards set forth in the Manuals, as periodically updated, shall constitute a material breach of this Agreement.

13.       Compliance with Standards.

          13.1 Franchisee, consistent with the terms of this Agreement, shall develop diligently the Outlet and use its best efforts to market and promote the Required Products and the Optional Products which are offered for sale.

          13.2 Subject to the terms of this Agreement, including Articles 2, 11 and 12, and particularly Articles 11.2 and 12.4, during the License Term, Franchisee shall comply strictly with all present and future standards, specifications, processes, procedures, requirements, and instructions of Franchisor regarding the operation of the Outlet, including, but not limited to, the following:

                  (a) Franchisee or the designated Control Person(s) (see
Article 13.7) must devote full time to the supervision, management, and operation of the Outlet.

                  (b) Franchisee or its designated Control Person(s), and all employees at the Outlet must attend and complete such courses, programs, and seminars at such locations as Franchisor reasonably may require, from time to time, and Franchisee shall pay all salary, travel, hotel, meal, and other expenses of persons attending. Initial training is required for a minimum of three (3) management employees of Franchisee's choice, which shall include training at Franchisor's headquarters and at a company outlet. Such training must be completed satisfactorily at least four (4) weeks prior to the opening of the Outlet. At all times that the Outlet is in operation, a minimum of three (3) employees will be certified by Franchisor's training program.

                  (c) All Approved Products offered for sale at the Outlet must be prepared at the Outlet for sale to customers at the Outlet, except that beverages or "side items," as authorized by Franchisor, may be prepared elsewhere, but any such authorization shall be subject to change or termination by Franchisor.

                  (d) Each additional Required Product introduced into the Outlet must be offered for sale on a continuing basis at the Outlet at the time and in the manner required by Franchisor.

                  (e) No product, except Approved Products, may be prepared, offered for sale, or sold at or from the Outlet.

                  (f) Promptly upon the request of Franchisor, the marketing of any Optional Product must be discontinued.

                  (g) Only signs and menuboards, advertising and promotional material, equipment, supplies, uniforms, paper goods, packaging, furnishings, fixtures, food items, recipes, and food ingredients which meet Franchisor's standards and specifications (as established from time to time) shall be used at the Outlet or in connection with its business.

                  (h) All equipment, signs, menuboards, supplies, and other items necessary in connection with adding new Approved Products must be acquired, installed, and utilized, and the marketing of such new Approved Products must begin at the Outlet as reasonably required by Franchisor.

                  (i) Equipment, signs, menuboards, supplies, and other items must be added, eliminated, substituted, and/or modified at the Outlet as soon as practicable, in accordance with changes in Franchisor's specifications and requirements.

                  (j) The Outlet and everything located at the Outlet must be maintained in first-class condition and repair, and must be kept clean, neat, and sanitary; the Outlet must be adequately lighted and operated in a clean, wholesome, and sanitary manner, consistent with Franchisor's requirements; all maintenance, repairs, and replacements reasonably requested by Franchisor or needed in connection with the Outlet must be promptly made; and all employees must be clean and neat in appearance.

                  (k) No alterations of the Outlet materially affecting the image of the Outlet may be made, except at Franchisor's written request or with Franchisor's prior written approval, and any such alterations must strictly conform to specifications and requirements established or approved by Franchisor.

                  (l) The Outlet and its business must comply with all applicable laws, ordinances, rules, regulations, and other requirements.

                  (m) Such advertising materials as may be furnished by Franchisor, from time to time, may be used only in accord with Franchisor's directions.

                  (n) The Outlet must be open for business every day during the License Term for the standard hours of operation for Franchisor's company operated Pizzeria Uno full-service restaurants (or such later time as may be permitted or such earlier time as may be required by applicable licensing laws and local conditions), or such other hours reasonably approved by Franchisor, except such days as the Outlet is closed for repairs, pursuant to Article 17 (Condemnation and Casualty), or as approved in writing by Franchisor. Hours of operation must be posted.

                  (o) The employees, the equipment and supplies, the inventory, and other items on hand at the Outlet must be, at all times, sufficient to meet efficiently the anticipated volume of business.

                  (p) All debts and taxes arising in connection with the Outlet and its business, except those duly contested in a bonafide dispute, must be paid when due, including, but not limited to, debts payable to Franchisee's landlord, Franchisor, Franchisor's affiliates, and Franchisee's distributors and other creditors.

                  (q) All necessary and appropriate measures must be taken to avoid an unsatisfactory or equivalent safety, sanitation, or health rating, at any time, from any governmental agency or authority; conditions or practices disapproved by any such agency or authority must be promptly corrected, except that, with Franchisor's prior approval, Franchisee may contest the action by such agency or authority as being arbitrary, capricious, unfair, and/or unwise.

                  (r) All dealings and transactions with customers, suppliers and other parties must be fair and honest.

          13.3 In prescribing standards, specifications, processes, procedures, requirements, or instructions under Article 13.2, any other provision of this Agreement, or otherwise, Franchisor shall take no part in determining the prices charged by Franchisee for products or services of any kind, and shall not have control over the day-to-day managerial operations of the Outlet.

          13.4 Franchisor and its representatives shall have the right, during business hours and at all other reasonable times, to enter and inspect the Outlet and all other facilities used for the preparation, storage, sale, and transportation of any Approved Products, to discuss with Franchisee, or such other people as Franchisee may designate, all matters that may pertain to compliance with this Agreement and with Franchisor's standards, specifications, requirements, instructions, and procedures, to take photographs of the Outlet and such other facilities, and to buy samples of food products and other items at the Outlet and other points-of-sale. Franchisor and its representatives also shall have the right, under the supervision of Franchisee or Franchisee's designees, to collect such samples at any other facilities under the control of Franchisee. Franchisee shall cooperate, in all respects, with Franchisor in its exercise of rights under this Article, provided that Franchisor's exercise of such rights will not interfere unreasonably with the conduct of Franchisee's business.

          13.5 When an Optional Product is sold in the United States by 90% of all full-service Pizzeria Uno restaurants operated by Franchisor, or one-half of the Outlets operating under the System, then, on advance notice of at least three (3) months, Franchisor may specify such Optional Product as a Required Product. Such Optional Product shall not be deemed a Required Product if Franchisee demonstrates to Franchisor's reasonable satisfaction that (1) a substantial capital improvement is required, that would result in a material hardship to Franchisee, and (2) a material reduction in sales or profitability would result therefrom.

          13.6 Required Products include alcoholic beverages, including beer, wine, and liquors. Franchisee must be authorized legally to sell alcoholic beverages at all times permitted by law that the Outlet is open for business, and Franchisee agrees to obtain and maintain, in full force and effect, all permits, licenses, and authorizations necessary for the sale of alcoholic beverages which are, from time to time, in the Required Products for consumption at the Outlet.

          13.7 Franchisor expects Franchisee to be or to designate the Control Person for the Outlet. As used in this Agreement, "Control Person" means the person(s) having direct responsibility for all operations of the Outlet on a day-to-day basis. Each Control Person shall be a supervisor who is not a single unit manager and shall be approved by Franchisor.

          13.8 If Franchisee has, in Franchisor's sole judgment, insufficient Uno or other food service experience, then, at Franchisor's request, Franchisee shall designate, as Control Person, a person having such experience. Any change in the Control Person shall be subject to the approval of Franchisor. The Control Person may receive notices in accord with Article 24.9 in lieu of or addition to other persons designated in that Article.

14.       Purchase of Equipment and Supplies.

         14.1 Franchisee shall have the right to purchase directly, from any approved manufacturer, the equipment, paper goods, and other products required for the Outlet. As to certain proprietary food and seasoning products, Franchisor reserves the right to approve only one manufacturer, not affiliated with Franchisor, notwithstanding the provisions of Article 14.3.

          14.2 Franchisor shall promptly furnish to Franchisee, upon Franchisee's written request, the then current standards and specifications applicable to any equipment, supplies, trademarked paper goods, or other products required by Franchisor, provided that Franchisor shall not be obligated to disclose any of its trade secrets. In addition, Franchisor promptly shall furnish to Franchisee, upon Franchisee's written request, the names and addresses of all manufacturers, currently approved by Franchisor, from whom such equipment, supplies, trademarked paper goods, and other products may be purchased.

          14.3 If Franchisee desires to purchase the required products from a manufacturer not then approved by Franchisor, Franchisee shall provide Franchisor with all information regarding such manufacturer reasonably requested by Franchisor, and, upon Franchisor's request, the manufacturer may be required to provide Franchisor with samples of such products. Any tests required by Franchisor to determine whether the products meet Franchisor's standards and specifications shall be performed by or under the direction or supervision of Franchisor but at the cost of the manufacturer. Upon the completion of any such tests and any other procedures required by Franchisor, Franchisor shall determine whether the goods are of sufficient quality, and whether the manufacturer possesses adequate capacity and facilities to supply Franchisee's needs in the quantities, at the times, and with the reliability requisite to an efficient operation. Franchisor then shall advise Franchisee and the manufacturer promptly as to whether the manufacturer has been approved as a source of supply of the products involved, and of the basis for its decision. Franchisor shall not be required to approve sources of equipment, paper goods, or other products which do not meet Franchisor's standards and specifications.

          14.4 Franchisor may, from time to time, review the quality of the equipment, supplies, paper goods, and other products produced or supplied by approved manufacturers (and their capacity and facilities), and shall have the right to monitor the production, use, and ultimate disposition of items bearing Franchisor's Intellectual Properties. On the basis of such review and monitoring, Franchisor may remove such manufacturers from the list of approved sources. In such event, Franchisor shall promptly advise Franchisee of such action.

14.5 It shall be a material breach of this Agreement for Franchisee to wilfully or repeatedly make late or inadequate payments to any supplier or manufacturer to which a debt is lawfully owed.

15.       Insurance and Indemnification.

          15.1 Franchisee, upon commencement of the License Term, shall purchase and obtain, and, at all times thereafter, maintain, in full force and effect:

                  (a) Workmen's Compensation insurance, in amounts prescribed by law;

                  (b) Fire, lightning, extended coverage, vandalism and malicious mischief, and sprinkler leakage insurance on the Outlet and all fixtures, equipment, supplies, and other property used in the operation of the Outlet, for not less than eighty (80%) percent of the cash value of the same, except that an appropriate deductible clause shall be permitted;

                  (c) Comprehensive general liability (including liability relating to the serving of alcoholic beverages) insurance and product liability insurance coverage in such amounts and upon such terms as may from time to time be customary for restaurant businesses located in the Territory, such amounts not to be less than one million dollars per occurrence, insuring both Franchisee and Franchisor (as an additional insured party) against all claims, suits, obligations, liabilities, and damages, including attorneys' fees, based upon or arising out of actual or alleged personal injuries and/or property damage resulting from, or occurring in the course of, or on or about, or otherwise relating to, the use or condition of the Outlet;

                  (d) Such additional insurance as may be required by the terms of any lease for the Outlet; and

                  (e) Business interruption insurance sufficient to pay rent and other monthly obligations, such as the Minimum Continuing License Fee, in the event of a catastrophe.

          The insurance afforded by the policy or policies respecting liability shall not be limited in any way by reason of any insurance which may be maintained by Franchisor.

          15.2 All policies of insurance required under this Article shall be with responsible companies with a rating by Moody's or A.M. Best of A grade or better qualified to do business and in good standing in the state where the Outlet is located, and shall be in form reasonably satisfactory to Franchisor. Prior to opening for business, Franchisee shall furnish to Franchisor certificates, issued by each of Franchisee's insurers, indicating that all premiums due have been paid, that all required insurance is in full force and effect, and that such insurance will not be terminated or changed without at least thirty (30) days prior written notice from the insurer to Franchisor. Such insurance policies shall also name Franchisor as additional insured. New certificates evidencing renewal of such insurance shall be furnished at least thirty (30) days prior to the date of expiration of each such policy. Within five (5) business days of any request by Franchisor, Franchisee shall deliver a complete copy of each such insurance policy to Franchisor for examination.

          15.3 If Franchisee fails to obtain or maintain adequate insurance, Franchisor, at its election, may obtain and maintain said insurance for and in the name of Franchisee. Within five (5) business days of any written request of Franchisor, Franchisee shall furnish all information necessary to obtain and maintain such insurance, and shall pay all costs thereof.

          15.4 Franchisee shall indemnify, defend, and hold Franchisor harmless against any and all claims, demands, losses, damages (including punitive damages), costs, suits, judgments, penalties, expenses (including reasonable attorneys' fees and amounts paid in settlement or compromise), and liabilities of any kind or nature, whether or not ultimately determined to be meritorious (and including damages suffered by Franchisee or any of Franchisee's property (collectively, "Damages")) arising directly or indirectly out of or in connection with the construction, operation, maintenance, or occupancy of the Outlet, except to the extent that such liabilities arise from the negligence or willful conduct of Franchisor.

         15.5 All fixtures, equipment, signs, merchandise, supplies, and other property, on or about the Outlet, shall be at Franchisee's sole risk and hazard, and if the whole or any part thereof shall be destroyed or damaged in any way or manner, no part of said loss or damage is to be charged to or borne by Franchisor in any case whatsoever, except only to the extent caused by Franchisor's gross negligence.

16.       Intellectual Properties.

          16.1 Franchisee recognizes and acknowledges Franchisor's sole and exclusive ownership of and rights in Franchisor's Intellectual Properties. Any and all goodwill now or hereafter associated with or relating to Franchisor's Intellectual Properties is and shall be the property of Franchisor, and shall accrue directly and exclusively to the benefit and as the property of Franchisor. Nothing contained in this Agreement shall be construed to vest in Franchisee any right, title, or interest in or to Franchisor's Intellectual Properties or the goodwill now or hereafter associated therewith, other than the rights and license expressly granted herein.

          16.2 Franchisee represents, warrants, and agrees that Franchisee shall not (i) directly or indirectly contest or aid in contesting, either during the term of this Agreement or following the termination hereof, the validity or ownership of Franchisor's Intellectual Properties, or (ii) take any action whatsoever in derogation of Franchisor's claimed rights therein, whether now existing or hereafter obtained.

          16.3 Franchisee agrees to use only Franchisor's existing or future Intellectual Properties in connection with the promotion and conduct of the Outlet, only in accordance with the instructions, rules, and procedures established from time to time by Franchisor.

          16.4 Franchisee shall cause Franchisor's trademarks, service marks, trade names, logotypes, commercial symbols, and copyrighted materials to be reproduced exactly and accurately and, when required by Franchisor, shall mark all materials bearing or comprising the same with the appropriate symbols (i.e., (TM), (C), (R), or (sm)).

          16.5 Franchisee shall not use the trademarks, service marks, trade names, logotypes, commercial symbols, or copyrighted materials in its own corporate or other entity name, but shall take such steps as shall be approved, in writing by Franchisor, to register the name "Uno Restaurant" so as to be able to operate the Outlet under the name "Uno Restaurant." With the exception of the registration of a d/b/a or an assumed named certificate in connection with the operation of the Outlet, Franchisee will not register or attempt to register Franchisor's names or marks in its own name or in the name of any other entity.

          16.6 Franchisee immediately shall provide Franchisor with all information it has about the source and dissemination of any suspected or known libel, defamation, infringement or threatened infringement or piracy of or challenge to the Intellectual Properties used in Franchisor's System, and Franchisee shall assist and cooperate with Franchisor in taking such action, at Franchisor's cost and expense, as Franchisor deems appropriate to protect the System.

          16.7 Immediately upon the expiration or sooner termination of this Agreement, Franchisee shall: (i) cease and forever abstain from using any of the Intellectual Properties; (ii) take all actions necessary to cancel any d/b/a or assumed name registration containing any of the foregoing; and (iii) furnish Franchisor evidence satisfactory to Franchisor of compliance with the foregoing obligations within thirty (30) days after said expiration or sooner termination.

          16.8 Franchisee acknowledges that Franchisee had no part in creating or developing, no prior knowledge of, and no rights or claims in or to, any element of the System. Franchisee agrees that all materials loaned or otherwise made available to Franchisee hereafter shall be kept confidential by Franchisee and shall remain the property of Franchisor. Franchisee, at no time, shall disclose, exhibit, or reproduce any confidential element of the System which becomes known to Franchisee, whether through or at the direction of Franchisor, or in any other manner whatsoever, except to those persons employed by Franchisee to whom disclosure must be made to enable Franchisee to operate the Outlet under the terms of this Agreement. After the expiration or sooner termination of this Agreement, Franchisee and Franchisee's employees, if Franchisee is an individual, or any of Franchisee's officers, directors, shareholders, and employees, if Franchisee is incorporated, or Franchisee's employees, trustees, and beneficiaries, if Franchisee is a trust, or Franchisee's employees and partners, if Franchisee is a partnership, and Franchisee's employees, principals, joint venturers, or the like, if Franchisee is some other type of unincorporated entity, shall not disclose, exhibit, or reproduce any such confidential information or trade secrets to any corporation, association, partnership, or person whatsoever. Franchisee recognizes that all confidential elements of the System are trade secrets, that Franchisor has made a substantial investment in the aforesaid trade secrets, and that disclosure of such trade secrets is prohibited. Franchisee agrees to cause its employees and such other persons mentioned in the fourth sentence of this Article 16.8, as may be appropriate, to execute proprietary information agreements containing the provisions of this paragraph, if requested by Franchisor.

          16.9 Except as specifically disclosed in Article XIII of the Franchise Offering Circular, Franchisor represents and warrants, to the best of Franchisor's knowledge, that the Intellectual Properties do not violate or infringe upon any rights of others.

          16.10 If, at any time, in Franchisor's reasonable judgment, Franchisor requires Franchisee to modify or discontinue use of any mark or any of the Intellectual Properties, and/or use one or more additional or substitute trademarks, service marks, or logos, Franchisee shall comply, at Franchisee's expense, with Franchisor's directions to modify or otherwise discontinue the use of such marks, and/or to use one or more additional or substitute marks after reasonable notice thereof by Franchisor.

17.       Lease Termination, Condemnation, and Casualty.

          17.1 Franchisee promptly shall advise Franchisor upon Franchisee's receipt of a notice of default or termination, or a notice to quit under Franchisee's lease, and promptly shall provide Franchisor with a copy of each such notice. Franchisee also shall give Franchisor notice of any proposed taking of the Outlet, or any portion thereof, through the exercise of the power of eminent domain, at the earliest possible time. If the Outlet or a substantial part thereof is to be taken, the Outlet may be relocated within the area specified in Subarticle 1(f)(2), if any, or elsewhere, in each instance, with Franchisor's prior written approval and in accordance with Franchisor's relocation procedures. If Franchisee opens a new outlet at such other location, in accordance with Franchisor's specifications within one year of the closing of the old outlet, the new outlet will thenceforth be deemed to be the Outlet licensed under this Agreement. If such a condemnation or lease termination takes place and a new outlet, for whatever reason (other than those specified in Article 10), does not become the Outlet, as provided in this Article 17.1, then the License shall terminate upon notice by Franchisor.

          17.2 If the Outlet is damaged, Franchisee will repair the damage expeditiously. If the damage or repair requires closing the Outlet, Franchisee immediately will notify Franchisor, will (i) relocate the Outlet as provided in
Article 17.1, or (ii) repair or rebuild the Outlet in accordance with Franchisor's specifications, and will reopen the Outlet for continuous business operations as soon as practicable (but in any event within twelve (12) months after closing the Outlet), giving Franchisor advance notice of reopening not less than thirty (30) days prior to the date of reopening. If the Outlet is not (or, in the opinion of

Franchisor, cannot be) reopened in accordance with this Article 17.2, or relocated pursuant to Article 17.1, the License shall terminate upon notice to Franchisee.

          17.3 The License Term shall not be extended by any interruption in the Outlet's operations, except for an act of God that results in the Outlet being closed not less than sixty (60) days or more than one hundred eighty (180) days. Franchisee must apply for any such extension within sixty (60) days following the reopening of the Outlet. Except as provided herein, no event during the License Term shall excuse Franchisee from paying license fees provided herein.

18.       Restrictions on Competition.

          18.1 During the License Term, and except as permitted in writing by Franchisor, neither Franchisee nor any partner, officer, director, or principal of Franchisee, or any person controlled by, controlling, or under common control with Franchisee shall directly or indirectly, through corporations, or through partnerships, trusts, associations, joint ventures, or other unincorporated businesses, perform any services for, engage in or acquire, be an employee of, have any financial, beneficial, or equity interest in, or have any interest based on the profits or revenues of, any business similar to the Outlet within three (3) miles of any restaurant or food facility operating under the System; provided, however, that the individuals and entities described above may engage in the activities and maintain the interests described above in connection with other facilities franchised from Franchisor or its affiliates. For two (2) years following the termination hereof, or the expiration of the License Term, the same restrictions shall apply, with respect to any business operated within three (3) miles of any restaurant or food facility operating under the System. As used herein, the term "similar" means a restaurant business in the full-service, "casual theme" (as that term is commonly understood in the restaurant industry) segment of the restaurant industry, or a restaurant business which looks like, copies, imitates, or operates in a manner similar to a "Uno" restaurant, or a restaurant business which sells pizza as one of its primary items. Nothing in this Article 18.1 shall prevent any active officer of Franchisee or member of his family, collectively, or any partner, officer, director, or principal of Franchisee, or any persons controlled by, controlling, or under common control with Franchisee, from owning not more than a total of five (5%) percent of the stock of any company which is subject to the reporting requirements of Sections 12 or 15(d) of the Securities Exchange Act of 1934. Neither Franchisee nor any partner, officer, director, or principal of Franchisee, or any persons controlled by, controlling, or under common control with Franchisee, shall employ, or seek to employ, or otherwise interfere with the employment relationship of any person who is then employed by Franchisor and/or by any affiliate of Franchisor.

          18.2 If any court or other tribunal having jurisdiction to determine the validity or enforceability of Article 18.1 determines that, strictly applied, it would be invalid or unenforceable, the definition of "similar business" or the time or geographical provisions of Article 18.1 shall be deemed modified to the extent necessary (but only to that extent) so that such restrictions, as modified, will be valid and enforceable.

          18.3 Franchisee acknowledges that as an Uno franchisee, Franchisee will have access to Franchisor's trade secrets and confidential practices, and, therefore, is in a unique position to use the special knowledge Franchisee will have gained while a franchisee.

Franchisee acknowledges that a breach of the covenants contained in this Article 18 will be deemed to threaten immediate, substantial, and irreparable injury to Franchisor. Accordingly, Franchisee agrees that Franchisor shall have the right, without prior notice to Franchisee, to obtain immediate injunctive relief without limiting any other rights or remedies of Franchisor.

19.       Termination of License.

          19.1 Termination by Franchisee. If no site has been designated and approved pursuant to Article 10.1, or if Franchisee desires to close the Outlet permanently and cease doing business, Franchisee may terminate the License by giving sixty (60) days advance written notice to Franchisor, provided that the Outlet is permanently closed simultaneously with such termination of the License.

          19.2 Termination by Franchisor without Notice. Unless Franchisor promptly after discovery of the relevant facts notifies Franchisee, to the contrary, in writing, the License will immediately terminate, without notice (or in the event notice is required by law, immediately upon the giving of such notice or at the earliest time thereafter permitted by applicable law), in the event that:

                  (a) No site has been designated and accepted pursuant to
Article 10.1;

                  (b) A permanent or temporary receiver or trustee for the Outlet, or for all, or substantially all, of Franchisee's property is appointed by any court; or any such appointment is acquiesced in, consented to, or not opposed, through legal action, by Franchisee; or Franchisee makes a general assignment for the benefit of Franchisee's creditors, or makes a written statement to the effect that Franchisee is unable to pay Franchisee's debts as they become due; or a levy or execution is made upon the License; or an attachment or lien remains on the Outlet for thirty (30) days, unless the attachment or lien is being contested, in good faith, by Franchisee, and Franchisor is so advised; or

                  (c) Franchisee loses possession, or the right of possession, of all, or a significant part, of the Outlet through condemnation, casualty, lease termination, or mortgage foreclosure (and the Outlet is not relocated or reopened as provided in Article 17); or

                  (d) Franchisee contests, in any court or proceeding, the validity or Franchisor's ownership of any of the Intellectual Properties; or

                  (e) A breach of Article 20 (Assignment) occurs; or

                  (f) If Franchisee is a corporation, a trust, or an unincorporated entity other than a trust, any action is taken which purports to merge, consolidate, dissolve, or liquidate Franchisee without Franchisor's prior written consent.

         19.3 Termination by Franchisor With Notice. The License will terminate on the termination date specified in any notice by Franchisor to Franchisee (without any further notice of termination unless required by law), provided that (i) the notice is hand-delivered or mailed at least thirty (30) days (or such longer period as may be required by law) in advance of the termination date, (ii) the notice reasonably identifies one or more breaches or defaults in Franchisee's obligations or performance hereunder or under the Manuals, (iii) the notice specifies the manner in which the breach(es) or default(s) may be remedied, and (iv) the breach(es) and default(s) are not fully remedied before, and as of, the termination date specified in the notice. The period given to remedy breaches and defaults, if permitted by law, shall be ten (10) days instead of thirty (30) days if Franchisee shall have engaged in repeated breaches of, or defaults under, this Agreement within the then preceding twenty-four (24) months for which Franchisee shall have received notice of termination and termination failed to take effect because the breaches or defaults were remedied. Such period shall be extended if the breach reasonably cannot be cured in such ten (10) or thirty (30) days, provided that (i) Franchisee has taken all steps to effect such cure which are possible within such ten (10)- or thirty (30)-day period, that (ii) Franchisee diligently prosecutes such cure to completion, and that (iii) such period shall in no event be extended by more than sixty (60) days. Any under-reporting of royalties or other fees by more than 2% in an audit period may result in immediate termination by Franchisor without opportunity to cure, and any other under-reporting may also result in termination if Franchisor finds the under-reporting to be material, repeated or deliberate.

          19.4 Effect of Termination. Should this Agreement be terminated or the License expire for any reason, all rights and obligations between the parties under this Agreement shall terminate, except for those pertinent to Articles 7.2, 12.1, 12.2, 16, 18, 19 and any other Articles involving continuing protection of Franchisor's proprietary rights or Intellectual Properties. Franchisee shall thereupon cease to be a licensed participant in the System, and Franchisee shall:

                  (a) Promptly pay Franchisor all amounts owing from Franchisee to Franchisor, based on operations of the Outlet through the date of termination or expiration, plus interest at the lower of (a) eighteen (18%) percent per annum or (b) the highest rate permitted by law;

                  (b) Immediately discontinue the use of all Intellectual Properties, signs, structures, forms of advertising, telephone listings and service, manuals, recipes, and all materials and products of any kind which are identified or associated with the System, and, subject to Article 19.5, return all such materials and products to Franchisor and, at Franchisor's request, assign Franchisee's telephone number to Franchisor;

                  (c) Thereafter make no representation or state that Franchisee is in any way approved, endorsed, or licensed by Franchisor, or associated or identified with Franchisor or the System in any manner whatsoever;

                  (d) Immediately take all steps necessary to amend or terminate any registration or filing of any d/b/a, fictitious name, or any other registration or filing containing Franchisor's names and marks, so as to delete Franchisor's names, marks, and all references to anything associated with the System;

                  (e) Provide Franchisor the option to purchase required by
Article 21; and

                  (f) Comply with the provisions of Articles 16.7 and 18.1.

          19.5 If, within thirty (30) days after termination of this Agreement by Franchisor, Franchisee fails to remove all displays of Franchisor's names and marks, and any other materials of any kind from the Outlet which are identified or associated with the System, Franchisor or its agents may enter the Outlet to effect such removal. In such event, Franchisor shall not be charged with trespass, or be accountable or required to pay for such displays or materials.

          19.6 If, within thirty (30) days after termination, Franchisee has not taken all steps necessary to amend or terminate any registration or filing of any d/b/a, fictitious name, or any other registration or filing containing Franchisor's names and marks, Franchisee hereby irrevocably makes, constitutes, and appoints Franchisor as Franchisee's true and lawful attorney, for Franchisee and in Franchisee's name, place, and stead, and on Franchisee's behalf, to take such action as may be necessary to amend or terminate all such registrations and filings, such appointment being coupled with an interest to enable Franchisor to protect the System.

          19.7 Termination of this Agreement shall not affect, modify, or discharge any claims, rights, causes of action, or remedies which Franchisor may have against Franchisee, whether such claims or rights arise before or after termination.

20.       Assignment.

          20.1 General. None of Franchisee's rights under this Agreement, all of which are personal in nature, may be the subject of any pledge, lien, levy, attachment, security interest, or arrangement, or be acquired through execution, foreclosure, or like action or event. None of Franchisee's rights or obligations under this Agreement is assignable or transferable or can be encumbered without Franchisor's prior written consent, and without compliance, in all other respects, with the terms of this Article. Any transfer or assignment of controlling interest in the stock or partnership rights of Franchisee or of all or substantially all of the assets of the Outlet shall be considered a transfer or assignment of this Agreement for purposes of this Article 20. Any purported transaction, interest, or action contrary to this Article will be in breach of this Agreement and will be void. Upon and after each valid assignment of this Agreement pursuant to this Article 20, the assignee or assignees shall be deemed to be Franchisee hereunder and shall be bound by and liable for all existing and future obligations of Franchisee. No shareholder in any corporation which becomes Franchisee shall have any rights in or under this Agreement by reason of his stock ownership, and the name of such corporation shall not include any of the names, trademarks, or service marks of Franchisor.

          20.2 Conditions to Assignments and Transfers. No transfer or assignment of this Agreement shall be approved by Franchisor or be effective unless and until:

                  (a) There shall be no uncured default in the performance or observance of any of Franchisee's obligations under this Agreement or any other agreement with Franchisor;

                  (b) Franchisee shall have settled all outstanding accounts with Franchisor, and Franchisee and every principal of Franchisee shall have executed a general release of Franchisor and all principals of Franchisor from all claims that may be brought by Franchisee and/or any principal of Franchisee;

                  (c) The transferor (Franchisee) shall pay Franchisor the Transfer Fee defined in Article 1, unless the proposed transferee is and will be after closing (i) a corporation of which Franchisee is the majority shareholder, or a child, parent, sibling, or spouse of Franchisee, in which case no Transfer Fee shall be required, or (ii) another franchisee of Franchisor, in which case Franchisee shall pay only One Thousand Dollars ($1,000) as the Transfer Fee;

                  (d) If requested by the Franchisor, the proposed transferee shall execute a separate Unit Franchise Agreement with Franchisor, using Franchisor's then current form of Unit Franchise Agreement, and the proposed transferee shall execute an Acknowledgement of Receipt as to the receipt of a then current copy of Franchisor's Uniform Franchise Offering Circular, as required by applicable state and/or federal law;

                  (e) The proposed transferee shall pay for, attend, and satisfactorily complete the training program for new franchisees;

                  (f) The individual proposed transferee, or the shareholders, directors, officers, partners, trustees, beneficiaries, principals, and key employees of a proposed transferee which is a corporation, partnership, trust, or some other entity shall each execute a personal guarantee, jointly and severally guaranteeing the performance of the proposed transferee's obligations;

                  (g) The proposed transferee shall have demonstrated, to Franchisor's satisfaction, that the proposed transferee meets, in all respects, Franchisor's high standards applicable to new franchisees regarding experience, personal, and financial reputation and stability, willingness and ability to devote the proposed transferee's full time and best efforts to the operation of the franchised business, and such other criteria and conditions as Franchisor reasonably may apply in evaluating new franchisees. Franchisor must be provided such information about the proposed transferee as it reasonably may require. Because of the confidential information available to a franchisee hereunder, no assignment to a competitor of Franchisor or of an affiliate of Franchisor will be permitted; and

                  (h) The parties to the proposed transaction shall have entered a binding agreement, subject only to the rights of Franchisor hereunder; Franchisor shall have been furnished a copy of said binding agreement (a "Purchase and Sale Agreement"); and Franchisor has waived, in writing, its rights under Article 21. Franchisee shall advise each prospective transferee of this and the other provisions of this Agreement.

          20.3 Any attempt by Franchisee to transfer any of Franchisee's rights or interests under this Agreement, without having received the prior written consent of Franchisor, shall constitute a material breach of this Agreement.

          20.4 Upon the death of an individual franchisee, the rights granted by this Agreement may pass (without payment of any Transfer Fee) to the next of kin or legatees, provided that the legal representatives of Franchisee shall, within One Hundred Twenty (120) calendar days of such event, apply, in writing, to Franchisor for the right to transfer, to such next of kin or legatee, Franchisee's rights under this Agreement. Franchisor shall not withhold unreasonably its permission so long as the proposed transferees meet each of the requirements of Franchisor set forth in Article 20.2 (without regard to Subarticle 20.2(c)). Franchisor may allow the proposed transferees to designate additional Control Persons in order to obtain a level of experience that is satisfactory.

          20.5 If Franchisee is an individual and desires to transfer his/her rights under this Agreement to a corporation, partnership, trust, or some other entity which Franchisee shall newly form and of which Franchisee shall be a majority shareholder, partner, trustee, beneficiary, officer, and/or principal, Franchisee may do so only if:

                  (a) Franchisee's name remains on this Agreement, and the corporation, partnership, trust, or other entity is added as a Co-franchisee;

                  (b) Franchisee or the designated Control Person(s) shall continue to devote full time and best efforts to manage the day to day operations of the Outlet;

                  (c) The activities of the Control Person(s) are confined exclusively to operating the Outlet;

                  (d) The corporation, partnership, trust, or other entity, and all principals thereof sign a guarantee, jointly and severally guaranteeing all obligations of Franchisee under this Agreement;

                  (e) The partners in any partnership agreement with Franchisee are approved by Franchisor; and

                  (f) The stock certificates, certificated units of partnership, or certificated beneficial interests of the corporation, partnership, or trust shall bear the following legend:

                  "The [shares of capital stock] [partnership interest] [beneficial interest] represented by this certificate [is] [are] subject to the terms and conditions set forth in a Unit Franchise Agreement dated ___________, between the [Corporation] [Partnership] [Trust] [other entity] and PIZZERIA UNO CORPORATION, a copy of which is on file in the principal office of the [Corporation] [Partnership] [Trust] [other entity], and a copy of which will be provided to the holder of record hereof, upon written request, without charge."

          It is expressly understood that the assumption of Franchisee's obligations by any corporation, partnership, trust, or other entity does not limit Franchisee's personal obligations under this Agreement, and that Franchisee and the corporation, partnership, trust, or other entity shall be jointly and severally liable.

          20.6 Franchisor's rights and obligations under this Agreement are assignable.

21. Option to Purchase.

          21.1 Unless otherwise explicitly provided by this Agreement, Franchisor shall be entitled to exercise the rights provided in this Article 21 immediately upon (i) the expiration, without renewal or termination, for any reason of the License or this Agreement, or (ii) any breach, default, or other event which gives Franchisor the right to terminate the License or this Agreement, or (iii) the receipt by Franchisor of a copy of a Purchase and Sale Agreement (see Subarticle 20.2(h));

          21.2 Upon any event described in Article 21.1, Franchisor shall have the option to purchase all of Franchisee's rights, titles, and interests in and to the Outlet, all improvements, furniture, fixtures, equipment, and products contained therein, and all of Franchisee's accounts, contract rights, customer and vendor lists, work in progress, and other business assets.

          21.3 The purchase price for such assets shall be as follows:

                  (a) For tangible personal property: the undepreciated portion of the purchase price paid by Franchisee therefor; and

                  (b) For all other assets, other than goodwill and customer lists, for which there shall be no consideration:

                           (i) the prices therefor specified in any bonafide,
written Purchase and Sale Agreement (see Subarticle 20.2(h); or

                           (ii) if no such Purchase and Sale Agreement exists
the fair market value thereof, as determined pursuant to Article 21.4.

          21.4 Franchisor shall notify Franchisee of its intention to exercise its rights hereunder (a "Notice of Intent") within sixty (60) days following an event described in Article 21.1. Such Notice of Intent shall specify the assets to be purchased and the fair market value of assets referred to by Subarticle 21.3(b), as determined by Franchisor, unless the Purchase and Sale Agreement referred to by Subarticle 21.3(b) exists and specifies prices for such assets. Franchisee shall have fourteen (14) days following receipt of Franchisor's Notice of Intent to object to any of the prices specified therein, and any disputes over pricing may be resolved pursuant to Article 24.8. If Franchisor declines to exercise its rights hereunder within sixty (60) days, Franchisee may thereafter sell the Outlet to a third party, but not at a lower price and/or on more favorable terms than set forth in said Purchase and Sale Agreement, if any, and subject to the prior written permission of Franchisor and satisfaction of the other conditions for assignment set forth above.

          21.5 The purchase and sale contemplated herein shall be consummated as soon as possible. The assets shall be sold and transferred immediately, notwithstanding any dispute resolution pursuant to Articles 21.4 and 24.8. Following the delivery of a Notice of Intent pursuant to Article 21.4, Franchisor or its designee shall have the rights to take possession of the Outlet and to carry on and develop the Outlet for the exclusive benefit of Franchisor or its designee.

          21.6 In the event that Franchisor elects not to exercise its option to purchase hereunder, the provisions of Article 20 shall nonetheless apply to any proposed transfer by Franchisee.

22. Bankruptcy or Insolvency.

          22.1 In the event that Franchisee shall become a Debtor under Chapter 7, 11 or 13 of the Bankruptcy Code, and the Trustee or Franchisee shall elect to assume this Agreement for the purpose of assigning the same or otherwise, such election and assignment may be made only if all of the terms and conditions of Articles 22.2 and 22.4 hereof are satisfied. Franchisee acknowledges that it is essential, to the operation of Franchisor's System, that a decision on whether to assume or reject this Agreement be made promptly to ensure the continued value and protection of Franchisor's Intellectual Properties and the goodwill associated therewith. Franchisee agrees that should Franchisee, as Debtor-In-Possession, or any Trustee appointed for Franchisee, fail to elect to assume this Agreement within ninety (90) days after the filing of the Petition, this Agreement shall be deemed to have been rejected. Franchisee further knowingly and voluntarily waives any right to seek additional time to affirm or reject this Agreement and acknowledges that there is no cause to seek such extension. If Franchisee, as Debtor-In-Possession, or the Trustee either ceases to do business or abandons the Outlet premises, this Agreement shall be deemed rejected. Franchisor shall be entitled to at least thirty (30) days prior written notice from Franchisee, as Debtor-In-Possession, or its Trustee of any intention to abandon the Outlet premises. This Agreement shall thereupon be canceled, but Franchisor's right to be compensated for damages in any liquidation proceeding shall survive.

          22.2 Conditions to Assumption.

                  (a) No election by the Trustee or Debtor-In-Possession to assume this Agreement, whether under Chapter 7, 11, or 13, shall be effective unless each of the following conditions, which Franchisor and Franchisee acknowledge are commercially reasonable in the context of a bankruptcy proceeding of Franchisee, have been satisfied, and Franchisor has so acknowledged, in writing:

                           (i) The Trustee or the Debtor-In-Possession has
cured, or has provided Franchisor adequate assurance (as defined below) that:

                                    (1) Prior to the date of such assumption,
the Trustee or the Debtor-In-Possession will cure all monetary defaults under this Agreement; and

                                    (2) Within thirty (30) days from the date of
such assumption, the Trustee or the Debtor-In-Possession will cure all nonmonetary defaults under this Agreement.

                           (ii) The Trustee or the Debtor-In-Possession has
compensated, or has provided to Franchisor adequate assurance that prior to thirty (30) days from the date of assumption, Franchisor will be compensated for any pecuniary loss incurred by Franchisor arising from the default of Franchisee, the Trustee, or the Debtor-In-Possession.

                           (iii) The Trustee or the Debtor-In-Possession has
provided Franchisor with adequate assurance of the future performance (as defined below) of each of Franchisee's, the Trustee's, or the Debtor-In-Possession's obligations under this Agreement, provided, however, that:

                                    (1) The Trustee or the Debtor-In-Possession
also shall deposit with Franchisor, as security for the timely payment of the Continuing License Fee and other monetary charges accruing under this Agreement, an amount equal to three (3) times the highest Continuing License Fee ever paid or payable by Franchisee hereunder; and

                                    (2) From and after the date of the
assumption of this Agreement, the Trustee or the Debtor-In-Possession shall pay, when due, the Continuing License Fee and Advertising Fee otherwise payable hereunder.

                           (iv) The assumption of this Agreement will not:

                                    (1) Breach any provision in any lease,
mortgage, financing agreement, or other agreement by which Franchisor is bound relating to Franchisor's System; or

                                    (2) Disrupt, in Franchisor's judgment,
Franchisor's System or any other attempt by Franchisor to improve Franchisor's System which, in Franchisor's judgment, would be beneficial to all Uno franchisees and would enhance the image, reputation, and profitability of Franchisor's System.

                           (v) Franchisee, as the Debtor-In-Possession, or its
Trustee shall provide Franchisor with at least forty-five (45) days prior written notice of any proceeding concerning the assumption of this Agreement.

                  (b) For purposes of this Article 22.2, Franchisor and Franchisee acknowledge that, in the context of a bankruptcy proceeding of Franchisee, at a minimum, "adequate assurance" shall mean:

                           (i) The Trustee or the Debtor-In-Possession has and
will continue to have sufficient unencumbered assets, after the payment of all secured obligations and administrative expenses, to assure Franchisor that the Trustee or the Debtor-In-Possession will have sufficient funds to fulfill the obligations of Franchisee under this Agreement, and to keep the Outlet premises stocked with supplies and properly staffed with sufficient employees to conduct a fully operational, actively promoted business on the Outlet premises; and

                           (ii) The Bankruptcy Court shall have entered an Order
segregating sufficient cash payable to Franchisor, and/or the Trustee or the Debtor-In-Possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of Franchisee, the Trustee or the Debtor-In-Possession, acceptable as to value and kind to Franchisor, to secure to Franchisor the obligations of the Trustee or the Debtor-In-Possession to cure the monetary and/or nonmonetary defaults under this Agreement within the time periods set forth above.

          22.3 Franchisor's Option to Terminate upon Subsequent Bankruptcy Proceedings. In the event that this Agreement is assumed by a Trustee, appointed for Franchisee, or by Franchisee, as the Debtor-In-Possession, under the provisions of Article 22.2, and, thereafter, Franchisee is liquidated or files a subsequent Petition for reorganization or adjustment of debts under Chapter 11 or 13 of the Bankruptcy Code, then, and in either of such events, Franchisor, at its option, may terminate this Agreement and all rights of Franchisee hereunder, by giving Franchisee written notice of Franchisee's election to so terminate, within thirty (30) days after the occurrence of either of such events.

          22.4 Conditions to the Assignment of this Agreement in Bankruptcy Proceedings. If the Trustee or the Debtor-in-Possession has assumed this Agreement, pursuant to the terms and provisions of Articles 22.1 and 22.2, for the purpose of assigning (or elects to assign) Franchisee's interest under this Agreement to any other person, such interest may be so assigned only if Franchisor shall acknowledge, in writing, that the intended assignee has provided adequate assurance of future performance, as defined in this Article 22.4, of all of the terms, covenants, and conditions of this Agreement to be performed by Franchisee.

          For purposes of this Article 22.4, Franchisor and Franchisee acknowledge that, in the context of a bankruptcy proceeding of Franchisee, at a minimum, "adequate assurance of future performance" shall mean that each of the following conditions has been satisfied, and Franchisor has so acknowledged, in writing:

                  (a) The assignee has submitted a current financial statement, audited by a Certified Public Accountant, which shows a net worth and working capital in amounts determined to be sufficient, by Franchisor, to ensure the future performance by such assignee of Franchisee's obligations under this Agreement;

                  (b) The assignee, if requested by Franchisor, shall have obtained guarantees, in form and substance satisfactory to Franchisor, from one or more persons who satisfy Franchisor's standards of creditworthiness;

                  (c) The assignee has submitted, in writing, evidence, satisfactory to Franchisor, of substantial experience in restaurant operations and in the sale of merchandise and services permitted under this Agreement, all for a volume and to a market comparable to those which Franchisee originally was intending to serve;

                  (d) The assignee has obtained all consents or waivers, as to such assignment, from any third parties which are required under any lease, mortgage, financing arrangement, or other agreement; and

                  (e) The terms and conditions of Article 22.2 of this Agreement will not be breached by any such assignment.

          22.5 State Insolvency Law. Franchisee's interest in this Agreement, or any lesser interest of Franchisee herein, or any estate of Franchisee hereby created, shall not pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person and/or property of Franchisee (hereinafter referred to as the "State Law"), unless Franchisor shall consent to such transfer, in writing. No acceptance by Franchisor of royalty or any other payments from any such trustee, receiver, assignee, person, or other entity shall be deemed to have waived, or shall it waive, the need to obtain Franchisor's consent or Franchisor's right to terminate this Agreement for any transfer of Franchisee's interest under this Agreement without such consent.

          22.6 Franchisor's Option to Terminate upon Insolvency. In the event the rights of Franchisee hereunder shall be taken in execution or by the process of law, or if Franchisee or Franchisee's Guarantor shall be adjudicated insolvent, pursuant to the provisions of any present or future insolvency law under State Law, or if any proceedings are filed by or against the Guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a Custodian, Receiver, or Trustee of the property of Franchisee or the Guarantor shall be appointed, under State Law, by reason of Franchisee's or the Guarantor's insolvency or inability to pay its debts as they become due, or otherwise, or if any assignment shall be made of Franchisee's or the Guarantor's property for the benefit of creditors under State Law, then, and in such event, Franchisor may, at its option, terminate this Agreement and all rights of Franchisee hereunder by giving Franchisee written notice of the election to so terminate within sixty (60) days after the occurrence of such event.

23. Security Interest. Franchisee hereby grants to Franchisor a security interest in and to all assets of Franchisee (real, personal, and mixed, tangible and intangible), including, without limitation, all equipment, fixtures, furniture, inventory, general intangibles, trademarks, goodwill, customer lists, contracts, contract rights, accounts, accounts receivable, documents, instruments, and chattel papers, now owned or hereafter acquired by Franchisee, or held by Franchisor, and all replacements and substitutions therefor, and accessions thereto, and all products and proceeds therefrom, to secure the payment and performance by Franchisee of any and all amounts and obligations due Franchisor under this Agreement or under any other agreement, instrument, or document between the parties. Franchisee, upon the request of Franchisor, promptly shall execute whatever Financing Statements, agreements, instruments, or documents, and take whatever other actions, as Franchisor may reasonably request, in order to (i) perfect the security interest granted by this Article 23, or (ii) grant to Franchisor and perfect a security interest in such other collateral as Franchisor may deem necessary to secure such payment and performance. In connection therewith, Franchisee shall execute the form of conditional assignment of lease currently employed by Franchisor, providing for the assignment by Franchisee to Franchisor of the lease of the Outlet premises.

24. Miscellaneous.

          24.1 Relationship of Parties. Franchisee shall neither have nor exercise any authority, express, implied, or apparent, to act on behalf or as an agent of Franchisor or any of its affiliates or subsidiaries for any purpose, and shall take no action which might tend to create an apparent employer-employee or agency relationship between Franchisor and Franchisee. No fiduciary relationship exists between Franchisor and Franchisee. Franchisee is, and shall remain, an independent contractor responsible for all obligations and liabilities of, and for all loss or damage to, the Outlet and its business, and for all claims and demands based on damages or destruction of property, or based on injury, illness, or death of any person or persons, directly or indirectly arising from or in connection with the operation of the Outlet, except as provided for in Article 15 above. Franchisor shall neither have nor exercise the right to control the day-to-day managerial operations of the Outlet, or to manage the business of the Outlet, or to hire, fire, or discipline persons employed by Franchisee at the Outlet. Franchisor shall have no right, authority or obligation hereunder to direct, consult with, or participate in the decisions or actions of Franchisee concerning any of Franchisee's environmental liabilities, responsibilities, or programs, or training with respect to environmental impacts or concerns of its business.

          Franchisee shall also post at prominent locations within its Outlet signs bearing the following legend: "This facility is controlled and operated by a qualified independent licensee of the Pizzeria Uno Corporation."

          24.2 No Conflict with Other Agreements. Franchisee represents that Franchisee is not a party to or subject to agreements which might conflict with the terms of this Agreement, and agrees not to enter into any such agreement during the License Term.

          24.3 Cost of Enforcement. If either party institutes a law suit and prevails in any court, arbitration, or any other type of action against the other, or successfully defends any such action based, entirely or in part, on the terms of this Agreement, the prevailing party shall be entitled to recover, in addition to any judgment or award in its favor, reasonable attorneys' fees, costs, and all expenses in connection with such action.

          24.4 No Waiver. No failure, forbearance, neglect, or delay of any kind or extent on the part of Franchisor, in connection with the enforcement or exercise of any rights under this Agreement, shall affect or diminish Franchisor's right to strictly enforce and take full benefit of each provision of this Agreement at any time, whether at law for damages, in equity for injunctive relief or specific performance, or otherwise. No custom, usage, or practice with regard to this Agreement, Franchisee, or Franchisor's other franchisees shall preclude, at any time, the strict enforcement of this Agreement in accordance with its literal terms. No waiver by Franchisor of performance of any provision of this Agreement shall constitute or be implied as a waiver of Franchisor's right to enforce such provision at any future time.

          24.5 Entire Agreement; Amendments. This Agreement, together with documents incorporated by reference, such as the Operations Manual, and the Related Agreements and all Exhibits hereto, constitutes the entire understanding and agreement of the parties concerning the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements of the parties, whether oral or written, pertaining to the Outlet. No interpretation, change, termination, or waiver of any provision hereof, and no consent or approval hereunder, shall be binding upon the other party or effective unless in writing and signed by Franchisee and by Franchisor's President, Senior Vice President of

Marketing and Business Development, Vice President in charge of franchising or field services, or General Counsel, except that a waiver need be signed only by the party waiving.

          24.6 Severability. If any term or provision of this Agreement or the application thereof to any person, property, or circumstances shall be invalid or unenforceable, to any extent, the remainder of this Agreement shall be unaffected thereby and shall remain in full force and effect, and each term and provision shall be valid and enforced to the fullest extent permitted by law. Should this prove impractical, Franchisor shall have the option of terminating this Agreement upon written notice to Franchisee.

          24.7 Governing Law, Jurisdiction, and Venue. This Agreement has been made and accepted in the Commonwealth of Massachusetts and shall be interpreted in accordance with and governed by the laws of the Commonwealth of Massachusetts and any applicable federal and state franchise laws. Franchisee hereby consents to non-exclusive jurisdiction in the Superior Court Department of the Commonwealth of Massachusetts, in the County of Suffolk, or, in the alternative, in the United States District Court for the District of Massachusetts, sitting in the City of Boston.

          24.8 Arbitration and Alternative Dispute Resolution. Except as specifically otherwise provided in this Agreement, the parties agree that any disputes between them, and any claims by either party that cannot be amicably settled, may, if the parties agree, be determined by binding arbitration in accordance with the appropriate rules of the American Arbitration Association at a mutually agreed location, or by any other means of mutually acceptable alternative dispute resolution, provided that, for arbitration:

                  (a) Both parties must agree in writing to submit their dispute to arbitration and be bound by the result.

                  (b) A single arbitrator shall be selected by the American Arbitration Association upon application of either party. Arbitration proceedings shall be conducted in accordance with the appropriate rules then prevailing of the American Arbitration Association. Judgment upon an award of the arbitrator shall be binding, and shall be entered in a court of competent jurisdiction.

                  (c) Nothing herein contained shall bar the right of either party to obtain injunctive relief against threatened conduct that would violate this Agreement and cause loss or damages.

          24.9 Notices. All notices and other communications provided for herein must be in writing and shall be delivered in person, or by certified or other receipted mail, or by Federal Express, United Parcel Service, U.S. Express Mail, or another reputable delivery service providing overnight delivery; if to Franchisee, delivery shall be made at Franchisee's Address; if to Franchisor, delivery shall be made at Franchisor's Address, Attention: Chief Operating Officer, with a copy separately addressed and delivered to Franchisor's General Counsel. Either party, by such notice, may change the address to which notices shall be sent. Notices delivered in person shall be deemed given when delivered, and mailed notices shall be deemed given on the date of delivery if by certified or other receipted mail, (or three (3) days after mailing if the addressee fails or refuses to claim such notice); and notices given by Federal Express or some other form of overnight delivery shall be deemed given one (1) business day after pick-up by the overnight delivery service provider. If a corporation or more than one individual is Franchisee, then Franchisee will authorize one natural person as correspondent with authority to bind Franchisee.

          24.10 Certain References. References to weeks and months mean calendar weeks and calendar months. References to persons include legal entities, as well as natural persons. Whenever the pronoun "he" or the possessive "his" are used herein, they refer to masculine, feminine, and neuter genders, and also singular and plural, as the context may require; the same applies to the uses of "it" and "its," and "she" and "her." Except as otherwise specifically set forth in this Agreement, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

          24.11 Offering Circular. Franchisee acknowledges that it received on (date of receipt), a copy of Franchisor's Franchise Offering Circular dated December 22, 1995 (Effective Date of Circular).

          IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, the day and year written in Subarticle 1(q) of this Agreement.

                                       PIZZERIA UNO CORPORATION
Witnesses:

__________________________________     By:_____________________________________
                                          Its__________________________________
__________________________________

Witnesses:

__________________________________     ________________________________________
                                       Franchisee


__________________________________



__________________________________     ________________________________________
                                       Franchisee


__________________________________



__________________________________     ________________________________________
                                       Franchisee


__________________________________

NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                                    GUARANTEE

                  The undersigned hereby request(s) Pizzeria Uno Corporation ("Franchisor") to enter into the foregoing Unit Franchise Agreement (the "Agreement"), and as an inducement to Franchisor to do so, and additional consideration therefor, the undersigned hereby (a) guarantee(s) unconditionally to Franchisor the full, faithful, and punctual performance, fulfillment, and observance of all of the obligations and liabilities of Franchisee under the Agreement, and all other obligations and liabilities of Franchisee to Franchisor; (b) waive(s) notice of and consent(s) to any and all amendments, extensions, and renewals of the Agreement, any and all assignments, and any and all other actions that may be permitted thereunder by Franchisee or Franchisor, any and all other amendments, extensions, and renewals, any and all advances, extensions, settlements, compromises, favors, and indulgences, any and all receipts, substitutions, additions, exchanges, and releases of collateral, any and all additions and releases of persons primarily or secondarily liable, and any and all acceptances by Franchisor of negotiable instruments, commercial paper, and other property, and agree(s) that none of the foregoing, should there be any, shall discharge or affect in any way the liability of the undersigned hereunder; (c) agree(s) that all rights and remedies of Franchisor under the Agreement and hereunder shall survive and discharge moratorium, or other relief, granted to any person primarily or secondarily liable in any proceeding under federal or state law relating to bankruptcy, insolvency, or the relief or rehabilitation of debtors, and any consent by Franchisor to or participation by Franchisor in the proceeds of any assignment, trust, or mortgage for the benefit of creditors, or any composition or arrangement of debts, may be made without the undersigned being discharged or affected in any way thereby; (d) waive(s) any right to require marshaling, or exhaustion of any right or remedy against any person, collateral, or other property; and (e) waive(s) presentment, demand, protest, and notice of default, non-payment, and protest, and all demands, notices, and suretyship defenses, generally.

                  WITNESS the execution hereof under seal as of the day and year written in Subarticle 1(q) of the Agreement.

WITNESSES:                             GUARANTOR(S):

__________________________________     ________________________________________

__________________________________


__________________________________     ________________________________________

__________________________________

NOTE: Each signature should have two witnesses. The name of each guarantor and witness should be printed or typed under the respective signature.

                                    EXHIBIT A


                              APPROVED PRODUCT LIST

                                December 22, 1995


NOTE:    EACH PRODUCT IS TO BE MADE ACCORDING TO UNO RECIPES AND
         PROCEDURES.


CHICAGO'S ORIGINAL DEEP DISH PIZZA(R)

Served in two or three sizes:  individual, regular, and/or large.

Required

1.     Cheese & Tomato

2.     Numero Uno(R)

3.     Chicago Classic(TM)

4.     Four Cheese

5.     Prima Pepperoni

6.     Chicken Fajita Pizza(R)

7.     Spinoccoli(R)

8.     Veggie

9.     Shroom(R)

Optional

1.     Sea Delico(R)

2.     Bianco

3.     Chicken & Roasted Red Pepper

4.     White Pizza






                               EXHIBIT A - Page 1

GOURMET THIN CRUST PIZZAS

Served in two or three sizes: individual, regular, and/or large, as appetizers or entrees. The small size may be prepared as calzones.

Required

1.     Lemon-Lime Chicken

2.     Superoni

3.     Artipeggio

4.     Harvest

Optional

1.     Sausage

2.     BBQ Chicken

3.     Quesadilla


SANDWICHES (Minimum of eight items, not more than ten)

1.     Stockyard Burger

2.     Cheddar Burger

3.     Bacon & Swiss Burger

4.     Grilled Chicken Breast

5.     Turkey Club

6.     Philly Burger

7.     Jumbo Hot Dog

8.     Steak N'Cheese

9.     Veggie Burger

10.    Deluxe Chicken Breast

11.    Buffalo Chicken




                               EXHIBIT A - Page 2

12.    Roasted Red Pepper

13.    Grilled Eggplant


APPETIZERS

Required

1.     Pizza Skins(R)

2.     Tuscany Bread

3.     Garlic Bread

4.     Buffalo Wings

Optional

1.     Chicken Thumbs(R)

2.     Veggie Dip

3.     Cheese Sticks

4.     Chips & Dip

5.     Muchos Nachos

6.     Bacon Cheddar Fries

7.     Onion Rings

8.     The Sampler


SOUPS

Required


1.     Cream of Broccoli

Optional

1.     Windy City Chili



                               EXHIBIT A - Page 3

2.     Tomato Garden Vegetable

3.     Sometime Soup (Soup of the Day)

KIDS MEALS

Optional

1.     Pizza

2.     Taters & Fraters(R)

3.     Bruno's Pasta

4.     Chix & Stix

5.     Ocean Spray Juice Drinks


SALADS

Required

1.     House

2.     Caesar

3.     Grilled Chicken

4.     Chicken Caesar

5.     Greek

Optional

1.     Chicken Fajita

2.     BBQ Chicken


SPECIALTIES

Required

1.     Baked Chicken Spinoccoli

Optional




                               EXHIBIT A - Page 4

1.     Chicken Frommaggi

2.     Chicken Fajitas

3.     Low Fat Fajitas

4.     Baby Back Ribs

5.     Ribs & Wings

6.     Grilled Chicken

7.     Sirloin Tips

8.     Wings'N Thumbs

9.     Top Sirloin Steak


PASTA

1.     Tomato & Basil Marinara

2.     Uno Sausage & Ziti

3.     Pick A Pasta - Ziti or Fettuccine w/Meat, Marinara or Alfredo

4.     Lasagna

5.     Broccoli & Chicken Fettuccini

6.     Vegetable & Pasta Stir Fry

7.     Wild Mushroom Ravioli

8.     Grilled Vegetable Primavera

LUNCH SPECIALS

Required

1.     Priority Lunch(R)

2.     Soup & Salad

3.     Pasta of the Day



                               EXHIBIT A - Page 5

4.     Light Lunch

5.     Today's Sandwich


DESSERTS

Required

1.     The All-American

2.     The Smart Cookie

3.     Brownie Bowl

4.     Chicago Cheesecake

Optional

1.     Mug of Ice Cream

2.     Cappuccino Cake

3.     Carrot Cake

4.     Tira Mi Su


BEVERAGES

1.     Soft drinks

2.     Milk

3.     Coffee

4.     Tea / Iced Tea

5.     Espresso (optional)

6.     Cappuccino (optional)

7.     Bottled beer

8.     Draft beer

9.     Wine (glass, small and large carafes)





                               EXHIBIT A - Page 6

10.    Sangria (glass, small and large carafes)

11.    Mineral waters

12.    Non-alcoholic beer


LIQUORS

Full range required, including, but not limited to:

1.     Long Island Iced Tea

2.     Devious Daiquiris

3.     Pina Colada

4.     Mocha Frost

5.     Mug of Margarita

6.     Irish Coffee

7.     Keoke Coffee

8.     Cafe Uno

9.     Cafe Royale

10.    Dutch Coffee

11.    Raspberry Cooler

12.    Key Lime Freeze


TAKE-OUT

All Pizzeria Uno restaurants are required to have available for sale:

1.     Fully baked pizza to take out.

2.     Partially baked pizza to take out.

3.     Frozen pizza to take out.

4.     All burgers, sandwiches, salads, and soups to take out.





                               EXHIBIT A - Page 7

                                    EXHIBIT B

              UNITED STATES REGISTERED TRADEMARKS AND SERVICE MARKS
                            (as of December 22, 1995)

                                                                        REGISTRATION
              MARK                                                           NO.                      ISSUE DATE
              ----                                                           ---                      ----------
PIZZERIA UNO                                                              1,089,458                    04/11/78
PIZZERIA DUE                                                              1,143,732                    12/16/80
PIZZA SKINS                                                               1,314,885                    01/15/85
UNO(sm)                                                                   1,329,014                    04/02/85
SEA DELICO                                                                1,331,089                    04/16/85
SPINOCCOLI                                                                1,404,309                    08/05/86
TATERS & FRATERS                                                          1,452,356                    08/11/87
IT COULD ONLY HAPPEN AT UNO'S                                             1,585,188                    02/27/90
UNO'S(sm)                                                                 1,586,246                    03/06/90
THE WATCH A MA CALL IT                                                    1,606,604                    07/17/90
NUMERO UNO                                                                1,613,333                    09/11/90
UNO(TM)                                                                   1,615,917                    10/02/90
PRIORITY LUNCH                                                            1,639,304                    03/26/91
PIZZA PLATTER                                                             1,642,501                    04/23/91
CHICKEN THUMBS                                                            1,646,171                    05/28/91
THE DUMB MONKEY                                                           1,658,402                    09/24/91
CHICAGO'S ORIGINAL DEEP DISH PIZZA(sm)                                    1,673,124                    01/21/92
PLIZZETTAS                                                                1,694,684                    06/16/92
UNO (calzones)                                                            1,757,093                    03/09/93
CHICAGO'S ORIGINAL DEEP DISH PIZZA(TM)                                    1,772,694                    05/18/93
SU CASA                                                                   1,780,720                    07/06/93
BRUNO and Design                                                          1,795,389                    09/28/93
MONEY FOR SALE                                                            1,799,788                    10/19/93
THE GOOD BOOK                                                             1,800,755                    10/26/93
UNO                                                                       1,814,299                    12/28/93
UNO & Design                                                              1,846,019                    07/19/94



                               EXHIBIT B - Page 1

FARM STAND CHICKEN                                                        1,855,875                    09/27/94
SHROOM                                                                    1,863,400                    11/15/94
TAKERY                                                                    1,917,477                    09/05/95
UNO (clothing)                                                            1,928,784                    10/24/95


                           UNITED STATES APPLICATIONS
                                                                                                        FILING
                            MARK                                       APPLICATION NO.                   DATE
                            ----                                       --------------                   ------
UNOWEAR                                                                    225,217                     11/25/91
UNO (bakeware)                                                             342,188                     12/22/92
AUTENTICO                                                                  419,462                     07/27/93
VITORIO                                                                    419,463                     07/27/93
PIZZA BAGELS                                                               466,686                     12/06/93
PIZZA TAKERY                                                               597,247                     11/09/94
THE UNO WAY                                                                614,930                     12/23/94
PIZZERIA UNO CHICAGO BAR & GRILL                                           666,695                     04/27/95
THE SMART COOKIE                                                           667,470                     04/28/95
THINSY (for pizza)                                                         701,439                     07/14/95
THINZETTAS                                                                 710,183                     08/02/95



                               EXHIBIT B - Page 2

                                    EXHIBIT C

                       PIZZERIA UNO VARIABLE ROYALTY PLAN

Franchisor and Franchisee agree that, to the extent of Franchisee's present and continuing eligibility, the percentage rate of the Continuing License Fee shall be determined in accordance with the Pizzeria Uno Variable Royalty Plan.

Concept

         The Pizzeria Uno Variable Royalty Plan (the "Plan") enables an eligible Franchisee to lower the percentage rate of the Continuing License Fee (the "royalty rate") during the first five years following the opening of the Outlet. The Plan accomplishes this by identifying Franchisee's Total Investment in the Outlet, then dividing the Outlet's Annual Gross Sales by the Total Investment and then multiplying that result by the royalty rate required by the Agreement.

Formula

         Step 1. If Franchisee leases the Outlet premises, begin with the minimum (base) rent to be paid during the first five years of the lease for the Outlet, dividing it by five to determine the average for one year. Multiply this average by seven and go to Step 2. If Franchisee owns the Outlet premises, begin with the purchase price and immediately go to Step 2.

         Step 2. To the final answer obtained in Step 1., add the Unit Franchise Fee paid for the Outlet plus the cost of the Outlet's fixed assets (furniture, fixtures, equipment, and premises improvements, excluding "soft costs"). The resulting sum will be the Total Investment.

         Step 3. Determine the Annual Gross Sales for the Outlet. For the period before the first January 1 establishment of the royalty for that calendar year, sales will be annualized to determine the Annual Gross Sales (see item 1.(a) under "Conditions"), and the royalty rate will be adjusted on a monthly basis. The first time the royalty rate is established on January 1 for that calendar year (see items 1.(b) and 1.(c) under "Conditions"), Franchisor will determine the annualized gross sales for the immediately preceding cumulative operating history of the Outlet, up to, but not exceeding, 52 full weeks, and that determination will equal the Annual Gross Sales. After the first January 1 on which the royalty rate is established for that calendar year, Franchisor, on January 1 of each year, will determine the Annual Gross Sales to be equal to total gross sales by the Outlet during the immediately preceding calendar year.

         Step 4. Divide the Annual Gross Sales (Step 3.) by the Total Investment (Steps 1. and 2.). If the result is one or greater, Franchisee will be subject to the royalty rate stated in the Agreement which governs the Outlet. If the result is less than one, go to Step 5.

         Step 5. Multiply the decimal fraction resulting in Step 4. by the royalty rate stated in the Agreement which governs the Outlet. The result will be the royalty rate until the next calculation date under the Plan, provided that the applicable royalty rate may not be less than 3.00%.

         EXAMPLE: Franchisee will pay an average of $100,000 minimum annual rent during the first five years of the lease term, paid a $30,000 Unit Franchise Fee, has a fixed assets cost of $1,200,000, and has Annual Gross Sales of $1,650,000. The Agreement states a royalty rate of 5%.

         Step 1.  $100,000 x 7 = $700,000

         Step 2.  $700,000 + $30,000 + $1,200,000 = $1,930,000

         Step 3.  Annual Gross Sales = $1,650,000 (given)

         Step 4.  $1,650,000 / $1,930,000 = .85

         Step 5.  5% x.85 = 4.25%

         Therefore, the Plan results in a royalty rate of 4.25% instead of 5%.

Conditions

         1. Using the Plan Formula, the royalty rate will be calculated and set initially on a calendar month basis, and then on a calendar year basis, subject to the following:

                  (a) Until the first January 1 calculation establishing the royalty rate for that calendar year, (see (b) and (c), below), the royalty rate will be calculated as of the end of each calendar month, based on annualized gross sales during the immediately preceding, cumulative operating history of the Outlet, up to, but not exceeding, 52 full weeks. The calculation of annualized gross sales will provide the Annual Gross Sales for the Plan Formula (Step 3.). The royalty rate so determined will be the royalty rate for the most recently ended calendar month.

                  (b) If the Plan is effective, as to the Outlet, before July 1 in a calendar year, the first January 1 calculation establishing the royalty rate for a full calendar year (subject to Condition 2., below) will be January 1 of the next calendar year following the calendar year of such effectiveness. (Example:
                           The Plan is effective, as to the Outlet, June 24, 1993; the royalty rate will be calculated January 1, 1994, for calendar year 1994, based on gross sales during the immediately preceding 27 weeks.)

                  (c) If the Plan is effective, as to the Outlet, on or after July 1 in a calendar year, the first January 1 calculation establishing the royalty rate for a full calendar year (subject to Condition 2., below) will be January 1 of the second calendar year following the calendar year of such effectiveness. (Example:
                           The Plan is effective, as to the Outlet, August 19, 1993; the royalty rate will be calculated January 1, 1995, for calendar year 1995, based on gross sales during calendar year 1994.)

         2. The Plan is available only during first five years of the franchised Outlet, beginning on the original opening date. (For example, if the Outlet has been open for exactly two years when it is placed on the Plan, it can remain on the Plan only for three years.)

         3. Participation in the Plan may not be assigned, delegated, or transferred by Franchisee.

         4. The applicable royalty rate may be no less than 3.00% and may be no greater than the royalty rate stated in the Agreement which governs the Outlet (see Steps 4. and 5. of the Plan Formula). If the Plan Formula yields a royalty rate outside of this range, the applicable royalty rate will be adjusted to be within this range. (Example: The Plan Formula yields a royalty rate of 2.38%; the applicable royalty rate will be adjusted to 3.00%.)

         5. The Plan will not modify any terms or provisions of the Agreement (including, but not limited to, the Minimum Continuing License Fee, as defined in Article 1. of the Agreement) other than the royalty rate.

         6. Franchisee must make timely payments of the Continuing License Fee, the Advertising Fee, and all other payments required to be made by Franchisee to Franchisor, each in strict, literal compliance with the applicable terms for each such payment. Failure of Franchisee to comply with this condition shall result in Franchisee being required to pay the maximum Continuing License Fee, as provided by the Agreement, in the month in which non-compliance with such payment terms occurs.

                           AREA DEVELOPMENT AGREEMENT
                          FOR FULL-SERVICE RESTAURANTS


         Effective _____________________ , 199 , Pizzeria Uno Corporation, a Delaware corporation ("Franchisor"), and ________________________________
("Franchisee") hereby agree as follows:

         A. Exclusive Development Rights. Under and subject to the terms and conditions of this Agreement and the Pizzeria Uno Unit Franchise Agreement (the "Unit Agreement"), the NOW CURRENT form of which is attached hereto as Exhibit A, Franchisor hereby grants to Franchisee the exclusive right to construct and operate ____________ Pizzeria Uno Full-Service Restaurant Outlets (singularly or cumulatively hereinafter referred to as the "Outlet" or "Outlets") in the following geographical area (the "Territory"):

                  Franchisee shall execute a separate, THEN CURRENT (i.e., most recently revised form of) Unit Agreement with respect to each Outlet opened pursuant to this Agreement.

         B. Development Schedule. Franchisee agrees to open Outlets within the Territory in accordance with the following schedule (the "Development Schedule"):


Outlet Number                         Open for Business Date

1.                                    ________________________________

2.                                    ________________________________

3.                                    ________________________________

4.                                    ________________________________

5.                                    ________________________________


       An initial proposed Outlet must be submitted for Franchisor's approval within six (6) months of the date of this Agreement. If such approval is not obtained within that time, Franchisor may terminate this Agreement and retain the entire Area Development Fee paid hereunder.

         C. Area Development Fee. Franchisee shall pay an Area Development Fee to Franchisor in the amount of ____________________ Dollars ($__________) as consideration for the Franchisee's privilege to develop the Territory with the building of Outlets in accord with the Development Schedule. This sum is payable to Franchisor by Franchisee upon the execution of this Agreement by Franchisee. This sum of _______ Thousand Dollars ($______) shall be paid solely in consideration of the granting of the exclusive rights in the Territory and shall be non-refundable. The Unit Franchise Fee applicable in the year of this Agreement shall also be paid by Franchisee to Franchisor upon the execution by Franchisee of the THEN CURRENT Unit Agreement for an Outlet. Nothing herein shall reduce or constitute a waiver of Franchisee's obligations to pay any other amounts due under the respective, THEN CURRENT Unit Agreements that eventually are executed for each Outlet located in the Territory pursuant to the terms of this Agreement.

       D. Default and Termination.

             1. The occurrence of any of the following events shall constitute an event of default under this Agreement:

                    (a) Franchisee, in any respect and for any reason, shall fail to meet the Development Schedule by failing to develop Outlets for opening on or before the Open for Business Dates specified in Section B herein.

                    (b) Franchisee shall use the licensed rights, or any Intellectual Properties (as defined in the THEN CURRENT Unit Agreement) of Franchisor, or shall commence construction of any Outlet, except pursuant to, and in accordance with, a valid, effective, and THEN CURRENT Unit Agreement.

                    (c) Franchisee, or any person controlling, controlled by, or under common control with Franchisee, shall have any interest, either direct or indirect, in the ownership or operation of any business which meets the definition of "similar" found in Section 18.1 of the now current Unit Agreement, or such definition found in the respective THEN CURRENT Unit Agreement for each Outlet.

                    (d) Franchisee shall purport to effect any assignment or encumbrance of this Agreement, or of Franchisee's rights hereunder, except pursuant to the terms of the respective Unit Agreement for each Outlet.

                    (e) Franchisee shall default in the performance of any obligation imposed upon Franchisee under this Agreement or under any Unit Agreement or any of the Manuals.

                    (f) Franchisee, or any person controlling, controlled by, or under common control with Franchisee, shall be adjudicated a bankrupt or become insolvent; or if a receiver (permanent or temporary) of Franchisee's or of any such person's property, or any part thereof, shall be appointed by a court of competent jurisdiction; or if Franchisee or any such person shall make a general assignment for the benefit of creditors; or if a final judgment against Franchisee or any such person shall remain unsatisfied of record longer than thirty (30) days; or if execution shall be levied against Franchisee's or any such person's business or property; or suit to foreclose any lien or mortgage against any Outlet premises and/or equipment shall be instituted against Franchisee or any such person and not be dismissed within thirty (30) days.

                    (g) Franchisee shall default in the performance of any term, condition, or obligation in payment of any indebtedness to Franchisor, Franchisee's suppliers, or others arising out of the purchase of supplies, or the purchase or lease of equipment for operation of any Outlet, and if any such default is not cured within thirty (30) days.

             2. Upon the occurrence of any of the events of default set forth in this Article D., Franchisor, without prejudice to any other rights or remedies contained in this Agreement or provided by law, may terminate this Agreement, which termination shall be effective thirty (30) days after written notice is given by Franchisor to Franchisee if such defaults are not cured within such thirty (30)-day period, provided, however, that if any such default is also a default under a Unit Agreement which provides for a cure period of ten (10) days, the cure period for the said default under this Agreement also shall be ten (10) days. In the event of any such default, Franchisor, at its option, may terminate this Agreement as it applies to any one or more franchise locations which, at the time of such default, have not been opened for business pursuant to the provisions of this Agreement. In the event of any termination, without limitation as to Franchisor's right to seek its full measure of compensatory damages, the consideration paid to Franchisor by Franchisee for the granting of exclusive rights in the Territory shall be retained by Franchisor, and Franchisor shall not be obligated to refund to Franchisee any part of such payment under any circumstances. Franchisor also shall have the right, upon any termination hereunder, to grant rights for the construction and operation of Outlets within the Territory to any other person or entity, or Franchisor itself may elect to develop and construct Outlets within the Territory.

       E. Right of First Refusal. If, at any time or from time to time, within the term of any Unit Agreement pursuant to which Franchisee shall open a Outlet within the Territory, and following full compliance by Franchisee with the Development Schedule, Franchisor determines that it is desirable to operate one or more additional Outlets within the Territory, and provided that Franchisee is then in full compliance with all terms and conditions of all Unit Agreements pursuant to which Franchisee is then operating Outlets, Franchisor may create, operate or permit creation and operation of additional food service facilities within the Territory, but Franchisee shall have a right of first refusal to obtain the developmental rights to all such additional Outlets upon such terms and conditions as are then determined by Franchisor. If Franchisee shall have such right of first refusal, Franchisor shall advise Franchisee, in writing, of the terms and conditions for the acquisition of the developmental rights for all such additional Outlets. Franchisee must notify Franchisor, in writing, within thirty
(30) days of the receipt of such notice, if Franchisee wishes to acquire the developmental rights to all such additional Outlets which Franchisor then deems advisable to construct within the Territory. If Franchisee does not exercise this right of first refusal, Franchisor, within ninety (90) days from the expiration of the thirty (30)-day period, may grant developmental rights to any one or more of such additional Outlets to any other persons or entities under the same terms and conditions, or Franchisor may elect to develop and construct any one or more of such additional Outlets within the Territory, as it deems desirable; provided, however, that no person, other than Franchisee, shall be permitted to construct, own, or operate a Outlet, within the "Territory" of any Pizzeria Uno Outlet, as defined in the Unit Agreement.

       F. Relationship of Parties. The parties hereto are completely separate entities, and are not partners, joint venturers, or agents of the other in any sense. Neither party has the power to obligate or bind the other. Franchisee shall not hold itself out as an agent, legal representative, joint venturer, partner, employee, or servant of Franchisor for any purpose whatsoever.

       G. General Provisions.

             1. Waiver by Franchisor of any violation or default by Franchisee shall not alter or impair Franchisor's right with respect to any subsequent violation or default, and any delay or omission of Franchisor to exercise any right arising from such violation or default shall not alter or impair Franchisor's right as to the same or any future violation or default.

             2. Except as otherwise specifically set forth in this Agreement, this Agreement shall inure to and be binding upon the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

             3. Every notice under this Agreement shall be in writing and delivered in person, or by certified or other receipted mail, or by Federal Express, United Parcel Service, U.S. Express Mail, or another reputable delivery service providing overnight delivery, addressed as follows:

                    If to Franchisor:

                    Pizzeria Uno Corporation
                    100 Charles Park Road

                    West Roxbury, Massachusetts 02132-4985
                    Attention:  Chief Operating Officer

                    A separate copy of each notice to Franchisor shall be separately addressed and delivered to General Counsel for Franchisor.

                    If to Franchisee:

                    _____________________________________

                    _____________________________________

                    _____________________________________


       Either party, by such notice, may change the address to which notices shall be sent. Notices delivered in person shall be deemed given when delivered, and mailed notices shall be deemed given on the date of delivery if by certified mail or other receipted mail, (or three (3) days after mailing if the addressee fails or refuses to claim such notice); and notices given by Federal Express or some other form of overnight delivery shall be deemed given one (1) business day after pick-up by the overnight delivery service provider.

             4. If any term or provision of this Agreement, or the application thereof to any person, property, or circumstance, shall be invalid or unenforceable to any extent, the remainder of this Agreement shall be unaffected thereby and shall remain in full force and effect, and each term and provision shall be valid and enforced to the fullest extent permitted by law.

             5. This instrument contains the entire Agreement of the parties, and supersedes, cancels, and revokes any and all other agreements between the parties relating to the subject matter of this Agreement. There are no representations or warranties, either oral or written, except those contained herein. This Agreement may be modified only by an agreement, in writing, signed by each party hereto.

             6. This Agreement has been entered into and shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

Franchisee hereby consents to personal and subject matter jurisdiction of the Superior Court of Suffolk County, Massachusetts.


       WITNESS the execution hereof, under seal, as of the day and year first above written.

                                       FRANCHISOR:

WITNESS:                               PIZZERIA UNO CORPORATION

__________________________________     By:_____________________________________

__________________________________     Its:____________________________________


                                       FRANCHISEE:

WITNESS:                               ________________________________________

__________________________________     By:_____________________________________

__________________________________     Its:____________________________________

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                           FOR THE STATE OF CALIFORNIA

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between _______________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

         CALIFORNIA LAW MODIFICATIONS

         1. The California Department of Corporations requires that certain provisions contained in franchise documents be amended to be consistent with California law, including the California Franchise Investment Law, CAL. BUS. & PROF. CODE Section 31000 et seq., and the California Franchise Relations Act, CAL. BUS. & PROF. CODE Section 20000 et seq. To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                a. If the Agreement contains a provision regarding termination and nonrenewal that is inconsistent with California Business and Professions Code Sections 20000 through 20043 and the Federal Bankruptcy Code, these laws will control.

                b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the California Franchise Investment Law and the California Franchise Relations Act.

                c. If the Agreement requires Franchisee to pay liquidated damages that are inconsistent with California Civil Code Section 1671, such law shall prevail.

                d. If the Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may be unenforceable under California law.

                e. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of California, the requirement may be unenforceable under California law.

                f. If the Agreement requires that it be governed by a state's law, other than the State of California, such requirement may be unenforceable.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

          2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the California law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

          IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ___ day of ___________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________

NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                             FOR THE STATE OF HAWAII

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between ________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

             HAWAII LAW MODIFICATIONS

          1. The Director of the Hawaii Department of Commerce and Consumer Affairs requires that certain provisions contained in franchise documents be amended to be consistent with Hawaii law, including the Hawaii Franchise Investment Law, Hawaii Revised Statutes, Title 26, Chapter 482E-1 Through 482E-12 (1988). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

             a. The Hawaii Franchise Investment Law provides rights to Franchisee concerning nonrenewal, termination and transfer of the Agreement. If the Agreement contains a provision that is inconsistent with the Law, the Law will control. Among those rights, the Law may require that upon termination or nonrenewal Franchisor repurchase for fair market value Franchisee's inventory, supplies, equipment and furnishings purchased from Franchisor or a supplier designated by Franchisor, provided that personalized materials which have no value to Franchisor need not be repurchased. If the non-renewal or termination is for the purpose of converting Franchisee's business to one owned and operated by Franchisor, Franchisor may, additionally, be obligated to compensate Franchisee for loss of goodwill. Franchisor may deduct all amounts due from Franchisee and any costs related to the transportation or disposition of items repurchased against any payment for those items. If the parties cannot agree on the fair market value, fair market value shall be determined in the manner set forth in the Agreement. If the Agreement does not provide for determination of the fair market value of assets for purchase by Franchisor, such amount shall be determined by an independent appraiser approved by both parties, and the costs of the appraisal shall be shared equally by the parties.

             b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the Hawaii Franchise Investment Law.




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
          2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Hawaii Franchise Investment Law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ____ day of _______, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________



NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                            FOR THE STATE OF ILLINOIS

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between ________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

                 ILLINOIS LAW MODIFICATIONS

                1. The Illinois Attorney General's Office requires that certain provisions contained in franchise documents be amended to be consistent with Illinois law, including the Franchise Disclosure Act of 1987, Il1. Rev. Stat. ch. 815 para. 705/1 - 705/44 (1994). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                   a. Illinois Franchise Disclosure Act paragraphs 705/19 and
                      705/20 provide rights to Franchisee concerning nonrenewal and termination of the Agreement. If the Agreement contains a provision that is inconsistent with such provisions of the Act, the Act will control.

                   b. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Illinois Franchise Disclosure Act, and such acknowledgments shall be void and are hereby deleted with respect to claims under the Act.

                   c. If the Agreement requires litigation to be conducted in a forum other than the State of Illinois, the requirement shall be void with respect to claims under the Illinois Franchise Disclosure Act.

                   d. If the Agreement requires that it be governed by a state's law, other than the State of Illinois, to the extent that such law conflicts with the Illinois Franchise Disclosure Act, the Act will control.

                2. The first paragraph of the cover page of the Agreement shall be amended to delete the last sentence thereof.

                3. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Illinois Franchise Disclosure Act, with respect to each such provision, are met independent




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
of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ____ day of __________,199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________

NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                            FOR THE STATE OF INDIANA

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between ________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

                     INDIANA LAW MODIFICATIONS

              1. The Indiana Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with Indiana law, including the Indiana Franchises Act, Ind. Code Ann.
     Section 1 - 51 (1994) and the Indiana Deceptive Franchise Practices Act, Ind. Code Ann. Section 23-2-2.7 (1985). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                     a. If the Agreement contains a provision regarding termination and nonrenewal that is inconsistent with these provisions of the Indiana Deceptive Franchise Practices Act, the Act will control.

                     b. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, and such acknowledgments shall be void with respect to claims under the Acts.

                     c. If the Agreement contains covenants not to compete upon expiration or termination of the Agreement that are inconsistent with the Indiana Deceptive Franchise Practices Act, the requirements of the Act will control.

                     d. The Indiana Deceptive Franchise Practices Act provides that substantial modification of the Agreement by Franchisor requires written consent of Franchisee. If the Agreement contains provisions that are inconsistent with this requirement, the Act will control.

                     e. If the Agreement requires litigation to be conducted in a forum other than the State of Indiana, the requirement may be unenforceable as a limitation on litigation under the Indiana Deceptive Franchise Practices Act Section 23-2-2.7(10).

                     f. If the Agreement requires that it be governed by a state's law, other than the State of Indiana, to the extent that such law conflicts with the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, the Acts will control.

              2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, with respect




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
to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ___ day of ________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                            FOR THE STATE OF MARYLAND

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between ________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

                 MARYLAND LAW MODIFICATIONS

                1. The Maryland Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Maryland law, including the Maryland Franchise Registration and Disclosure Law, Md. Code Ann., Bus. Reg. Sections 14-201 - 14-233
        (1994). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                     a. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the Maryland Franchise Registration and Disclosure Law, and such acknowledgments shall be void with respect to claims under the Law.

                     b. If the Agreement requires litigation to be conducted in a forum other than the State of Maryland, the requirement shall not be interpreted to limit any rights Franchisee may have under Sec. 14-216 (c)(25) of the Maryland Franchise Registration and Disclosure Law to bring suit in the state of Maryland.

                2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Maryland Franchise Registration and Disclosure Law, with respect to each such provision,




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
are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ____ day of ___________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                              AND OFFERING CIRCULAR
                           FOR THE STATE OF MINNESOTA

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between ________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ___________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            MINNESOTA LAW MODIFICATIONS

         1. The Commissioner of Commerce for the State of Minnesota requires that certain provisions contained in franchise documents be amended to be consistent with Minnesota Franchise Act, Minn. Stat. Section 80.01 et seq., and of the Rules and Regulations promulgated under the Act (collectively the "Franchise Act"). To the extent that the Agreement and Offering Circular contain provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Minnesota Department of Commerce requires that Franchisor indemnify Minnesota franchisees against liability to third parties resulting from claims that the Franchisees' use of the intellectual Properties infringes trademark rights of the third party. If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

            b. Franchise Act, Sec. 80C.14, Subd. 4., requires, except in certain specified cases, that a franchisee be given written notice of a franchisor's intention not to renew 180 days prior to expiration of the franchise and that the franchisee be given sufficient opportunity to operate the franchise in order to enable the franchisee the opportunity to recover the fair market value of the franchise as a going concern. If the Agreement contains a provision that is inconsistent with such requirement of the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

            c. Franchise Act, Sec. 80C.14, Subd. 3., requires, except in certain specified cases that a franchisee be given 90 days notice of termination (with 60 days to cure). If the Agreement contains a provision that is inconsistent with such requirement of the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

            d. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Franchise Act, such release shall exclude claims arising under the Franchise Act, and such acknowledgments shall be void with respect to claims under the Act.

            e. If the Agreement requires that it be governed by a state's law, other than the State of Minnesota or arbitration or mediation, those provisions shall not in any way abrogate or reduce any rights of the Franchisee as provided for in the Franchise Act, including the right to submit matters to the jurisdiction of the courts of Minnesota.

          2. Each provision of this Agreement shall be effective only to the extent that the jurisdictional requirements of the Minnesota law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ____ day of ___________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                            FOR THE STATE OF NEW YORK

         The Pizzeria Uno Corporation Unit Franchise Agreement for full-Service Restaurant between ________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ___________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

             NEW YORK LAW MODIFICATIONS

             1. The New York Department of Law requires that certain provisions contained in franchise documents be amended to be consistent with New York law, including the General Business Law, Article 33, Sections 680 through 695 (1989). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                 a. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the General Business Law, or any regulation, rule or order under the Law, such release shall exclude claims arising under the New York General Business Law,
                         Article 33, Section 680 through 695 and the regulations promulgated thereunder, and such acknowledgments shall be void. It is the intent of this provision that non-waiver provisions of Sections 687.4 and 687.5 of the General Business Law be satisfied.

                 b. If the Agreement requires that it be governed by a state's law, other than the State of New York, the choice of law provision shall not be considered to waive any rights conferred upon the Franchisee under the New York General Business Law, Article 33, Sections 680 through 695.

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the New York General Business Law, with respect to each such provision, are met




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
independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                          FOR THE STATE OF NORTH DAKOTA

         The Pizzeria Uno Corporation Franchise Agreement for Full-Service Restaurant between _______________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

              NORTH DAKOTA LAW MODIFICATIONS

              1. The North Dakota Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with North Dakota law, including the North Dakota Franchise Investment Law, North Dakota Century Code Annotated Chapter 51-19, Sections 51-19-01 through 51-19-17 (1993). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                  a. If the Franchisee is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the North Dakota Franchise Investment Law, and such acknowledgments shall be void with respect to claims under the Law.

                  b. Covenants not to compete during the term of and upon termination or expiration of the Agreement are enforceable only under certain conditions according to North Dakota law. If the Agreement contains a covenant not to compete which is inconsistent with North Dakota law, the covenant may be unenforceable.

                  c. If the Agreement requires litigation to be conducted in a forum other than the State of North Dakota, the requirement is void with respect to claims under the North Dakota Franchise Investment Law.

                  d. If the Agreement requires that it be governed by a state's law, other than the State of North Dakota, to the extent that such law conflicts with the North Dakota Franchise Investment Law, the North Dakota Franchise Investment Law will control.

                  e. If the Agreement requires mediation or arbitration to be conducted in a forum other than the State of North Dakota, the requirement may be unenforceable under the North Dakota Franchise Investment Law. Arbitration involving a franchise purchased in the State of North Dakota must be held either in a location mutually agreed upon prior to the arbitration or if the parties cannot agree on a location, the location will be determined by the arbitrator.

                  f. If the Agreement requires payment of a termination penalty, the requirement may be unenforceable under the North Dakota Franchise Investment Law.

          2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the North Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of __________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                          FOR THE STATE OF RHODE ISLAND

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between ______________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

              RHODE ISLAND LAW MODIFICATIONS

              1. The Rhode Island Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Rhode Island law, including the Franchise Investment Act, R.I. Gen. Law. ch. 395 Sec. 19-28.1-1 -19-28.1-34. To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                     a. If this Agreement requires litigation to be conducted in a forum other than the State of Rhode Island, the requirement is void under Rhode Island Franchise Investment Act Sec. 19-28.1-14.

                     b. If this Agreement requires that it be governed by a state's law, other than the State of Rhode Island, to the extent that such law conflicts with Rhode Island Franchise Investment Act it is void under Sec. 19-28.1-14.

                     c. If the Franchisee is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Rhode Island Franchise Investment Act, and such acknowledgments shall be void with respect to claims under the Act.

              2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Rhode Island Franchise Investment Act, with respect to each such provision, are met




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
independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this _______ day of ___________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                          FOR THE STATE OF SOUTH DAKOTA

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between ________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

              SOUTH DAKOTA LAW MODIFICATIONS

              1. The Director of the South Dakota Division of Securities requires that certain provisions contained in franchise documents be amended to be consistent with South Dakota law, including the South Dakota Franchises for Brand-Name Goods and Services Law, South Dakota Codified Laws, Title 37, Chapter 37-5A, Sections 37-5A-1 through 37-5A-87 (1994). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                 a. If the Franchisee is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the South Dakota Franchises for Brand-Name Goods and Services Law, and such acknowledgments shall be void with respect to claims under the Law.

                 b. Covenants not to compete upon termination or expiration of the Agreement are generally unenforceable in the state of South Dakota, except in certain limited instances as provided by law. If the Agreement contains a covenant not to compete which is inconsistent with South Dakota law, the covenant may be unenforceable.

                 c. Regardless of the terms of the Agreement concerning termination, if Franchisee fails to meet performance and quality standards or fails to make any royalty payments under the Agreement, Franchisee will be afforded thirty (30) days' written notice with an opportunity to cure the default before termination.

                 d. If the Agreement requires payment of liquidated damages that are inconsistent with South Dakota Law, the liquidated damage clauses may be void under SDCL 53-9-5.

                 e. If the Agreement requires litigation to be conducted in a forum other than the State of South Dakota, the requirement is void with respect to any cause of action otherwise enforceable under South Dakota Law.

                 f. If the Agreement requires that it be governed by a state's law, other than the State of South Dakota, matters regarding franchise registration, employment, covenants not to compete, and other issues of local concern will be governed by the laws of the State of South Dakota; but as to contractual and all other matters, the Agreement and all provisions of this Amendment will be and remain subject to the application, construction, enforcement, interpretation under the governing law set forth in the Agreement.

                 g. If the Agreement requires that disputes between Franchisor and Franchisee be mediated/arbitrated at a location that is outside the State of South Dakota, the mediation/arbitration will be conducted at a location mutually agreed upon by the parties. If the parties cannot agree on location for the mediation/arbitration, the location shall be determined by the mediator/arbitrator selected.

              2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the South Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ____ day of _________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                           FOR THE STATE OF WASHINGTON

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between ________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ___________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

            WASHINGTON LAW MODIFICATIONS

         1. The Director of the Washington Department of Financial Institutions requires that certain provisions contained in franchise documents be amended to be consistent with Washington law, including the Washington Franchise Investment Protection Act, WA Rev. Code Sections 19.100.010 to 19.100.940
 (1991). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

            a. The Washington Franchise Investment Protection Act provides rights to Franchisee concerning nonrenewal and termination of the Agreement. If the Agreement contains a provision that is inconsistent with the Act, the Act will control.

            b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the Washington Franchise Investment Protection Act; except when the release is executed under a negotiated settlement after the Agreement is in effect and where the parties are represented by independent counsel. If there are provisions in the Agreement that unreasonably restrict or limit the statute of limitations period for claims brought under the Act, or other rights or remedies under the Act, those provisions may be unenforceable.

            c. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of Washington, the requirement may be unenforceable under Washington law. Arbitration involving a franchise purchased in the State of Washington, must either be held in the State of Washington or in a place mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

            d. If the Agreement requires that it be governed by a state's law, other than the State of Washington, and there is a conflict between the law and the Washington Franchise Investment Protection Act, the Washington Franchise Investment Protection Act will control.



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
         2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Washington law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

         IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ____ day of ____________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      AMENDMENT TO PIZZERIA UNO CORPORATION
              UNIT FRANCHISE AGREEMENT FOR FULL-SERVICE RESTAURANT
                           FOR THE STATE OF WISCONSIN

         The Pizzeria Uno Corporation Unit Franchise Agreement for Full-Service Restaurant between ________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated __________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

           WISCONSIN LAW MODIFICATIONS

        1. The Securities Commissioner of the State of Wisconsin requires that certain provisions contained in franchise documents be amended to be consistent with Wisconsin Fair Dealership Law, Wisconsin Statutes, Chapter 135 ("Fair Dealership Law"). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

             a. The Wisconsin Fair Dealership Law, among other things, grants Franchisee the right, in most circumstances, to 90 days' prior written notice of termination or non-renewal and 60 days within which to remedy any claimed deficiencies. If the Agreement contains a provision that is inconsistent with these provisions of the Wisconsin Fair Dealership Law, the provisions of the Agreement shall be superseded by the Law's requirements and shall have no force or effect.

             b. If the Agreement requires that it be governed by a state's law, other than the State of Wisconsin, to the extent that any provision of the Agreement conflicts with the Wisconsin Fair Dealership Law such provision shall be superseded by the law's requirements.




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
        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Wisconsin law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ____ day of __________, 199_.

                                            PIZZERIA UNO CORPORATION
 Witnesses:
____________________________                By: ________________________________
                                                Its ____________________________

____________________________

 Witnesses:

____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


____________________________                ____________________________________
                                            Franchisee

____________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                          FOR THE STATE OF CALIFORNIA


        The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between ______________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

                CALIFORNIA LAW MODIFICATIONS

        1. The California Department of Corporations requires that certain provisions contained in franchise documents be amended to be consistent with California law, including the California Franchise Investment Law, CAL. BUS. & PROF. CODE Section 31000 et seq., and the California Franchise Relations Act, CAL. BUS. & PROF. CODE Section 20000 et seq. To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                a. If the Agreement contains a provision regarding termination and nonrenewal that is inconsistent with California Business and Professions Code Sections 20000 through 20043 and the Federal Bankruptcy Code, these laws will control.

                b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the California Franchise Investment Law and the California Franchise Relations Act.

                c. If the Agreement requires Franchisee to pay liquidated damages that are inconsistent with California Civil Code
                        Section 1671, such law shall prevail.

                d. If the Agreement contains a covenant not to compete which extends beyond the expiration or termination of the Agreement, the covenant may be unenforceable under California law.

                e. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of California, the requirement may be unenforceable under California law.

                f. If the Agreement requires that it be governed by a state's law, other than the State of California, such requirement may be unenforceable.




                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the California law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                            FOR THE STATE OF HAWAII


        The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between ______________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

                HAWAII LAW MODIFICATIONS

        1. The Director of the Hawaii Department of Commerce and Consumer Affairs requires that certain provisions contained in franchise documents amended to be consistent with Hawaii law, including the Hawaii Franchise Investment Law, Hawaii Revised Statutes, Title 26, Chapter 482E-1 Through 482E-12 (1988). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                a. The Hawaii Franchise Investment Law provides rights to Franchisee concerning nonrenewal, termination and transfer of the Agreement. If the Agreement contains a provision that is inconsistent with the Law, the Law will control. Among those rights, the Law may require that upon termination or nonrenewal Franchisor repurchase for fair market value Franchisee's inventory, supplies, equipment and furnishings purchased from Franchisor or a supplier designated by Franchisor, provided that personalized materials which have no value to Franchisor need not be repurchased. If the non-renewal or termination is for the purpose of converting Franchisee's business to one owned and operated by Franchisor, Franchisor may, additionally, be obligated to compensate Franchisee for loss of goodwill. Franchisor may deduct all amounts due from Franchisee and any costs related to the transportation or disposition of items repurchased against any payment for those items. If the parties cannot agree on the fair market value, fair market value shall be determined in the manner set forth in the Agreement. If the Agreement does not provide for determination of the fair market value of assets for purchase by Franchisor, such amount shall be determined by an independent appraiser approved by both parties, and the costs of the appraisal shall be shared equally by the parties.

                b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the Hawaii Franchise Investment Law.


                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Hawaii Franchise Law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                           FOR THE STATE OF ILLINOIS

The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between _________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ________________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

     ILLINOIS LAW MODIFICATIONS

     1. The Illinois Attorney General's Office requires that certain provisions contained in franchise documents be amended to be consistent with Illinois law, including the Franchise Disclosure Act of 1987, Ill. Rev. Stat. ch. 815 para. 705/1-705/44 (1994). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

     a. Illinois Franchise Disclosure Act paragraphs 705/19 and 705/20 provide rights to Franchise concerning nonrenewal and termination of the Agreement. If the Agreement contains a provision that is inconsistent with such provisions of the Act, the Act will control.

     b. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Illinois Franchise Disclosure Act, and such acknowledgments shall be void and are hereby deleted with respect to claims under the Act.

     c. If the Agreement requires litigation to be conducted in a forum other than the State of Illinois, the requirement shall be void with respect to claims under the Illinois Franchise Disclosure Act.

     d. If the Agreement requires that it be governed by a state's law, other than the State of Illinois, to the extent that such law conflicts with the Illinois Franchise Disclosure Act, the Act will control.

     2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Illinois Franchise Disclosure Act, with respect to each such provision, are met independent


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
of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                            FOR THE STATE OF INDIANA

The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between _________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ________________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

     INDIANA LAW MODIFICATIONS

     1. The Indiana Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with Indiana law, including the Indiana Franchises Act, Ind. Code Ann. Sections 1-51 (1994) and the Indiana Deceptive Franchise Practices Act, Ind. Code Ann. Section 23-2-2.7
(1985). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

     a. If the Agreement contains a provision regarding termination and nonrenewal that is inconsistent with these provisions of the Indiana Deceptive Franchise Practices Act, the Act will control.

     b. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, and such acknowledgments shall be void with respect to claims under the Acts.

     c. If the Agreement contains covenants not to compete upon expiration or termination of the Agreement that are inconsistent with the Indiana Deceptive Franchise Practices Act, the requirements of the Act will control.

     d. The Indiana Deceptive Franchise Practices Act provides that substantial modification of the Agreement by Franchisor requires written consent of Franchisee. If the Agreement contains provisions that are inconsistent with this requirement, the Act will control.

     e. If the Agreement requires litigation to be conducted in a forum other than the State of Indiana, the requirement may be unenforceable as a limitation on litigation under the Indiana Deceptive Franchise Practices Act Section 23-2-2.7(10).

     f. If the Agreement requires that it be governed by a state's law, other than the State of Indiana, to the extent that such law conflicts with the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, the Act will control.

     2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Indiana Deceptive Franchise Practices Act and the Indiana Franchises Act, with respect


                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY] to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                           FOR THE STATE OF MARYLAND

        The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between _______________________("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

        MARYLAND LAW MODIFICATIONS

               1. The Maryland Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Maryland law, including the Maryland Franchise Registration and Disclosure Law, Md. Code Ann., Bus. Reg. Sections 14-201 - 14-233
        (1994). To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                        a. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the Maryland Franchise Registration and Disclosure Law, and such acknowledgements shall be void with respect to claims under the Law.

                        b. If the Agreement requires litigation to be conducted in a forum other than the State of Maryland, the requirement shall not be interpreted to limit any rights Franchisee may have under Sec. 14-216(c)(25) of the Maryland Franchise Registration and Disclosure Law to bring suit in the state of Maryland.

        2. Each Provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Maryland Franchise Registration and Disclosure Law, with respect to each such provision,




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
are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                             AND OFFERING CIRCULAR
                           FOR THE STATE OF MINNESOTA

        The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between _______________________("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

        MINNESOTA LAW MODIFICATIONS

        1. The Commissioner of Commerce for the State of Minnesota requires that certain provisions contained in franchise documents be amended to be consistent with Minnesota Franchise Act, Minn. Stat. Section 80.01 et seq., and of the Rules and Regulations promulgated under the Act (collectively the "Franchise Act"). To the extent that the Agreement and Offering Circular contain provisions that are inconsistent with the following, such provisions are hereby amended:

                a. The Minnesota Department of Commerce requires that Franchisor indemnify Minnesota franchisees against liability to third parties resulting from claims that the Franchisees' use of the Intellectual Properties infringes trademark rights of the third party. If the Agreement contains a provision that is inconsistent with the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

                b. Franchise Act, Sec. 80C.14, Subd. 4., requires, except in certain specified cases, that a franchisee be given written notice of a franchisor's intention not to renew 180 days prior to expiration of the franchise and that the franchisee be given sufficient opportunity to operate the franchise in order to enable the franchisee the opportunity to recover the fair market value of the franchise as a going concern. If the Agreement contains a provision that is inconsistent with such requirement of the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

                c. Franchise Act, Sec. 80C.14, Subd. 3., requires, except in certain specified cases that a franchisee be given 90 days notice of termination (with 60 days to cure). If the Agreement contains a provision that is inconsistent with such requirement of the Franchise Act, the provisions of the Agreement shall be superseded by the Act's requirements and shall have no force or effect.

                d. If the Agreement requires Franchisee to execute a release of claims or to acknowledge the facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Franchise Act, such release shall exclude claims arising under the Franchise Act, and such acknowledgements shall be void with respect to claims under the Act.

                c. If the Agreement requires that it be governed by a state's law, other than the State of Minnesota or arbitration or mediation, those provisions shall not in any way abrogate or reduce any rights of the Franchisee as provided for in the Franchise Act, including the right to submit matters to the jurisdiction of the courts of Minnesota.

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Minnesota law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
             AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                         FOR THE STATE OF NORTH DAKOTA

        The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurant between _______________________("Franchisee") and Pizzeria Uno Corporation ("Franchise") dated ____________(the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

                NORTH DAKOTA LAW MODIFICATIONS

                1. The North Dakota Securities Commissioner requires that certain provisions contained in franchise documents be amended to be consistent with North Dakota law, including the North Dakota Franchise Investment Law, North Dakota Century Code Annotated Chapter 51-19, Sections 51-19-01 through 51-19-17 (1993). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                a. If the Franchisee is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the North Dakota Franchise Investment Law, and such acknowledgments shall be void with respect to claims under the Law.

                b. Covenants not to compete during the term of and upon termination or expiration of the Agreement are enforceable only under certain conditions according to North Dakota Law. If the Agreement contains a covenant not to compete which is inconsistent with North Dakota law, the covenant may be unenforceable.

                c. If the Agreement requires litigation to be conducted in a forum other than the State of North Dakota, the requirement is void with respect to claims under the North Dakota Franchise Investment Law.

                d. If the Agreement requires that it be governed by a state's law, other than the State of North Dakota, to the extent that such law conflicts with the North Dakota Franchise Investment Law, the North Dakota Franchise Investment Law will control.

                e. If the Agreement requires mediation or arbitration to be conducted in a forum other than the State of North Dakota, the requirement may be unenforceable under the North Dakota Franchise Investment Law. Arbitration involving a franchise purchased in the State of North Dakota must be held either in a location mutually agreed upon prior to the arbitration or if the parties cannot agree on a location, the location will be determined by the arbitrator.

                f. If the Agreement requires payment of a termination penalty, the requirement may be unenforceable under the North Dakota Franchise Investment Law.

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the North Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                           FOR THE STATE OF NEW YORK

        The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between __________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ______________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

                NEW YORK LAW MODIFICATIONS

                1. The New York Department of Law requires that certain provisions contained in franchise documents be amended to be consistent with New York law, including the General Business Law, Article 33, Sections 680 through 695 (1989). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                a. If the Agreement requires Franchisee to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the General Business Law, or any regulation, rule or order under the Law, such release shall exclude claims arising under the New York General Business Law, Article 33,
                        Section 680 through 695 and the regulations promulgated thereunder, and such acknowledgments shall be void. It is the intent of this provision that non-waiver provisions of Sections 687.4 and 687.5 of the General Business Law be satisfied.

                b. If the Agreement requires that it be governed by a state's law, other than the State of New York, the choice of law provision shall not be considered to waive any rights conferred upon the Franchisee under the New York General Business Law, Article 33, Sections 680 through 695.

                2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the New York General Business Law, with respect to each such provision, are met






                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY] independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                         FOR THE STATE OF RHODE ISLAND

The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between _________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ________________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

     RHODE ISLAND LAW MODIFICATIONS

     1. The Rhode Island Securities Division requires that certain provisions contained in franchise documents be amended to be consistent with Rhode Island law, including the Franchise Investment Act, R.I. Gen. Law. ch. 395 Sec. 19-28.1-1 -19-28.1-34. To the extent that this Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

     a. If this Agreement requires litigation to be conducted in a forum other than the State of Rhode Island, the requirement is void under Rhode Island Franchise Investment Act Sec. 19-28.1-14.

     b. If this Agreement requires that it be governed by a state's law, other than the State of Rhode Island, to the extent that such law conflicts with Rhode Island Franchise Investment Act it is void under Sec. 19-28.1-14.

     c. If the Franchisee is required in this Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Act, or a rule or order under the Act, such release shall exclude claims arising under the Rhode Island Franchise Investment Act, and such acknowledgements shall be void with respect to claims under the Act.

     2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Rhode Island Franchise Investment Act, with respect to each such provision, are met


                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY] independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                         FOR THE STATE OF SOUTH DAKOTA

        The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between _______________________("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

        SOUTH DAKOTA LAW MODIFICATIONS

                1. The Director of the South Dakota Division of Securities requires that certain provisions contained in franchise documents be amended to be consistent with South Dakota law, including the South Dakota Franchises for Brand-Name Goods and Services Law, South Dakota Codified Laws, Title 37, chapter 37-5A, Sections 37-5A-1 through 37-5A-87 (1994). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                a. If the Franchisee is required in the Agreement to execute a release of claims or to acknowledge facts that would negate or remove from judicial review any statement, misrepresentation or action that would violate the Law, or a rule or order under the Law, such release shall exclude claims arising under the South Dakota Franchises for Brand-Name Goods and Services Law, and such acknowledgments shall be void with respect to claims under the Law.

                b. Covenants not to compete upon termination or expiration of the Agreement are generally unenforceable in the state of South Dakota, except in certain limited instances as provided by law. If the Agreement contains a covenant not to compete which is inconsistent with South Dakota law, the covenant may be unenforceable.

                c. Regardless of the terms of the Agreement concerning termination, if Franchisee fails to meet performance and quality standards or fails to make any royalty payments under the Agreement, Franchisee will be afforded thirty (30) days' written notice with an opportunity to cure the default before termination.

                d. If the Agreement requires payment of liquidated damages that are inconsistent with South Dakota Law, the liquidated damage clauses may be void under SDCL 53-9-5.

                e. If the Agreement requires litigation to be conducted in a forum other than the State of South Dakota, the requirement is void with respect to any cause of action otherwise enforceable under South Dakota Law.

                f. If the Agreement requires that it be governed by a state's law, other than the State of South Dakota, matters regarding franchise registration, employment, covenants not to compete, and other issues of local concern will be governed by the laws of the State of South Dakota; but as to contractual and all other matters, the Agreement and all provisions of this Amendment will be and remain subject to the application, construction, enforcement, interpretation under the governing law set forth in the Agreement.

                g. If the Agreement requires that disputes between Franchisor and Franchisee be mediated/arbitrated at a location that is outside the Sate of South Dakota, the mediation/arbitration will be conducted at a location mutually agreed upon by the parties. If the parties cannot agree on location for the mediation/arbitration, the location shall be determined by the mediator/arbitrator selected.

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the South Dakota Franchise Investment Law, with respect to each such provision, are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                          FOR THE STATE OF WASHINGTON


        The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between ______________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated _____________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

                WASHINGTON LAW MODIFICATIONS

        1. The Director of the Washington Department of Financial Institutions requires that certain provisions contained in franchise documents be amended to be consistent with Washington law, including the Washington Franchise Investment Protection Act, WA Rev. Code Sections 19.100.010 to
19.100.940 (1991). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

                a. The Washington Franchise Investment Protection Act provides rights to Franchisee concerning nonrenewal and termination of the Agreement. If the Agreement contains a provision that is inconsistent with the Act, the Act will control.

                b. If the Agreement requires Franchisee to execute a release of claims, such release shall exclude claims arising under the Washington Franchisee Investment Protection Act; except when the release is executed under a negotiated settlement after the Agreement is in effect and where the parties are represented by independent counsel. If there are provisions in the Agreement that unreasonably restrict or limit the statute of limitations period for claims brought under the Act, or other rights or remedies under the Act, those provisions may be unenforceable.

                c. If the Agreement requires litigation, arbitration, or mediation to be conducted in a forum other than the State of Washington, the requirement may be unenforceable under Washington law. Arbitration involving a franchise purchased in the State of Washington, must either be held in the State of Washington or in a place mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

                d. If the Agreement requires that it be governed by a state's law, other than the State of Washington, and there is a conflict between the law and the Washington Franchise Investment Protection Act, the Washington Franchise Investment Protection Act will control.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Washington law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                     AMENDMENT TO PIZZERIA UNO CORPORATION
            AREA DEVELOPMENT AGREEMENT FOR FULL-SERVICE RESTAURANTS
                           FOR THE STATE OF WISCONSIN

The Pizzeria Uno Corporation Area Development Agreement for Full-Service Restaurants between _________________________ ("Franchisee") and Pizzeria Uno Corporation ("Franchisor") dated ________________________ (the "Agreement") shall be amended by the addition of the following language, which shall be considered an integral part of the Agreement:

     WISCONSIN LAW MODIFICATIONS

     1. The Securities Commissioner of the State of Wisconsin requires that certain provisions contained in franchise documents be amended to be consistent with Wisconsin Fair Dealership Law, Wisconsin Statutes, Chapter 135 ("Fair Dealership Law"). To the extent that the Agreement contains provisions that are inconsistent with the following, such provisions are hereby amended:

     a. The Wisconsin Fair Dealership Law, among other things, grants Franchisee the right, in most circumstances, to 90 days' prior written notice or termination or non-renewal and 60 days within which to remedy any claimed deficiencies. If the Agreement contains a provision that is inconsistent with these provisions of the Wisconsin Fair Dealership Law, the provisions of the Agreement shall be superseded by the Law's requirements and shall have no force or effect.

     b. If the Agreement requires that it be governed by a state's law, other than the State of Wisconsin, to the extent that any provision of the Agreement conflicts with the Wisconsin Fair Dealership Law such provision shall be superseded by the law's requirements.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

        2. Each provision of this Amendment shall be effective only to the extent that the jurisdictional requirements of the Wisconsin law applicable to the provision are met independent of this Amendment. This Amendment shall have no force or effect if such jurisdictional requirements are not met.

        IN WITNESS WHEREOF, the parties hereto set their hands and seals, in duplicate, on this ______ day of _______________, 199__.


Witnesses:                              PIZZERIA UNO CORPORATION

______________________________          By:_____________________________

                                           Its__________________________
______________________________

Witnesses:

______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


______________________________          ________________________________
                                        Franchisee

______________________________


NOTE: Each signature should have two witnesses. The name of each witness should be printed or typed under the witness's signature.

                      [STEPHENS DIVERSIFIED LEASING, INC.]


                   , 1995


Mr. John Doe
dba _________________________
1111 Street
Any Town, USA 00000

Dear Mr. Doe:

Stephens Diversified Leasing, Inc. dba Stephens Franchise Finance ("SFF") is pleased to inform you that SFF is willing to finance your Pizzeria Uno location in Anytown, USA up to a total amount of $_______________.

In addition to permanent financing, SFF offers an interim financing option, the terms and conditions of which are set forth in this letter. This commitment is subject to the terms and conditions set forth in this letter.

        COMMITMENT DEPOSIT: Borrower agrees to pay a deposit equal to 1% of the loan request. This deposit becomes the property of SFF and is non-refundable if the transaction is approved and not funded by SFF. At the time the permanent loan is funded, the commitment deposit will be applied to the advance payments due.

(a)     INTERIM FINANCING

        BORROWER: Mr. John Doe
                  1111 Street
                  Anytown, USA 00000

        AMOUNT:   $________________

        INTEREST RATE: The rate is the prime rate as quoted in The Wall Street Journal plus three hundred basis points. The rate is currently _____%. The rate may be adjusted during the term of the loan to reflect changes in the prime rate.

        INTEREST PAYMENT DATE: At maturity.

        MATURITY DATE: One hundred eighty (180) days from the date of executing the commitment letter or thirty (30) days after opening of the _______________, whichever occurs first. At that time, the interim funding may be converted to a permanent loan.

          Post Office Box 2299   Little Rock, AR 72203   501-374-6036

Mr. John Doe

__________________, 1995
Page 2

(b)     PERMANENT FINANCING

        BORROWER:  Mr. John Doe
                   1111 Street
                   Anytown, USA 00000

        LOAN AMOUNT:   $_________________

        TERM:          ______ Months

        REPAYMENT: For the term of the loan the monthly payment shall be determined by multiplying the amount financed times the rate factor provided. For the loan the rate factor is ___________ with a payment of $_________ per month. This payment amount is subject to change depending on the final loan amount. The initial payment and the last payment will be due at closing. Subsequent payments will be due monthly beginning 30 days from closing. This rate is subject to change if the loan is not consummated within the next 120 days.

Both Interim Financing and Permanent Financing are subject to all of the conditions found throughout the remainder of this commitment letter.

        COLLATERAL:
        This loan will be secured by a first priority security interest in all accounts receivable, contract rights, inventory, machinery, equipment, furniture, fixtures, and general intangibles owned currently or hereafter acquired, including all replacements, substitutions and proceeds thereof, by the borrower and any other proprietorship, partnership, or corporation which may have ownership rights in the business described above.

        GUARANTORS: The loan will be unconditionally and fully guaranteed by ______________, ________________, ________________, and their spouse(s), whose obligations to SFF will be joint and several with the Borrower and the other guarantors and shall be on written terms which are acceptable to SFF.

        ADVANCE PAYMENTS ______________

        CONDITIONS TO FIRST ADVANCE: Prior to SFF making the first advance to the Borrower, the following conditions precedent shall have been fully satisfied:

        1. SSF shall have received, duly executed, all promissory notes, loan agreements, security agreements, financing

Mr. John Doe
               ,  1995
---------------
Page 3

        statements, assignments, guaranties, corporate or partnership resolutions, and other documents and instruments determined by SFF necessary or advisable in connection with the transactions contemplated by this letter, all of which shall be in form and substance satisfactory to SFF.

2. With respect to the collateral referred to above, SFF shall have received (i) property and casualty insurance policies providing "all risk" physical damage or loss coverage in the amount of $
        and providing liability coverage for at least $100,000/$300,000 bodily
        injury and $          property damage and naming SFF as loss-payee and/
        or additional insured, and (ii) evidence satisfactory to SFF as to the validity, enforceability and priority of SFF's security interest therein, subject only to prior liens, if any, expressly permitted in this commitment.

3. SFF shall have received duly perfected assignment of the Borrower's rights under the Standard Franchise Agreement between Pizzeria Uno, and Mr. John Doe, to which Pizzeria Uno must consent. This assignment of franchise rights shall cover the location outlined in this commitment.


4. SFF shall have received confirmation of approval by Pizzeria Uno and payment in full of the franchise fees for the location described in this commitment.

5. SFF shall have received duly perfected assignment of the lease of the premises at the location described in this letter, which must be acceptable to SFF and which must be in the borrower's name.

6. SFF shall have received a landlord waiver allowing SFF access to the furniture, fixtures, and equipment located on the premises and the landlord's consent to the assignment of the lease of the premises.

7. Request signed for payments with original invoices. If you have already paid the invoice, we may reimburse you. However, we must have a copy of cancelled check or receipt which shows that you paid the invoice. Also, we can not reimburse you for something that you have charged.

Mr. John Doe
____________________, 1995
Page 4

        REPORTING REQUIREMENTS: So long as the Borrower shall be indebted to SFF,

        1. The Borrower will deliver to SFF monthly, quarterly, and annual financial statements presented in conformity with generally accepted accounting principles, beginning at the time of the acceptance of this commitment and continuing through the term of the loan.



        2. Each of the guarantors shall submit financial statements to SFF on an annual basis or at any other time so requested by SFF.

        WARRANTIES AND REPRESENTATIONS: By accepting this commitment the Borrower and its guarantors represent and warrant to SFF that the financial data previously submitted to SFF is and the financial data to be submitted to SFF will be true and accurate in all material respects and accurately reflect the Borrowers and its guarantors' financial condition and that there have been no material changes in the financial condition of the parties as of the date of the acceptance of this commitment.

        The Borrower warrants and represents that all necessary licenses and permits required by the city, county and state will be current.

        The Borrower is a [(a) Proprietorship, (b) Partnership, (c) Corporation], duly organized, validly existing and in good standing under the laws of the State of __________________ and is authorized to transact business in all necessary jurisdictions.

        OTHER AFFIRMATIVE COVENANTS: Borrower shall, so long as any funds remain outstanding or its indebtedness to SFF remains unpaid;

        1.  Pay all taxes when due.

        2. Authorize SFF to discuss the Borrower business with the franchisor as may be deemed necessary by SFF at its sole discretion.

        3. From time to time provide SFF with such other information as SFF may reasonably request.

        4. The Borrower and its guarantors agree to give SFF immediate notice of any change in their financial condition occurring prior to closing and funding.

Mr. John Doe
_________________________ , 1995
Page 5

        5. Will not operate in violation of any city, county, state, or federal laws.

           OTHER COVENANTS: Borrower shall not, so long as any indebtedness to SFF remains unpaid, without the prior written consent of SFF;

           1. Incur any indebtedness other than that indebtedness in existence as of the date of this commitment that has been disclosed to SFF; except accounts payable and trade payables incurred in the ordinary course of business; or any indebtedness expressly consented to by SFF in writing, if the result will be to cause a violation of any covenants.

           2. Withdraw any funds from the business in the form of compensation, dividends, bonuses, etc., if the result will be to cause a violation of any covenants.

           3. Make any loans to any officer, stockholder or employee of the Borrower and/or their relatives, if the result will be to cause a violation of any covenants.

           4. Make or permit any changes in the ownership of the Borrower or any of the stores existing as of the date of this commitment letter or contemplated by this commitment letter if such change will be to cause a diminution of the percentage of ownership control by Mr. John Doe or any of the partnerships or corporations they own or are a party to, except as expressly approved by SFF.

           DEFAULT: This commitment will terminate and any amounts outstanding under any loan contemplated hereby shall become due and payable in the event of the occurrence of;

           1. Failure to make any payment due under any loan on or before its due date.

           2. Any default under any of the notes, security documents, instruments, agreements and other documents executed by Borrower or others in connection with the transactions contemplated by this commitment.

           3. Failure to comply with or a breach or failure of any representation, warranty, covenant or other provision of this commitment letter (both before and after funding).

           4. Should there be, in the opinion of SFF, a material change in the financial condition of the Borrower of any of the guarantors to the extent that repayment of loans might

Mr. John Doe
_____________________, 1995
Page 6


                be adversely affected.

        CLOSING COSTS AND EXPENSES: This transaction shall be without cost to SFF. All expenses including, but not limited to, expenses for appraisals, attorneys fees, recording costs, title searches, and title insurance premiums shall be paid by the Borrower.

        GOVERNING LAW: This transaction shall be governed by the laws of the state of Nevada.

        DEADLINE FOR ACCEPTANCE OF COMMITMENT: Month, Day, Year (30 days from date of issue)

        EXPIRATION OF COMMITMENT: Month, Day, Year (6 months from date of issue). In the event the loan is not completed within the six month commitment period and you wish to extend the commitment for an additional six month period, you will be required to submit an updated financial package and an extension fee equal to one-half percent (1/2%) of the loan request. This one-half percent fee will at all times remain the sole property of SFF.

Gentlemen, if the terms and conditions herein set forth are satisfactory, please so indicate by signing in the space provided below and return this letter to:

        Stephens Diversified Leasing, Inc.
        dba Stephens Franchise Finance
        Mr. D. G. Simonton
        P.O. Box 11280
        Reno, NV 89510-1280

Subject to the deadline set forth above, this commitment shall be considered accepted upon receipt of this letter signed by the Borrower and the commitment deposit specified above by SFF at its office in Reno, Nevada.

Best regards,



D.G. Simonton
Vice President


The undersigned hereby accepts and approves the foregoing commitment and has already submitted a check in the amount of $_______________ for the commitment deposit.

Mr. John Doe
___________________________, 1995
Page 7


Borrower's Name

By: ___________________________________________________________________

Title: ________________________________________________________________

Date: _________________________________________________________________


Guarantor's Name

By: ___________________________________________________________________

Title: ________________________________________________________________

Date: _________________________________________________________________

                                    GUARANTY

Stephens Diversified Leasing, Inc.
dba Stephens Franchise Finance
1475 Terminal Way, C-2
Reno, NV 89502

Gentlemen:

In consideration of any loans, advances or financial accommodations previously now or hereafter granted by you to or for the account of NAME OF BORROWER ("Borrower"), under any agreement or agreement between yourselves and Borrower heretofore, now or hereafter executed (collectively the "Agreement") or otherwise, each of the undersigned (collectively the "Guarantors" and individually a "Guarantor") guarantees (a) the prompt payment to you of all sums which may in any manner whatsoever by presently due and owing and of all sums which shall in the future in any manner whatsoever become due and owing to you from Borrower under the Agreement or otherwise; and (b) the due performance by Borrower of all its obligations under the agreement and under all other present and future agreements with you.

Each Guarantor also agrees: to indemnify you and hold you harmless from and against all obligations, demands and liabilities by whomsoever asserted and against all losses, in any way suffered, incurred or paid by you as a result or in any way arising out of, following or consequential to transactions with Borrower, whether under the Agreement or otherwise, that this Guaranty shall not be impaired by any modification, supplement, extension nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security therefore, nor by any agreement or arrangement whatever with the Borrower or anyone else; that each Guarantor shall be liable to you for all attorneys fees and costs incurred by you by reason of this Guaranty or in connection with enforcing any rights granted you hereunder; that the liability of each Guarantor is direct and unconditional and may be enforced without requiring you first to resort to any other right, remedy or security; that you need not exhaust your rights or recourse against Borrower or any other person or any security you may have at any time before exercising your rights under this Guaranty against any Guarantor; that no Guarantor shall have any right of recourse to security for the debts and obligations of the Borrower to you, unless and until all of said debts and obligations have been paid in full; that if there is more than one Guarantor and the liability of the Guarantors shall be joint and several; that if Borrower or any Guarantor shall at any time become insolvent or make a general assignment or if a petition in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, against or in respect of Borrower or any Guarantor, any and all obligations of each Guarantor shall, at your option, become immediately due and payable without notice; that your changes and records showing the accounts between you and Borrower shall be admissible in any action or proceeding, shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof; that this Guaranty, is, as to each Guarantor, a continuing Guaranty; that the death of any Guarantor shall not affect the termination of this Guaranty as to such deceased or as to any other Guarantor; that termination of the obligations of any Guarantor shall not affect the continuing liability hereunder of any other of the Guarantors; that nothing shall discharge or satisfy the liability of any Guarantor hereunder except the full payment and performance of all Borrower's debts and obligations to you; that any and all present and future debts and obligations of the Borrower to each Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Borrower to you; and that all sums at any time to the credit of each Guarantor and any of the property of each Guarantor any time in your possession may be held by you as security for any and all obligations of such Guarantor to you and to pay any of your affiliated entities, no matter how or when arising, whether absolute or contingent, whether due or to become due and whether under this Guaranty or otherwise.

Each Guarantor waives: notice of acceptance hereof; the right to a jury trial in any action hereunder; presentment, demand and protest of any instrument and notice thereof; notice of default, and all other notices to which such Guarantor is or might be entitled; whether by law or otherwise; all right of set off and counter claims. All actions or proceedings arising directly or indirectly, in connection with, out of or related to this Guaranty may be litigated, at your sole discretion and election, if Borrower has breached any of the terms, provisions or covenants of the Contract; such litigation shall not be deemed to be a waiver by Lender of such breach.

No Assignment or other transfer by Lender or Borrower of any interest, right or obligation under the Contract or assumption by any third party of the obligations of Borrower under the Contract shall extinguish or diminish the unconditional, absolute, primary and direct liability of the undersigned under this Guaranty. The undersigned hereby consent to and waive all notice of any such assignment, transfer or assumption. If this Guaranty is executed by more than one person, the release of any one Guarantor shall not terminate this Guaranty as to any other Guarantor.

Any assignee of Lender shall have all of the rights of Lender hereunder and may enforce this Guaranty against us with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall inure to the benefit of Lender, and its successors and assigns, and shall be binding upon us and our heirs, executors, administrators, personal representatives, successors and assigns.

The undersigned agree to pay all expenses which may be incurred by Lender in the enforcement of this Guaranty, including court costs and reasonable attorney's fees.

If any provision of this Guaranty is prohibited, held to be invalid, or otherwise found to be unenforceable by reason of any rule of law, or judgement or decree entered by any court of competent jurisdiction in any state shall, as to such state, be ineffective to the extent of such prohibition, invalidity or unenforceability without affecting the remaining provisions hereof.

This guaranty agreement remains fully enforceable irrespective of any defenses or counterclaims that the borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction, and usury.

THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA. THE UNDERSIGNED DO HEREBY SUBMIT TO THE JURISDICTION OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF NEVADA EXPRESSLY WAIVING PERSONAL SERVICE OF PROCESS AND CONSENT TO SERVICE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE LAST KNOWN ADDRESS OF THE UNDERSIGNED, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty on the _______ day of ______________________, 19__.

GUARANTORS:


_________________________________________________________________
                         BORROWER






FEDERAL BANK SIGNATURE GUARANTY
subsequent lessee or purchaser, all with the consent of the Franchisor in accordance with the Franchise Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on this _______ day of _________________________, 19__.


BORROWER (FRANCHISEE)



By: ________________________
    Borrower


Stephens Diversified Leasing, Inc.
dba Stephens Franchise Finance
1475 Terminal Way, C-2
Reno, Nevada 89502


By: _________________________

Title: ______________________

Date: _______________________


Pizzeria Uno Corporation
100 Charles Park Road
West Roxbury, MA


By: _________________________

Title: ______________________

Date: _______________________

                              CORPORATE RESOLUTION


I, _______________________, do hereby certify that I am the duly elected and qualified Secretary of __________________________________________________, a
corporation of the state of ___________________________ and that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of said Corporation at a meeting duly convened and held in accordance with applicable law and the Bylaws of said Corporation on this ____________ day of _____________________, 1995, and that said resolutions have not been rescinded and are now in full force and effect:

        "RESOLVED, that the President, Vice President, Secretary or Treasurer of this Corporation are authorized and directed, in accordance with the Promissory Note presented to this meeting, to negotiate, execute and deliver on behalf of the Corporation a loan with Stephens Diversified Leasing, Inc. dba Stephens Franchise Finance, and its successors or assigns, whereby this Corporation will loan funds for the purpose described in such Note and/or any schedule thereto upon the terms and conditions thereof, which Note, and the execution thereof, is hereby determined to be in the best interests of this Corporation."

        "RESOLVED, FURTHER, that the Secretary of this Corporation be, and he/she hereby is, authorized and directed to execute and deliver to Stephens Diversified Leasing, Inc. dba Stephens Franchise Finance, a certified copy of this and the foregoing resolution."

IN WITNESS WHEREOF, I have signed my name as Secretary of said Corporation to be hereunto affixed, this the _____ day of _______________________, 19___.


_______________________________________
(Authorized Signature/Secretary)



(Seal)


Please attach a copy of Articles of Incorporation.


(If no seal, please check: No Seal                  )

                 COLLATERAL ASSIGNMENT, ACCEPTANCE AND CONSENT

   THIS COLLATERAL ASSIGNMENT, ACCEPTANCE AND CONSENT ("Agreement") is made and entered into by and among Name of Borrower ("The Franchisee"), Stephens Diversified Leasing, Inc. dba Stephens Franchise Finance ("SFF") and Pizzeria Uno Corporation, (The "Franchisor").

W I T N E S S E T H

   WHEREAS, the Franchisee and Franchisor have previously entered into a Standard Franchise Agreement dated __________________ (the "Franchise Agreement") whereby the Franchisor granted to the Franchisee the right to open and operate the Franchise located at ______________________ (the "Franchisor") in the location described in the Franchise Agreement; and
   WHEREAS, the Franchisee has requested that SFF finance to the Franchise certain equipment, personal property and real property which the Franchise uses in connection with the operation of the Franchise;
   WHEREAS, as a condition of SFF's agreeing to enter into the such a contract, SFF has required that this Agreement be executed to permit SFF to assume the Franchisee's rights under the Franchise Agreement (the "Franchise Agreement") and operate the Franchise in the event of a default by the Franchisee under the Contract;
   NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Incorporation of Contract. All of the terms and conditions set forth in the Promissory Note and Security Agreement (the "Contract") between the Franchisee and SFF are hereby incorporated into this Agreement by reference.

2. Default Under Contract. Upon default by the Franchisee under the Contract, SFF may, in addition to the other rights and remedies available to it cause the Franchise Agreement to be assigned to SFF as herein after provided. Upon the occurrence of a default notice thereof by certified mail, return receipt requested, to the Franchisee and Franchisor at the address set forth in the Contract. If said default is not cured by the Franchisee or Franchisor to the satisfaction of SFF within thirty (30) days from the date of receipt of the Notice of Default, SFF may, at its sole and exclusive option, give the Franchisee and Franchisor additional written notice ("Assignment Notice") of the assignment of the Franchise Agreement by certified mail, return receipt requested. Within three (3) days of the Franchisee's receipt of the Assignment Notice, the Franchisee shall completely vacate the Franchise premises, but shall not remove therefrom any of the equipment, furniture, fixtures, inventory, supplies or other property of any kind used in connection with the operation of the Franchise.

3. Assignment of Franchise Agreement. Upon receipt of the Assignment Notice by the Franchisee and Franchisor, without further action by any party, the Franchise Agreement shall in all respects be irrevocably and unconditionally assigned and transferred to and vested exclusively in SFF, and in such event, SFF shall be deemed to have assumed all of the obligations accruing pursuant to the Franchise Agreement from the date of such assignment.

4. No Release. The Franchisee shall not be released from performing any of the obligations of the Franchisee under the Franchise Agreement. The Franchisee shall be jointly and severally liable with SFF for all obligations and liabilities assumed by SFF upon assignment of the Franchise Agreement under the Franchise Agreement. Payment of any such amounts by SFF under the Franchise Agreement shall be assessable against the Franchisee and shall be paid by the Franchisee to SFF.

5. Consent to Assignment. It is agreed among the parties hereto that the assignment of the Franchisee Agreement by the Franchisee to SFF is solely for the purpose of providing SFF with collateral security for the Franchisee's obligations under the Contract. Accordingly, SFF agrees to use reasonable efforts to locate a successor lessee or purchaser of the equipment subject to the Contract and to cooperate with such subsequent lessee or purchaser to assign the Franchise Agreement to such subsequent lessee or purchaser, all with the consent of the Franchisor in accordance with the Franchise Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on this ________ day of ________________, 19 ___.


BORROWER (FRANCHISEE)


By: ____________________________________
    Borrower


Stephens Diversified Leasing, Inc.
dba Stephens Franchise Finance
1475 Terminal Way, C-2
Reno, Nevada 89502


By: ______________________________________

Title: ___________________________________

Date: ____________________________________


Pizzeria Uno Corporation
100 Charles Park Road
West Roxbury, MA


By: ______________________________________

Title: ___________________________________

Date: ____________________________________

                                PROMISSORY NOTE

                                  (60 Months)


        FOR VALUE RECEIVED, ______________________________________, a __________
(the "Maker") promises to pay to the order of STEPHENS DIVERSIFIED LEASING, INC. d/b/a STEPHENS FRANCHISE FINANCE (the "Payee"), at its office at 1475 Terminal Way, C-2, Reno, NV 89502, or such other place as the holder of this Promissory Note may from time to time designate in writing, in lawful money of the United States of America, the principal sum of _____________00/100 dollars ($________), together with interest on the unpaid balance thereof from the date hereof until paid in full at the rate of __________________ percent (_____%) per annum to be paid as follows: in _____________ (______) consecutive monthly payments of ______________00/100 dollars ($__________), with the first and last two payments being due upon the execution of this promissory note and each subsequent payment will be due on the same calendar day of each month thereafter.

        This Promissory Note is executed in connection with a Security Agreement dated ___________, 199__, between the Maker and the SFF (the "Security Agreement") and is secured by certain collateral as more specifically described and referred to therein, the terms and conditions of said Security Agreement are hereby incorporated herein by reference. Any default under said Security Agreement or any other instrument securing this note shall be a default under this note entitling SFF to accelerate the entire indebtedness hereunder upon notice provided to Maker in accordance with said Security Agreement. Reference is also made to the Security Agreement for a statement of certain rights of the Payee following an event of default thereunder.

        If any payment provided for herein remains wholly or partially unpaid for more than ten (10) days after such payment is due and payable, then Makers agree to pay a late charge of ten percent (10%) of such payments, not to exceed the maximum amount allowed by the laws of the state of Nevada.

        Provided Maker is not in default, Maker may prepay all or part of this indebtedness at any time and from time to time, plus a prepayment of 2.5% of the remaining principal balance. All such prepayments shall be applied to the principal balance owning.

        Maker agrees that in the event of default in the payment of the debt evidenced by this Promissory Note or of any installment of principal provided herein, the holder hereof shall have the right and option, without further notice or demand, to declare all unpaid principal and accrued interest to be immediately due, payable and collectible, time being of the essence of this contract.

        The Maker agrees that in the event the holder hereof fails to exercise any privilege or option granted to it under this instrument, such failure shall not constitute a waiver or forfeiture of the right to exercise such option or privilege for successive breaches of this contract.

        Makers, endorsers, sureties, guarantors, and all other persons now or hereafter liable hereon, waive presentment, demand for payment, protest, notice of dishonor and consent that the owner or Holder hereof shall have the right without notice, to deal in any way at any time for any party hereto, or to grant to any such party an extensions of time for payment of any said indebtedness, or any other indulgences or forbearances whatever, without in any way affecting the personal liability of any parties hereunder.

        Provided Maker is not in default, Maker may prepay all or part of the indebtedness at any time and from time to time, plus a prepayment of 2.5% of the remaining principal balance. All such prepayments shall be applied to the principal balance owning.

        In the event the Maker defaults in the payment of the debt evidenced hereby or of any installment or as provided herein, the Maker agrees to pay all costs of collection, including reasonable attorney's fees if collected by and through an attorney at law.

        This obligation shall be governed by and construed under the laws of the State of Nevada and the Maker agrees that in the event of default to consent to and be subject to the jurisdiction of the Courts of the State of Nevada to enforce the terms of this obligation.

        IN WITNESS WHEREOF, _______________________________________ executed this Promissory Note this ________ day of __________________________, 1995.




__________________________________           ___________________________________
Name and Title                               Date
Address
City, State and Zip Code

                                PROMISSORY NOTE
                                (72 & 84 MONTH)

        FOR VALUE RECEIVED, ________________________________, a _______________
corporation (the "Maker") promises to pay to the order of STEPHENS DIVERSIFIED LEASING, INC. dba Stephens Franchise Finance (the "Payee"), at its office at 1475 Terminal Way #C-2, Reno, NV 89502, or such other place as the holder of this Promissory Note may from time to time designate in writing, in lawful money of the United States of America, the principal sum of __________________ and 00/100 dollars ($__________), together with interest on the unpaid balance thereof from the date hereof until paid in full at the rate of __________ percent (_____%) per annum to be paid as follows: in ________________ (____) consecutive monthly payments of ____________________ dollars ($_________), with the first and last two payments being due upon the execution of this promissory note and each subsequent payment will be due on the same calendar day of each month thereafter. At the end of the sixtieth month, the Note may be paid off based on SDL's pay-off schedule or if the Note has not been past due over sixty
(60) days on more than three (3) occasions, the Note may be renewed for an additional ______________________ (____) month period at SDL's then current rate.

        This Promissory Note is executed in connection with a Security
Agreement dated __________, 199_, between the Maker and the SFF (the "Security Agreement") and is secured by certain collateral as more specifically described and referred to therein, the terms and conditions of said Security Agreement are hereby incorporated herein by reference. Any default under said Security Agreement or any other instrument securing this note shall be a default under this note entitling SFF to accelerate the entire indebtedness hereunder upon notice provided to Maker in accordance with said Security Agreement. Reference is also made to the Security Agreement for a statement of certain rights of the Payee following an event of default thereunder.

        If any payment provided for herein remains wholly or partially unpaid for more than ten (10) days after such payment is due and payable, then Makers agree to pay a late charge of ten percent (10%) of such payments, not to exceed the maximum amount allowed by the laws of the state of Nevada.

        Provided Maker is not in default, Maker may prepay all or part of this indebtedness at any time and from time to time. All such prepayments shall be applied to the principal balance owning.

        Maker agrees that in the event of default in the payment of the debt evidenced by this Promissory Note or of any installment of principal provided herein, the holder hereof shall have the right and option, without further notice or demand, to declare all unpaid principal and accrued interest to be immediately due, payable and collectible, time being of the essence of this contract.

        The Maker agrees that in the event the holder hereof fails to exercise any privilege or option granted to it under this instrument, such failure shall not constitute a waiver or forfeiture of the right to exercise such option or privilege for successive breaches of this contract.

        Makers, endorsers, sureties, guarantors, and all other persons now or hereafter liable hereon, waive presentment, demand for payment, protest, notice of dishonor and consent that the owner or Holder hereof shall have the right without notice, to deal in any way at any time for any party hereto, or to grant to any such party any extensions of time for payment of any said indebtedness, or any other indulgences or forbearances whatever, without in any way affecting the personal liability of any parties hereunder.

        Provided Maker is not in default, Maker may prepay all or part of this indebtedness at any time and from time to time, plus a prepayment of 2.5% of the remaining principal balance. All such prepayments shall be applied to the principal balance owing.

        In the event the Maker defaults in the payment of the debt evidenced hereby or of any installment or as provided herein, the Maker agrees to pay all costs of collection, including reasonable attorney's fees if collected by and through an attorney at law.

        This obligation shall be governed by and construed under the laws of the State of Nevada and the Maker agrees that in the event of default to consent to and be subject to the jurisdiction of the Courts of the State of Nevada to enforce the terms of this obligation.

        IN WITNESS WHEREOF, _____________________ executed this Promissory Note this _______ day of __________________, 1995.

Corporation


__________________________________             _________________________________
Signature                                                    Date


__________________________________
Title

                        INTERIM FUNDING PROMISSORY NOTE


        FOR VALUE RECEIVED, _______________________________________ ("Maker")
promises to pay to the order of Stephens Diversified Leasing, Inc. dba Stephens Franchise Finance ("SFF"), at its office at Reno, Nevada, or such other place as the holder of this Promissory Note, prepared this ____ date of _____________, ____, may from time to time designate, the principal sum of ____________________ ($__________) or so much thereof as may be advanced from time to time hereunder, together with interest to be determined on the date of the making of the note at the prime rate as quoted in the Wall Street Journal plus 300 basis points until maturity. After the initial advance and the interest rate quoted on that date, should there be any additional increases in the prime rate, the interest on the initial advance as well as all subsequent advances will be at the amount of the higher rate as of the date of such rate change or changes.

        All principal and interest shall be due and payable in accordance with the terms of an agreement between the Maker and SFF. At the sole and exclusive option of SFF, provided SFF is then the holder of this Promissory Note, SFF may accept payment of all amounts due hereunder either in lawful money of the United States or by due execution and delivery to SFF by the maker of a commitment letter between the Maker and SFF dated ________________________. Advances hereunder shall be made by and at the discretion of SFF upon request by Maker in a form acceptable to SFF which shall be accompanied by documentation as may from time to time be required by SFF.

        If this obligation, after default, is placed in the hands of an attorney for collection, the Maker, all guarantors and other persons now or hereafter liable hereon will be obligated to pay the holder an additional sum as reasonable sum as reasonable attorney's fees.

        This Promissory Note does not represent nor shall Maker be entitled to utilize this instrument (and the commercial loan it evidences) as a revolving line of credit.

        The Maker hereof and all parties who at the time may be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of dishonor of this Promissory Note.

        This instrument has been delivered by the Maker in the State of Nevada and shall be governed by and construed under the laws of the State of Nevada and by federal laws preempting otherwise applicable state law.

        This Promissory Note may be executed in one or more counterparts and, when so executed, each counterpart shall be deemed to be an original.

Name of Borrower


______________________________
Signature

______________________________
Title

______________________________
Date

                               SECURITY AGREEMENT


        This Security Agreement ("Agreement") is made and entered into by and between _______________________, a ____________________ corporation (the
"Debtor"), and Stephens Diversified Leasing, Inc., a Nevada corporation d/b/a Stephens Franchise Finance (the "Secured Party").

                                    Recitals

        A. The Debtor is indebted to the Secured Party pursuant to a Promissory Note dated _____________________ (the "Note"), to be converted to a (Permanent Promissory Note) by and between Debtor and Secured Party executed and delivered by the Debtor contemporaneously herewith in the principal amount of ________________________ dollars ($.00).

        B. To secure repayment of the Contract, and as a condition precedent to the advance of funds by the Secured Party pursuant thereto, the Debtor has agreed to grant to the Secured Party a security interest in certain property hereinafter described.


                                   Agreement

        1. Security Interest. As collateral security for the payment and performance of all the Obligations (as that term is defined in Section 2), the Debtor hereby grants to the Secured Party a first priority, continuing security interest in all the following collateral (collectively the "Collateral").

        (a) All equipment, inventory, fixtures and other goods of any and every kind whatsoever located at or used in connection with the Pizzeria Uno restaurant presently located at ___________________________________ or any successor location, and all general intangibles of any and every kind whatsoever related thereto, all whether now owned or hereafter acquired by the Debtor, and all replacements, substitutions and proceeds of all the foregoing; and

        (b) All the Debtor's interest in and rights under that certain franchisee agreement dated ________________ between the Debtor and __________________, and all modifications, extensions, replacement and substitutions thereof, and all proceeds thereof; and

        (c) All the Debtor's interest in and rights under that certain premises lease agreement dated ____________________ between the Debtor and _____________ with respect to the premises described in Schedule "A" attached hereto and all modifications, extensions, replacement and substitutions thereof, and all proceeds thereof; and

        (d) All other equipment, inventory, fixtures and other goods of any and every kind whatsoever, wherever located, all other general intangibles of any and every kind whatsoever, and all accounts, instruments, documents and chattel paper of any and every kind whatsoever, all whether now owned or hereafter acquired by the Debtor, and all replacements, substitutions and proceeds of all the foregoing.

        2. Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for the prompt payment and performance of any and all indebtedness and obligations of the Debtor to the Secured Party of every kind, character and description, whether now existing or hereafter incurred, including any and all renewals, extensions and modifications thereof, howsoever and whensoever arising, whether absolute or contingent, joint or several, matured or arbitrator applicable to the Debtor or any of its assets.

        (h) The Debtor is not in default under any agreement, indenture, mortgage or obligation to which it is a party or by which any of its properties may be bound.

        (i) There is no action, suit or proceeding before any court, governmental authority or arbitrator pending or, to the knowledge of the Debtor, threatened against or affecting the Debtor, which in the best judgment of the Debtor's management, even if adversely determined, would have a material adverse effect on the financial condition or operations of the Debtor, the ability of the Debtor to repay the Obligations or the ability of the Debtor to perform its obligations under this Agreement or the Contract. There are no outstanding judgments against the Debtor.

        (j) The Debtor has filed all tax returns (federal, state and local) required to be filed, including all income, franchise, employment, property and sales taxes, and has paid all its tax liabilities. The Debtor knows of no pending investigation of the Debtor by any taxing authority or of any pending but unassessed tax liability of the Debtor.

        (k) The Debtor has complied with all applicable minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and there are no existing conditions that would give rise to liability thereunder. No reportable event (as defined in Section 4043 of ERISA) has occurred in connection with any employee benefit plan that might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such plan.

        (l) The Debtor and its properties are in compliance with all applicable environmental, health and safety laws, rules and regulations and the Debtor is not subject to any liability or obligation for remedial action thereunder. The Debtor has received no notice of any investigation or inquiry by any governmental authority of the Debtor or any of its properties where any of the Collateral is or will be located pertaining to any toxic or hazardous waste or substance, and to the best of the Debtor's knowledge no such investigation or inquiry is pending or threatened. No toxic or hazardous wastes or substances are located on or under any of the properties of the Debtor where any of the Collateral is or will be located. The Debtor has not caused or permitted any toxic or hazardous waste or substance to be disposed of on or under or released from any of its properties.

        (m) The Secured Party has not at any time exercised or attempted to exercise, directly or indirectly, any degree of control or influence of any kind whatsoever over the internal business operations or financial affairs of the Debtor. The Secured Party has not acted as a business, investment or financial consultant or advisor to the Debtor and has not given the Debtor any business, investment, or financial advice. The Secured Party has no fiduciary or similar duty to the Debtor. The Secured Party has not participated in any type of joint venture or partnership with the Debtor and the execution and consummation of this Agreement and the transactions contemplated herein shall not constitute or amount to a joint venture or partnership. The Secured Party has not acted in any respect as the agent of the Debtor for any purpose and no agency relationship shall be created by the execution of this Agreement and the consummation of the transactions contemplated hereby.

        (n) The Secured Party has made no representation or statements of material fact to the Debtor in connection with the obligations of the Debtor hereunder or in connection with the negotiation, execution or delivery of this Agreement or the consummation of the transactions herein contemplated except as expressly set forth herein.

        (o) No event of default has occurred and no event which, with notice or the passage of time, or both, would constitute an event of default, has occurred.

        4. The Debtor's Covenants and Further Agreements. So long as any of the Obligations shall remain outstanding:

        (a) The Debtor shall pay to the Secured Party all amounts due under the Contract in accordance with the terms thereof and all other Obligations.

        (b) The Debtor shall promptly and properly execute such financing statements and other documents (and pay the costs of filing or recording all such documents in all public offices deemed necessary by the Secured Party), and shall promptly and properly perform such other acts and deeds, all as the Secured Party might reasonably request, to properly establish and maintain the valid liens and security interests now or hereafter created in the Collateral pursuant to this Agreement and to carry out the provisions and purposes of this Agreement. The Debtor shall, at its sole expense, maintain the Collateral free and clear of all liens, security interests, encumbrances or claims of any kind, except the security interest of the Secured Party granted hereby, and defend any action which might affect the security interest granted to the Secured Party hereby or the Debtor's title to the Collateral.

        (c) The Debtor shall maintain the Collateral in good operating condition and shall not permit any waste or destruction of the Collateral or any part thereof. The Debtor shall comply with any and all warranties or maintenance agreements covering the Collateral. The Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any applicable policy of insurance. The Debtor shall not use or permit the Collateral to be used in any manner that would impair the value of the Collateral or expose the Collateral to unusual risk.

        (d) The Debtor shall conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all laws applicable to the Debtor.

        (e) The Debtor shall use all funds advanced by the Secured Party and all the Collateral only for lawful business purposes.

        (f) The Debtor shall not sell, lease or otherwise dispose of all or any part of the Collateral, or the real property where such Collateral is located, without the prior written consent of the Secured Party.

        (g) The Debtor shall promptly provide to the Secured Party such reports, data and financial statements in respect of the Collateral and the Debtor's business and financial condition, as the Secured Party may from time to time reasonably require, but no less frequently than annually.

        (h) The Debtor shall immediately notify the Secured Party of any material change occurring in or to the Collateral, of any change in the name, principal place of business, chief executive office, mailing address or form of business entity of the Debtor, or of any change in any fact or circumstances warranted or represented by the Debtor to the Secured Party herein, or if any event of default occurs.

        (i) The Debtor shall keep all of the tangible Collateral, both now owned and hereafter acquired, at the address of the Debtor set forth on Schedule "A" attached hereto.

        (j) The Debtor shall pay promptly, before delinquent, all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials, and supplies) against, the Collateral, except to the extent the validity thereof is being contested diligently and in good faith by proper proceedings satisfactory to the Secured Party.

        (k) The Debtor shall, at its sole expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be customary for companies engaged in businesses similar to that of the Debtor, and as shall be satisfactory to the Secured Party. The Secured Party shall be named as an additional insured or loss payee under such policies, as the Secured Party may specify. All such policies shall provide for a minimum of thirty (30) day's prior written notice to the Secured Party prior to cancellation. The Debtor shall furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the requirements of this section.

        (l) The Debtor shall preserve and maintain its corporate existence and all of its leases, privileges, franchises, licenses, permits, qualifications and rights that are necessary or desirable in the ordinary conduct of its business.

        (m) The Debtor shall comply with all minimum funding requirements, and all other material requirements, of ERISA, if applicable to the Debtor, so as not to give rise to any liability thereunder. The Debtor shall notify the Secured Party immediately of any fact, including, but not limited to, any "reportable event" as that term is defined in Section 4043 of ERISA, arising in connection with any such plan which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such plan and furnish to the Secured Party, promptly upon its request therefor, such additional information concerning any such plan as may be reasonably requested.

        (n) Neither the Debtor nor any person acting on its behalf shall take any action which might cause this Agreement or the transactions contemplated hereby to violate any laws, regulations or rules applicable to the Debtor, its business or its properties, and the Debtor will take all actions necessary to cause compliance with all laws, regulations and rules applicable to the Debtor, its business and its properties.

        (o) The Debtor shall permit officers, agents and employees of the Secured Party to examine the Debtor's business premises and records at reasonable times and under reasonable conditions and to discuss the business, operations and financial condition of the Debtor with its officers and employees and with its independent certified public accountants.

        (p) The Debtor will promptly notify the Secured Party of (i) the occurrence of an event of default, or of any event that with notice or lapse of time or both would be an event of default, (ii) the commencement of any action, suit or proceeding against the Debtor that might have a material adverse effect on the business, financial condition or operations of the Debtor, (iii) a change in the Senior Management of the Debtor, and (iv) any other matter that might have a material adverse effect on the Collateral or the business, financial condition or operations of the Debtor.

        5.      Additional Provisions Concerning the Collateral.

        (a) The Debtor hereby authorizes the Secured Party to file, without the signature of the Debtor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral as contemplated by this Agreement.

        (b) If the Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor under Section 8 hereof, and shall be fully secured hereby.

        (c) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall have no duty as to any Collateral.

        (d) the Secured party may at any time during normal business hours enter upon the premises where the Collateral is located to inspect the Collateral.

        6. Events of Default. The occurrence of any of the following events shall constitute an event of default hereunder and under the Promissory Note:

        (a) Following ten (10) days prior written notice thereof, nonpayment of any installment due and payable under the Contract within ten (10) days of the scheduled due date of such installment.

        (b) Following ten (10) days prior written notice thereof, nonpayment of any other Obligations within ten (10) days of the due date thereof.

        (c) Following thirty (30) days prior written notice thereof, failure of the Debtor to properly, timely and fully perform any covenant, agreement or promise contained in this Agreement or the Contract.

        (d) Any statement, representation or warranty of or by the Debtor, whether set forth in this Agreement or in any credit application, financial statement or otherwise in connection with the transactions contemplated by this Agreement, to the Secured Party proves to be untrue or misleading in any respect at any time prior to the complete repayment of the Obligations.

        (e) The Debtor becomes insolvent, is unable to pay its debts as they become due, makes an assignment for the benefit of creditors, files a petition for relief under any bankruptcy or insolvency laws or has such a petition filed against it which is not dismissed within thirty (30) days.

        (f) The Debtor shall at any time sell, lease or otherwise dispose of, or grant any lien or security interest in or otherwise encumber, all or any of the Collateral.

        (g) The Debtor ceases doing business as a going concern.

        (h) Any execution or writ of process is issued in connection with any action or proceeding whereby the Collateral is sought to be taken.

        (i) This Agreement, the Contract or any other documents delivered to the Secured Party in connection with this Agreement shall for any reason cease to be in full force and effect, or shall be declared null or unenforceable in whole or in part, or the validity or enforceability of any such documents shall be challenged or denied by any party hereto or thereto excluding the Secured Party.

        (j) Any default under any instrument involving the Collateral securing this Agreement and the Contract shall be an event of default.

        7. Remedies Upon Default. In addition to all other rights and remedies provided for herein, the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code and other applicable law. Without limiting the generality of the foregoing, following an event of default the Secured Party may (i) require the Debtor to, and the Debtor hereby agrees that it will at its sole expense and upon request of the Secured Party, forthwith assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties; (ii) without notice, take possession of all or part of the Collateral and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral thereform or render it inoperable; and
(iii) without notice except as specified below, sell, lease or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to the Debtor of the proposed action shall constitute fair and reasonable notice thereof. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Party may apply the Collateral to payment of the Obligations in such order and manner as the Secured Party may elect in its sole discretion, consistent with applicable law. The Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all the Obligations in full. The Debtor waives any rights of marshalling in respect of the Collateral. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession and waives any demand for possession prior to the commencement of any such suit or action.

        8.      Indemnity and Expenses.

        (a) The Debtor agrees to indemnify the Secured Party from and against any and all claims, losses and liability growing out of, resulting from or in any way related to this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Secured Party's gross negligence or willful misconduct.

        (b) The Debtor shall reimburse the Secured Party for all its expenses, including the fees and expenses of its legal counsel, incurred in connection with the negotiation and preparation of this Agreement and in connection with the transactions contemplated by this Agreement and in connection with the enforcement or preservation of the Secured Party's rights under this Agreement. Such expenses shall be paid promptly upon request by the Secured Party.

        9. Notices. All notices and other communications provided for hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or sent by overnight courier service, to the respective addresses of the parties set forth on the signature page hereof. All such notices and other communications shall be effective (i) if mailed, when received or three (3) days after mailing, whichever is earlier; and (ii) if delivered, upon delivery.

        10. Security Interest Absolute. All rights of the Secured Party, all security interests and all Obligations of the Debtor shall be absolute and unconditional irrespective of: (i) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from this Agreement or any other agreement or instrument relating hereto or thereto;
(ii) any increase in, addition to, or exchange, release or non-perfection of, any Collateral; (iii) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Debtor in respect of the Obligations or this Agreement; or (iv) the absence of any action on the part of the Secured Party to obtain payment or performance of the Obligations from the Debtor or any other party.

        11.     Miscellaneous.

        (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Debtor and the Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by the Debtor therefrom, shall be effective unless it is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        (b) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under any other instrument or document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

        (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all of the Obligations, (ii) be binding on the Debtor and the Debtor's successors and permitted assigns and shall inure, together with all rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its respective successors, transferees and assigns. None of the rights or obligations of the Debtor hereunder may be assigned or otherwise transferred without the prior written consent of the Secured Party.

        (e) Upon the satisfaction in full of all of the Obligations, the Secured Party will, upon the Debtor's request and at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence termination of the security interests herein granted.

        (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interests created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Nevada.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on this ________ day of _____________, 1995.

                                        Name of Borrower
                                        Street Address
                                        City, State, Zip

                                   By:  _____________________________________

                                Title:  _____________________________________


                                        Stephens Diversified Leasing, Inc.
                                        d/b/a Stephens Franchise Finance
                                        1475 Terminal Way #C-2
                                        Reno, Nevada 89502

                                   By:  _____________________________________

                                Title:  _____________________________________

                              ASSIGNMENT OF LEASE

        ASSIGNMENT OF LEASE made this ____ day of ___________, 1995, by and between _______________________________________________, with an address of
______________________________(hereinafter "Borrower") and Stephens Diversified Leasing, Inc. dba Stephens Franchise Finance (hereinafter "SFF").

        WHEREAS, SFF and Borrower, have entered into a Financing Agreement pursuant to a Promissory Note and Security Agreement (the "Financing Agreement") dated ______________ for the purchase of the Franchise located at _______________________ (the "Franchise"); and

WHEREAS, Borrower is the assignee under the provisions of that certain lease between (Name of Borrower) and (Landlord) dated ____________________ (the "Lease"); and

WHEREAS, pursuant to the terms of the Financing Agreement, and as a condition therefore, Borrower has agreed to assign its interest in the Lease to SFF in the event of a default under the terms of the Financing Agreement, upon certain conditions as set forth herein.

        NOW THEREFORE, IT IS AGREED:

        1. Assignment. Upon occurrence of a default, as set forth in paragraph 2(b) hereof, Borrower assigns to SFF all of its right, title and interest in and to the Lease, subject to the terms and conditions precedent contained herein. This assignment shall include all right, title and interest in and to the premises described in the Lease (the "Premises"), easements and rights-of-way appurtenant thereto, and any Equipment located in the Premises in which SFF may have a security interest pursuant to the terms of the Financing Agreement, and all rents or income derived from the Lease.

        2.  Conditions for Assignment.

                (a) So long as Borrower is not in default under the terms of the Financing Agreement, the assignment set forth in paragraph 1 hereof shall be of no force and effect, and Borrower shall remain in possession of the Premises and the Equipment, and shall be able to exercise all of its rights pursuant to the Lease without the interference of SFF, subject only to the restrictions of this Assignment and the Financing Agreement.

                (b) Should Borrower default in its obligations under the terms of the Financing Agreement, and should such default continue beyond any applicable cure period, SFF may, in addition to any remedies which it may have under the

                                Financing Agreement, and subject to the
                                provisions of paragraph 4 hereof, upon notice in writing given to Borrower and Landlord at least thirty days prior to the effective date, receive the assignment of the Lease pursuant to paragraph 1 hereof, take possession of the Premises and personal property contained therein, and do such acts affecting the Premises as SFF deems necessary to protect the value thereof, and may exercise the rights of Borrower under the Lease with respect to the Premises as assignee thereunder.

        3. Acceptance. Upon the occurrence of default as set forth in paragraph 2(b) hereof, the assignment thereunder, and consent of the Landlord, SFF shall be deemed to have accepted the assignment and transfer of the Lease, and shall pay all rent, additional rent and other sums due thereunder, and faithfully to perform all covenants, stipulations, agreements and obligations under the Lease accruing on and after the date of such assignment, or otherwise attributable to the period commencing on that date and continuing thereafter. The parties acknowledge that the assignment of the Lease hereunder is solely for the purpose of providing Stephens with security for the obligations of Borrower under the Financing Agreement. SFF agrees to use reasonable efforts and to cooperate with Landlord to locate a successor lessee, and to cooperate with such successor lessee to assign the Lease to such successor lessee.

        4. Consent of Landlord. The parties hereto acknowledge that the Lease contains a provision which authorizes assignment of Borrower interest only upon the consent and assignment without such consent constitutes a default under the Lease, and that the Landlord's consent should be obtained by Borrower at the time of the execution of this. Upon the occurrence of a default as set forth in paragraph 2(b) hereof and in the event that the consent of the Landlord has not been obtained, Borrower will cooperate with SFF to obtain the consent of the Landlord of this assignment. However, SFF agrees that its rights hereunder are subject to the Landlord's consent and that in the event of the Landlord's refusal to consent to the assignment hereunder, Borrower agrees that the Note payments may be accelerated and all remaining payments become due and payable upon notice from SFF.

        5. Warranties and Representations. During the term of this assignment, Borrower agrees:

                        (a) To keep the Premises in good condition and repair.

                        (b) To provide and maintain hazard insurance upon the Premises in an amount satisfactory to SFF; provided, however, that maintenance of insurance in accordance with the terms of the Lease shall be deemed to be sufficient for purposes of this Financing Agreement.

        (c) To pay, in a timely fashion, all rents, taxes, assessments or other charges of any type, kind or nature whatsoever affecting the Lease or the Premises. Should Borrower fail to make such payments as herein provided, SFF may, but without obligation to do so, make or do any such payment or act in such a manner and to such an extent as SFF may deem necessary to protect the security hereof, and to recover such amounts from Borrower.


        (d) Not to amend, change or modify the terms of the Lease without prior written notice to SFF.

        (e) Apply all terms and covenants of Lease.

        6. Subordination. This Assignment shall be subordinate to any mortgage, deed of trust, assignment or security interest executed by Landlord covering the Premises. The subordination provided by this paragraph shall be self-executing without the necessity of any specific subordination agreement.

        7. Purpose. The parties hereto acknowledge that the purpose of this assignment is to secure the performance of Borrower under the terms of the Financing Agreement, and the payment of all sums due thereunder, and for no other reason.

        8. Terms and Termination. This Financing Agreement shall be effective the date stated above, and shall continue in full force and effect until the first to occur of the following:

        (a) Payment in full of all sums due under the provisions of the Note or Financing Agreement.

        (b) Sale of the Equipment to a third party with the consent of SFF.

        (c) Assignment of the Lease to a third party with the consent of SFF.

        (d) Termination by a Financing Agreement executed by all parties hereto.

        9. Miscellaneous and General.

        (a) This Financing Agreement contains all the agreements and understandings made between the parties hereto with respect to the subject matter hereof, and may not be modified orally or in any manner other than by a Financing Agreement in writing signed by all the parties hereto or their respective successors in interest.

        (b) This Financing Agreement shall be construed, governed and enforced in accordance with the laws of the state of Nevada, with jurisdiction to adjudicate any actions arising hereunder in the courts and tribunals of said state.

        (c) If any provisions of this Financing Agreement shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be in full force and effect.

        (d) Captions and titles contained in this Financing Agreement are for convenience and reference only and are not to be construed as defining, limiting or modifying the scope or intent of the various provisions hereof.

        (e) Any statement, notice or communication required or permitted hereunder shall be deemed sufficiently given if sent by certified or registered mail, addressed as follows:


                                Borrower's Name and Address


                                -------------------------------------------

                                -------------------------------------------

                                -------------------------------------------


                                Stephens Diversified Leasing, Inc.
                                dba Stephens Franchise Finance
                                1475 Terminal Way, C-2
                                Reno, NV 89502


Any party may change its address by notice so given to the others.

        IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Financing Agreement the day and year first above written.

                                        BORROWER


                                        By:
                                               ----------------------------
                                               Signature

                                        Title:
                                               ----------------------------

                                        Date:
                                               ----------------------------


                                        Stephens Diversified Leasing, Inc.
                                        dba Stephens Franchise Finance


                                        By:
                                               ----------------------------

                                        Title:
                                               ----------------------------

                                        Date:
                                               ----------------------------

                  CONSENT TO ASSIGNMENT AS COLLATERAL SECURITY

RECITALS

A. The undersigned is Landlord under a written lease dated ___________________ hereinafter referred to as the ("Lease") pursuant to which Landlord leased to ___________________ as Tenant (hereinafter "Tenant") in the premises commonly known as ___________________ .

B. Tenant is desirous of assigning its interests in said Lease to Stephens Diversified Leasing, Inc. dba Stephens Franchise Finance ("Assignee") as collateral security for a Promissory Note and Security Agreement to be executed between Assignee and Tenant pursuant to a letter agreement dated
___________________ .

   FOR VALUE RECEIVED, the undersigned hereby:

1. Consents to Tenant mortgaging its leasehold interest in the Lease with Assignee to be designated as Beneficiary;

2. Consents to the Assignment of Lease as Collateral Security and grants to the Assignee and its successors and assigns the right to cure any default under the lease; grants the Assignee and its successors and assigns the right to immediate occupancy of the premises and/or obligation of Tenant to the Assignee; and/or grants to the Assignee and its successors and assigns the right of substitution of a third-party tenant in the event of default by Tenant in the terms and/or conditions of the Lease and/or the obligation of Tenant to the Assignee.

In the event a default occurs under the terms and conditions of the Lease, undersigned agrees to give to Assignee notice of default within ten (10) days thereafter by registered or certified mail in order that the default may be cured.

DATED: ___________________ , 19 ____ .

LANDLORD NAME AND ADDRESS:

___________________________________
Name

___________________________________
(Authorized Signature & Title)

________________________________________________________________________________
Street Address                                 Phone

________________________________________________________________________________
City, State, Zip

Name of Franchisee/Tenant ______________________________________________________

                       Stephens Diversified Leasing, Inc.
                         dba Stephens Franchise Finance

                         LANDLORD DISCLAIMER AND WAIVER
                   OF INTEREST IN FINANCED PERSONAL PROPERTY

The undersigned is the Landlord of the Premises located at:

                         ______________________________

                         ______________________________

                         ______________________________

As an inducement to Stephens Diversified Leasing, Inc. dba Stephens Franchise Finance ("SFF") to finance the personal property ("Equipment") covered by a Promissory Note and Security Agreement, and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned Landlord hereby consents to the installation of the Equipment and disclaims any title or right therein by reason of such installation; and agrees the Equipment shall remain personal; and waives and relinquishes unto SFF and its assignees all right of levy or distraint for rent, all right to claim that the Equipment is or will at any time become a fixture or fixtures, and all rights, claims, and demands of every kind against the Equipment and all replacements thereof and additions thereto. This disclaimer and waiver shall continue in full force and effect until Borrower has paid the full amount owing and fulfilled all obligations in accordance with the terms and conditions of the Promissory Note and Security Agreement stated above, and any renewals, extensions, and/or substitutions thereof. Further, the undersigned Landlord hereby consents to the removal of the equipment from the premises stated above, whether such removal is occasioned by an event of default or termination of the Promissory Note and Security Agreement stated above. This waiver may not be altered or amended without the written consent of SFF, shall be binding upon the heirs, personal representatives, successors, mortgagees, and assignees of the undersigned, and shall be effective as of the date of the Promissory Note and Security Agreement noted above covering the purchase of the Equipment at the premise stated above.

Dated the __________ day of ______________________, 19_____.

LANDLORD

_________________________________
Street Address

_________________________________
City, State, Zip

_________________________________
(Authorized Signature)

_________________________________
Title

                             AFFIDAVIT OF IDENTITY


STATE OF ___________________________)

COUNTY OF __________________________)

Date: __________________________, 19__

Affiant:        ______________________

Affiant on oath swears that the following statements are true:

1) Affiant, ______________________, is the same ________________________, named in a __________________________ Corporation, ______________________ dba
   Franchisor.

2) Affiant's Social Security number is _______________________.

3) Signatures on attached Promissory Note, Security Agreement, Guaranty and related documents are true and correct signatures of the affiant.


                                        __________________________________
                                        ACKNOWLEDGEMENT

STATE OF ___________________________)

COUNTY OF __________________________)


This instrument was acknowledged before me on this ______ day of ______________ __________, 19__, by _________________________.



                                        __________________________________
                                        Notary Public, State of __________
Print Name ______________________
                                        Commission Expires _______________

                                PLEDGE AGREEMENT

                            (Certificate of Deposit)

        This Pledge Agreement ("Agreement") is made and entered into this ____ day of _________, 199_, by and between Andres De La Torre ("Pledgor"), and Stephens Diversified Leasing, Inc., a Nevada corporation doing business as Stephens Franchise Finance (the "Pledgee").

                                    RECITALS

        A. The Pledgor has personally guaranteed certain obligations of _____________________________, a ________________________ corporation ("Name of Borrower") to the Pledgee (the "__________________________ Obligations") pursuant to the Pledgor's Guaranty dated ____________, 199_.

        B. To secure the obligation of the Pledgor to the Pledgee pursuant to the Guaranty, the Pledgor has agreed to pledge to the Pledgee Certificate of Deposit No. ___________, issued by ___________________________________ (the
"Bank"), in the name of the Pledgor, in the face amount of ____________________ __________________________dollars and no/100 ($________________) (the
"Certificate of Deposit").

                                   AGREEMENT

        1. Pledge. The Pledgor hereby pledges, assigns and transfers to the Pledgee, and grants to the Pledgee a continuing security interest in the Certificate of Deposit as security for the prompt payment to the Pledgee of all amounts due under the Guaranty. The Pledgor delivers the Certificate of Deposit, duly endorsed in blank by the Pledgor, to the Pledgee herewith.

        2. Term. The Pledgee shall hold the Certificate of Deposit, and any and all renewals thereof, as security and the Certificate of Deposit shall remain so pledged to the Pledgee until all obligations under the Guaranty and all the _______________________ Obligations are paid in full in accordance with their terms.

        3. Default. Upon the occurrence of any default of the Pledgor under the Guaranty which shall continue for fifteen (15) days or more after notice shall have been given by the Pledgee, then or at any time thereafter, the Pledgee shall have the right to endorse, negotiate, redeem, sell, assign and/or transfer the Certificate of Deposit and collect from the Bank all amounts payable pursuant to the Certificate of Deposit, either at or prior to the maturity thereof, at the sole option of the Pledgee, without any consent by or further notice to the Pledgor or any other person. Thereafter, the Pledgee, after deducting all its costs or expenses, shall apply the residue of the proceeds of the Certificate of Deposit to the payment or reduction of the Pledgor's obligations to the Pledgee under the Guaranty; the surplus, if any, shall be returned to the Pledgor. The Pledgor acknowledges that the Certificate of Deposit is subject to substantial penalties for early withdrawal and hereby consents to the application of the Certificate of

Deposit before maturity to the indebtedness of the Pledgor as herein provided and waives any claims that she/he may have against the Pledgee or against the Certificate of Deposit with respect to any such penalties.

        4. Interest. Prior to presentment of the Certificate of Deposit for payment by the Pledgee following a default by the Pledgor under the Guaranty as provided herein, interest payable on account of the Certificate of Deposit may be paid to the Pledgor. Nothing herein, however, shall give the Pledgor any right of any kind whatsoever to the principal of the Certificate of Deposit.

        5. Waiver. The Pledgor hereby waives any and all notice of acceptance of this Agreement by the Pledgee and any default under the ___________________ Obligations and hereby agrees (1) to any extensions of time for payment of the _________________ Obligations without limit as to the number or the aggregate period of such extensions, (2) to the granting of any other indulgences to ________________, (3) that the Pledgee may make or consent to any form of adjustment, compromise or composition respecting the _____________________ Obligations or any collateral securing the ___________________ Obligations and may release any or all said collateral, and (4) that any or all of the foregoing may be without notice to or the further consent of the Pledgor.

        6. Remedies. The rights, powers and remedies given to the Pledgee hereunder shall be in addition to all rights, powers and remedies given to the Pledgee by virtue of any statute, rule of law or any other agreement now or hereafter given in connection with the Guaranty or the ____________________ Obligations. Any forbearance or failure or delay by the Pledgee in exercising any right, power or remedy shall not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Pledgee.

        7. Benefit. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, their heirs, successors and assigns.

        8. Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

                        PLEDGOR:  ____________________________

                             By:  ____________________________

                          Title:  ____________________________

                                PLEDGEE: STEPHENS DIVERSIFIED LEASING, INC.
                                         DBA STEPHENS FRANCHISE FINANCE


                                  By:    ___________________________________

                                  Title: ___________________________________


                              BANK ACKNOWLEDGEMENT


        1. ________________________________ (The "Bank") hereby acknowledges to the Pledgor and the Pledgee named above (a) that it has received a duly executed copy of the foregoing Pledge Agreement, and (b) that the foregoing pledge has been duly and properly recorded in the Bank's records.

        2. The Bank hereby agrees (a) that neither Pledgor nor any other person except the Pledgee shall be permitted to negotiate, redeem, sell, assign and/or transfer the Certificate of Deposit without the prior written consent of the Pledgee (which written consent shall require the signature of a duly authorized officer of the Pledgee) and (b) the Pledgee may at any time, upon presentment of the pledged Certificate of Deposit, duly endorsed by the Pledgee, redeem said Certificate of Deposit without the consent of or notice to any other person.

        3. The Bank hereby waives any right of off-set or lien it may now or hereafter have with respect to the Certificate of Deposit.


                                        NAME AND ADDRESS OF BANK


                                By:    ___________________________________

                                Title: ___________________________________


NOTARY


         This FINANCING STATEMENT is presented for filing pursuant to the Nevada Uniform Commercial Code.


====================================================================================================================================
1.  DEBTOR (ONE NAME ONLY)                                                                 1A. SOCIAL SECURITY OR FEDERAL TAX NO.
     [ ] LEGAL BUSINESS NAME
     [ ] INDIVIDUAL (LAST NAME FIRST)

------------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                       1C. CITY, STATE                             1D. ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
1E. RESIDENCE ADDRESS                                     1F. CITY, STATE                             1G. ZIP CODE

====================================================================================================================================
2.  ADDITIONAL DEBTOR (IF ANY) (ONE NAME ONLY)                                             2A. SOCIAL SECURITY OR FEDERAL TAX NO.
     [ ] LEGAL BUSINESS NAME
     [ ] INDIVIDUAL (LAST NAME FIRST)

------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                       2C. CITY, STATE                             2D. ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
2E. RESIDENCE ADDRESS                                     2F. CITY, STATE                             2G. ZIP CODE

====================================================================================================================================
3.  [ ] ADDITIONAL DEBTOR(S) ON ATTACHED SHEET
------------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY                                                                         4A. SOCIAL SECURITY NO., FEDERAL TAX
                                                                                              NO. OR BANK TRANSIT AND A.B.A. NO.
      NAME

      MAILING ADDRESS

      CITY                                          STATE                     ZIP CODE
====================================================================================================================================
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                    5A. SOCIAL SECURITY NO., FEDERAL TAX
                                                                                              NO. OR BANK TRANSIT AND A.B.A. NO.
      NAME

      MAILING ADDRESS

      CITY                                          STATE                     ZIP CODE
====================================================================================================================================
     6. This FINANCING STATEMENT covers the following types or items of property (if crops or timber, include description of real property on which growing or to be growing and name of record owner of such real estate; if fixtures, include description of real property to which affixed or to be affixed and name of record owner of such real estate; if oil, gas or minerals, include description of real property from which to be extracted).



     6A.
          ------------------------------------------
                   SIGNATURE OF RECORD OWNER                           6C. $
                                                                             ----------------------------------------
                                                                               MAXIMUM AMOUNT OF INDEBTEDNESS TO
     6B.                                                                       BE SECURED AT ANY ONE TIME (OPTIONAL)
          -----------------------------------------
            (TYPE) RECORD OWNER OF REAL PROPERTY

====================================================================================================================================
7.   Check [X]   A [ ] Proceeds of  B [ ] Products of  C [ ] Proceeds of above described      D [ ] Collateral was brought
       if              collateral         collateral         original collateral in which           into this State subject
   Applicable          are also           are also           a security interest was                to security interest in
                       covered            covered            perfected                              another jurisdiction
                                                             (Debtors Signature Not Required)       (Debtors Signature Not Required)
====================================================================================================================================
8.   Check [X]
       if            [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH NRS 704.205 AND NRS 104.9403
   Applicable
====================================================================================================================================
9.                                (Date)                            19               11. This Space for Use of Filing Officer
                                        ----------------------------  -----             (Date, Time, File Number and Filing Officer)

    By:
       --------------------------------------------------------------------
            SIGNATURE(S) OF DEBTOR(S)                        (TITLE)

    -----------------------------------------------------------------------
            TYPE NAME(S)

    By:
       --------------------------------------------------------------------
            SIGNATURE(S) OF SECURED PARTY(IES)               (TITLE)

    -----------------------------------------------------------------------
            TYPE NAME(S)
===========================================================================
10.                             RETURN COPY TO

NAME
ADDRESS
CITY, STATE
AND ZIP


                     CERTIFICATE OF ACCEPTANCE OF PROPERTY

We hereby certify that all of the Property referred to in the attached Exhibit "A" has been delivered to and has been received by us, and Borrower hereby accepts the condition of each and every item in the "as is" condition and is in all respects satisfactory to Borrower, and that the Property is accepted by us for all purposes under a Promissory Note and Security Agreement dated _________________________ and accordingly hereby authorize Seller to make payment according to the terms of the aforementioned Promissory Note.

Borrower:

______________________________________
Signature

______________________________________
Title

______________________________________
Date

                                  ATTACHMENT E
                             LIST OF ADMINISTRATORS



CALIFORNIA                                      MARYLAND

Department of Corporations                      Maryland Securities Commissioner
3700 Wilshire Blvd., 6th Floor                  Office of the Attorney General
Los Angeles, CA 90010                           200 St. Paul Place
                                                20th Floor
                                                Baltimore, Maryland 21202-2020
HAWAII
                                                MICHIGAN
Business Registration Division
Department of Commerce                          Department of the
  and Consumer Affairs                            Attorney General's Office
1010 Richards Street                            Consumer Protection Division
Honolulu, Hawaii 96813                          Attn:  Franchise
                                                670 Law Building
                                                Lansing, Michigan 48913
ILLINOIS
                                                MINNESOTA
Chief, Franchise Division
Attorney General's Office                       Franchise Examiner
500 South Second Street                         Department of Commerce
Springfield, Illinois 62706                     133 East Seventh Street
                                                St. Paul, Minnesota 55101
INDIANA
                                                NEBRASKA
Secretary of State
Franchise Section                               Nebraska Department of
Securities Division                               Banking and Finance
302 West Washington,                            1200 N. Street
Room E-111                                      P.O. Box 95006
Indianapolis, Indiana 46204                     Lincoln, Nebraska 68509-5006




ATTACHMENT E-1

NEW YORK                                SOUTH DAKOTA
--------                                ------------

Special Deputy Attorney General         Franchise Administrator
New York Department of Law              Department of Commerce and
Bureau of Investor Protection             Regulation
  and Securities                        Division of Securities
120 Broadway, 23rd Floor                c/o 118 West Capitol Avenue
New York, New York 10271                Pierre, South Dakota 57501-2017


NORTH DAKOTA                            TEXAS
------------                            -----

Franchise Examiner                      Statutory Document Section
Securities Commissioner                 Secretary of State
State of North Dakota                   P.O. Box 12887
600 East Boulevard, Fifth Floor         Austin, Texas 78711
Bismarck, North Dakota 58505


OREGON                                  VIRGINIA
------                                  --------

Director                                Chief Examiner
Department of Consumer and              State Corporation Commission
  Business Services                     Division of Securities
Division of Finance and                   and Retail Franchising
  Corporate Securities                  1300 East Main Street, 9th Floor
Labor and Industries Building           Richmond, Virginia 23219
Salem, Oregon 97310

                                        WASHINGTON
                                        ----------
RHODE ISLAND
------------                            Department of Financial Institutions
                                        Securities Division
Chief Securities Examiner               Washington Department of Licensing
Director of Business Regulation         P.O. Box 9033
Division of Securities                  Olympia, Washington 98507-9033
Suite 232
233 Richmond Street
Providence, Rhode Island 02903-4232     WISCONSIN
                                        ---------

                                        Franchise Administrator
                                        Securities and Franchise Registration
                                        Wisconsin Securities Commission
                                        P.O. Box 1768
                                        101 East Wilson St., 4th Fl.
                                        Madison, Wisconsin 53701


ATTACHMENT E-2

                                    ITEM 23
                                    -------

                                    RECEIPT
                                    -------

THIS OFFERING CIRCULAR SUMMARIZES CERTAIN PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF WE OFFER YOU A FRANCHISE, WE MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

(1) THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR

(2) TEN BUSINESS DAYS BEFORE THE SIGNING OF A BINDING AGREEMENT; OR

(3) TEN DAYS BEFORE A PAYMENT TO US.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST 5 BUSINESS DAYS BEFORE YOU SIGN A FRANCHISE AGREEMENT.

IF WE DO NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE APPLICABLE STATE AGENCY LISTED IN ATTACHMENT E.

I have received a Pizzeria Uno Corporation Uniform Franchise Offering Circular dated December 22, 1995. This Offering Circular includes the following
Attachments:

A.  Agents for Service of Process
B.  Table of Contents for Manuals
C.  Financial Statements
D.  Contracts
    1.  Franchise Agreement (with Guarantee and exhibits)
    2.  Development Agreement
    3.  Financing Agreements
        (a)  letter agreement
        (b)  guarantee
        (c)  corporate resolution
        (d)  collateral assignment, acceptance and consent
        (e)  promissory note (60 months)
        (f)  promissory note (72 and 84 month)
        (g)  interim funding promissory note
        (h)  security agreement
        (i)  assignment of lease
        (j)  consent to assignment as collateral security
        (k)  landlord disclaimer and waiver of interest
        (l)  affidavit of identity
        (m)  pledge agreement
        (n)  financing statement
        (o)  certificate of acceptance of property
E.  List of Administrators


__________________________     ________________________________________________
Date                           Franchisee

                      [RETAIN THIS COPY FOR YOUR RECORDS]

                                    ITEM 23
                                    -------

                                    RECEIPT
                                    -------

THIS OFFERING CIRCULAR SUMMARIZES CERTAIN PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF WE OFFER YOU A FRANCHISE, WE MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

(1) THE FIRST PERSONAL MEETING TO DISCUSS OUR FRANCHISE; OR

(2) TEN BUSINESS DAYS BEFORE THE SIGNING OF A BINDING AGREEMENT; OR

(3) TEN DAYS BEFORE A PAYMENT TO US.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST 5 BUSINESS DAYS BEFORE YOU SIGN A FRANCHISE AGREEMENT.

IF WE DO NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE APPLICABLE STATE AGENCY LISTED IN ATTACHMENT E.

I have received a Pizzeria Uno Corporation Uniform Franchise Offering Circular dated December 22, 1995. This Offering Circular includes the following
Attachments:

A.  Agents for Service of Process
B.  Table of Contents for Manuals
C.  Financial Statements
D.  Contracts
    1.  Franchise Agreement (with Guarantee and exhibits)
    2.  Development Agreement
    3.  Financing Agreements
        (a)  letter agreement
        (b)  guarantee
        (c)  corporate resolution
        (d)  collateral assignment, acceptance and consent
        (e)  promissory note (60 months)
        (f)  promissory note (72 and 84 month)
        (g)  interim funding promissory note
        (h)  security agreement
        (i)  assignment of lease
        (j)  consent to assignment as collateral security
        (k)  landlord disclaimer and waiver of interest
        (l)  affidavit of identity
        (m)  pledge agreement
        (n)  financing statement
        (o)  certificate of acceptance of property
E.  List of Administrators


__________________________     ________________________________________________
Date                           Franchisee

                            [RETURN THIS COPY TO US]